UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

IOMEGA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Iomega Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Iomega Corporation

Commission File No. 001-12333

This filing relates to the proposed acquisition of ExcelStor Great Wall Technology Limited, a Cayman Islands company (“EGWTL”), and Shenzhen ExcelStor Technology Limited, a PRC company (“SETL”) by Iomega Corporation (“Iomega” or the “Company”) from Great Wall Technology Company Limited, a People’s Republic of China company (“GWT”), ExcelStor Group Limited, a Cayman Islands company (“EGL”), ExcelStor Holdings Limited, a British Virgin Islands company (“EHL” and, together with GWT and EGL, the “Selling Shareholders”), pursuant to the terms of a Share Purchase Agreement, dated as of December 12, 2007 among Iomega, the Selling Shareholders, EGWTL, and SETL (the “Proposed Acquisition”). The following circular was filed with the Hong Kong Stock Exchange on January 23, 2008 and is being used by GWT in connection with the solicitation of the approval of the Proposed Acquisition by GWT’s shareholders.

THIS CIRCULAR IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

If you are in any doubt as to any aspect of this circular or as to the action to be taken, you should consult a licensed securities dealer, bank manager, solicitor, professional accountant or other professional adviser.

If you have sold or transferred all your shares in Great Wall Technology Company Limited, you should at once hand this circular to the purchaser or transferee or to the bank, licensed securities dealer or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

The Stock Exchange of Hong Kong Limited takes no responsibility for the contents of this circular, makes no representation as to its accuracy or completeness and expressly disclaims any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this circular.

This circular is for information purposes only and does not constitute an invitation or offer to acquire, purchase or subscribe for securities of Great Wall Technology Company Limited.

GWT

Great Wall Technology Company Limited

(A joint stock limited company incorporated in the People’s Republic of China with limited liability)

(Stock Code: 0074)

MAJOR AND CONNECTED TRANSACTION

DISPOSAL OF SALE SHARES

AND ACQUISITION OF SHARES IN IOMEGA

Independent financial adviser to the Independent Board Committee and the Independent Shareholders

S  SOMERLEY LIMITED

A letter from the Board is set out on pages 6 to 19 of this circular. A letter from the Independent Board Committee is set out on page 20 of this circular. A letter from Somerley Limited, the Independent Financial Adviser, containing its advice to the Independent Board Committee and the Independent Shareholder, is set out on pages 21 to 33 of this circular.

23 January 2008

DEFINITIONS

In this circular, unless the context otherwise requires, the following expressions have the following meanings:

“AGM”	the annual general meeting of the Company;

“Agreement”	the conditional share purchase agreement dated 12 December 2007, entered into among the Purchaser, the Vendors and the Subject Entities;

“Announcement”	the announcement made by the Company dated 12 December 2007 in respect of the Transaction;

“Articles of Association”	the articles of association of the Company;

“Board”	the board of directors of the Company;

“Cash Consideration”	cash consideration in the sum of US$50,000.00;

“CDMA”	Code Division Multiple Access;

“CGC”	China Great Wall Computer Shenzhen Co., Ltd, a company incorporated in the PRC with limited liability;

“Company”	(Great Wall Technology Company Limited), a joint stock limited company incorporated in the PRC with limited liability whose H shares are listed on the Stock Exchange;

“Completion”	completion of the Transaction pursuant to the Agreement;

“connected person”	has the same meaning ascribed to it in the Listing Rules;

“Consideration”	the aggregate sum of Cash Consideration and the Share Consideration;

“Consideration Shares”	such number of new Iomega Shares to be allotted and issued to the Vendors to satisfy in part of the Consideration;

“Convertible Shares”	the number of Iomega Shares issuable upon the exercise or conversion of all outstanding options, warrants or other convertible securities (assuming full vesting of any such securities that are subject to vesting) of Iomega immediately prior to the date of Completion (excluding any Option Shares);

“Directors”	the directors of the Company;

DEFINITIONS

“EBITDA”	Earnings Before Interest, Taxes, Depreciation and Amortization;

“Enlarged Group”	the Group as enlarged by the consolidation of the Iomega Group;

“ExcelStor Group”	ExcelStor Group Limited, a company incorporated in the Cayman Islands with limited liability;

“ExcelStor GWT”	(ExcelStor Great Wall Technology Limited), a company incorporated in the Cayman Islands with limited liability, which is held as to 61.68% by the Company and 38.32% by ExcelStor Group before Completion;

“ExcelStor GWT Sale Shares”	243,180,020 shares, being the entire issued share capital of ExcelStor GWT;

“ExcelStor Holdings”	ExcelStor Holdings Limited, a company incorporated in the British Virgin Islands with limited liability and a direct wholly owned subsidiary of ExcelStor Group;

“Great Wall Group”	(China Great Wall Computer Group Company), a state-owned enterprise established under the laws of the PRC and the immediate controlling shareholder of the Company currently holding approximately 62.11% of the total issued capital of the Company;

“Group”	the Company and its subsidiaries;

“GSM”	Global System for Mobile Communications;

“HDD”	hard disk drive;

“HK Requisite Approvals”	all government approvals and registrations that are required and necessary for the entry into, and enforceability and performance of, the Agreement and for the consummation of the Transaction in Hong Kong, including approvals by China Electronics Corporation (the indirect parent company of the Company);

“HKFRS”	the statements of Auditing Standards issued by the Hong Kong Institute of Certified Public Accountants;

“Hong Kong”	the Hong Kong Special Administrative Region of the PRC;

“HSR Act”	Hart-Scott-Rodino Antitrust Improvements Act of 1976 of the United States, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto;

DEFINITIONS

“Independent Board Committee”	an independent committee of the Board comprising the independent non-executive directors of the Company, namely Li Sanli, Kennedy Ying Ho Wong and Wang Qinfang, established to review and consider the Transaction;

“Independent Shareholders”	all Shareholders excluding any connected person with a material interest in the Transaction and any Shareholder with a material interest in the Transaction;

“Issue Price”	the issue price of each Consideration Share will be the closing stock price of Iomega on the NYSE as at the date of Completion;

“Iomega” or “Purchaser”	Iomega Corporation, a company incorporated in Delaware whose shares are listed on the NYSE;

“Iomega Group”	Iomega and its subsidiaries;

“Iomega Share(s)”	common stock, par value US$0.03-1/3 per share, of Iomega;

“IFRS”	the International Financial Reporting Standards;

“Latest Practicable Date”	18 January 2008, being the latest practicable date prior to the printing of this circular for ascertaining certain information therein;

“Listing Rules”	the Rules Governing the Listing of Securities on the Stock Exchange;

“NYSE”	The New York Stock Exchange;

“OEMs”	Original Equipment Manufacturers;

“Options”	all options issued and outstanding under Iomega’s stock incentive plans immediately as of the date of Completion;

“Option Shares”	the aggregate number of Iomega Shares issuable upon the exercise of Options (whether or not vested) as of the date of Completion, using the Treasury Method Amount, provided, however, that any Option with an exercise price greater than the Trailing Average shall not be included in this calculation;

“PRC”	the People’s Republic of China and, for the purposes of this circular, excluding Hong Kong, the Macau Special Administrative Region and Taiwan;

DEFINITIONS

“PRC Requisite Approvals”	all government approvals and registrations that are required and necessary for the entry into, and enforceability and performance of, the Agreement and for the consummation of the Transaction in the PRC, including approvals by China Electronics Corporation (the indirect parent company of the Company);

“Sale Shares”	ExcelStor GWT Sale Shares and Shenzhen ExcelStor Equity Interest;

“Share Consideration”	60% of the issued and outstanding Iomega Shares as of the date of Completion (utilizing the treasury stock method for the purpose of calculating Options);

“Shareholders”	shareholders of the Company;

“Shenzhen ExcelStor”	(Shenzhen ExcelStor Limited), a company incorporated in the PRC with limited liability;

“Shenzhen ExcelStor Equity Interest”	the entire equity interest in Shenzhen ExcelStor which is held as to 61.68% by the Company and 38.32% by ExcelStor Holdings before Completion;

“Shenzhen Kaifa”	(Shenzhen Kaifa Technology Co., Ltd), a company incorporated in the PRC with limited liability;

“Stock Exchange”	The Stock Exchange of Hong Kong Limited;

“Subject Entities”	ExcelStor GWT and Shenzhen ExcelStor;

“substantial shareholders”	has the same meaning ascribed to it in the Listing Rules;

“Trailing Average”	the average closing price of Iomega Shares for the 20-Trading Day period ending 2 Trading Days prior to the Completion;

“Trading Day”	any day on which shares of Iomega Shares are traded on the NYSE;

“Transaction”	the transaction contemplated under the Agreement;

“Treasury Method Amount”	the number of Iomega Shares equal to sum of the products of (x) each outstanding Option Share, multiplied by (y) the quotient of (1) the difference of (i) the Trailing Average, minus (ii) the exercise price for such Option Share, divided by (2) the Trailing Average, for each outstanding Option Share (on an Option-by- Option basis);

DEFINITIONS

“United States” or “US”	the United States of America;

“US GAAP”	the Generally Accepted Accounting Principles in the United States;

“Vendors”	the Company, ExcelStor Group and ExcelStor Holdings;

“HK$”	Hong Kong dollars, the lawful currency of Hong Kong;

“US$”	US dollars, the lawful currency of the United States; and

“%”	per cent.

For the purpose of this circular and for illustration purpose only, all amounts in US$ were translated into HK$ at an exchange rate of US$1.00 to HK$7.7985.

LETTER FROM THE BOARD

GWT

Great Wall Technology Company Limited

(A joint stock limited company incorporated in the People’s Republic of China with limited liability)

(Stock Code: 0074)

Directors:	Registered address and head office:

Mr. Lu Ming (Chairman)	No.2 Keyuan Road
Mr. Tam Man Chi	Technology and Industry Park
Mr. Wang Jincheng	Nanshan District
Mr. Yang Jun	Shenzhen, PRC
Mr. Su Duan

Independent non-executive Directors:
Mr. Li Sanli
Ms. Wang Qinfang
Mr. Kennedy Ying Ho Wong
23 January 2008

To the shareholders

Dear Sir and Madam,

MAJOR AND CONNECTED TRANSACTION

DISPOSAL OF SALE SHARES

AND ACQUISITION OF SHARES IN IOMEGA

INTRODUCTION

On 12 December 2007, the Board announced that the Company entered into the Agreement with ExcelStor Group, ExcelStor Holdings, ExcelStor GWT, Shenzhen ExcelStor and Iomega pursuant to which the Company, ExcelStor Group and ExcelStor Holdings, being the Vendors, conditionally agreed to sell the Sale Shares to Iomega and the Consideration is to be satisfied by Iomega partly in cash and partly by way of allotting and issue of the Consideration Shares to the Company and ExcelStor Group.

The Transaction constitutes a major and connected transaction for the Company under the Listing Rules. The purpose of this circular is to provide you with information regarding, amongst other things, the Agreement, the recommendation from the Independent Board Committee in respect of the Transaction and the advice from Somerley Limited, the Independent Financial Adviser to the Independent Board Committee and the Independent Shareholders.

LETTER FROM THE BOARD

THE AGREEMENT

Date:

12 December 2007

Parties:

Vendors:	The Company
ExcelStor Group
ExcelStor Holdings

Purchaser:	Iomega

Subject Entities:	ExcelStor GWT
Shenzhen ExcelStor

To the best of the Directors’ knowledge, information and belief and having made all reasonable enquiry, the Purchaser and its controlling shareholders (as defined in the Listing Rules) are not connected persons of the Company and are independent of and not connected with the Company and its connected persons.

Assets to be disposed of :

The Sale Shares.

Consideration

The Consideration for the disposal of the ExcelStor GWT Sale Shares and Shenzhen ExcelStor Equity Interest shall be (1) the Cash Consideration; plus (2) the Share Consideration, which shall be satisfied by Iomega by way of allotment and issue of the Consideration Shares among the Vendors in the following manner:

•	approximately 37% of its enlarged issued share capital of Iomega to the Company; and

•	approximately 23% of its enlarged issued share capital of Iomega to ExcelStor Group.

Cash Consideration

Cash Consideration shall be in the cash sum of US$50,000.00.

Share Consideration

Upon Completion, the Vendors will receive certain amount of Consideration Shares as Share Consideration. The Consideration Shares were considered and accepted as part of the Consideration because of the market potential of Iomega.

LETTER FROM THE BOARD

Additionally, the Company has considered Iomega’s business, goodwill and brand name in the business of storage and network security solutions, Iomega’s vast sales and distribution channels through international distributors, suppliers and OEMs. The Transaction allows the Group to leverage the manufacturing, brand, sales and marketing assets of its other subsidiaries, and positions of the Group to become a vertically-integrated company that can expand its offerings on a global scale into unique consumer products, software and system products, as well as value-added services. Therefore, the Board considers that the acquisition of Iomega Shares enables the Company to invest into a company with sound management whose business has considerable growth potential.

As at the Latest Practicable Date, Iomega had 55,340,020 issued and outstanding shares, plus 1,664,618 of existing Options (of which 664,968 were outstanding and exercisable and have vested under specific expiration dates and exercise prices for the issuance of new Iomega Shares); and the market price of each Iomega Share was US$2.35. The issued and outstanding Iomega Shares of 55,340,020 were calculated by taking the sum of 55,337,770 of Iomega Shares issued and outstanding as of the third fiscal quarter of 2007 ended 30 September 2007, plus 2,250 of additional Iomega Shares issued and outstanding between the third quarter ended and as at the Latest Practicable Date.

The aggregate number of Consideration Shares to be issued to the Company and ExcelStor Group at the Completion will be equal to the product of (1) 1.5, multiplied by (2) the sum of (A) the total number of Iomega Shares outstanding as of the date of the Completion, plus (B) the Convertible Shares, plus (C) the Treasury Method Amount. Accordingly, the Company and ExcelStor Group will receive an aggregate number of Iomega Shares equal to approximately 60% of the issued and outstanding Iomega Shares immediately following the date of Completion.

As at the Latest Practicable Date, there were 55,340,020 issued and outstanding Iomega Shares and 1,664,618 of existing Options. Iomega has informed the Company that it expects to issue 1,600,000 additional Options prior to Completion. Accordingly, by way of example and assuming that (1) Iomega does not issue any additional Iomega Shares prior to the date of Completion, (2) Iomega does not issue the additional Options described above prior to the date of Completion, (3) the exercise price for all Options outstanding as of the date of Completion is less than or equal to the Trailing Average and (4) the Trailing Average is US$3.05, the number of Consideration Shares to be issued to the Vendors would be calculated based on the sum of (A) 55,340,020 issued and outstanding Iomega Shares, plus (B) 178,381 Iomega Shares deemed outstanding pursuant to the formula set forth in the definition of “Treasury Method Amount”. As such, the expected aggregate number of Consideration Shares to be issued to the Vendors would be approximately 83,277,602 Iomega Shares.

Actual Consideration Shares issued at Completion may be different than the example described above depending upon factors such as (1) whether Iomega issues any additional Iomega Shares prior to the date of Completion, (2) whether and if so, how many, Iomega issues the additional Options described above prior to the date of Completion, (3) whether the exercise price for all Options outstanding as of the date of Completion is less than or equal to the Trailing Average and (4) the Trailing Average.

LETTER FROM THE BOARD

Assuming that the Issue Price of each Iomega Share is US$2.35 and the expected number of Consideration Shares will be 83,277,602 Iomega Shares, the Share Consideration will be US$195,702,364.24 (representing HK$1,526,184,887.52). Upon Completion, the Company will hold approximately 37.0% of the issued and outstanding shares of Iomega on a fully diluted basis; and ExcelStor Group will hold approximately 23.0% of the issued shares of Iomega on a fully diluted basis.

Upon Completion, both ExcelStor GWT and Shenzhen ExcelStor will become the direct wholly owned subsidiaries of Iomega and the Company will have an indirect 37.0% interest in both ExcelStor GWT and Shenzhen ExcelStor through Iomega. It is currently intended that upon Completion, the balance sheets and statements of income, equity and cash flows of Iomega will be consolidated in the accounts of the Company and the Company will appoint majority board representatives in Iomega and participate in its management.

The Consideration was arrived after arm’s length negotiations between the parties that utilized a variety of generally accepted valuation methods that included (1) the historical financial information of both ExcelStor GWT and Shenzhen ExcelStor as compared to Iomega; (2) the financial terms of certain recent similar business combinations; (3) the discounted cash flow analyses for both ExcelStor GWT and Shenzhen ExcelStor as compared to Iomega; (4) the relative contributions of both ExcelStor GWT and Shenzhen ExcelStor as compared to Iomega in the pro forma financial statements of the combined company resulting from the Transaction; and (5) other analysis, including analysis based on internal financial statements and projections concerning the strategic, financial and operational benefits anticipated from the Transaction. The primary valuation methodology did not involve any profit forecast as set out in Rule 14.61 of the Listing Rules.

The Directors consider that the term regarding Consideration is fair and reasonable.

Conditions Precedent

The Completion of the Transaction is conditional upon, among others, the following conditions precedent:

(1)	the approval of the Shareholders voting at a special general meeting convened to approve the Agreement on the terms specified therein, or a waiver being granted by the Stock Exchange from the requirement under the Listing Rules for the Company to hold a general meeting to seek Shareholders’ approval in respect of the Agreement;

(2)	the approval of the shareholders of Iomega voting at a special general meeting convened to approve the Agreement on the terms specified therein;

(3)	all of the Consideration Shares have been authorised for listing on the NYSE;

(4)	any waiting periods applicable to the consummation of the Transaction under the HSR Act and any applicable non-US antitrust or fair trade law or regulation have expired or been earlier terminated;

LETTER FROM THE BOARD

(5)	all PRC Requisite Approvals and HK Requisite Approvals shall have been duly obtained and remain in full force and effect; and

(6)	the Purchaser and the Vendors shall have executed and delivered to each other an investor rights agreement.

As at the date of this circular, save for condition precedent (1) above, the other aforementioned conditions precedent have not been fulfilled.

Completion

Completion shall take place on the date following five business days after the fulfillment of the conditions set out above. If the above conditions have not been satisfied on or before 30 September 2008, either party shall be entitled to terminate the Transaction in accordance with the terms of the Agreement.

As stated in the “Implications of the Listing Rules”, the Company has obtained a written approval of the Transaction from Great Wall Group. The Company has obtained a waiver from the Stock Exchange of the requirements to hold a special general meeting based on such written approval in accordance with Rules 14.44 and 14A.43 of the Listing Rules.

INFORMATION ON THE VENDORS

The Company is incorporated in the PRC, and its shares are listed on the Stock Exchange. The business of the Company and its subsidiaries covers the following major fields, including computer components, computer manufacturing, GSM, CDMA mobile phones, software and system integration and broadband networks and value-added services.

ExcelStor Group is a company incorporated in the Cayman Islands that has no operations. It is a holding company.

ExcelStor Holdings is a company incorporated in the British Virgin Islands that has no operations. It is a holding company.

INFORMATION ON THE PURCHASER

Iomega is a company incorporated in Delaware whose shares are listed on the NYSE. Headquartered in San Diego, California, US, Iomega is a worldwide leader in innovative storage and network security solutions for small and mid-sized businesses, consumers and others. It has sold more than 400 million digital storage drives and disks since its inception in 1980. Iomega’s product portfolio includes industry leading network attached storage products, external hard drives and its proprietary removable storage technology, the REV® Backup Drive. OfficeScreen®, Iomega’s managed security services, which are available in the US and select markets in Europe, provide enterprise quality perimeter security and secure remote network access for small and medium-size businesses, which help protect small enterprises from data theft and liability.

LETTER FROM THE BOARD

The financial position and the results of the Purchaser Group for the two years ended 31 December 2006, as extracted from its audited financial statements prepared in accordance with IFRS, are summarized below:

	Financial year ended 31 December
	2006	2005
	US$’000	US$’000
Net loss before taxation and extraordinary items	(12,586)	(18,378)
Net loss after taxation and extraordinary items	(10,472)	(16,242)
Net loss after taxation and extraordinary items attributable to equity holders of the Iomega Group	(10,472)	(16,242)

	Financial year ended 31 December
	2006	2005
	US$’000	US$’000
Net asset value	113,962	115,675

Please refer to Appendix II for the report relating to the audited consolidated financial statements of Iomega for the three years ended 31 December 2006 prepared under IFRS and Appendix III for the report relating to the unaudited consolidated financial statements of the Iomega for each of the nine months ended 1 October 2006 and 30 September 2007 (being the date of Iomega’s latest published unaudited interim consolidated financial statements) prepared under US GAAP, including in each case, the notes to such accounts (as contained in the relevant financial statements).

The major differences between US GAAP and HKFRS as it relates to the Iomega Group and that resulted in adjustments pertains to the following: (1) US GAAP requires that all research and development expenses be expensed while HKFRS requires capitalization of development expenses that meet certain criteria; (2) US GAAP requires that revenue be deferred for excess channel inventory while HKFRS requires that no such provision be recognized; (3) US GAAP requires that deferred tax assets be recognized and a valuation allowance be established for those deferred tax assets where it is determined that it is more likely than not that such assets will not be recognized while HKFRS does not allow the establishment of the deferred tax assets if they are not deemed realizable; (4) US GAAP allowed a correction of an error to be booked in 2006 related to income tax reserves while HKFRS required such amounts to be recorded in the earliest year presented; (5) US GAAP requires that certain termination benefits be recognized over a transition period while HKFRS requires such costs to be recognized upon notification to the employee; and (6) US GAAP requires the consideration of shares issued in connection with a business combination be calculated on a three day average while HKFRS requires such calculation to be on a specific day.

There is no material difference between IFRS and HKFRS as it relates to the Iomega Group.

LETTER FROM THE BOARD

INFORMATION ON THE SUBJECT ENTITIES

ExcelStor GWT is a company incorporated in the Cayman Islands and is currently held as to 61.68% by the Company and 38.32% by ExcelStor Group. It is principally engaged in the marketing of products outside of the PRC where it generates the majority of its turnover. ExcelStor GWT places orders with Shenzhen ExcelStor to manufacture products in order to sell to customers.

The financial statements of ExcelStor GWT were specifically prepared in accordance with HKFRS for the purposes of the disposal of the Sale Shares and acquisition of the Consideration Shares. The financial information of ExcelStor GWT for the two financial years ended 31 December 2005 and 2006 and for the six months ended 30 June 2007 were as follows:

	Six months ended 30 June 2007 (unaudited)	Year ended 31 December 2006 (audited)	Year ended 31 December 2005 (audited)
	US$’000	US$’000	US$’000
Turnover	364,329	460,924	33,549
Profit before taxation	3,549	12,804	(2,083)
Profit after taxation	3,549	12,804	(2,083)
Net assets/(liabilities)	15,658	12,035	(816)

Shenzhen ExcelStor is a company incorporated in the PRC and is currently held as to 61.68% by the Company and 38.32% by ExcelStor Holdings. It is principally engaged in the manufacturing and marketing of products in the PRC in which it sells its products directly to customers.

The financial statements of Shenzhen ExcelStor were specifically prepared in accordance with HKFRS for the purposes of the disposal of the Sale Shares and acquisition of the Consideration Shares. The financial information of Shenzhen ExcelStor for the two financial years ended 31 December 2005 and 2006 and for the six months ended 30 June 2007 were as follows:

	Six months ended 30 June 2007 (unaudited)	Year ended 31 December 2006 (audited)	Year ended 31 December 2005 (audited)
	US$’000	US$’000	US$’000
Turnover	381,099	702,645	558,742
Profit before taxation	1,498	3,421	3,773
Profit after taxation	1,382	3,143	3,484
Net assets/(liabilities)	39,311	38,209	35,975

LETTER FROM THE BOARD

As disclosed above, the Consideration shall be the total sum of the Cash Consideration and the Share Consideration. Assuming that the Issue Price for each Consideration Share is US$2.35 and 83,277,602 Iomega Shares will be issued and allotted to the Vendors upon Completion, the total Consideration in respect of the disposal of the Sale Shares shall be US$195,752,364.24 (representing HK$1,526,574,812.52), being the total sum of Cash Consideration plus the Share Consideration in the sum of US$195,702,364.24 (representing HK$1,526,184,887.52).

The audited consolidated net asset value of the Subject Entities as at 30 June 2007 was approximately US$54,969,000. The gain which is expected to accrue to the Group on such disposal before deducting all relevant expenses is estimated to be US$86,835,179.06 (representing HK$677,184,143.92), being 61.68% times the difference between (i) total Consideration in the sum of US$195,752,364.24; and (ii) the audited consolidated net assets value of the Subject Entities.

Collectively, ExcelStor GWT and Shenzhen ExcelStor design, develop, manufacture, and provide advanced digital storage technologies and comprehensive solutions and technical support to its customers. The principal product lines include HDD, Security Storage, and External Storage, which are used as the primary medium for storing electronic information in systems ranging from desktop computers’ notebook computers, consumer electronics devices, and data centers to deliver information over corporate networks and the internet. ExcelStor GWT and Shenzhen ExcelStor also provide after-sales services such as logistics, repair and warranty services.

ExcelStor GWT and Shenzhen ExcelStor market their products primarily to OEMs as an electronics manufacturing services providers for brands such as Hitachi, Iomega, Tandberg, and Freecom and its own brands such as ExcelStor, GStor plus, GStor Mini, and GStor Wave through distributors who resell the products to small OEMs, dealers, system integrators, and retailers throughout the world and/or assemble the products into their final products.

REASONS FOR THE TRANSACTION

The Group is principally engaged in the development, manufacture, sale and research and development of PC, PC peripheral products, HDD, HDD related products, broadband network services, network transmission, add-on products and software and system related products and services.

The Company considers the Transaction to be consistent with the Group’s global strategy of strengthening its capabilities in personal computer, peripherals, external storage, storage networking and consumer electronics industries by investing into businesses that provide established, non-overlapping distribution channels in order to accelerate growth.

The Transaction will also allow the Group to leverage the manufacturing, brand, sales and marketing assets of its other subsidiaries, and positions the Group to become a vertically-integrated company that can expand its offerings on a global scale into unique consumer products, software and system products, as well as value-added services.

LETTER FROM THE BOARD

Other benefits of the Transaction being considered as follows:

•	Diversify its customer base beyond primarily OEMs;

•	Engineer innovative new technologies and products;

•	Increase turnover by leveraging a well known brand name and new sales channels and distribution network;

•	Combine focused research and development and investment strategies;

•	Achieve synergies through cost savings opportunities; and

•	Attain scale to consummate future strategic acquisitions.

Upon Completion, the Company will have control of Iomega through a representation of a majority of its board of directors. Accordingly, the financial results of Iomega will be consolidated into those of the Company.

As a result, the Transaction is likely to affect the earnings of the Company as follows:

•	Contribution from the income and operations of Iomega; and

•	Increase in earnings from potential cost savings and revenue synergies.

The Directors do not expect the completion of the Agreement itself will have any material financial impact on the assets and liabilities of the Group. The Directors (including the independent non-executive Directors) are of the view that the Agreement is on normal commercial terms, fair and reasonable and in the interest of the Company and the Shareholders as a whole.

IMPLICATIONS OF THE LISTING RULES

Rule 14.44 and Rule 14A.43 of the Listing Rules

Based on the applicable size tests of the Group with respect to the Transaction, the relevant percentage ratio under Rule 14.07 of the Listing Rules exceeds 25% but is less than 75%. Accordingly, the Transaction constitutes a major transaction for the Company under the Listing Rules.

As at the date of this circular, ExcelStor Group held 38.2% interest in ExcelStor GWT, which was a substantial shareholder of ExcelStor GWT and ExcelStor Holdings held 38.2% interest in Shenzhen ExcelStor, which was a substantial shareholder of Shenzhen ExcelStor. Both ExcelStor GWT and Shenzhen ExcelStor were subsidiaries of the Company. By virtue of being the substantial shareholders of ExcelStor GWT and Shenzhen ExcelStor, both ExcelStor Group and ExcelStor Holdings are connected persons of the Company before Completion under the Listing Rules.

LETTER FROM THE BOARD

The Transaction constitutes a major and connected transaction for the Company under the Listing Rules and will therefore be subject to the approval by the Independent Shareholders voting at a special general meeting by poll under Chapters 14 and 14A of the Listing Rules. None of ExcelStor Group, ExcelStor Holdings and Iomega and their respective associates has any shareholding in the Company.

Great Wall Group, which holds approximately 62.11% of the issued share capital of the Company as at the date of this circular, has confirmed in writing that (1) Great Wall Group has no personal interest in the Agreement, such that Great Wall Group and its associates are not required under the Listing Rules to abstain from voting in respect of the Agreement; and (2) in the event that shareholders’ approval in respect of the Transaction is required, it will vote in favour of the Transaction.

ExcelStor Group and ExcelStor Holdings are interested in the Transaction. However, since neither ExcelStor Group nor ExcelStor Holdings has any control over any share in the Company, no Shareholder would be required to abstain from voting.

Since the passing of any resolution in respect of the Transaction by the Shareholders will be a foregone conclusion and no Shareholders will be required to abstain from voting, the expense to the Company of holding a special general meeting would be an unnecessary expense. In view of the aforesaid, the Company has applied for, and obtained, a waiver from the Stock Exchange of the requirement for the Company to hold a general meeting to hold a special general meeting in accordance with Rules 14.44 and 14A.43 of the Listing Rules on the basis that no Shareholder is required to abstain from voting if the Company was to convene a general meeting for the approval of the Transaction and written approval from Great Wall Group holding more than 50% of the issued share capital of the Company has been obtained.

Rules 14.66 and 14.67 of the Listing Rules

According to Iomega, it is very unusual for a US listed company to prepare audited interim or quarterly financials as the US Securities and Exchange Commission only requires listed companies to file with them the review reports on its interim financial information in accordance with Statement on Auditing Standards No. 100, Interim Financial Information. Given the structure of the Transaction and the proposed timetable for the Completion, both Iomega and the Company consider that the preparation of the audited consolidated financial statements of the Iomega Group for the latest interim period ended 30 September 2007 under IFRS will involve an extensive amount of time, which will lead to a delay in the Completion. Iomega has begun the process of preparing its annual audit for the year ending 2007 and the time required to concurrently conduct an interim audit for the period ended 30 September 2007 will be similar to that for completing an annual audit. Therefore, preparing interim audit for the period ended 30 September 2007 will be an additional cost and delay the Completion. The delay in the Completion will have an adverse impact on the Transaction and may prevent the Completion of the Transaction, which may not be in the best interests of the parties and their shareholders.

Further, Iomega is required to provide to the Company information in respect of the sufficiency of working capital, indebtedness statements, particulars of material litigation and particulars of material contracts up until the Latest Practicable Date for inclusion in this circular. According to Iomega, such financial and other information have not yet been disclosed to the public in the US and Iomega is prevented from supplying such non-public information to the Company under the relevant laws and

LETTER FROM THE BOARD

securities regulations in the US. As such, it has not been possible for the Company to obtain such financial and other records/information of the Iomega Group prior to the Latest Practicable Date as is required in order to comply fully with the disclosure requirements under the Listing Rules in relation to the inclusion of certain financial and other information of the Iomega Group in this circular.

For the purposes of this circular, Iomega has only provided to the Company the audited consolidated financial statements of the Iomega Group prepared under IFRS, for the three years ended 31 December 2006 and the latest published unaudited consolidated financial statements of the Iomega Group for the nine months ended 30 September 2006 and 2007 prepared under US GAAP. The relevant information is contained in Appendices II and III to this circular. Accordingly, the Company is unable to comply with the following Listing Rules requirements in respect of the disclosure of information as at the date of this circular:

(1)	an accountants’ report on Iomega prepared using accounting policies which are materially consistent with those of the Group (Rules 4.01(3) and 14.67(4)(a)(i) of the Listing Rules);

(2)	a pro forma statement of the assets and liabilities of the Enlarged Group on the same accounting basis and in compliance with Chapter 4 of the Listing Rules (Rule 14.67(4)(a)(ii) of the Listing Rules);

(3)	an indebtedness statement as at the Latest Practicable Date of the Enlarged Group (Rule 14.66(2) and paragraph 28 of Appendix 1B of the Listing Rules);

(4)	a statement by the Directors that in their opinion the working capital as at the Latest Practicable Date available to the Enlarged Group is sufficient (Rules 14.66(2) and 14.66(4) and paragraph 30 of Appendix 1B of the Listing Rules);

(5)	a discussion and analysis of Iomega Group’s performance during the period covered by the accountants’ report referred to in paragraph (1) above (Rule 14.67(5) and paragraph 32 of Appendix 16 of the Listing Rules);

(6)	a statement as to the financial and trading prospects of the Enlarged Group for the current financial year (ending 31 December 2006), together with any material information which may be relevant (Rule 14.66(2) and paragraph 29(1)(b) of Appendix 1B of the Listing Rules);

(7)	particulars of any litigation or claims of material importance pending or threatened against any member of the Enlarged Group, or an appropriate negative statement (Rule 14.64(2) and paragraph 33 of Appendix 1B of the Listing Rules);

(8)	the dates of and parties to all material contracts entered into by any member of the Enlarged Group within the two years immediately preceding the Latest Practicable Date together with a summary of the principal contents of such contracts and particulars of any consideration passing to or from any member of the Enlarged Group (Rule 14.66(2) and paragraphs 42 and 43(2)(b) of Appendix 1B of the Listing Rules); and

LETTER FROM THE BOARD

(9)	particulars of directors’ or experts’ interests in assets of the Enlarged Group as required under Rule 14.66(2) and paragraph 40 to Appendix 1B of the Listing Rules).

The Company has applied, and obtained, a waiver from the Stock Exchange of strict compliance with the disclosure requirements of the Listing Rules set out in paragraphs (1) to (9) above (“Waiver”) on the basis that the following information waived to be disclosed in this circular will be disclosed subject to the following conditions:

(a)	This circular will include the following conditions:

(i)	Iomega’s audited financial statements for each of the three years ended 31 December 2004, 2005 and 2006 prepared under IFRS;

(ii)	Iomega’s latest published unaudited financial statements for the nine months ended 1 October 2006 and 30 September 2007 prepared under US GAAP;

(iii)	a qualitative explanation of the differences of accounting practice between (x) HKFRS and US GAAP and (y) HKFRS and IFRS which may have a material impact on the financial statements of Iomega;

(iv)	the statement of the indebtedness of the Group;

(v)	the statement of sufficiency of working capital available to the Group;

(vi)	the statement as to the financial and trading prospectus of the Group;

(vii)	details of any litigation or claims of material importance pending or threatened against any member of the Group;

(viii)	particulars of directors’ or experts’ interest in group assets;

(ix)	all material contracts (not being contracts entered into in the ordinary course of businesses) entered into by the Group within the two years immediately preceding the issue of the circular;

(x)	statement of the assets and liabilities of Iomega as shown in its published unaudited financial statements for the nine months ended 30 September 2007 under US GAAP and a statement of assets and liabilities of the Group for the six months ended 30 June 2007 under HKFRS;

(xi)	other material information relating to Iomega in the public domain or made available by Iomega and which the Company is aware of and free to disclose; and

(xii)	the reasons why access to books and records of Iomega has not been granted to the Company.

LETTER FROM THE BOARD

(b)	The Company will issue a supplemental circular within 45 days of the earlier of the date when the Company is able to exercise control over Iomega or gain access to the books and records of Iomega (“Supplemental Circular”). The Supplemental Circular will include the following information:

(i)	an accountants’ report of the Iomega for each of the three years ended 31 December 2005, 2006 and 2007 (or for the financial period ended within six months before the Supplemental Circular is issued) prepared under HKFRS or IFRS in accordance with the requirements under Chapter 4 and Rule 14.67(4)(a)(i) of the Listing Rules; and

(ii)	the information waived to be disclosed in this circular pursuant to the Waiver.

FINANCIAL AND TRADING PROSPECTS

The Company

The global economy, especially in Asia, has demonstrated steady growth in 2007. The performance of the information technology sector continued to be strong and resulted in the Group’s stable return from the global economy.

During the first half of 2007, interim profits after tax attributable to Shareholders amounted to RMB263,861,000. The Group’s major business is carried on with steady and healthy growth and retained its positive pace of development. During the Period, the profit from operations before tax of the Group reached RMB638,177,000 as compared with the corresponding period of the prior year amounted to loss of RMB162,700,000, and the sales revenue amounted to RMB10,571,284,000 which increased by 22% as compared with those of the corresponding period of the prior year.

With the support of the Company’s devoted management team, the Company has implemented the following plans:

1.	implemented high-end strategy and enhanced competitive and profit capability;

2.	increased technology investment and further strengthened technology innovation;

3.	increased the strength of technical reformation for infrastructure and support of enterprise expansion and development;

4.	supported energy preservation, emission reduction, environmental protection and pollution prevention and control, to pave a new way to scientific development; and

5.	continued to explore the realm of international cooperation and fully implement the Group’s expansion plan.

LETTER FROM THE BOARD

The Group has been exploring other investment opportunities in the information technology sector with a view to expanding the business of the Group and enhancing return for the Shareholders. The Directors believe that the global demand for information technology products will continue to increase, and is optimistic about the growth prospects of its business. As disclosed above, the ExcelStor project marks a milestone in the increase of the Group’s resources and production base. The Group’s competitive capability in the field is therefore significantly enhanced by the project. The Board is committed to consider all proposals to create value for the Shareholders. The Board will continue to explore different opportunities in the information technology sector in order to capitalize on favorable trends towards increasing global demand for information technology products.

OPINION

The Directors (including the independent non-executive Directors) are of the view that the Agreement is on normal commercial terms, fair and reasonable and in the interest of the Company and the Shareholders as a whole.

Somerley Limited, which has been appointed as the independent financial adviser to the Independent Board Committee, considers the terms and conditions of the Transaction to be fair and reasonable so far as the Independent Shareholders are concerned. A copy of the independent advice dated 23 January 2008 from Somerley Limited to the Independent Board Committee and the Independent Shareholders is set out on pages 21 to 33 of this circular.

Having taken into account the advice of Somerley Limited, the Independent Board Committee considers the terms and conditions of the Transaction to be fair and reasonable and in the best interests of the Company and the Shareholders as a whole. A copy of the letter of opinion dated 23 January 2008 from the Independent Board Committee is set out on page 20 of this circular.

ADDITIONAL INFORMATION

Your attention is drawn to the additional information set out in the following appendices to this circular.

Yours faithfully,
For and on behalf of the Board of Directors of
Great Wall Technology Company Limited Lu Ming
Chairman

LETTER FROM THE INDEPENDENT BOARD COMMITTEE

GWT

Great Wall Technology Company Limited

(A joint stock limited company incorporated in the People’s Republic of China with limited liability)

(Stock Code: 0074)

23 January 2008

To the Independent Shareholders

Dear Sir and Madam,

MAJOR AND CONNECTED TRANSACTION

We refer to the circular to the Shareholders dated 23 January 2008 (“Circular”) of which this letter forms part. Terms defined in the Circular shall have the same meanings when used herein unless the context requires otherwise.

We have been appointed as members of the Independent Board Committee to advise the Independent Shareholders in respect of the terms of the Transaction, details of which are set out in the “Letter From The Board” set out on pages 6 to 19 of the Circular. Somerley Limited has been appointed to advise the Independent Board Committee on the fairness and reasonableness of the terms and conditions of the Transaction. Details of its advice, together with the principal factors taken into consideration by Somerley Limited in arriving at such advice, are set out on pages 21 to 33 of the Circular.

Having taken into account the advice of Somerley Limited, we consider the terms of the Transaction to be fair and reasonable so far as the Independent Shareholders are concerned and that the Transaction is in the best interests of the Company and the Shareholders as a whole.

Yours faithfully, Independent Board Committee

Li Sanli	Kennedy Ying Ho Wong	Wang Qinfang
Independent non-executive	Independent non-executive	Independent non-executive
Director	Director	Director

LETTER FROM SOMERLEY LIMITED

Set out below is the text of a letter received from Somerley Limited, the Independent Financial Adviser to the Independent Board Committee and the Independent Shareholders regarding the Transaction for the purpose of inclusion in this circular.

S

SOMERLEY LIMITED
10th Floor
The Hong Kong Club Building
3A Chater Road
Central
Hong Kong

23 January 2008

To: the Independent Board Committee and the Independent Shareholders

Dear Sirs,

Major and connected transaction

INTRODUCTION

We refer to our appointment to advise the Independent Board Committee and the Independent Shareholders in connection with the proposed transaction whereby the Company, ExcelStor Group and ExcelStor Holdings propose to sell their respective equity interest in ExcelStor GWT and Shenzhen ExcelStor (both are non-wholly owned subsidiaries of the Company) to Iomega in exchange for the Cash Consideration and Consideration Shares to be issued and allotted by Iomega. Details of the Transactions are contained in the circular to the Shareholders dated 23 January 2008 (the “Circular”), of which this letter forms a part. Unless the context otherwise requires, capitalised terms used in this letter shall have the same meanings as those defined in the Circular.

ExcelStor Group holds a 38.32% interest in ExcelStor GWT and ExcelStor Holdings has the same percentage of interest in Shenzhen ExcelStor. Both ExcelStor GWT and Shenzhen ExcelStor are non- wholly owned subsidiaries of the Company. Accordingly, both ExcelStor Group and ExcelStor Holdings are connected persons of the Company and the Company’s entering into of the agreement as regards the Transaction, to which ExcelStor Group and ExcelStor Holdings are transacting parties, constitutes a connected transaction of the Company. The Agreement is therefore subject to the approval of the Independent Shareholders by way of poll at the special general meeting of the Company (“SGM”). However, neither ExcelStor Group nor ExcelStor Holdings has any control over any shares of the Company and no Shareholder would be required to abstain from voting on the relevant resolution. Great Wall Group, which held approximately 62.11% of the issued share capital of the Company as at the date of this circular, has confirmed in writing that it has no personal interest in the agreement relating to the Transaction; and in the event that shareholders’ approval in respect of the Transaction is required, it will vote in favour of the Transaction. As a result, the Stock Exchange has granted to the Company a waiver to hold a special general meeting in respect of the Transaction.

LETTER FROM SOMERLEY LIMITED

The Independent Board Committee comprising all the three independent non-executive Directors, namely Mr. Li Sanli, Ms. Wang Qinfang and Mr. Kennedy Ying Ho Wong, has been formed to advise the Independent Shareholders in respect of the terms of the Transaction. We, Somerley Limited, have been appointed as the independent financial adviser to advise the Independent Board Committee and the Independent Shareholders in this regard.

In formulating our advice, we have relied on the information and facts supplied, and the opinions expressed, by the Directors and the management of the Group and have assumed that they are true, accurate and complete. We have also sought and received confirmation from the Directors that all material relevant information has been supplied to us and that no material facts have been omitted from the information supplied and opinions expressed to us. We have no reason to doubt the truth or accuracy of the information provided to us, or to believe that any material information has been omitted or withheld. We have relied on such information and consider that the information we have received is sufficient for us to reach our advice and recommendation as set out in this letter and to justify our reliance on such information. However, we have not conducted any independent investigation into the business and affairs of the Group or the Iomega Group.

EXECUTIVE SUMMARY

The Transaction will result in a merger of ExcelStor GWT, Shenzhen ExcelStor and the Iomega Group. Set out in the following is the current shareholding structure of ExcelStor GWT and Shenzhen ExcelStor:

Note:	Shenzhen Kaifa Technology Co., Ltd. is accounted for as a subsidiary in the Group’s accounts.

LETTER FROM SOMERLEY LIMITED

The consideration for the Transaction will be satisfied as to USD50,000 by cash and allotment and issue of shares of Iomega in the following manner:

(i)	to the Company

as to approximately 37% of Iomega’s issued share capital as at Completion and after adjusting for the Consideration Shares and possible or assumed issue of Iomega Shares pursuant to the exercise or conversion of convertible securities or share options (“Enlarged Issued Shares”). Method of calculating the Enlarged Issued Shares is set out in detail in the “Letter from the Board” of this circular; and

(ii)	to ExcelStor Group

as to approximately 23% of Iomega’s Enlarged Issued Shares to ExcelStor Group. The Consideration Shares to ExcelStor Group include consideration for sales of (a) interest in ExcelStor GWT directly held by ExcelStor Group; and (b) interest in Shenzhen ExcelStor directly held by ExcelStor Holdings which is 100% owned by ExcelStor Group.

The aggregate number of Consideration Shares calculated based on the above represented approximately 60% of the Enlarged Issued Shares.

Shares of Iomega are listed on the NYSE.

Set out below is the shareholding structure of ExcelStor GWT, Shenzhen ExcelStor and the Iomega Group upon completion of the Agreement:

Note:	Shenzhen Kaifa Technology Co., Ltd. is accounted for as a subsidiary in the Group’s accounts.

LETTER FROM SOMERLEY LIMITED

It is currently intended that upon Completion, the balance sheets and statements of income, equity and cash flows of Iomega will be consolidated into the accounts of the Company and the Company will appoint majority board representatives in Iomega and participate in its management.

PRINCIPAL FACTORS AND REASONS CONSIDERED

In considering whether the terms of the Agreement are fair and reasonable in so far as the Independent Shareholders are concerned, we have taken into account the principal factors and reasons set out below:

1.	Information on the Group and the Subject Entities

(i)	The business and financial information of the Group

The Company is an approximately 62% owned subsidiary of China Electronics Corporation which is an enterprise directly administered by the State-owned Assets Supervision and Administration Commission of the State Council.

The Group’s business includes research and manufacturing of computer, computer components and parts, software and system integration, provision of broadband networks and value-added services. During recent years, the Group has continued stepping up its efforts on innovation and worked to build the enterprise into a core technology-oriented enterprise. In particular, the Group places its focus on the business of computer storage, including the establishment of the Great Wall Magnetic Recording Centre which successfully developed a number of products with advanced state-of-the-art technology. Besides, a new production plant, which will primarily focus on the production of hard disks, security cache products and consumer micro-hard disks, is being built with scheduled date of commencement of production from 2008 to 2010 in three phases. The Group aims to become a major corporate group which is leading domestically and is competitive internationally and continues to look for internal and external development opportunities, for example through the Transaction.

LETTER FROM SOMERLEY LIMITED

Set out below is the condensed segment information of the Group for the year ended 31 December 2006 as extracted from the Group’s 2006 annual report:

Year ended 31 December 2006	Electronic parts and Components	Computer	Property Investment	Others	Eliminations	Consolidated
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Sales to external customers	17,447,498	1,269,023	82,107	1,120,633	—	19,919,261

Segment results after decrease in fair value of investment properties	593,329	(1,889)	66,451	(441)	(14,964)	642,486
Segment assets	4,174,752	1,153,743	560,540	499,824	—	6,388,859
Segment liabilities	2,147,452	496,023	—	395,046	—	3,038,521

As shown in the condensed segment analysis above, the electronic parts and components segment, which comprises, among others, the Subject Entities, contributes majority of the sales and operating profit of the Group during the year ended 31 December 2006.

(ii)	The business and financial information of the Subject Entities

The Subject Entities are principally engaged in the manufacturing and trading of hard disk drives (“HDD”) in the computer component sector of the Group, which are used as the primary medium for storing electronic information in systems ranging from desktop computers, notebook computers, consumer electronics devices, and data centers to deliver information over corporate networks and the internet. Turnover of the Subject Entities are mainly from PRC and other countries in the Asia Pacific region.

The Subject Entities primarily market its products to original equipment manufacturers (“OEM”) under their respective brands. Besides, the Subject Entities also markets its products under the brand names of ExcelStor, GStor Plus, GStor Mini and GStor Wave through distributors and retailers. We understand from management of the Subject Entities that OEM sales contributed

LETTER FROM SOMERLEY LIMITED

to not less than 80% of the total turnovers of the Subject Entities. Set out below is the unaudited combined financial information of the Subject Entities provided by the Company:

	the Subject Entities		the Group	as a % of the Group
	For the year ended 31 December 2006
	RMB’000	US$’000	RMB’000%
Sales to external customers	5,464,455	685,499	19,919,261	27.4

Profit for the year	127,123	15,947	167,289	76.0

Total assets	2,205,966	282,639	10,216,515	21.6

Total liabilities	1,815,931	232,666	3,700,789	49.1

Net assets	390,035	49,973	6,515,726	6.0

ExcelStor GWT

The principal activity of ExcelStor GWT is trading of HDDs, security storage and external storage with majority of its turnover derived from areas outside PRC. ExcelStor GWT largely makes purchases from Shenzhen ExcelStor and in turn sells the products to its external customers.

The following table summarises the financial information of ExcelStor GWT, prepared in accordance with HKFRS, for the two years ended 31 December 2005 and 2006 and for the six months ended 30 June 2007.

	Six months ended 30 June 2007	Year ended 31 December
		2006	2005
	US$’000	US$’000	US$’000
	(unaudited)	(audited)	(audited)
Turnover (Note)	364,329	460,924	33,549
Profit/(loss) before tax	3,549	12,804	(2,083)
Profit/(loss) after tax	3,549	12,804	(2,083)
Total assets	161,006	200,440	35,060
Total liabilities (Note)	145,348	188,405	35,876
Net assets/(liabilities)	15,658	12,035	(816)

Note:	Turnover for the six months ended 30 June 2007 and for the years ended 31 December 2006 and 2005 include sales of raw materials to Shenzhen ExcelStor of US$30 million, US$42 million and US$5 million respectively. Total liabilities as at 30 June 2007, 31 December 2006 and 2005 include accounts payable to Shenzhen ExcelStor of US$82 million, US$130 million and US$26 million respectively.

LETTER FROM SOMERLEY LIMITED

A turnover of US$461 million was recognised by ExcelStor GWT for the year ended 31 December 2006, which represented approximately 12.7 times increase as compared to the turnover for year ended 31 December 2005. Turnover continued to increase substantially to RMB364 million for the six months ended 30 June 2007. ExcelStor GWT had only two OEM customers in 2005 and Hitachi Global Storage Technology becomes a major customer of the Group starting from July 2006. In addition, the production of 160G and 3.5” big capacity hard disk under the ExcelStor brand commenced in the second quarter of 2006. Although the sales continued to increase in 2007, the profit before tax did not increase as much because the expense incurred for the Transaction amounting approximately RMB4 million was charged as expense in the first half of 2007.

As at 30 June 2007, assets of ExcelStor GWT mainly comprise trade receivable of US$122 million, fixed assets of US$22 million (represented mainly plant and machineries purchased for use in production by Shenzhen ExcelStor) and cash and cash equivalents of US$7 million. Liabilities of ExcelStor GWT mainly comprise accounts payable to Shenzhen ExcelStor of US$82 million and accruals of US$50 million.

Shenzhen ExcelStor

Shenzhen ExcelStor is principally engaged in the manufacturing and trading of HDDs, with majority of its sales being made to ExcelStor GWT for onward sales to independent customers outside PRC. Shenzhen ExcelStor invested substantial funds in a production expansion project in 2006, which has brought a substantial increase in both production capacity and sales.

The following table summarises the financial information of Shenzhen ExcelStor, prepared in accordance with HKFRS, for the two years ended 31 December 2005 and 2006 and for the six months ended 30 June 2007.

	Six months ended 30 June 2007	Year ended 31 December
		2006	2005
	US$’000	US$’000	US$’000
	(unaudited)	(audited)	(audited)
Turnover (Note)	381,099	702,645	558,742
Profit before tax	1,498	3,421	3,773
Profit after tax	1,382	3,143	3,484
Total assets (Note)	207,815	243,065	175,904
Total liabilities	168,504	204,856	139,929
Net assets	39,311	38,209	35,975

Note:	Turnover for the six months ended 30 June 2007 and for the years ended 31 December 2006 and 2005 include sales to ExcelStor GWT of US$365 million, US$426 million and US$33 million respectively, and sales to China Great Wall Computer (Shenzhen) Co., Ltd., a subsidiary of the Group, of US$3 million, US$10 million and US$12 million respectively. Total assets as at 30 June 2007, 31 December 2006 and 2005 include trade receivable from ExcelStor GWT of US$82 million, US$130 million and US$26 million respectively.

LETTER FROM SOMERLEY LIMITED

A turnover of US$703 million was recognised by ExcelStor GWT for the year ended 31 December 2006, which represented approximately 25.8% increment as compared to the turnover for year ended 31 December 2005. Turnover for the six months ended 30 June 2007 increased further to RMB381 million. The increase in sales in 2006 was resulted from additional sales generated from the four new assembly lines that started to produce in 2006. The units sold in 2006 were 17.2 million and 12.6 million in 2005. During the years of 2005 and 2006, the major product sold was 80G HDDs. However, the selling prices of 80G HDDs were decreasing from US$44 in 2005 to US$41 in 2006. As a result, the increase in turnover for 2006 was limited by the price factor.

As at 30 June 2007, assets of Shenzhen ExcelStor mainly comprised trade receivable from ExcelStor GWT of US$82 million, cash and cash equivalents of US$46 million , fixed assets of US$31 million (which mainly represented plant and machineries and leasehold improvements) and inventories of US$34 million. Liabilities of Shenzhen ExcelStor mainly comprised accounts payable of US$146 million and short-term bank loans of US$17 million.

2.	The business and financial information of Iomega

Iomega is a company incorporated in Delaware in 1980 whose shares are listed on the NYSE. The principal activity of Iomega and its subsidiaries is the design and market of products including magnetic drives and disks, portable, desktop, network HDDs and network attached storage servers, while the manufacturing functions of its products are usually sub-contracted to third party manufacturers such as the Subject Entities. With its own research and development team, Iomega designs and markets products and provides services that help its customers to store and protect their valuable digital information. Iomega is a global leader in portable data storage, and products under its brand names are internationally recognized. Its products are mainly sold in the United States, Netherlands, France and other countries. Its products are categorized into three business categories, namely, consumer products, business products and other products.

The consumer products category is comprised of the consumer storage solutions (“CSS”) products segment and the Zip products segment. The CSS products segment involves the worldwide distribution and sale of various storage devices including external HDD, CD/DVD rewritable drives and external floppy disk drives. The Zip products segment involves the distribution and sale of Zip drives and disks to retailers, distributors, resellers and OEMs. Iomega ceased selling Zip drives to the European Union as of 1 July 2006.

The business products category is comprised of the REV products segment, the network storage systems (“NSS”) products segment and the services segments. The REV products segment involves the development, distribution and sale of REV products, which are high-capacity removable storage devices, to retailers, distributors, OEMs and resellers throughout the world. The NSS products segment consists primarily of the development, distribution and sale of network attached storage servers and network HDD in the network attached storage market.

The services segment consists of CSCI, Inc. (“CSCI”) including OfficeScreen (network security) solutions, system integration, resale of email security from a third party and Iomega services such as iStorage, which is an online storage solution for managing, sharing, and storing data files that can be accessed anywhere and anytime when internet connection is available.

LETTER FROM SOMERLEY LIMITED

The other products segment consists of licence and patent fee income and products that have been discontinued or their sales are immaterial.

Before 2006, the Zip products segment was the largest contributor to Iomega’s income. As the Zip products had approached the end of its product lifecycle, Iomega had been trying to find other profitable sources of revenue to replace the declining high gross margin sales of the Zip products. In recent years, Iomega has invested significant efforts and resources on the development of the first and second generation of REV products, which were launched in the second quarter of 2004 and July of 2006 respectively. Sales of REV products had exceeded the Zip products sales for 2006 and for the nine months ended 30 September 2007. REV products were turned profitable in the first quarter of 2007. Management of Iomega aims to continue pushing its REV products further for wider market acceptance.

In making further efforts to replace the declining business, Iomega had also launched and attempted to expand its CSS and NSS products businesses. Sales of CSS products exceeded the Zip products sales significantly for the two years ended 31 December 2006. Although Iomega still lost money on CSS products segment for year 2006, Iomega experienced significant improvements to CSS products’ operating losses, which decreased significantly due to the launch of new products, supply changes and other cost reductions. That segment made a slight profit in the fourth quarter of 2006 and was nearly breakeven during the nine months ended 30 September 2007. Iomega is continuing to develop NSS products, targeting the home office and small to mid-size business sectors. In 2006 and 2007, Iomega had also taken steps to improve its profitability by implementing a restructuring plan, which aimed at reducing costs and simplifying the organizational structure of Iomega. The restructuring involved launching new HDD products and making changes to its HDD product supply chain to reduce the cost of these products in order to improve competitiveness in the market. The growth of revenue of Iomega was largely driven by the growth of its HDD business, which remains extremely competitive.

The following table summarises the audited financial information of Iomega, prepared in accordance with US GAAP, for the nine months ended 30 September 2007 and for the two years ended 31 December 2005 and 2006.

	Nine months ended 30 September 2007	Year ended 31 December
		2006	2005
	US$’000 (unaudited)	US$’000 (audited)	US$’000 (audited)
Turnover	215,970	229,554	264,505
Income/(loss) from continuing operations before tax (Note)	3,084	(9,115)	(23,683)
Income/(loss) after tax	3,533	(8,843)	(22,753)
Net assets	94,419	89,807	80,956

Note:	Income/(loss) from continuing operations includes restructuring reversals/(charges) of approximately US$235,000, US$(3,529,000) and US$(7,579,000) for the nine months ended 30 September 2007 and the two years ended 31 December 2006 and 2005 respectively.

LETTER FROM SOMERLEY LIMITED

A turnover of US$230 million was recognised by Iomega for the year ended 31 December 2006, which represented a decrease of approximately 13.2% compared to last year. Majority of Iomega’s turnover was derived from its consumer storage products, which contributed 72.0% of total turnover in 2006 (2005: 74.7%). Loss after tax reduced from US$22.8 million in 2005 down to US$8.8 million in 2006. The turnover declined for the past several years primarily due to the declining sales of the Zip products as they reached the end of the product lifecycle. Therefore, Iomega had been trying to develop other profitable sources of revenue to replace the declining sales of the Zip products. In the second quarter of 2004 and July of 2006, Iomega had launched the first and second generation of REV products. Sales of REV products had exceeded the Zip products sales from 2006; however, REV products have been unprofitable until the first quarter of 2007 where the product line started to be slightly profitable. This was due to the lower research and development costs required for the period. In addition, given the operating losses in recent years, Iomega then developed a restructuring plan which involved putting in place a new management team, reducing costs and simplifying the organizational structure of Iomega. As a result of the efforts being put in by the new management of Iomega, Iomega turned profitable during the period ended 30 September 2007.

As at 30 September 2007, assets of Iomega comprised mainly inventories of US$68 million, cash and temporary investments of US$69 million and trade receivables of US$48 million. Liabilities of Iomega include accounts payable of US$72 million and other current liabilities of US$26 million.

3.	Reasons and benefits from the Transaction

The Subject Entities are principally engaged in manufacture and sale of HDD to OEM manufacturers such as Iomega. The Transaction represents a vertical integration of the Group and is expected to bring the following benefits:

Leverage on brand name and distribution channels of Iomega

“Iomega” is a household name for computer storage products in US. After the Transaction, the Group would have the opportunity to tap into the US market by utilizing the brand name of “Iomega”. Currently, the Group’s major geographical segment for selling of computer storage products is Asia and Europe, whereas Iomega’s major markets are US and Europe. In 2006, 41%, 54% and 5% of sales of Iomega were generated from America, Europe and Asia respectively whereas 63% and 34% of sales of the Group were generated from Asia and Europe respectively. Therefore, the Transaction provides an excellent chance for the Group not only to sell its computer storage products in US but also to reinforce its products variety to European customers. Products under the brand “Iomega” would also be able to be marketed to the existing customers of the Subject Entities, thereby increasing product variety to existing customers.

Public market access in the US

As Iomega would remain as a listed company on New York Stock Exchange, the Transaction would also provide a separate international fund raising platform for the Subject Entities’ HDD business.

LETTER FROM SOMERLEY LIMITED

Combination of research and development expertise and resources

Research and development is very resources driven in the current computer industry. Compared with Iomega, the Subject Entities’ research and development team is relatively new and less advanced in technological level. Iomega is a leader in computer storage products and has a very strong research and development team. The Zip and REV products are widely recognized as very innovative products at the time when they were launched to the market. After the Transaction, the Group would be able to share Iomega’s research results and utilize the existing patented intellectual properties of Iomega. It is expected that the research experience of Iomega would assist in improving the quality of the existing products of the Subject Entities and, when combined with the relative low cost production capacity of the Subject Entities, the Enlarged Group would be able to deliver more cost effective and competitive computer storage products.

Overall, it is expected that through the merger with Iomega, the Subject Entities would be able to diversify their customer base, combine research and development experience and results, engineer innovative new technologies and products, increase turnover by leveraging a well known brand name of Iomega, has access to new sales channels and distribution network, achieve synergies through cost saving opportunities and attain scales to consummate future strategic acquisitions.

4.	Consideration

Consideration for the Transaction includes cash of USD50,000 and shares of Iomega. The Cash Consideration is insignificant in amount. As such, the Transaction largely involves shareholders of ExcelStor GWT, Shenzhen ExcelStor and Iomega “swapping” their respective interests in the above entities for new shares of the enlarged Iomega Group (the “Enlarged Iomega Group”) which upon Completion will comprise the existing Iomega Group, ExcelStor GWT and Shenzhen ExcelStor. The percentage of interest in the Enlarged Iomega Group that each shareholder would obtain is determined on the basis of the relative valuation of (i) ExcelStor GWT and Shenzhen ExcelStor (on combined basis); and (ii) the Iomega Group to the Enlarged Iomega Group (the “Relative Valuation”). The following table illustrates the valuation of the Subject Entities (on a combined basis) and the Iomega Group relative to the valuation of the Enlarged Iomega Group:

As a percentage of the aggregate valuation of the Enlarged Iomega Group
Existing Iomega Group	40%
Subject Entities	60%

Enlarged Iomega Group	100%

LETTER FROM SOMERLEY LIMITED

Beneficial shareholders of the Subject Entities, including the ExcelStor Group (who itself is directly interested in 38.32% of ExcelStor GWT and is indirectly interested in 38.32% of Shenzhen ExcelStor through a wholly owned subsidiary namely ExcelStor Holdings) and the Company, shall share the 60% entitlement to the Enlarged Iomega Group in proportion to their beneficial interest in the Subject Entities, i.e. on a 61.68/38.32 basis, which we consider fair and reasonable.

The Relative Valuation of the Subject Entities and Iomega is determined in accordance with a formula, which is arrived at after arms length negotiation among the Company, ExcelStor Group and lomega. The formula is based on a number of factors including business performance and prospect; synergistic value to be derived from the Transaction; asset base; implied enterprise value as calculated by reference to comparable companies; market values as estimated by reference to comparable transactions (in the case of the Subject Entities) and market capitalisation (in the case of Iomega); takeover value as estimated by adding to the implied enterprise value or market values a control premium. We have discussed with the management of the Company the components of the formula which in our view are normal and reasonable factors used in assessing the valuation of an ongoing business.

Pursuant to the Agreement, the existing shareholders of each operating entity which will form the Enlarged Iomega Group, including the Company, ExcelStor Group and Iomega, will become directly interested in a percentage of the Enlarged Iomega Group, calculated on the basis of the Relative Valuation. For example, the existing shareholders of Iomega will become directly interested in an aggregate of approximately 40% of the Enlarged Iomega Group.

We consider the above formula provides a consistent and objective basis to determine the relative interest of all shareholders of the operating entities which will form the Enlarged Iomega Group. Iomega is a party independent from the Company and its connected persons. ExcelStor Group and ExcelStor Holdings have no board representative or shareholding interest in the Company. Although the Group has minority stake in ExcelStor Group and ExcelStor Holdings, it is not in control of ExcelStor Group and ExcelStor Holdings which are commercial entities in their own right. As the above formula is applied uniformly to all shareholders, we consider it a fair and reasonable basis to all shareholders, including the Company which is a party to the Transaction.

5.	Financial effects

The Subject Entities are being consolidated as subsidiaries of the Company. It is expected that following completion of the Transaction, the results and assets and liabilities of the Enlarged Iomega Group (which comprise the Subject Entities and the existing Iomega Group) would be consolidated into the accounts of the Company.

Following completion, the Group would have an approximately 37% attributable interest in the enlarged Iomega, but its attributable interest in the Subject Entities would decrease from approximately 62% to approximately 37%. On the other hand, the Company will become directly interested in and be entitled to share approximately 37% of the economic returns from the existing Iomega Group. Iomega has just turned profitable in the nine months ended 30 September 2007. Therefore, the Transaction may bring a short term negative impact on the financial results attributable to the equity holders of the Group. However, Iomega’s performance is improving and

LETTER FROM SOMERLEY LIMITED

the Directors believe that the merger of the Subject Entities and Iomega would bring substantial synergistic benefit to their respective businesses in the longer term. As the above synergistic value is yet to be realised, we are unable to comment, on a quantitative basis, its contribution to the Group at this stage.

RECOMMENDATION

Having taken into account the above principal factors, we consider that the Transaction is on normal commercial terms which are fair and reasonable so far as the Independent Shareholders are concerned. If a special general meeting of Shareholders were held to approve the Agreement, we would have advised the Independent Board Committee to recommend the Independent Shareholders to vote in favour of the relevant ordinary resolution to be proposed at the special general meeting to approve the Agreement.

Yours faithfully, for and on behalf of
SOMERLEY LIMITED
Sylvia Leung
Director

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(A)	THREE-YEAR FINANCIAL SUMMARY

Set out below is a summary of the audited consolidated results of the Group for each of the three financial years ended 31 December 2004, 2005 and 2006 (the “Financial Information”). The Financial Information is extracted from the 2004, 2005 and 2006 annual reports of the Group. The auditors’ reports in respect of the Group’s respective consolidated financial statements did not contain any qualification.

SUMMARY OF CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED 31 DECEMBER

	2006	2005	2004
	RMB’000	RMB’000	RMB’000
REVENUE	19,919,261	14,924,774	11,419,186
Cost of sales	(18,540,402)	(13,928,766)	(10,627,991)

Gross profit	1,378,859	996,008	791,195

Other income and gains	226,907	178,754	208,969
Selling and distribution costs	(309,942)	(220,447)	(143,300)
Administrative expenses	(444,656)	(379,235)	(416,814)
Other expenses	(205,837)	(208,653)	(297,565)
Finance costs	(23,283)	(27,921)	(50,188)
Gain on disposal of associates	—	338,194	8,240
Loss on share reforms of subsidiaries	(426,636)	—	—
Share of profits and losses of associates	(35,943)	51,545	311,370

PROFIT BEFORE TAX	159,469	728,245	411,907

Tax	7,820	(103,254)	(35,893)

PROFIT FOR THE YEAR	167,289	624,991	376,014

Attributable to:
Equity holders of the parent	(122,196)	321,936	202,036
Minority interests	289,485	303,055	173,978

	167,289	624,991	376,014

DIVIDENDS
Proposed final	—	23,955	50,305

EARNINGS PER SHARE ATTRIBUTABLE TO ORDINARY EQUITY HOLDERS OF THE PARENT

Basic
– For (loss)/ profit for the year	RMB(10.2) cents	RMB26.9 cents	RMB16.9 cents

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

SUMMARY OF CONSOLIDATED BALANCE SHEETS

AT 31 DECEMBER

	2006	2005	2004
	RMB’000	RMB’000	RMB’000
NON-CURRENT ASSETS
Property, plant and equipment	2,116,321	1,923,925	1,935,432
Investment properties	560,540	559,070	276,618
Prepaid land lease payments	86,775	72,541	74,662
Goodwill	—	—	13,825
Other intangible assets	2,790	2,975	—
Interests in associates	627,369	593,938	1,023,346
Available-for-sale investments	437,884	69,200	53,051
Pledged deposits	13,838	—	—
Prepayments	58,011	—	—
Due from associates	—	—	4,504
Deferred tax assets	63,995	4,128	5,226

Total non-current assets	3,967,523	3,225,777	3,386,664

CURRENT ASSETS
Inventories	845,840	829,207	875,070
Trade and bills receivables	1,977,672	2,212,373	1,545,531
Factored trade receivables	—	26,600	—
Prepayments, deposits and other receivables	371,729	498,368	262,144
Due from the ultimate holding company	—	—	12
Due from fellow subsidiaries	1,675	18,692	12,591
Due from associates	60,915	297,251	785,222
Pledged deposits	10,279	—	281,485
Cash and cash equivalents	2,980,882	2,321,961	1,830,544

Total current assets	6,248,992	6,204,452	5,592,599

CURRENT LIABILITIES
Trade and bills payables	2,234,294	2,488,553	2,349,684
Other payables and accruals	662,987	392,910	259,983
Interest-bearing bank borrowings	446,365	303,210	878,306
Bank advances on factored trade receivables	—	20,000	—
Tax payable	92,643	111,385	60,746
Provisions	53,002	11,625	17,564
Financial lease payable	—	—	1,450
Due to associates	69,422	119,393	111,988
Due to fellow subsidiaries	2,294	580	—
Due to the intermediate holding company	1,364	1,394	—

Total current liabilities	3,562,371	3,449,050	3,679,721

NET CURRENT ASSETS	2,686,621	2,755,402	1,912,878

TOTAL ASSETS LESS CURRENT LIABILITIES	6,654,144	5,981,179	5,299,542

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

	2006	2005	2004
	RMB’000	RMB’000	RMB’000
TOTAL ASSETS LESS CURRENT LIABILITIES	6,654,144	5,981,179	5,299,542

NON-CURRENT LIABILITIES
Interest-bearing bank borrowings	2,882	68,112	—
Financial guarantee contracts	29,410	59,420	—
Deferred tax liabilities	64,389	13,035	9,934
Other long term payables	41,737	55,461	37,392

Total non-current liabilities	138,418	196,028	47,326

Net assets	6,515,726	5,785,151	5,252,216

EQUITY
Equity attributable to equity holders of the parent
Issued capital	1,197,742	1,197,742	1,197,742
Reserves	2,362,074	2,343,055	2,050,857
Proposed final dividend	—	23,955	50,305

	3,559,816	3,564,752	3,298,904

Minority interests	2,955,910	2,220,399	1,953,312

Total equity	6,515,726	5,785,151	5,252,216

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(B)	FINANCIAL INFORMATION OF THE COMPANY FOR THE YEAR ENDED 31 DECEMBER 2006

Set out below are the audited consolidated financial statements of the Company for the year ended 31 December 2006 and 31 December 2005 which are extracted from the 2006 annual report of the Company:

CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2006

		2006	2005
	Notes	RMB’000	RMB’000
REVENUE	5	19,919,261	14,924,774
Cost of sales		(18,540,402)	(13,928,766)

Gross profit		1,378,859	996,008

Other income and gains	5	226,907	178,754
Selling and distribution costs		(309,942)	(220,447)
Administrative expenses		(444,656)	(379,235)
Other expenses		(205,837)	(208,653)
Finance costs	7	(23,283)	(27,921)
Gain on disposal of associates		—	338,194
Loss on share reforms of subsidiaries	40	(426,636)	—
Share of profits and losses of associates		(35,943)	51,545

PROFIT BEFORE TAX		159,469	728,245

Tax	10	7,820	(103,254)

PROFIT FOR THE YEAR		167,289	624,991

Attributable to:
Equity holders of the parent	11	(122,196)	321,936
Minority interests		289,485	303,055

		167,289	624,991

DIVIDENDS
Proposed final	12	—	23,955

EARNINGS PER SHARE ATTRIBUTABLE TO
ORDINARY EQUITY HOLDERS OF THE PARENT	13
Basic
– For (loss)/ profit for the year		RMB(10.2) cents	RMB26.9 cents

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONSOLIDATED BALANCE SHEET

AT 31 DECEMBER 2006

		2006	2005
	Notes	RMB’000	RMB’000
			(Restated)

NON-CURRENT ASSETS
Property, plant and equipment	14	2,116,321	1,923,925
Investment properties	15	560,540	559,070
Prepaid land lease payments	16	86,775	72,541
Goodwill	17	—	—
Other intangible assets	18	2,790	2,975
Interests in associates	20	627,369	593,938
Available-for-sale investments	21	437,884	69,200
Pledged deposits	25	13,838	—
Prepayments	30	58,011	—
Deferred tax assets	29	63,995	4,128

Total non-current assets		3,967,523	3,225,777

CURRENT ASSETS
Inventories	22	845,840	829,207
Trade and bills receivables	23	1,977,672	2,212,373
Factored trade receivables		—	26,600
Prepayments, deposits and other receivables	24	371,729	498,368
Due from fellow subsidiaries	41(b)(iv)	1,675	18,692
Due from associates	41(b)(iii)	60,915	297,251
Pledged deposits	25	10,279	—
Cash and cash equivalents	25	2,980,882	2,321,961

Total current assets		6,248,992	6,204,452

CURRENT LIABILITIES
Trade and bills payables	26	2,234,294	2,488,553
Other payables and accruals		662,987	392,910
Interest-bearing bank borrowings	27	446,365	303,210
Bank advances on factored trade receivables		—	20,000
Tax payable		92,643	111,385
Provisions	28	53,002	11,625
Due to associates	41(b)(iii)	69,422	119,393
Due to fellow subsidiaries	41(b)(iv)	2,294	580
Due to the intermediate holding company	41(b)(i)	1,364	1,394

Total current liabilities		3,562,371	3,449,050

NET CURRENT ASSETS		2,686,621	2,755,402

TOTAL ASSETS LESS CURRENT LIABILITIES		6,654,144	5,981,179

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

			2006	2005
	Notes		RMB’000	RMB’000
				(Restated)
TOTAL ASSETS LESS CURRENT LIABILITIES			6,654,144	5,981,179

NON-CURRENT LIABILITIES
Interest-bearing bank borrowings	27		2,882	68,112
Financial guarantee contracts	36	(a)	29,410	59,420
Deferred tax liabilities	29		64,389	13,035
Other long term payables	31		41,737	55,461

Total non-current liabilities			138,418	196,028

Net assets			6,515,726	5,785,151

EQUITY
Equity attributable to equity holders of the parent
Issued capital	32		1,197,742	1,197,742
Reserves	33	(a)	2,362,074	2,343,055
Proposed final dividend	12		—	23,955

			3,559,816	3,564,752

Minority interests			2,955,910	2,220,399

Total equity			6,515,726	5,785,151

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2006

Attributable to equity holders of the parent

		Issued capital	Share premium account	Goodwill reserve	Available- for-sale investment revaluation reserve	Statutory reserve	Exchange fluctuation reserve	Retained profits	Proposed final dividend	Total	Minority interests	Total equity
	Notes	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January 2005		1,197,742	996,660	(28,155)	—	571,658	—	510,694	50,305	3,298,904	1,953,312	5,252,216

Exchange realignment		—	—	—	—	—	(5,783)	—	—	(5,783)	(2,301)	(8,084)

Total income and expense recognised directly in equity		—	—	—	—	—	(5,783)	—	—	(5,783)	(2,301)	(8,084)
Profit for the year		—	—	—	—	—	—	321,936	—	321,936	303,055	624,991

Total income and expense for the year		—	—	—	—	—	(5,783)	321,936	—	316,153	300,754	616,907
Dividends paid to minority shareholders		—	—	—	—	—	—	—	—	—	(102,790)	(102,790)
Acquisition of subsidiaries		—	—	—	—	—	—	—	—	—	22,817	22,817
Disposal of a subsidiary	34	—	—	—	—	—	—	—	—	—	(3,096)	(3,096)
Capital contribution from minority interests in a subsidiary		—	—	—	—	—	—	—	—	—	49,402	49,402
Final 2004 dividend declared		—	—	—	—	—	—	—	(50,305)	(50,305)	—	(50,305)
Proposed final 2005 dividend	12	—	—	—	—	—	—	(23,955)	23,955	—	—	—
Transfer from retained profits		—	—	—	—	127,695	—	(127,695)	—	—	—	—

At 31 December 2005		1,197,742	996,660	(28,155)	—	699,353	(5,783)	680,980	23,955	3,564,752	2,220,399	5,785,151

At 1 January 2006		1,197,742	996,660	(28,155)	—	699,353	(5,783)	680,980	23,955	3,564,752	2,220,399	5,785,151
Exchange realignment		—	—	—	—	—	(6,337)	—	—	(6,337)	(5,090)	(11,427)
Changes in fair value of available-for-sale investments		—	—	—	148,919	—	—	—	—	148,919	151,683	300,602

Total income and expense recognised directly in equity		—	—	—	148,919	—	(6,337)	—	—	142,582	146,593	289,175
Profit/(loss) for the year		—	—	—	—	—	—	(122,196)	—	(122,196)	289,485	167,289

Total income and expense for the year		—	—	—	148,919	—	(6,337)	(122,196)	—	20,386	436,078	456,464
Dividends attributable to minority shareholders		—	—	—	—	—	—	—	—	—	(127,256)	(127,256)
Share of reserves of an associate		—	838	—	—	—	(2,205)	—	—	(1,367)	148	(1,219)
Disposal of subsidiaries	34	—	—	—	—	—	—	—	—	—	(95)	(95)
Disposal of partial interest in subsidiaries to minority shareholders	40	—	—	—	—	—	—	—	—	—	426,636	426,636
Final 2005 dividend declared	12	—	—	—	—	—	—	—	(23,955)	(23,955)	—	(23,955)
Transfer from retained profits		—	—	—	—	121,414	—	(121,414)	—	—	—	—

At 31 December 2006		1,197,742	997,498	(28,155)	148,919	820,767	(14,325)	437,370	—	3,559,816	2,955,910	6,515,726

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONSOLIDATED CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2006

		2006	2005
	Notes	RMB’000	RMB’000
			(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES

Profit before tax		159,469	728,245

Adjustments for:
Finance costs	7	23,283	27,921
Share of profits and losses of associates		35,943	(51,545)
Interest income	5	(78,614)	(48,038)
Dividend income from investments	5	(25,779)	(750)
Loss on disposal of items of property, plant and equipment	6	13,782	74
Gain on disposal of associates		—	(338,194)
(Gain)/loss on disposal of subsidiaries	6	(15,960)	705
Loss on share reforms of subsidiaries	35	426,636	—
Depreciation	6	290,334	232,054
Decrease/(increase) in fair value of investment properties	6	24,388	(26,821)
Recognition of prepaid land lease payments	16	2,177	2,121
Amortisation of other intangible assets	6	414	607
Goodwill impairment		—	26,778
Changes in fair value on financial guarantee contracts		(28,460)	36,070
Impairment of loans to an associate	6	86,791	58,003
Impairment of items of property, plant and equipment	6	16,401	8,178

		930,805	655,408

(Increase)/decrease in inventories		(18,503)	71,094
Decrease/(increase) in trade and other receivables		261,929	(760,810)
Decrease in amounts due from associates		236,336	475,268
Increase in trade and other payables		40,837	192,848
Decrease in an amount due from the intermediate holding company		—	12
Decrease/(increase) in amounts due from fellow subsidiaries		17,017	(6,101)
(Decrease)/increase in an amount due to the intermediate holding company		(30)	1,394
Increase in amounts due to fellow subsidiaries		1,714	580
(Decrease)/increase in amounts due to associates		(49,971)	7,405
Increase in provisions		41,377	11,625

Cash generated from operations		1,461,511	648,723
Mainland China profits tax paid		(70,028)	(48,967)
Hong Kong profits tax paid		(1,793)	—

Net cash inflow from operating activities		1,389,690	599,756

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

		2006	2005
	Notes	RMB’000	RMB’000
			(Restated)
Net cash inflow from operating activities		1,389,690	599,756

CASH FLOWS FROM INVESTING ACTIVITIES

Interest received		46,778	24,943
Dividends received from investments	5	25,779	750
Dividends received from associates		13,000	516,144
Purchases of items of property, plant and equipment		(660,701)	(441,918)
Addition to prepaid land lease payments		(18,140)	—
Proceeds from disposal of an associate		178,109	503,905
Proceeds from disposal of items of property, plant and equipment		45,353	8,269
Additions to other intangible assets	18	(1,885)	(2,794)
Acquisition of subsidiaries		—	(31,999)
Acquisition of interest in an associate		(3,500)	(49,547)
Disposal of subsidiaries	34	23,356	(1,632)
Advances of loans to associates		(223,155)	(282,068)
Purchases of available-for-sale investments		(9,533)	(16,149)
Increase in capital injection to an associate		—	(17,950)
(Increase)/decrease in pledged deposits		(24,117)	281,485

Net cash (outflow)/ inflow from investing activities		(608,656)	491,439

CASH FLOWS FROM FINANCING ACTIVITIES

New bank loans		999,976	683,760
Repayment of bank loans		(934,144)	(1,177,167)
Government grants raised		1,977	18,709
Government grants used		(15,635)	(640)
Capital contribution from a minority interest		—	49,402
Capital element of finance lease rental payments		—	(1,450)
Interest paid		(23,385)	(27,921)
Dividends paid		(23,955)	(50,305)
Dividends paid to minority shareholders		(126,053)	(101,198)

Net cash outflow from financing activities		(121,219)	(606,810)

NET INCREASE IN CASH AND CASH EQUIVALENTS		659,815	484,385
Cash and cash equivalents at beginning of year		2,321,961	1,830,544
Effect of foreign exchange rate changes, net		(894)	7,032

CASH AND CASH EQUIVALENTS AT END OF YEAR		2,980,882	2,321,961

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

BALANCE SHEET

AT 31 DECEMBER 2006

			2006	2005
	Notes		RMB’000	RMB’000
				(Restated)
NON-CURRENT ASSETS
Property, plant and equipment	14		131,783	108,475
Investment properties	15		144,659	149,713
Prepaid land lease payments	16		4,115	4,235
Interests in subsidiaries	19		1,514,344	1,665,085
Interests in associates	20		542,923	374,100
Available-for-sale investments	21		2,500	2,500
Deferred tax assets	29		23,638	1,409

Total non-current assets			2,363,962	2,305,517

CURRENT ASSETS
Trade receivables	23		—	840
Prepayments, deposits and other receivables	24		422	1,955
Due from subsidiaries	19		2,025	1,187
Due from associates			1,807	15,965
Pledged deposits	25		—	—
Cash and cash equivalents	25		43,249	190,347

Total current assets			47,503	210,294

CURRENT LIABILITIES
Trade and bills payables	26		217	217
Other payables and accruals			8,771	8,324
Interest-bearing bank borrowings	27		127,000	120,000
Tax payable			2,189	403

Total current liabilities			138,177	128,944

NET CURRENT ASSETS/(LIABILITIES)			(90,674)	81,350

TOTAL ASSETS LESS CURRENT LIABILITIES			2,273,288	2,386,867

TOTAL ASSETS LESS CURRENT LIABILITIES			2,273,288	2,386,867

NON-CURRENT LIABILITIES
Financial guarantee contracts	36	(a)	4,236	5,786
Deferred tax liabilities	29		2,129	1,409

Total non-current liabilities			6,365	7,195

Net assets			2,266,923	2,379,672

EQUITY
Issued capital	32		1,197,742	1,197,742
Reserves 33(b)			1,069,181	1,157,975
Proposed final dividend	12		—	23,955

Total equity			2,266,923	2,379,672

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

NOTES TO FINANCIAL STATEMENTS

AT 31 DECEMBER 2006

1.	CORPORATE INFORMATION

Great Wall Technology Company Limited (the “Company”) is a limited liability company incorporated in the People’s Republic of China (“PRC”). The registered office of the Company is located at No.2 Keyuan Road, Technology and Industrial Park, Nanshan District, Shenzhen, the PRC.

During the year, the Company and its subsidiaries (the “Group”) were principally involved in the development, manufacture and sale of computer and related products including hardware and software products.

In the opinion of the directors, the parent of the Group is China Great Wall Computer Group Company, a state- owned enterprise established in the PRC, and the ultimate holding company of the Group is China Electronics Corporation (“CEC”) as a result of the restructuring approved by the State-owned Assets Supervision and Administration Commission of the State Council (“SASAC”) on 18 August 2006.

2.1	BASIS OF PREPARATION

These financial statements have been prepared in accordance with Hong Kong Financial Reporting Standards

(“HKFRSs”) (which also include Hong Kong Accounting Standards (“HKASs”) and Interpretations) issued by the Hong Kong Institute of Certified Public Accountants, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance. They have been prepared under the historical cost convention, except for investment properties, certain buildings (excluding staff quarters) and financial assets which have been measured at fair value. These financial statements are presented in Renminbi (“RMB”) and all values are rounded to the nearest thousand (RMB’000) except when otherwise indicated.

Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiaries for the year ended 31 December 2006. The results of subsidiaries are consolidated from the date of acquisition, being the date on which the Group obtains control, and continue to be consolidated until the date that such control ceases. All significant intercompany transactions and balances within the Group are eliminated on consolidation.

Minority interests represent the interests of outside shareholders not held by the Group in the results and net assets of the Company’s subsidiaries.

2.2	IMPACT OF NEW AND REVISED HONG KONG FINANCIAL REPORTING STANDARDS

The Group has adopted the following new and revised HKFRSs for the first time for the current year’s financial statements. Except for in certain cases, giving rise to new and revised accounting policies and additional disclosures, the adoption of these new and revised standards and interpretation has had no material effect on these financial statements.

HKAS 21 Amendment	Net Investment in a Foreign Operation
HKAS 39 & HKFRS 4 Amendments	Financial Guarantee Contracts
HKAS 39 Amendment	Cash Flow Hedge Accounting of Forecast Intragroup Transactions
HKAS 39 Amendment	The Fair Value Option
HK(IFRIC)-Int 4	Determining whether an Arrangement contains a Lease

The principal changes in accounting policies are as follows:

(a)	HKAS 21 The Effects of Changes in Foreign Exchange Rates

Upon the adoption of the HKAS 21 Amendment regarding a net investment in a foreign operation, all exchange differences arising from a monetary item that forms part of the Group’s net investment in a foreign operation are recognised in a separate component of equity in the consolidated financial statements irrespective of the currency in which the monetary item is denominated. This change has had no material impact on these financial statements as at 31 December 2006 or 31 December 2005.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(b)	HKAS 39 Financial Instruments: Recognition and Measurement

(i)	Amendment for financial guarantee contracts

This amendment has revised the scope of HKAS 39 to require financial guarantee contracts issued that are not considered insurance contracts, to be recognized initially at fair value and to be remeasured at the higher of the amount determined in accordance with HKAS 37 Provisions, Contingent Liabilities and Contingent Assets and the amount initially recognized less, when appropriate, cumulative amortization recognized in accordance with HKAS 18 Revenue. During the current and prior years, the Group provided guarantees to banks in connection with a bank loan granted to its associates and third parties. Upon the adoption of this amendment, the Group is required to recognize this financial guarantee contract as financial liability. The change in accounting policy has been recognized since 1 January 2005 when HKAS 39 was initially adopted by the Group and the comparative amounts for the year ended 31 December 2005 have been restated. The effects of the above change are summarized below.

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January
Increase in investments in associates	5,786	7,390	5,786	7,390
Decrease in provisions	53,634	17,564	—	—
Increase in financial guarantee contracts	59,420	24,954	5,786	7,390

At 31 December
Increase in investments in associates	4,236	5,786	4,236	5,786
Decrease in provisions	25,174	53,634	—	—
Increase in financial guarantee contracts	29,410	59,420	4,236	5,786

(ii)	Amendment for the fair value option

This amendment has changed the definition of a financial instrument classified as fair value through profit or loss and has restricted the use of the option to designate any financial asset or any financial liability to be measured at fair value through the income statement. The Group had not previously used this option, and hence the amendment has had no effect on the financial statements.

(iii)	Amendment for cash flow hedge accounting of forecast intragroup transactions

This amendment has revised HKAS 39 to permit the foreign currency risk of a highly probable intragroup forecast transaction to qualify as a hedged item in a cash flow hedge, provided that the transaction is denominated in a currency other than the functional currency of the entity entering into that transaction and that the foreign currency risk will affect the consolidated income statement. As the Group currently has no such transactions, the amendment has had no effect on these financial statements.

(c)	HK(IFRIC)-Int 4 Determining whether an Arrangement contains a Lease

The Group has adopted this interpretation as of 1 January 2006, which provides guidance in determining whether arrangements contain a lease to which lease accounting must be applied. This interpretation has had no material impact on these financial statements.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

2.3	IMPACT OF ISSUED BUT NOT YET EFFECTIVE HONG KONG FINANCIAL REPORTING STANDARDS

The Group has not applied the following new and revised HKFRSs, that have been issued but are not yet effective, in these financial statements.

HKAS 1 Amendment	Capital Disclosures
HKFRS 7	Financial Instruments: Disclosures
HKFRS 8	Operating Segments
HK(IFRIC)-Int 7	Applying the Restatement Approach under HKAS 29
Financial Reporting in Hyperinflationary Economies
HK(IFRIC)-Int 8	Scope of HKFRS 2
HK(IFRIC)-Int 9	Reassessment of Embedded Derivatives
HK(IFRIC)-Int 10	Interim Financial Reporting and Impairment
HK(IFRIC)-Int 11	HKFRS 2 – Group and Treasury Share Transactions
HK(IFRIC)-Int 12	Service Concession Arrangements

The HKAS 1 Amendment shall be applied for annual periods beginning on or after 1 January 2007. The revised standard will affect the disclosures about qualitative information about the Group’s objective, policies and processes for managing capital; quantitative data about what the Company regards as capital; and compliance with any capital requirements and the consequences of any non-compliance.

HKFRS 7 shall be applied for annual periods beginning on or after 1 January 2007. The standard requires disclosures that enable users of the financial statements to evaluate the significance of the Group’s financial instruments and the nature and extent of risks arising from those financial instruments.

HKFRS 8 shall be applied for annual periods beginning on or after 1 January 2009. The standard requires the disclosure of information about the operating segments of the Group, the products and services provided by the segments, the geographical area in which the Group operates, and revenues from the Group’s major customers. This standard will supersede HKAS 14 Segment Reporting.

HK(IFRIC)-Int 7, HK(IFRIC)-Int 8, HK(IFRIC)-Int 9, HK(IFRIC)-Int 10, HK(IFRIC)-Int 11 and HK(IFRIC)-Int 12 shall be applied for annual periods beginning on or after 1 March 2006, 1 May 2006, 1 June 2006, 1 November 2006, 1 March 2007 and 1 January 2008 respectively.

The Group is in the process of making an assessment of the impact of these new and revised HKFRSs upon initial application. So far, it has concluded that while the adoption of the HKAS 1 Amendment, HKFRS 7 and HKFRS 8 may result in new or amended disclosures, these new and revised HKFRSs are unlikely to have a significant impact on the Group’s results of operations and financial position.

Except as stated above, the Group expects that the adoption of the pronouncements listed above will not have any significant impact on the Group’s financial statements in the period of initial application.

2.4	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Subsidiaries

A subsidiary is an entity whose financial and operating policies the Company controls, directly or indirectly, so as to obtain benefit from its activities.

The results of subsidiaries are included in the Company’s income statement to the extent of dividends received and receivable. The Company’s interests in subsidiaries are stated at cost less any impairment losses.

Associates

An associate is an entity, not being a subsidiary or a jointly-controlled entity, in which the Group has a long term interest of generally not less than 20% of the equity voting rights and over which it is in a position to exercise significant influence.

The Group’s share of the post-acquisition results and reserves of associates is included in the consolidated income statement and consolidated reserves, respectively. The Group’s interests in associates are stated in the consolidated balance sheet at the Group’s share of net assets under the equity method of accounting, less any impairment losses.

The results of associates are included in the Company’s income statement to the extent of dividends received and receivable. The Company’s interests in associates are treated as non-current assets and are stated at cost less any impairment losses.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Goodwill

Goodwill arising on the acquisition of subsidiaries and associates represents the excess of the cost of the business combination over the Group’s interest in the net fair value of the acquirees’ identifiable assets acquired, and liabilities and contingent liabilities assumed as at the date of acquisition.

Goodwill on acquisitions for which the agreement date is on or after 1 January 2005

Goodwill arising on acquisition is recognised in the consolidated balance sheet as an asset, initially measured at cost and subsequently at cost less any accumulated impairment losses. In the case of associates, goodwill is included in the carrying amount thereof, rather than as a separately identified asset on the consolidated balance sheet.

The carrying amount of goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired.

For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units, or groups of cash-generating units, that are expected to benefit from the synergies of the combination, irrespective of whether other assets or liabilities of the Group are assigned to those units or groups of units. Each unit or group of units to which the goodwill is so allocated:

•	represents the lowest level within the Group at which the goodwill is monitored for internal management purposes; and

•	is not larger than a segment based on either the Group’s primary or the Group’s secondary reporting format determined in accordance with HKAS 14 Segment Reporting.

Impairment is determined by assessing the recoverable amount of the cash-generating unit (group of cash- generating units) to which the goodwill relates. Where the recoverable amount of the cash-generating unit (group of cash-generating units) is less than the carrying amount, an impairment loss is recognised.

Where goodwill forms part of a cash-generating unit (group of cash-generating units) and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in this circumstance is measured based on the relative values of the operation disposed of and the portion of the cash- generating unit retained.

An impairment loss recognised for goodwill is not reversed in a subsequent period.

Goodwill previously eliminated against consolidated retained profits

Prior to the adoption of the HKICPA’s Statement of Standard Accounting Practice 30 “Business Combinations” (“SSAP 30”) in 2001, goodwill arising on acquisition of subsidiaries and associates was eliminated against consolidated retained profits in the year of acquisition. On the adoption of HKFRS 3, such goodwill remains eliminated against consolidated retained profits and is not recognised in the income statement when all or part of the business to which the goodwill relates is disposed of or when a cash-generating unit to which the goodwill relates becomes impaired.

Impairment of non-financial assets other than goodwill

Where an indication of impairment exists, or when annual impairment testing for an asset is required (other than inventories, deferred tax assets, financial assets, investment properties, goodwill and non-current assets), the asset’s recoverable amount is estimated. An asset’s recoverable amount is calculated as the higher of the asset’s or cash- generating unit’s value in use and its fair value less costs to sell, and is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

An impairment loss is recognised only if the carrying amount of an asset exceeds its recoverable amount. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. An impairment loss is charged to the income statement in the period in which it arises in those expenses categories consistent with the function of the impaired asset, unless the asset is carried at a revalued amount, in which case the impairment loss is accounted for in accordance with the relevant accounting policy for that revalued asset.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. If such indication exists, the recoverable amount is estimated. A previously recognised impairment loss of an asset other than goodwill is reversed only if there has been a change in the estimates used to determine the recoverable amount of that asset, however not to an amount higher than the carrying amount that would have been determined (net of any depreciation/amortisation), had no impairment loss been recognised for the asset in prior years. A reversal of such impairment loss is credited to the income statement in the period in which it arises, unless the asset is carried at a revalued amount, in which case the reversal of the impairment loss is accounted for in accordance with the relevant accounting policy for that revalued asset.

Related parties

A party is considered to be related to the Group if:

(a)	the party, directly or indirectly through one or more intermediaries, (i) controls, is controlled by, or is under common control with, the Group; (ii) has an interest in the Group that gives it significant influence over the Group; or (iii) has joint control over the Group;

(b)	the party is an associate;

(c)	the party is a jointly-controlled entity;

(d)	the party is a member of the key management personnel of the Group or its parent;

(e)	the party is a close member of the family of any individual referred to in (a) or (d);

(f)	the party is an entity that is controlled, jointly controlled or significantly influenced by or for which significant voting power in such entity resides with, directly or indirectly, any individual referred to in (d) or (e); or

(g)	the party is a post-employment benefit plan for the benefit of the employees of the Group, or of any entity that is a related party of the Group.

Property, plant and equipment and depreciation

Property, plant and equipment, other than construction in progress, are stated at cost or valuation less accumulated depreciation and any impairment losses. The cost of an item of property, plant and equipment comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after items of property, plant and equipment have been put into operation, such as repairs and maintenance, is normally charged to the income statement in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of an item of property, plant and equipment, and where the cost of the item can be measured reliably, the expenditure is capitalised as an additional cost of that asset or as a replacement.

Valuations are performed frequently enough to ensure that the fair value of buildings (other than staff quarters) does not differ materially from their carrying amounts. Changes in the values of buildings (other than staff quarters) are dealt with as movements in the asset revaluation reserve. If the total of this reserve is insufficient to cover a deficit, on an individual asset basis, the excess of the deficit is charged to the income statement. Any subsequent revaluation surplus is credited to the income statement to the extent of the deficit previously charged. On disposal of buildings (other than staff quarters) the relevant portion of the asset revaluation reserve realised in respect of previous valuations is transferred to retained profits as a movement in reserves.

Depreciation is calculated on the straight-line basis to write off the cost or valuation of each item of property, plant and equipment to its residual value over its estimated useful life. The principal annual rates used for this purpose are as follows:

Land and buildings	Over the terms of the respective leases
Staff quarters	Over the terms of the respective leases
Plant, machinery and equipment	9-18%
Motor vehicles	12.86-20%

Where parts of an item of property, plant and equipment have different useful lives, the cost or valuation of that item is allocated on a reasonable basis among the parts and each part is depreciated separately.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Residual values, useful lives and the depreciation method are reviewed, and adjusted if appropriate, at each balance sheet date.

An item of property, plant and equipment is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss on disposal or retirement recognised in the income statement in the year the asset is derecognised is the difference between the net sales proceeds and the carrying amount of the relevant asset.

Construction in progress represents buildings, machinery and projects under construction or installation, which are stated at cost less any impairment losses, and are not depreciated. Cost comprises the direct costs of construction during the period of construction. Construction in progress is reclassified to the appropriate category of property, plant and equipment or investment properties when completed and ready for use.

Investment properties

Investment properties are interests in land and buildings (including the leasehold interest under an operating lease for property which would otherwise meet the definition of an investment property) held to earn rental income and/ or for capital appreciation, rather than for use in the production or supply of goods or services or for administrative purposes; or for sale in the ordinary course of business. Such properties are measured initially at cost, including transaction costs. Subsequent to initial recognition, investment properties are stated at fair value, which reflects market conditions at the balance sheet date.

Gains or losses arising from changes in the fair values of investment properties are included in the income statement in the year in which they arise.

Any gains or losses on the retirement or disposal of an investment property are recognised in the income statement in the year of the retirement or disposal.

For a transfer from investment properties to owner-occupied properties or inventories, the deemed cost of property for subsequent accounting is its fair value at the date of change in use. If a property occupied by the Group as an owner-occupied property becomes an investment property, the Group accounts for such property in accordance with the policy stated under “Property, plant and equipment and depreciation” up to the date of change in use, and any difference at that date between the carrying amount and the fair value of the property is accounted for as a revaluation in accordance with the policy stated under “Property, plant and equipment and depreciation” above. When the Group completes the construction or development of a self-constructed investment property, any difference between the fair value of the property at the completion date and its previous carrying amount is recognised in the income statement.

Intangible assets (other than goodwill)

The useful lives of intangible assets are assessed to be either finite or indefinite. Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life are reviewed at least at each balance sheet date.

Patents and licences

Purchased patents and licences are stated at cost less any impairment losses and are amortised on the straight-line basis over their estimated useful life.

Technology acquired

Technology acquired is stated at cost less impairment loss and is amortised on the straight-line basis over its estimated useful lives.

Research and development costs

All research costs are charged to the income statement as incurred.

Expenditure incurred on projects to develop new products is capitalised and deferred only when the Group can demonstrate the technical feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the project and the ability to measure reliably the expenditure during the development. Product development expenditure which does not meet these criteria is expensed when incurred.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Leases

Leases that transfer substantially all the rewards and risks of ownership of assets to the Group, other than legal title, are accounted for as finance leases. At the inception of a finance lease, the cost of the leased asset is capitalised at the present value of the minimum lease payments and recorded together with the obligation, excluding the interest element, to reflect the purchase and financing. Assets held under capitalised finance leases are included in property, plant and equipment, and depreciated over the shorter of the lease terms and the estimated useful lives of the assets. The finance costs of such leases are charged to the income statement so as to provide a constant periodic rate of charge over the lease terms.

Leases where substantially all the rewards and risks of ownership of assets remain with the lessor are accounted for as operating leases. Where the Group is the lessor, assets leased by the Group under operating leases are included in non-current assets, and rentals receivable under the operating leases are credited to the income statement on the straight-line basis over the lease terms. Where the Group is the lessee, rentals payable under the operating leases are charged to the income statement on the straight-line basis over the lease terms.

Prepaid land lease payments under operating leases are initially stated at cost and subsequently recognised on the straight-line basis over the lease terms. When the lease payments cannot be allocated reliably between the land and buildings elements, the entire lease payments are included in the cost of the land and buildings as a finance lease in property, plant and equipment.

Investments and other financial assets

Financial assets in the scope of HKAS 39 are classified as loans and receivables and available-for-sale financial assets, as appropriate. When financial assets are recognised initially, they are measured at fair value, plus, in the case of investments not at fair value through profit or loss, directly attributable transaction costs.

The Group determines the classification of its financial assets after initial recognition and, where allowed and appropriate, re-evaluates this designation at the balance sheet date.

All regular way purchases and sales of financial assets are recognised on the trade date, that is, the date that the Group commits to purchase or sell the asset. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the period generally established by regulation or convention in the marketplace.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Such assets are subsequently carried at amortised cost using the effective interest method. Amortised cost is calculated taking into account any discount or premium on acquisition and includes fees that are an integral part of the effective interest rate and transaction costs. Gains and losses are recognised in the income statement when the loans and receivables are derecognised or impaired, as well as through the amortisation process.

Available-for-sale financial assets

Available-for-sale financial assets are non-derivative financial assets in listed and unlisted equity securities that are designated as available for sale or are not classified in the other category. After initial recognition, available-for-sale financial assets are measured at fair value, with gains or losses recognised as a separate component of equity until the investment is derecognised or until the investment is determined to be impaired, at which time the cumulative gain or loss previously reported in equity is included in the income statement.

When the fair value of unlisted equity securities cannot be reliably measured because (a) the variability in the range of reasonable fair value estimates is significant for that investment or (b) the probabilities of the various estimates within the range cannot be reasonably assessed and used in estimating fair value, such securities are stated at cost less any impairment losses.

Fair value

The fair value of investments that are actively traded in organised financial markets is determined by reference to quoted market bid prices at the close of business at the balance sheet date. For investments where there is no active market, fair value is determined using valuation techniques. Such techniques include using recent arm’s length market transactions; reference to the current market value of another instrument which is substantially the same; a discounted cash flow analysis; and option pricing models.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Impairment of financial assets

The Group assesses at each balance sheet date whether there is any objective evidence that a financial asset or a group of financial assets is impaired.

Assets carried at amortised cost

If there is objective evidence that an impairment loss on loans and receivables carried at amortised cost has been incurred, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred) discounted at the financial asset’s original effective interest rate (i.e., the effective interest rate computed at initial recognition). The carrying amount of the asset is reduced either directly or through the use of an allowance account. The amount of the impairment loss is recognised in the income statement.

The Group first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant, and individually or collectively for financial assets that are not individually significant. If it is determined that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, the asset is included in a group of financial assets with similar credit risk characteristics and that group is collectively assessed for impairment. Assets that are individually assessed for impairment and for which an impairment loss is or continues to be recognised are not included in a collective assessment of impairment.

If, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognised, the previously recognised impairment loss is reversed. Any subsequent reversal of an impairment loss is recognised in the income statement, to the extent that the carrying value of the asset does not exceed its amortised cost at the reversal date.

In relation to trade receivables, a provision for impairment is made when there is objective evidence (such as the probability of insolvency or significant financial difficulties of the debtor) that the Group will not be able to collect all the amounts due under the original terms of an invoice. The carrying amount of the receivables is reduced through the use of an allowance account. Impaired debts are derecognised when they are assessed as uncollectible.

Assets carried at cost

If there is objective evidence that an impairment loss has been incurred on an unquoted equity instrument that is not carried at fair value because its fair value cannot be reliably measured, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows discounted at the current market rate of return for a similar financial asset. Impairment losses on these assets are not reversed.

Available-for-sale financial assets

If an available-for-sale asset is impaired, an amount comprising the difference between its cost (net of any principal payment and amortisation) and its current fair value, less any impairment loss previously recognised in the income statement, is transferred from equity to the income statement. Impairment losses on equity instruments classified as available for sale are not reversed through the income statement.

Derecognition of financial assets

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is derecognised where:

•	the rights to receive cash flows from the asset have expired;

•	the Group retains the rights to receive cash flows from the asset, but has assumed an obligation to pay them in full without material delay to a third party under a “pass-through” arrangement; or

•

the Group has transferred its rights to receive cash flows from the asset and either (a) has transferred substantially all the risks and rewards of the asset, or (b) has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

Where the Group has transferred its rights to receive cash flows from an asset and has neither transferred nor retained substantially all the risks and rewards of the asset nor transferred control of the asset, the asset is recognised to the extent of the Group’s continuing involvement in the asset. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Group could be required to repay.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Where continuing involvement takes the form of a written and/or purchased option (including a cash-settled option or similar provision) on the transferred asset, the extent of the Group’s continuing involvement is the amount of the transferred asset that the Group may repurchase, except in the case of a written put option (including a cash- settled option or similar provision) on an asset measured at fair value, where the extent of the Group’s continuing involvement is limited to the lower of the fair value of the transferred asset and the option exercise price.

Financial liabilities at amortised cost (including interest-bearing loans and borrowings)

Financial liabilities including trade and other payables, an amount due to the ultimate holding company and interest-bearing loans and borrowings are initially stated at fair value less directly attributable transaction costs and are subsequently measured at amortised cost, using the effective interest method unless the effect of discounting would be immaterial, in which case they are stated at cost.

Gains and losses are recognised in the income statement when the liabilities are derecognised as well as through the amortisation process.

Financial guarantee contracts

Financial guarantee contracts in the scope of HKAS 39 are accounted for as financial liabilities. A financial guarantee contract is recognised initially at its fair value plus transaction costs that are directly attributable to the acquisition or issue of the financial guarantee contract, except when such contract is recognised at fair value through profit or loss. Subsequent to initial recognition, the Group measures the financial guarantee contract at the higher of: (i) the amount determined in accordance with HKAS 37 Provisions, Contingent Liabilities and Contingent Assets; and (ii) the amount initially recognised less, when appropriate, cumulative amortisation recognised in accordance with HKAS 18 Revenue.

Derecognition of financial liabilities

A financial liability is derecognised when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and a recognition of a new liability, and the difference between the respective carrying amounts is recognised in the income statement.

Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average basis and, in the case of work in progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of overheads. Net realisable value is based on estimated selling prices less any estimated costs to be incurred to completion and disposal.

Contracts for services

Contract revenue on the rendering of services comprises the agreed contract amount. Costs of rendering services comprise labour and other costs of personnel directly engaged in providing the services and attributable overheads.

Revenue from the rendering of services is recognised based on the percentage of completion of the transaction, provided that the revenue, the costs incurred and the estimated costs to completion can be measured reliably. The percentage of completion is established by reference to the costs incurred to date as compared to the total costs to be incurred under the transaction.

Provision is made for foreseeable losses as soon as they are anticipated by management.

Where contract costs incurred to date plus recognised profits less recognised losses exceed progress billings, the surplus is treated as an amount due from contract customers.

Where progress billings exceed contract costs incurred to date plus recognised profits less recognised losses, the surplus is treated as an amount due to contract customers.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Cash and cash equivalents

For the purpose of the consolidated cash flow statement, cash and cash equivalents comprise cash on hand and demand deposits, and short term highly liquid investments which are readily convertible into known amounts of cash and which are subject to an insignificant risk of changes in value, and have a short maturity of generally within three months when acquired, less bank overdrafts which are repayable on demand and form an integral part of the Group’s cash management.

For the purpose of the balance sheets, cash and cash equivalents comprise cash on hand and at banks, including term deposits, which are not restricted as to use.

Provisions

A provision is recognised when a present obligation (legal or constructive) has arisen as a result of a past event and it is probable that a future outflow of resources will be required to settle the obligation, provided that a reliable estimate can be made of the amount of the obligation.

When the effect of discounting is material, the amount recognised for a provision is the present value at the balance sheet date of the future expenditures expected to be required to settle the obligation. The increase in the discounted present value amount arising from the passage of time is included in finance costs in the income statement.

Provisions for product warranties granted by the Group on certain products are recognised based on sales volume and past experience of the level of repairs and returns, discounted to their present values as appropriate.

Income tax

Income tax comprises current and deferred tax. Income tax is recognised in the income statement, or in equity if it relates to items that are recognised in the same or a different period directly in equity.

Current tax assets and liabilities for the current and prior periods are measured at the amount expected to be recovered from or paid to the taxation authorities.

Deferred tax is provided, using the liability method, on all temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax liabilities are recognised for all taxable temporary differences, except:

•

where the deferred tax liability arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

•

in respect of taxable temporary differences associated with investments in subsidiaries and associates, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all deductible temporary differences, carryforward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences, and the carryforward of unused tax credits and unused tax losses can be utilised except:

•

where the deferred tax asset relating to the deductible temporary differences arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

•

in respect of deductible temporary differences associated with investments in subsidiaries and associates, deferred tax assets are only recognised to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Conversely, previously unrecognised deferred tax assets are reassessed at each balance sheet date and are recognised to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the period when the asset is realised or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the balance sheet date.

Deferred tax assets and deferred tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Government grants

Government grants are recognised at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied with. When the grant relates to an expense item, it is recognised as income over the periods necessary to match the grant on a systematic basis to the costs that it is intended to compensate. Where the grant relates to an asset, the fair value is deducted from the carrying amount of the asset and released to the income statement by way of a reduced depreciation charge.

Revenue recognition

Revenue is recognised when it is probable that the economic benefits will flow to the Group and when the revenue can be measured reliably, on the following bases:

(a)	from the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyer, provided that the Group maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold;

(b)	from the rendering of services, on the percentage of completion basis, as further explained in the accounting policy for “Contracts for services” above;

(c)	rental income, on a time proportion basis over the lease terms;

(d)	interest income, on an accrual basis using the effective interest method by applying the rate that discounts the estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset;

(e)	dividend income, when the shareholders’ right to receive payment has been established; and

(f)	royalty income, when the rights to receive payment have been established.

Employee benefits

Pension schemes and other retirement benefits

The employees of the Group which operates in Mainland China are required to participate in a central pension scheme operated by the local municipal government. The Group is required to contribute 5% to 13% of its payroll costs to the central pension scheme. The contributions are charged to the income statement as they become payable in accordance with the rules of the central pension scheme.

Subsidiaries in Hong Kong operate a defined contribution Mandatory Provident Fund retirement benefits scheme (the “MPF Scheme”) under the Mandatory Provident Fund Schemes Ordinance, for all of its employees. Contributions are made based on a percentage of the employees’ basic salaries and are charged to the income statement as they become payable in accordance with the rules of the MPF Scheme. The assets of the MPF Scheme are held separately from those of the subsidiary in an independently administered fund. The subsidiary’s employer contributions vest fully with the employees when contributed into the MPF Scheme.

Borrowing costs

Borrowing costs directly attributable to the acquisition, construction or production of qualifying assets, i.e., assets that necessarily take a substantial period of time to get ready for their intended use or sale, are capitalised as part of the cost of those assets. The capitalisation of such borrowing costs ceases when the assets are substantially ready for their intended use or sale. Investment income earned on the temporary investment of specific borrowings pending their expenditure on qualifying assets is deducted from the borrowing costs capitalised.

Borrowing costs are recognised as expenses in the income statement in the period in which they are incurred.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Dividends

Final dividends proposed by the directors are classified as a separate allocation of retained profits within the equity section of the balance sheet, until they have been approved by the shareholders in a general meeting. When these dividends have been approved by the shareholders and declared, they are recognised as a liability.

Foreign currencies

These financial statements are presented in RMB, which is the Company’s functional and presentation currency. Each entity in the Group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency. Foreign currency transactions are initially recorded using the functional currency rates ruling at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency rates of exchange ruling at the balance sheet date. All differences are taken to the income statement. Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

The functional currencies of certain overseas subsidiaries and associates are currencies other than the RMB. As at the balance sheet date, the assets and liabilities of these entities are translated into the presentation currency of the Company at the exchange rates ruling at the balance sheet date and, their income statements are translated into RMB at the weighted average exchange rates for the year. The resulting exchange differences are included in the exchange fluctuation reserve. On disposal of a foreign entity, the deferred cumulative amount recognised in equity relating to that particular foreign operation is recognised in the income statement.

For the purpose of the consolidated cash flow statement, the cash flows of overseas subsidiaries are translated into RMB at the exchange rates ruling at the dates of the cash flows. Frequently recurring cash flows of overseas subsidiaries which arise throughout the year are translated into RMB at the weighted average exchange rates for the year.

3.	SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

Judgements

In the process of applying the Group’s accounting policies, management has made the following judgements, apart from those involving estimations, which have the most significant effect on the amounts recognised in the financial statements:

Operating lease commitments – Group as lessor

The Group has entered into commercial property leases on its investment property portfolio. The Group has determined that it retains all the significant risks and rewards of ownership of these properties which are leased out on operating leases.

Classification between investment properties and owner-occupied properties

The Group determines whether a property qualifies as an investment property, and has developed criteria in making that judgement. Investment property is a property held to earn rentals or for capital appreciation or both. Therefore, the Group considers whether a property generates cash flows largely independently of the other assets held by the Group.

Some properties comprise a portion that is held to earn rentals or for capital appreciation and another portion that is held for use in the production or supply of goods or services or for administrative purposes. If these portions could be sold separately (or leased out separately under a finance lease), the Group accounts for the portions separately. If the portions could not be sold separately, the property is an investment property only if an insignificant portion is held for use in the production or supply of goods or services or for administrative purposes.

Judgement is made on an individual property basis to determine whether ancillary services are so significant that a property does not qualify as an investment property.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Deferred tax assets

Deferred tax assets are recognised for all unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Significant management judgement is required to determine the amount of deferred tax assets that can be recognised, based upon the likely timing and level of future taxable profits together with future tax planning strategies. The carrying value of deferred tax assets relating to recognised tax losses at 31 December 2006 was nil (2005: RMB4,128,000). The amount of unrecognised tax losses at 31 December 2006 was RMB571,545,000 (2005: RMB624,791,000). Further details are contained in note 29 to the financial statements.

4.	SEGMENT INFORMATION

Segment information is presented by way of two segment formats: (i) on a primary segment reporting basis, by business segment; and (ii) on a secondary segment reporting basis, by geographical segment.

The Group’s operating businesses are structured and managed separately according to the nature of their operations and the products and services they provide. Each of the Group’s business segments represents a strategic business unit that offers products and services which are subject to risks and returns that are different from those of the other business segments. Summary details of the business segments are as follows:

(a)	the electronic parts and components segment produces magnetic heads, monitors, switch power supplies, hard disk drives and disk substrates mainly for use in personal computer (“PC”);

(b)	the computer segment produces PCs, printers, network electric meters, servers and PC peripheral products;

(c)	the property investment segment invests in prime office space for its rental income potential; and

(d)	the “others” segment comprises, principally, the software and system integration and other businesses.

In determining the Group’s geographical segments, revenues are attributed to the segments based on the location of the customers, and assets are attributed to the segments based on the location of the assets.

Intersegment sales and transfers are transacted with reference to the selling prices used for sales made to third parties at the then prevailing market prices.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(a)	Business segments

The following tables present revenue, profit and certain asset, liability and expenditure information for the Group’s business segments for the years ended 31 December 2006 and 2005.

	Electronic parts and components	Computer	Property investment	Others	Eliminations	Consolidated
Year ended 31 December 2006	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Segment revenue:
Sales to external customers	17,447,498	1,269,023	82,107	1,120,633	—	19,919,261
Other income and gains	70,478	48,413	—	3,598	—	122,489
Intersegment sales	341,808	—	33,868	—	(375,676)	—

Total	17,859,784	1,317,436	115,975	1,124,231	(375,676)	20,041,750

Segment results before decrease in fair value of investment properties	593,329	(1,889)	90,839	(441)	(14,964)	666,874
Decrease in fair value of investment properties	—	—	(24,388)	—	—	(24,388)

Segment results after decrease in fair value of investment properties	593,329	(1,889)	66,451	(441)	(14,964)	642,486

Interest and dividend income and unallocated gains						104,418
Corporate and other unallocated expenses						(101,573)
Finance costs						(23,283)
Share of profits and losses of associates	31,750	(6,293)	—	(61,400)	—	(35,943)
Loss on share reforms of subsidiaries	(194,209)	(232,427)	—	—	—	(426,636)

Profit before tax						159,469
Tax						7,820

Profit for the year						167,289

Assets and liabilities:
Segment assets	4,174,752	1,153,743	560,540	499,824	—	6,388,859
Interests in associates	238,581	112,214	—	276,574	—	627,369
Corporate and other unallocated assets						3,200,287

Total assets						10,216,515

Segment liabilities	2,147,452	496,023	—	395,046	—	3,038,521
Corporate and other unallocated liabilities						662,268

Total liabilities						3,700,789

Other segment information:
Depreciation and amortisation	260,587	22,471	—	3,711	—	286,769
Corporate and other unallocated amounts						3,979

						290,748

Capital expenditure	538,208	48,446	—	6,965	—	593,619
Corporate and other unallocated amounts						29,096

						622,715

Impairment losses recognised in the income statement	919	16,844	—	4,579	—	22,342
Corporate and other unallocated amounts						86,791

						109,133

Other non-cash expenses	194,209	232,427	—	—	—	426,636
Fair value losses of investment properties	—	—	24,388	—	—	24,388
Product warranty provision (note 28)	41,377	—	—	—	—	41,377

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

	Electronic parts and components	Computer	Property investment	Others	Eliminations	Consolidated
Year ended 31 December 2005	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Segment revenue:
Sales to external customers	12,738,932	1,517,175	85,585	583,082	—	14,924,774
Other income and gains	61,069	34,109	—	7,887	—	103,065
Intersegment sales	286,570	1,255	22,441	1,456	(311,722)	—

Total	13,086,571	1,552,539	108,026	592,425	(311,722)	15,027,839

Segment results before increase in fair value of investment properties	426,330	(83,164)	62,390	(16,440)	(325)	388,791

Increase in fair value of investment properties	—	—	26,821	—	—	26,821

Segment results after increase in fair value of investment properties	426,330	(83,164)	89,211	(16,440)	(325)	415,612

Interest and dividend income and unallocated gains						48,868
Corporate and other unallocated expenses						(98,053)
Finance costs						(27,921)
Share of profits and losses of associates	(16,183)	76,483	—	(8,755)	—	51,545
Gain on disposal of associates	7,960	330,234	—	—	—	338,194

Profit before tax						728,245
Tax						(103,254)

Profit for the year						624,991

Assets and liabilities:
Segment assets	4,013,040	1,324,728	559,070	548,791	—	6,445,629
Interests in associates	206,292	160,414	—	227,232	—	593,938
Corporate and other unallocated assets						2,390,662

Total assets						9,430,229

Segment liabilities	2,130,150	524,346	—	401,852	—	3,056,348
Corporate and other unallocated liabilities						588,730

Total liabilities						3,645,078

Other segment information:
Depreciation and amortisation	202,064	24,028	—	4,238	—	230,330
Corporate and other unallocated amounts	—	—	—	—	—	2,331

						232,661

Capital expenditure	275,795	122,953	—	59,263	—	458,011
Corporate and other unallocated amounts						53,588

						511,599

Impairment losses recognised in the income statement	42,062	25,562	—	15,500	—	83,124
Corporate and other unallocated amounts						58,003

						141,127

Fair value gain on investment properties	—	—	26,821	—	—	26,821
Product warranty provision	11,625	—	—	—	—	11,625

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(b)	Geographical segments

The Group’s manufacturing and sales operations and property investments are located in Hong Kong and in

Mainland China.

The following table provides an analysis of the Group’s turnover by geographical market, irrespective of the origin of the goods or services:

	Turnover by geographical market
	2006	2005
	RMB’000	RMB’000
The PRC (including Hong Kong)	4,523,904	3,198,049
Asia Pacific (excluding the PRC)	8,092,131	8,361,525
North America	6,723,683	2,962,742
Others	579,543	402,458

	19,919,261	14,924,774

The analysis of the carrying amount of segment assets, and additions to property, plant and equipment and construction in progress, analysed by the geographical area in which the assets are located has not been presented as they are substantially located in the PRC.

5.	REVENUE, OTHER INCOME AND GAINS

Revenue, which is also the Group’s turnover, represents the net invoiced value of goods sold, after allowances for returns and trade discounts; the values of services rendered; and gross rental income received and receivable from investment properties during the year.

An analysis of revenue, other income and gains is as follows:

	2006	2005
	RMB’000	RMB’000
Revenue
Sale of goods	19,767,726	14,776,662
Gross rental income	82,107	85,585
Rendering of services	69,428	62,527

	19,919,261	14,924,774

Other income
Cafeteria income	—	9,653
Royalty income	50,590	46,129
Interest income	78,614	48,038
Dividend income from investments	25,779	750
Refund of value added tax	3,108	4,338
Sale of scrap materials	21,845	25,407
Others	31,011	17,618

	210,947	151,933

Gains
Gain on disposal of subsidiaries	15,960	—
Fair value gains on investment properties	—	26,821

	15,960	26,821

	226,907	178,754

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

6.	PROFIT BEFORE TAX

The Group’s profit before tax is arrived at after charging/(crediting):

		2006	2005
	Notes	RMB’000	RMB’000
Cost of inventories sold		18,485,480	13,873,078
Cost of services provided		29,785	14,274
Depreciation	14	290,334	232,054
Amortisation of other intangible assets*	18	414	607
Research and development costs		81,916	74,834
Minimum lease payment under operating lease of land and buildings		7,490	11,542
Impairment of goodwill***	17	—	13,447
Auditors’ remuneration		7,175	5,880
Employee benefits expense (including directors’ remuneration (note 8)):
Wages and salaries		429,894	416,252
Pension scheme contributions**		20,708	20,238

		450,602	436,490

Foreign exchange differences, net		34,128	12,830
Impairment of items of property, plant and equipment	14	16,401	8,178
Impairment of goodwill arising from acquisition of associates***		—	13,331
Impairment of trade receivables		5,941	48,168
Impairment of loan to an associate		86,791	58,003
Write-down of inventories to net realisable value		11,922	38,894
Reversal of inventories provision		(17,257)	(48,551)
Net rental income		56,970	39,966
Additional product warranty provision	28	41,377	11,625
Fair value losses/(gains) on investment properties****	15	24,388	(26,821)
Interest income
Bank interest income	5	(54,273)	(30,900)
Interest income arising from loans to associates	5	(24,341)	(17,138)
Dividend income from investments	5	(25,779)	(750)
Loss on disposal of items of property, plant and equipment		13,782	74
(Gain)/loss on disposal of subsidiaries****	34	(15,960)	705

*	The amortisation of other intangible assets for the year are included in “Other expenses” on the face of the consolidated income statement.
**	At 31 December 2006, the Group had no forfeited contributions available to reduce its contributions to the pension schemes in the future years (2005: Nil).
***	The impairment of goodwill is included in “Other expenses” on the face of the consolidated income statement.
****	Fair value gain on investment properties and gain on disposal of subsidiaries are included in “Other income and gains” while fair value loss on investment properties and loss on disposal of subsidiaries are included in “Other expenses”.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

7.	FINANCE COSTS

	Group
	2006	2005
	RMB’000	RMB’000
Interest on bank loans, wholly repayable within five years	22,286	28,348
Interest on discounted banking facilities	1,802	—

Total interest	24,088	28,348
Less: Interest capitalised	(805)	(427)

	23,283	27,921

8.	DIRECTORS’ REMUNERATION

Directors’ remuneration for the year, disclosed pursuant to the Listing Rules and Section 161 of the Hong Kong Companies Ordinance, is as follows:

	Group
	2006	2005
	RMB’000	RMB’000
Fees	736	770

Other emoluments:
Salaries, allowances and benefits in kind	3,463	3,697
Performance related bonuses	3,260	2,842
Pension scheme contributions	210	214

	6,933	6,753

	7,669	7,523

(a)	Independent non-executive directors

The fees paid to independent non-executive directors during the year were as follows:

	2006	2005
	RMB’000	RMB’000
Mr. Li Sanli	100	100
Ms. Wang Qinfang	100	100
Mr. Huang Yinghao (appointed on 10 November 2006)	100	—
Mr. Li Xiaoru (resigned on 10 November 2006)	—	100

	300	300

There were no other emoluments payable to the independent non-executive directors during the year (2005: Nil).

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(b)	Executive directors

	Fees	Salaries, allowances and benefits in kind	Performance related bonuses	Pension scheme contributions	Total remuneration
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
2006
Mr. Chen Zhaoxiong	—	—	—	—	—
Mr. Lu Ming	—	—	—	—	—
Mr. Tam Man Chi	136	3,190	3,260	210	6,796
Mr. Wang Jincheng	100	—	—	—	100
Mr. Yang Jun	—	—	—	—	—
Mr. Su Duan (appointed on 10 November 2006)	100	—	—	—	100
Mr. Li Weisheng (resigned on 10 November 2006)	100	273	—	—	373

	436	3,463	3,260	210	7,369

2005
Mr. Chen Zhaoxiong	—	—	—	—	—
Mr. Lu Ming	—	—	—	—	—
Mr. Tam Man Chi	170	3,376	2,842	214	6,602
Mr. Wang Jincheng (appointed on 17 January 2005)	100	—	—	—	100
Mr. Yang Jun (appointed on 20 June 2005)	—	—	—	—	—
Mr. Li Weisheng (appointed on 20 June 2005)	—	102	—	—	102
Mr. Gao Keqin (resigned on 20 June 2005)	100	219	—	—	319
Ms. Huang Rongfang (resigned on 20 June 2005)	100	—	—	—	100
Mr. Qiao Zhongtao (resigned on 17 January 2005)	—	—	—	—	—

	470	3,697	2,842	214	7,223

There was no arrangement under which a director waived or agreed to waive any remuneration during the year.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(c)	Supervisors

	Fees	Salaries, allowances and benefits in kind	Performance related bonuses	Pension scheme contributions	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
2006
Mr. Li Ruiyue	50	—	—	—	50
Mr. Qin Maojun	50	—	—	—	50
Mr. Lang Jia (appointed on 10 November 2006)	—	—	—	—	—
Mr. Diao Guoxing (resigned on 10 November 2006)	50	169	—	—	219

	150	169	—	—	319

2005
Mr. Diao Guoxing	50	287	—	—	337
Mr. Li Ruiyue	50	—	—	—	50
Mr. Qin Maojun	50	—	—	—	50

	150	287	—	—	437

9.	FIVE HIGHEST PAID EMPLOYEES

The five highest paid employees during the year included one (2005: one) director, details of whose remuneration are set out in note 8 above. Details of the remuneration of the remaining four (2005: four) non-director, highest paid employees for the year are as follows:

	Group
	2006	2005
	RMB’000	RMB’000
Salaries, allowances and benefits in kind	2,074	1,337
Performance related bonuses	—	608
Pension scheme contributions	—	—

	2,074	1,945

The number of non-director, highest paid employees whose remuneration fell within the following bands is as follows:

	Number of employees
	2006	2005
Nil to RMB500,000	2	2
RMB500,001 to RMB1,000,000	2	2

	4	4

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

10.	TAX

	2006	2005
	RMB’000	RMB’000
Group:
Current – Hong Kong
Charge for the year	7,595	13,108
Current – Mainland China
Charge for the year	59,966	95,088
Overprovision in prior years	(13,820)	(9,141)
Deferred (note 29)	(61,561)	4,199

Total tax charge/(credit) for the year	(7,820)	103,254

A reconciliation of the income tax expense applicable to profit before tax using the statutory income tax rates for the countries in which the Company and the majority of its subsidiaries are domiciled to the tax expense at the effective tax rates, and a reconciliation of the applicable rates (i.e., the statutory tax rates) to the effective tax rates, are as follows:

	2006		2005
	RMB’000%		RMB’000%
Profit before tax	159,469		728,245

Tax at the applicable tax rate (15%)	23,920		109,237
Lower tax rate for specific provinces or local authorities	(35,034)		(5,329)
Profits and losses attributable to associates	5,634		(7,651)
Income not subject to tax	(10,300)		(1,189)
Expenses not deductible for tax	17,087		11,592
Tax losses utilised from previous periods	4,135		1,020
Tax losses not recognised	556		4,708
Effect of different tax rate of subsidiaries’ operations in other jurisdictions	2		7
Overprovision in respect of the prior year	(13,820)		(9,141)

Tax charge/(credit) at the Group’s effective rate	(7,820)	-4.90	103,254	14.18

Taxation in Mainland China is calculated at the rate prevailing in Mainland China. Some of the subsidiaries of the Group are approved to be high technology enterprises and income tax is calculated at a rate of 15% of the estimated assessable profit for the year.

Certain subsidiaries operating in Mainland China are entitled to exemptions from income tax for the two years commencing from its first profit-making year of operation and thereafter, entitled to a 50% relief from income tax for the next three years.

One subsidiary operating in the Cayman Islands is not required to pay any taxes on either income or capital gains arising in the Cayman Islands or elsewhere under current Cayman Islands Laws.

Hong Kong profits tax is calculated at a rate of 17.5% of the estimated assessable profit for the year.

Details of deferred taxation are set out in note 29.

11.	PROFIT/(LOSS) ATTRIBUTABLE TO EQUITY HOLDERS OF THE PARENT

The consolidated profit/(loss) attributable to equity holders of the parent for the year ended 31 December 2006 includes a loss of RMB88,794,000 (2005: profit RMB60,064,000) which has been dealt with in the financial statements of the Company (note 33(b)).

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

12.	DIVIDENDS

	2006	2005
	RMB’000	RMB’000
Proposed final – Nil (2005: RMB2 cents) per ordinary share	—	23,955

The proposed final dividend for the year is subject to the approval of the Company;s shareholders at the forthcoming annual general meeting.

13.	EARNINGS PER SHARE ATTRIBUTABLE TO ORDINARY EQUITY HOLDERS OF THE PARENT

The calculation of basic earnings per share amounts is based on the profit for the year attributable to ordinary equity holders of the parent, and the weighted average number of ordinary shares in issue during the year.

A diluted earnings per share amounts for the years ended 31 December 2006 and 2005 have not been disclosed as no diluting events existed during the year.

The calculation of basic earnings per share is based on:

	2006	2005
	RMB’000	RMB’000
Earnings
Profit/(loss) attributable to ordinary equity holders of the parent, used in the basic earnings per share calculation	(122,196)	321,936

	Number of shares
	2006	2005
Shares
Weighted average number of ordinary shares in issue during the year used in the basic earnings per share calculation	1,197,742,000	1,197,742,000

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

14.	PROPERTY, PLANT AND EQUIPMENT

Group	Land and buildings in Mainland China under medium term leases	Staff quarters in Mainland China under medium term leases	Plant, machinery and equipment	Motor vehicles	Construction in progress	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
31 December 2006
At 1 January 2006:
Cost or valuation	813,240	152,890	2,137,540	21,843	364,106	3,489,619
Accumulated depreciation and impairment	(145,918)	(26,375)	(1,362,715)	(15,570)	—	(1,550,578)
Exchange realignment	(83)	—	(10,669)	(5)	(4,359)	(15,116)

Net carrying amount	667,239	126,515	764,156	6,268	359,747	1,923,925

At 1 January 2006, net of accumulated depreciation and impairment	667,239	126,515	764,156	6,268	359,747	1,923,925
Additions	7,063	—	328,725	6,962	259,940	602,690
Transfers	147,875	—	203,905	502	(352,282)	–
Disposals	(592)	—	(31,500)	(368)	(26,675)	(59,135)
Transfer from investment properties (note 15)	21,761	—	—	—	—	21,761
Transfer to investment properties (note 15)	(27,444)	—	—	—	(20,175)	(47,619)
Disposal of subsidiaries (note 34)	—	—	(4,275)	—	—	(4,275)
Impairment	—	—	(16,392)	(9)	—	(16,401)
Depreciation provided during the year	(12,438)	(6,722)	(268,896)	(2,278)	—	(290,334)
Exchange realignment	—	—	(14,281)	(1)	(9)	(14,291)

At 31 December 2006, net of accumulated depreciation and impairment	803,464	119,793	961,442	11,076	220,546	2,116,321

At 31 December 2006:
Cost or valuation	961,903	152,890	2,634,395	28,939	224,914	4,003,041
Accumulated depreciation and impairment	(158,356)	(33,097)	(1,648,003)	(17,857)	—	(1,857,313)
Exchange realignment	(83)	—	(24,950)	(6)	(4,368)	(29,407)

Net carrying amount	803,464	119,793	961,442	11,076	220,546	2,116,321

Analysis of cost or valuation:
At cost	149,663	152,890	2,634,395	28,939	224,914	3,190,801
At directors’ 31 December 2004 valuation	812,240	—	—	—	—	812,240

	961,903	152,890	2,634,395	28,939	224,914	4,003,041

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

	Land and buildings in Mainland China under medium term leases	Staff quarters in Mainland China under medium term leases	Plant, machinery and equipment	Motor vehicles	Construction in progress	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
31 December 2005
At 1 January 2005:
Cost or valuation	1,054,397	152,890	1,990,883	19,278	28,330	3,245,778
Accumulated depreciation and impairment	(133,628)	(18,639)	(1,144,726)	(13,353)	—	(1,310,346)

Net carrying amount	920,769	134,251	846,157	5,925	28,330	1,935,432

At 1 January 2005, net of accumulated depreciation and impairment	920,769	134,251	846,157	5,925	28,330	1,935,432
Additions	118	—	120,887	2,300	368,173	491,478
Acquisition of subsidiaries	13,411	—	2,603	525	—	16,539
Transfer from investment properties (note 15)	7,147	—	—	—	—	7,147
Transfers	945	—	31,452	—	(32,397)	—
Disposals	—	—	(8,083)	(260)	—	(8,343)
Transfer to investment properties (note 15)	(262,778)	—	—	—	—	(262,778)
Disposal of subsidiaries (note 34)	—	—	(202)	—	—	(202)
Impairment	—	—	(8,175)	(3)	—	(8,178)
Depreciation provided during the year	(12,290)	(7,736)	(209,814)	(2,214)	—	(232,054)
Exchange realignment	(83)	—	(10,669)	(5)	(4,359)	(15,116)

At 31 December 2005, net of accumulated depreciation and impairment	667,239	126,515	764,156	6,268	359,747	1,923,925

At 31 December 2005:
Cost or valuation	813,240	152,890	2,137,540	21,843	364,106	3,489,619
Accumulated depreciation and impairment	(145,918)	(26,375)	(1,362,715)	(15,570)	—	(1,550,578)
Exchange realignment	(83)	—	(10,669)	(5)	(4,359)	(15,116)

Net carrying amount	667,239	126,515	764,156	6,268	359,747	1,923,925

Analysis of cost or valuation:
At cost	—	152,890	2,137,540	21,843	364,106	2,676,379
At directors’ 31 December 2004 valuation	813,240	—	—	—	—	813,240

	813,240	152,890	2,137,540	21,843	364,106	3,489,619

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Company	Land and buildings in Mainland China under medium term leases	Plant, machinery and equipment	Motor vehicles	Construction in progress	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
31 December 2006

At 1 January 2006:
Cost or valuation	53,993	6,088	1,507	54,531	116,119
Accumulated depreciation and impairment	(2,573)	(3,629)	(1,442)	—	(7,644)

Net carrying amount	51,420	2,459	65	54,531	108,475

At 1 January 2006, net of accumulated depreciation and impairment	51,420	2,459	65	54,531	108,475
Additions	—	337	425	28,334	29,096
Transfer to investment properties (note 15)	(1,790)	—	—	—	(1,790)
Disposals	—	(19)	—	—	(19)
Depreciation provided during the year	(2,687)	(1,170)	(122)	—	(3,979)

At 31 December 2006, net of accumulated depreciation and impairment	46,943	1,607	368	82,865	131,783

At 31 December 2006:
Cost or valuation	52,203	6,406	1,932	82,865	143,406
Accumulated depreciation and impairment	(5,260)	(4,799)	(1,564)	—	(11,623)

Net carrying amount	46,943	1,607	368	82,865	131,783

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Company

	Land and buildings in Mainland China under medium term leases	Plant, machinery and equipment	Motor vehicles	Construction in progress	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
31 December 2005

At 1 January 2005:
Cost or valuation as restated	53,169	5,999	1,664	1,288	62,120
Accumulated depreciation and impairment as restated	(2,573)	(1,396)	(1,343)	—	(5,312)

Net carrying amount	50,596	4,603	321	1,288	56,808

At 1 January 2005, net of accumulated depreciation and impairment	50,596	4,603	321	1,288	56,808
Additions	—	117	—	53,471	53,588
Transfer from investment properties (note 15)	596	—	—	—	596
Transfers	228	—	—	(228)	—
Disposals	—	(28)	(157)	—	(185)
Depreciation provided during the year	—	(2,233)	(99)	—	(2,332)

At 31 December 2005, net of accumulated depreciation and impairment	51,420	2,459	65	54,531	108,475

At 31 December 2005:
Cost or valuation	53,993	6,088	1,507	54,531	116,119
Accumulated depreciation and impairment	(2,573)	(3,629)	(1,442)	—	(7,644)

Net carrying amount	51,420	2,459	65	54,531	108,475

Certain land and buildings in Mainland China were revalued by the directors by reference to current market conditions. In the opinion of the directors, there has been no material change in the value of the land and buildings as at 31 December 2006.

Had the land and buildings been carried at historical cost less accumulated depreciation, their carrying amounts would have been approximately RMB656,881,000 (2005: RMB667,701,000), as compared to their carrying amounts included in property, plant and equipment of approximately RMB656,419,000 (2005: RMB667,239,000).

As at 31 December 2006, the Group is in the process of obtaining a building ownership certificate for certain land and buildings with a net book value of RMB141,626,862 (2005: RMB53,751,000).

At 31 December 2006, certain of the Group’s land and buildings with a net book value of approximately

RMB12,751,000, were pledged to secure the long term bank loans (note 27).

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

15.	INVESTMENT PROPERTIES

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Carrying amount at 1 January	559,070	276,618	149,713	182,568
Transfer from property, plant and equipment (note 14)	47,619	262,778	1,790	—
Transfer to property, plant and equipment (note 14)	(21,761)	(7,147)	—	(596)
Net profit/(loss) from a fair value adjustment	(24,388)	26,821	(6,844)	(32,259)

Carrying amount at 31 December	560,540	559,070	144,659	149,713

The Group’s investment properties are situated in Mainland China and are held under medium-term leases.

The Group’s investment properties were revalued on 31 December 2006 by Dudley Surveyors Limited, independent professionally qualified valuers, at RMB560,540,000 on an open market, existing use basis. The investment properties are leased to third parties under operating leases, further summary details of which are included in note

38(a) to the financial statements.

16.	PREPAID LAND LEASE PAYMENTS

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Carrying amount at 1 January	74,662	76,783	4,355	4,475
Addition during the year	18,140	—	—	—
Recognised during the year	(2,177)	(2,121)	(120)	(120)

Carrying amount at 31 December	90,625	74,662	4,235	4,355
Current portion included in prepayments, deposits and other receivables	(3,850)	(2,121)	(120)	(120)

Non-current portion	86,775	72,541	4,115	4,235

The leasehold lands are held under medium-term leases and are situated in Mainland China.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

17.	GOODWILL

Group

Goodwill
RMB’000
At 1 January 2005:
Cost	20,043
Accumulated impairment	(6,218)

Net carrying amount	13,825

Cost at 1 January 2005, net of accumulated impairment	13,825
Disposal of a subsidiary	(378)
Impairment provided during the year	(13,447)

At 31 December 2005:	—

At 31 December 2005 and 2006:
Cost	19,665

Accumulated impairment	(19,665)
Net carrying amount	—

The transitional provisions of HKFRS 3 have required the Group to eliminate at 1 January 2005 the carrying amounts of accumulated amortisation with a corresponding adjustment to the cost of goodwill. Goodwill previously eliminated against the reserves remains eliminated against the reserves and is not recognised in the income statement when all or part of the business to which the goodwill relates is disposed of or when a cash-generating unit to which the goodwill relates becomes impaired.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

18.	OTHER INTANGIBLE ASSETS

Group

	Patents and licences	Technology acquired	Total
	RMB’000	RMB’000	RMB’000
31 December 2006:

At 1 January 2006:
Cost, net of accumulated amortisation and impairment	638	2,337	2,975
Additions	—	1,885	1,885
Disposal of subsidiaries (note 34)	—	(1,656)	(1,656)
Amortisation provided during the year	(150)	(264)	(414)

At 31 December 2006	488	2,302	2,790

At 31 December 2006:
Cost	48,122	85,771	133,893
Accumulated amortisation and impairment	(47,634)	(83,469)	(131,103)

Net carrying amount	488	2,302	2,790

31 December 2005:

At 1 January 2005:
Cost, net of accumulated amortisation and impairment	—	—	—
Additions	—	2,794	2,794
Acquisition of subsidiaries	788	—	788
Amortisation provided during the year	(150)	(457)	(607)

At 31 December 2005	638	2,337	2,975

At 31 December 2005
Cost	48,122	85,542	133,664
Accumulated amortisation and impairment	(47,484)	(83,205)	(130,689)

Net carrying amount	638	2,337	2,975

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

19.	INTERESTS IN SUBSIDIARIES

	Company
	2006	2005
	RMB’000	RMB’000
Unlisted shares, at cost	446,415	446,415
Shares listed in Mainland China, at cost	1,067,929	1,218,670

	1,514,344	1,665,085

Market value of listed shares	4,223,693	5,513,018

The amounts due from subsidiaries included in the Company’s current assets of RMB2,025,000 (2005: RMB1,187,000), are unsecured, interest free and are repayable on demand or within one year. The carrying amounts of these amounts due from subsidiaries approximate to their fair values.

Particulars of the principal subsidiaries are as follows:

Name	Place of incorporation/ registration and operations	Nominal value of issued ordinary/ registered share capital		Percentage of equity attributable to the Company		Principal activities
				Direct	Indirect
China Great Wall Computer (Shenzhen) Co., Ltd. (“CGC”)*	PRC	RMB	458,491,500	47.82%	—	Manufacture and trading of personal computer (“PC”) and PC peripheral products
ExcelStor Great Wall Technology Limited	Cayman Islands	US$	25,000,000	61.68%	—	Trading of hard disk drives (“HDD”)
ExcelStor Technology (Shenzhen) Limited**	PRC	US$	26,600,000	61.68%	—	Manufacture of HDD
Great Wall Computer Software and System Incorporation Limited (“GWCSS”)**	PRC	RMB	167,174,000	34.9%	34.51%	Development of computer software
Kaifa Technology (H.K.) Limited	Hong Kong	US$	500,000	—	100%	Trading of HDD and HDD substrates
Shenzhen Kaifa Magnetic Recording Joint-stock Co., Ltd.**	PRC	RMB	251,363,000	43%	42%	Production and development of HDD substrates
Shenzhen Kaifa Technology Co., Ltd. (“S. Kaifa”)*	PRC	RMB	732,932,000	49.54%	—	Production of HDD heads and related electronic products

*	Subsidiaries with their A shares listed on the Shenzhen Stock Exchange in the PRC
**	Companies incorporated as private limited companies in the PRC

All subsidiaries above, except for Excelstor Technology (Shenzhen) Limited, are not audited by Ernst & Young Hong Kong or other Ernst & Young International member firms.

The above table lists the subsidiaries of the Company which, in the opinion of the directors, principally affected the results for the year or formed a substantive portion of the net assets of the Group. To give details of other subsidiaries would, in the opinion of the directors, result in particulars of excessive length.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

20.	INTERESTS IN ASSOCIATES

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
		(Restated)		(Restated)
Unlisted shares, at cost	—	—	210,000	210,000
Share of net assets	218,426	272,913	—	—
Loans to associates (note 41(b)(ii))	408,943	321,025	332,923	164,100

	627,369	593,938	542,923	374,100

At the balance sheet date, an amount of approximately RMB75,100,000 due from an associate is unsecured, interest-bearing at a rate of 5.05% per annum and is repayable from September 2007 to January 2011. The remaining balance is unsecured, interest-bearing at a rate of 5.58-6.12% per annum and has no fixed terms of repayment. The carrying amounts of these loans approximate to their fair values.

The Group’s trade receivable and payable balance with associates are discussed in note 41(b)(iii) to the financial statements.

Particulars of the principal associates are as follows:

Name	Place of incorporation/ registration	Nominal value of issued ordinary/ registered share capital		Percentage of equity attributable to the Company		Principal activities
				Direct	Indirect
Great Wall Broadband Network Service Co., Ltd.*	PRC	RMB	600,000,000	35%	15%	Provision of broadband network services
ExcelStor Group Limited*	Cayman Islands	US$	15,000,000	—	33.33%	Trading of
HDD IBM Leasing Company Limited*	PRC	RMB	163,507,782	—	20%	Direct finance leasing and provision of consulting services
G&W Technologies, Co., Ltd.*	Republic of Korea	US$	497,760	—	29%	Manufacture of HDD spindle motors
O-Net Communications Limited*	Cayman Islands	HK$	22,224,299	—	45.99%	Trading of fiber optic components and manufacture of fiber optic parts for optical communications networks, integrated parts for optical communications networks and crystal parts for optical communications networks
Shenzhen Elcoteq Electronics Co., Ltd. (formerly known as “Shenzhen GKI Electronics Co., Ltd.”)*	PRC	RMB	99,609,465	—	30%	Manufacture of motherboards
Shenzhen Hai Liang Storage Products Co., Ltd.	PRC	RMB	494,742,208	—	20%	Manufacture and sales of magnetic head products
Shenzhen KTM Glass Substrate Co., Ltd.*	PRC	RMB	122,108,400	—	49%	Manufacture and sales of glass
substrates Shenzhen Great Wall Kemei Technology Co., Ltd.*	PRC	RMB	10,000,000	—	35%	Trading of network ammeters

*	Not audited by Ernst & Young Hong Kong or other Ernst & Young International member firms.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

The above table lists the associates of the Group which, in the opinion of the directors, principally affected the results for the year or formed a substantial portion of the net assets of the Group. To give details of other associates would, in the opinion of the directors, result in particulars of excessive length.

The following table illustrates the summarised financial information of the Group’s associates extracted from their management accounts:

	Group
	2006	2005
	RMB’000	RMB’000
Assets	4,662,641	6,512,614
Liabilities	3,479,413	5,019,007
Revenues	8,099,617	27,395,311
(Loss)/Profit	(19,516)	382,830

21.	AVAILABLE-FOR-SALE INVESTMENTS

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Listed equity investment, at fair value	377,157	—	—	—
Unlisted equity investments, at cost	58,292	69,200	2,500	2,500
Club debenture, at fair value	2,435	—	—	—

	437,884	69,200	2,500	2,500

During the year, the gross gain of the Group’s available-for-sale investments recognised directly in equity amounted to RMB300,602,000 (note 33(a)).

The above investments consist of investments in equity securities which were designated as available-for-sale financial assets and have no fixed maturity date or coupon rate.

The fair values of listed equity investments are based on quoted market prices.

The market value of the Group’s listed equity investments at the date of approval of these financial statements were approximately RMB692,465,000.

The unlisted equity investments are stated at cost less any impairment losses as the fair value cannot be reliably measured because the probabilities of the various estimates within the range cannot be reasonably assessed and used in estimating fair value.

22.	INVENTORIES

	Group
	2006	2005
	RMB’000	RMB’000
Raw materials	364,553	321,700
Work in progress	65,975	65,816
Finished goods	406,669	435,581
Consumables	8,643	6,110

	845,840	829,207

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

23.	TRADE AND BILLS RECEIVABLES

The Group’s trading terms with its customers are mainly on credit, except for new customers, where payment in advance is normally required. The credit period is generally for a period of three months, extending up to six to twelve months for major customers. Each customer has a maximum credit limit. The Group seeks to maintain strict control over its outstanding receivables and has a credit control department to minimise credit risk. Overdue balances are reviewed regularly by senior management. In view of this and the fact that the Group’s trade receivables relate to a large number of diversified customers, there is no significant concentration of credit risk. Trade receivables are non-interest-bearing.

An aged analysis of the trade and bills receivables as at the balance sheet date, based on the invoice date, is as follows:

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Within 90 days	1,815,949	1,052,180	—	840
91 to 180 days	77,521	1,091,106	—	—
181 to 365 days	59,702	16,524	—	—
Over 365 days	24,500	52,563	—	—

	1,977,672	2,212,373	—	840

The carrying amount of trade and bills receivables approximates to their fair value.

24.	PREPAYMENTS, DEPOSITS AND OTHER RECEIVABLES

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Prepayments	226,094	188,618	251	5
Deposits and other receivables	145,635	309,750	171	1,950

	371,729	498,368	422	1,955

The carrying amounts of deposits and other receivables approximate to their fair values.

25.	CASH AND CASH EQUIVALENTS AND PLEDGED DEPOSITS

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Cash and bank balances	1,031,934	1,028,701	43,249	190,347
Time deposits	1,973,065	1,293,260	—	—

	3,004,999	2,321,961	43,249	190,347
Less: Current pledged deposits
Pledged for bank facilities	9,581	—	—	—
Pledged for contracts execution	698	—	—	—

	10,279	—	—	—
Non-current pledged deposits
Pledged for contracts execution	11,472	—	—	—
Pledged for others	2,366	—	—	—

	13,838	—	—	—

Cash and cash equivalents	2,980,882	2,321,961	43,249	190,347

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short term time deposits are made for varying periods of between one day and three months depending on the immediate cash requirements of the Group, and earn interest at the respective short term time deposit rates. The carrying amounts of the cash and cash equivalents and the pledged deposits approximate to their fair values.

26.	TRADE AND BILLS PAYABLES

An aged analysis of the trade and bills payables as at the balance sheet date, based on the invoice date, is as follows:

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Within 90 days	2,046,712	2,327,050	—	—
91 to 180 days	143,340	127,251	—	—
181 to 365 days	7,114	1,502	—	—
Over 365 days	37,128	32,750	217	217

	2,234,294	2,488,553	217	217

The trade and bills payables are non-interest-bearing and are normally settled on terms of 30 to 90 days terms. The carrying amount of trade and bills payables approximates to their fair value.

27.	INTEREST-BEARING BANK BORROWINGS

	Effective interest rate (%)	Maturity	Group		Company
			2006	2005	2006	2005
			RMB’000	RMB’000	RMB’000	RMB’000
Current
Bank loans – unsecured	3.6-6.12	2007	334,074	303,210	127,000	120,000
Bank loans – unsecured	Libor+1	2007	39,024	—	—	—
Bank loans – secured	Libor+0.9	2007	73,267	—	—	—

			446,365	303,210	127,000	120,000

Non-current
Secured bank loans			—	42,496	—	—
Secured bank loans	5.85	2008	2,882	25,616	—	—

			2,882	68,112	—	—

			449,247	371,322	127,000	120,000

			Group		Company
			2006	2005	2006	2005
			RMB’000	RMB’000	RMB’000	RMB’000
Analysed into:
Within one year or on demand			446,365	303,210	127,000	120,000
In the second year			2,882	42,496	—	—
In the third to fifth years, inclusive			—	25,616	—	—

			449,247	371,322	127,000	120,000

Notes:

(a)	Non-current bank loans amounting to RMB2,882,000 (2005: RMB68,112,000) are secured by mortgages over the Group’s land and buildings, which had an aggregate carrying value at the balance sheet date of approximately RMB12,751,000 (2005: Construction in progress: RMB40,539,000; Machinery RMB34,847,000) (note 14);

(b)	Except for secured bank loans of RMB73,267,000 (2005: RMB42,496,000) and unsecured bank loans of RMB156,098,000 (2005: Nil) which are denominated in United States dollars, all other borrowings are in RMB.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Other interest rate information:

Group

	2006		2005
	Fixed rate	Floating rate	Fixed rate	Floating rate
	RMB’000	RMB’000	RMB’000	RMB’000
Bank loans – unsecured	334,074	39,024	303,210	—
Bank loans – secured	2,882	73,267	25,616	42,496

	336,956	112,291	328,826	42,496

Company
	2006		2005
	Fixed rate	Floating rate	Fixed rate	Floating rate
	RMB’000	RMB’000	RMB’000	RMB’000
Bank loans – unsecured	127,000	—	120,000	—
Bank loans – secured	—	—	—	—

	127,000	—	120,000	—

The carrying amounts of the Group’s and the Company’s current and non-current borrowings approximate to their fair values.

28.	PROVISIONS

Group

	Provision for contingent liabilities	Product warranty	Total
	RMB’000	RMB’000	RMB’000
At 1 January 2005
As previously stated	17,564	—	17,564
Effect of adopting HKAS 39 & HKFRS 4	(17,564)	—	(17,564)

As restated	—	—	—

Additional provision as previously stated	36,070	11,625	47,695
Effect of adopting HKAS39 & HKFRS 4	(36,070)	—	(36,070)

Additional provision as restated	—	11,625	11,625

At 31 December 2005 and 1 January 2006
As previously stated	53,634	11,625	65,259
Effect of adopting HKAS39 &HKFRS 4	(53,634)	—	(53,634)

As restated	—	11,625	11,625
Additional provision	—	41,377	41,377

At 31 December 2006	—	53,002	53,002

The Group provides 3-10 year warranty to its customers on certain electronic products, under which faulty products are repaired or replaced. The amount of the provision for the warranty is estimated based on sales volume and past experience of the level of repairs and returns. The estimation basis is reviewed on an ongoing basis and revised where appropriate.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

29.	DEFERRED TAX

The movements in deferred tax liabilities and assets during the year are as follows:

Deferred tax liabilities

Group

	2006
	Depreciation allowance in excess of related depreciation	Capitalisation of interest	Revaluation of properties	Revaluation of available- for- sale investments	Total
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January 2006	27	8,511	4,497	—	13,035
Deferred tax charged/(credited) to the income statement during the year (note 10)	2,870	(906)	(3,658)	—	(1,694)
Deferred tax debited to equity during the year	—	—	—	53,048	53,048

Gross deferred tax liabilities at 31 December 2006	2,897	7,605	839	53,048	64,389

Deferred tax assets

Group

	2006
	Tax losses	Loss on share reforms of subsidiaries	Total
	RMB’000	RMB’000	RMB’000
At 1 January 2006	4,128	—	4,128
Deferred tax (charged)/credited to the income statement during the year (note 10)	(4,128)	63,995	59,867

Gross deferred tax assets at 31 December 2006	—	63,995	63,995

Net deferred tax liabilities at 31 December 2006			394

Deferred tax liabilities

Group

	2005
	Depreciation allowance in excess of related depreciation	Capitalisation of interest	Revaluation of properties	Total
	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January 2005	43	9,417	474	9,934
Deferred tax charged/(credited) to the income statement during the year (note 10)	(16)	(906)	4,023	3,101

Gross deferred tax liabilities at 31 December 2005	27	8,511	4,497	13,035

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Deferred tax assets

Group

	2005
	Tax losses	Others	Total
	RMB’000	RMB’000	RMB’000
At 1 January 2005	4,090	1,136	5,226
Deferred tax (charged)/credited to the income statement during the year (note 10)	38	(1,136)	(1,098)

Gross deferred tax assets at 31 December 2005	4,128	—	4,128

Net deferred tax liabilities at 31 December 2005			8,907

The Group has tax losses arising in Mainland China of RMB571,545,000 (2005: RMB624,791,000) that are available for offsetting against future taxable profits of the companies in which the losses arose. Deferred tax assets have not been recognised in respect of these losses as they have arisen in subsidiaries that have been loss-making for some time. The unused tax losses will gradually expire from 2007 to 2010.

At 31 December 2006, there was no significant unrecognised deferred tax liability (2005: Nil).

There are no income tax consequences attaching to the payment of dividends by the Company to its shareholders.

Deferred tax liabilities

Company

	2006
	Capitalisation of interest	Depreciation allowance in excess of related depreciation	Total
	RMB’000	RMB’000	RMB’000
At 1 January 2006	1,409	—	1,409
Deferred tax credited to the income statement during the year	(26)	746	720

Gross deferred liabilities at 31 December 2006	1,383	746	2,129

Deferred tax assets

Company

	2006
	Tax losses	Revaluation of properties	Loss on share reforms of subsidiaries	Total
	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January 2006	1,409	—	—	1,409
Deferred tax charged to the income statement during the year	(1,409)	1,027	22,611	22,229

Gross deferred tax assets at 31 December 2006	—	1,027	22,611	23,638

Net deferred tax assets at 31 December 2006				(21,509)

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Deferred tax liabilities

Company

	2005
	Capitalisation of interest	Revaluation of properties	Total
	RMB’000	RMB’000	RMB’000
At 1 January 2005	1,435	312	1,747

Deferred tax charged/(credited) to the income statement during the year	(26)	(312)	(338)

Gross deferred tax liabilities at 31 December 2005	1,409	—	1,409

Deferred tax assets

Company

2005 Tax losses
RMB’000
At 1 January 2005	1,435
Deferred tax credited to the income statement during the year	(26)

Gross deferred tax assets at 31 December 2005	1,409

Net deferred tax liabilities at 31 December 2005	—

30.	PREPAYMENTS

These prepayments are for Property, plant and equipment, and they will be transferred to Property, plant and equipment subsequently.

31.	OTHER LONG TERM PAYABLES

Other long term payables represent government grants which are unsecured, interest-free and have no fixed terms of repayment.

32.	SHARE CAPITAL

Shares

	2006	2005
	RMB’000	RMB’000
Authorised, issued and fully paid:
743,870,000 state-owned legal person shares of RMB1.00 each	743,870	743,870
453,872,000 overseas listed foreign invested shares of RMB1.00 each	453,872	453,872

	1,197,742	1,197,742

There was no change in the authorised and issued capital of the Company during the year.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

33.	RESERVES

(a)	Group

The amounts of the Group’s reserves and the movements therein for the current and prior years are presented in the consolidated statement of changes in equity on pages 48 to 49 of the financial statements.

Certain amounts of goodwill arising on the acquisition of subsidiaries in prior years remain eliminated against the consolidated reserves, as explained in note 17 to the financial statements.

(b)	Company

		Share premium account	Retained profits	Total
	Note	RMB’000	RMB’000	RMB’000
Balance at 1 January 2005		996,660	125,206	1,121,866

Profit for the year		—	60,064	60,064
Proposed final 2005 dividend	12	—	(23,955)	(23,955)

At 31 December 2005		996,660	161,315	1,157,975
Loss for the year		—	(88,794)	(88,794)

At 31 December 2006		996,660	72,521	1,069,181

34.	DISPOSAL OF SUBSIDIARIES

		2006	2005
	Notes	RMB’000	RMB’000
Net assets disposed of:
Property, plant and equipment	14	4,275	202
Other intangible assets	18	1,656	—
Cash and bank balances		1,644	2,626
Trade receivables		977	157
Inventories		1,870	2,912
Prepayments and other receivables		26,627	250
Trade payables		(17,871)	(1,000)
Other payables and accruals		(8,043)	(12)
Tax payable		—	25
Minority interests		(95)	(3,096)

		11,040	2,064
Goodwill		—	378

Add: Gain/(loss) on disposal of subsidiaries	6	15,960	(705)

		27,000	1,737

Satisfied by:
Cash		27,000	994
Interests in associates		—	743

		27,000	1,737

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

An analysis of the net inflow/(outflow) of cash and cash equivalents in respect of the disposal of subsidiaries is as follows:

	2006	2005
	RMB’000	RMB’000
Cash consideration	27,000	994
Less: Cash consideration not received	(2,000)	—
Cash and bank balances disposed of	(1,644)	(2,626)

Net inflow/(outflow) of cash and cash equivalents in respect of the disposal of subsidiaries	23,356	(1,632)

35.	NOTE TO THE CONSOLIDATED CASH FLOW STATEMENT

Major non-cash transaction

During the year, the Group recognised a total loss of RMB426,636,000 (note 40) on disposal of equity interests in

CGC and S.Kaifa, subsidiaries of the Company.

36.	CONTINGENT LIABILITIES

(a)	At the balance sheet date, contingent liabilities not provided for in the financial statements were as follows:

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Guarantees given to banks in connection with facilities granted to:
Subsidiaries	—	—	—	96,842
Associate	470,000	642,000	470,000	642,000
Third parties	153,098	279,132	—	—

	623,098	921,132	470,000	738,842

In accordance with HKAS 39 and HKFRS 4, the financial guarantee contracts above were accounted for as financial liability and recognized initially at its fair value of RMB29,410,000 (2005: RMB59,420,000).

(b)	As at 31 December 2006, the banking facilities guaranteed by the Group to an associate were utilised to the extent of approximately RMB470,000,000 (2005:RMB642,000,000).

37.	PLEDGE OF ASSETS

Details of the Group’s bank loans which are secured by the assets of the Group, are included in notes 14 and 27 to the financial statements.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

38.	OPERATING LEASE ARRANGEMENTS

(a)	As lessor

The Group and the Company lease their investment properties (note 15 to the financial statements) under operating lease arrangements, with leases negotiated for terms ranging from one to six years. The terms of the leases generally also require the tenants to pay security deposits and provide for periodic rent adjustments according to the then prevailing market conditions.

At 31 December 2006, the Group and the Company had total future minimum lease receivables under non- cancellable operating leases with its tenants falling due as follows:

	Group		Company
	2006	2005	2006	2005
	RMB’000	RMB’000	RMB’000	RMB’000
Within one year	63,753	56,775	13,772	3,703
In the second to fifth years, inclusive	107,859	82,815	13,757	11,913
After five years	7,447	19,387	—	—

	179,059	158,977	27,529	15,616

(b)	As lessee

The Group leases certain of its office properties under operating lease arrangements. Leases for properties are negotiated for terms ranging from one to six years.

At 31 December 2006, the Group had total future minimum lease payments under non-cancellable operating leases falling due as follows:

	Group
	2006	2005
	RMB’000	RMB’000
Within one year	1,184	7,659
In the second to fifth years, inclusive	312	10,099

	1,496	17,758

39.	COMMITMENTS

In addition to the operating lease commitments detailed in note 38(b) above, the Group had the following capital commitments at the balance sheet date:

	Group
	2006	2005
	RMB’000	RMB’000
Contracted, but not provided for:
Land and buildings	—	16,101
Plant and machinery	20,989	9,764

	20,989	25,865

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

40.	LOSS ON SHARE REFORMS OF SUBSIDIARIES

On 15 April 2006, the Company’s General Shareholder Meeting approved the state-owned share reform plans of CGC and S. Kaifa, subsidiaries of the Company, whose shares were listed on the Shenzhen Stock Exchange. On 20

April 2006, these share reform plans were approved by the shareholders of CGC and S. Kaifa accordingly.

Pursuant to the approved share reform plan of CGC, on 12 May 2006, the Company has compensated the existing A share shareholders with 3.2 shares of CGC for every 10 shares held in exchange for non-tradable shares of CGC converted to tradable A shares. The Company compensated a total of 58,003,200 shares to the A share shareholders of CGC.

Pursuant to the approved share reform plan of S. Kaifa, on 19 May 2006, the Company and other shareholders who holding non-tradable shares of S. Kaifa have compensated the existing A share shareholders with 3.0 shares of S. Kaifa for every 10 shares held in exchange for non-tradable shares of S. Kaifa converted to tradable A shares. The Company compensated a total of 47,076,057 shares to the A share shareholders of S. Kaifa.

Losses on disposal of equity interests in CGC and S. Kaifa amounting to approximately RMB232,427,000 and RMB194,209,000, respectively, were recognised upon the valid dates of these share reforms and disclosed in the consolidated income statement of the Group.

41.	RELATED PARTY TRANSACTIONS

(a)	In addition to the transactions detailed elsewhere in these financial statements, the Group had the following material transactions with related parties during the year:

			Group
			2006	2005
	Notes		RMB’000	RMB’000
Intermediate holding company:
License fees	(i	)	1,997	1,394

Associates:
Sale of products	(ii	)	2,129,482	3,352,494
Rental income	(iii	)	32,311	36,986
Royalty income	(iv	)	50,590	46,357
Interest income	(v	)	20,248	15,964
Processing fee income			21,084	12,108
Purchases of components and parts	(vi	)	657,928	626,473

Fellow subsidiaries:
Sale of products	(ii	)	23,509	16,332
Purchases of components and parts	(vi	)	439,338	472,763
Rental income	(iii	)	15,174	—

Notes:

(i)	The license fee paid to the intermediate holding company was based on a rate of 1.5% of the revenue from the products under the brand of “Great Wall”.

(ii)	The sales to the associates and the fellow subsidiaries were made accordingly to the published prices and conditions offered to the major customers of the Group.

(iii)	The rental income from the property leased to the associates and fellow subsidiaries was made according to the market rate offered to the third parties.

(iv)	The royalty income from the associates arose from the sales of Pathfinder Hard Disk Unit in a rate of US$2.07 per unit.

(v)	The interest income from the associates was based on interest rates of 5.58% to 6.12% per annum on the loans to the associates.

(vi)	The purchases from the associates and the fellow subsidiaries were made according to the published prices and conditions offered by the associates and the fellow subsidiaries to their major customers.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(b)	Outstanding balances with related parties:

(i)	As disclosed in the consolidated balance sheet, the Group had outstanding other payables to its intermediate holding company of RMB1,364,000 (2005: RMB1,394,000), as at the balance sheet date. The other payables were unsecured, interest-free and have no fixed terms of repayment.

(ii)	Details of the Group’s loans to its associates as at the balance sheet date are included in note 20 to the financial statements.

(iii)	As disclosed in the consolidated balance sheet, the Group had outstanding trade receivables from and trade payables to associates of RMB60,915,000 (2005: RMB297,251,000) and RMB69,422,000 (2005: RMB119,393,000), respectively, as at the balance sheet date. They are repayable on similar credit term to those offered to the major customers of the Group and those offered by associates to their major customers.

(iv)	As disclosed in the consolidated balance sheet, the Group had outstanding receivables and other payables to fellow subsidiaries of RMB1,675,000 (2005: RMB18,692,000) and RMB2,294,000 (2005: RMB580,000), respectively, as at the balance sheet date. The other payables are unsecured, interest-free and have no fixed terms of repayment.

42.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

The Group’s principal financial instruments comprise bank loans, other interest-bearing loans, finance leases, and cash and short term deposits. The main purpose of these financial instruments is to raise finance for the Group’s operations. The Group has various other financial assets and liabilities such as trade receivables and trade payables, which arise directly from its operations.

It is, and has been, throughout the year under review, the Group’s policy that no trading in financial instruments shall be undertaken.

The main risks arising from the Group’s financial instruments are cash flow interest rate risk, foreign currency risk, credit risk and liquidity risk. The board reviews and agrees policies for managing each of these risks and they are summarised below.

Foreign currency risk

The Group has transactional currency exposures. Such exposures arise from sales or purchases by operating units in currencies other than the units’ functional currency. Approximately 81% (2005: 82%) of the Group’s sales are denominated in currencies other than the functional currency of the operating units making the sale, whilst almost 49% (2005: 79%) of costs are denominated in the unit’s functional currency.

Credit risk

The Group trades only with recognised and creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. In addition, receivable balances are monitored on an ongoing basis and the Group’s exposure to bad debts is not significant. For transactions that are not denominated in the functional currency of the relevant operating unit, the Group does not offer credit terms without the specific approval of the Head of Credit Control.

The credit risk of the Group’s other financial assets, which comprise cash and cash equivalents arises from default of the counterparty, with a maximum exposure equal to the carrying amount of these instruments.

Since the Group trades only with recognised and creditworthy third parties, there is no requirement for collateral.

Liquidity risk

The Group’s objective is to maintain a balance between continuity of funding and flexibility through the use of short and long term bank loans.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

Cash flow interest rate risk

The Group’s exposure to the risk of changes in market interest rates relates primarily to the Group’s long term debt obligations with a floating interest rate.

The Group’s policy is to manage its interest cost using a mix of fixed and variable rate debts. Approximately 75% (2005: 89%) of the Group’s interest-bearing borrowings bore interest at fixed rates.

43.	POST BALANCE SHEET EVENTS

(a)	From 4 January 2007 to 31 March 2007, S. Kaifa, a subsidiary of the Company has disposed of 11,578,066 tradable shares in CITIC Securities Co., Ltd (“CITIC”) (a company whose shares are listed and traded on the Shanghai Stock Exchange in the PRC) on the Shanghai Stock Exchange with total consideration of RMB421,796,000. The investment in CITIC was disclosed in note 21 – Available-For-Sale Investments. The gain on disposal of shares in CITIC before tax is approximately RMB401,000,000.

(b)

During the 5th Session of the 10th National People’s Congress, which was concluded on 16 March 2007, the PRC Corporate Income Tax Law (“the New Corporate Income Tax Law”) was approved and will become effective on 1 January 2008. The New Corporate Income Tax Law introduces a wide range of changes which include, but are not limited to, the unification of the income tax rate for domestic-invested and foreign-invested enterprises at 25%. Since the detailed implementation and administrative rules and regulations have not yet been announced, the financial impact of the New Corporate Income Tax Law to the Group cannot be reasonably estimated at this stage.

44.	COMPARATIVE AMOUNTS

As further explained in note 2.2 to the financial statements, due to the adoption of new and revised HKFRSs during the current year, the accounting treatment and presentation of certain items and balances in the financial statements have been revised to comply with the new requirements. Accordingly, certain prior year adjustments have been made and certain comparative amounts have been reclassified and restated to confirm with current year’s presentation and accounting treatment.

45.	APPROVAL OF THE FINANCIAL STATEMENTS

The financial statements were approved and authorised for issue by the board of directors on 20 April 2007.

46.	WORKING CAPITAL

The Directors of the Company are of the opinion that the Group will, following the completion of the acquisition, have sufficient working capital for its present requirements for at least the next 12-month following the date of this circular in the absence of unforeseen material circumstances.

47.	INDEBTEDNESS STATEMENT

As at the close of business on 30 November, 2007, being the latest practicable date for the purpose of this indebtedness statement, the Group had outstanding bills payable and interest-bearing bank loans of approximately RMB371 million and RMB1,005 million, respectively. The interest-bearing bank loans comprised guaranteed bank loans of approximately RMB40 million and unsecured bank loans of RMB965 million.

As at 30 November, 2007, the Group had capital commitments in respect of acquisition of property, plant and equipment amounting to approximately RMB208 million.

As at 30 November, 2007, the Group had material contingent liabilities amounting to approximately RMB509 million.

Save as aforesaid, the Group did not have any outstanding liabilities or any mortgage, charges, debentures or other loan capital, bank overdrafts, loans, liabilities under acceptance or other similar indebtedness or any guarantee or other material contingent liabilities at the close of business on 30 November, 2007.

Save as disclosed above, the directors have confirmed that there have been no material changes in the commitments and contingent liabilities of the Group up to the Latest Practicable Date.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(C)	FINANCIAL INFORMATION OF THE COMPANY FOR THE SIX-MONTH PERIOD ENDED 30 JUNE 2007

Set out below is the reviewed consolidated financial report of the Company for the six months ended 30 June 2007 which has been extracted from 2007 interim report of the Company:

CONDENSED CONSOLIDATED INCOME STATEMENT

For the six months ended 30 June 2007

	For the six months ended 30 June
		2007	2006
		(Unaudited)	(Unaudited)
	Notes	RMB’000	RMB’000
REVENUE	6	10,571,284	8,662,392
Cost of sales		(9,977,077)	(8,063,393)

Gross profit		594,207	598,999

Other income and gains	7	150,241	62,912
Selling and distribution costs		(133,727)	(132,056)
Administrative expenses		(285,847)	(177,009)
Other expenses		(93,855)	(55,817)
Finance costs	8	(20,030)	(7,431)
Gain on disposal of available-for-sale investments	17	434,365	—
Loss on share reforms of subsidiaries		—	(426,636)
Share of profits and losses of associates		(7,177)	(25,662)

PROFIT/(LOSS) BEFORE TAX	9	638,177	(162,700)

Tax	10	(73,465)	(26,514)

PROFIT/(LOSS) FOR THE PERIOD		564,712	(189,214)

ATTRIBUTABLE TO:
Equity holders of the parent		263,861	(293,137)
Minority interests		300,851	103,923

		564,712	(189,214)

EARNINGS/(LOSSES) PER SHARE
Basic	11	RMB	RMB
		22.03 cents	(24.47) cents

DIVIDEND PER SHARE	12	Nil	Nil

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONDENSED CONSOLIDATED BALANCE SHEET

As at 30 June 2007

		30 June	31 December
		2007	2006
		(Unaudited)	(Audited)
	Notes	RMB’000	RMB’000
NON-CURRENT ASSETS
Property, plant and equipment	13	2,116,445	2,116,321
Investment properties	14	699,134	560,540
Prepaid land lease payments		91,944	86,775
Intangible assets		6,694	2,790
Interests in associates		596,351	627,369
Long-term pledged deposit		25,974	13,838
Prepayments		37,207	58,011
Available-for-sale investments		164,580	437,884
Deferred tax assets		63,995	63,995

Total non-current assets		3,802,324	3,967,523

CURRENT ASSETS
Inventories		1,127,014	845,840
Trade and bills receivables	15	2,189,922	1,977,672
Prepayments, deposits and other receivables		1,465,055	371,729
Due from associates	18(b)(ii)	33,540	60,915
Due from fellow subsidiaries	18(b)(iii)	3,569	1,675
Pledged deposits		3,445	10,279
Cash and cash equivalents		2,585,502	2,980,882

Total current assets		7,408,047	6,248,992

CURRENT LIABILITIES
Trade and bills payables	16	2,386,601	2,234,294
Other payables and accruals		736,676	662,987
Interest-bearing bank borrowings		1,063,176	446,365
Tax payable		151,880	92,643
Provisions		52,814	53,002
Due to associates	18(b)(ii)	41,160	69,422
Due to fellow subsidiaries	18(b)(iii)	30,411	2,294
Due to the intermediate holding company	18(b)(i)	3,149	1,364

Total current liabilities		4,465,867	3,562,371

NET CURRENT ASSETS		2,942,180	2,686,621

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

		30 June 2007	31 December 2006
		(Unaudited)	(Audited)
	Notes	RMB’000	RMB’000
NET CURRENT ASSETS		2,942,180	2,686,621

TOTAL ASSETS LESS CURRENT LIABILITIES		6,744,504	6,654,144

NON-CURRENT LIABILITIES
Interest-bearing bank borrowings		—	2,882
Financial guarantee contracts		32,763	29,410
Deferred tax liabilities		27,456	64,389
Other long term payables		45,437	41,737

Total non-current liabilities		105,656	138,418

Net assets		6,638,848	6,515,726

EQUITY
Equity attributable to equity holders of the parent
Issued capital		1,197,742	1,197,742
Reserves		2,503,831	2,362,074

		3,701,573	3,559,816

Minority interests		2,937,275	2,955,910

Total equity		6,638,848	6,515,726

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

For the six months ended 30 June 2007

	Attributable to equity holders of the parent
	Issued share capital	Share premium account	Goodwill reserve	Statutory reserve	Available-for- sale investments revaluation reserve	Exchange fluctuation reserve	Retained profits	Proposed final dividend	Total	Minority interests	Total equity
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
At 1 January 2006	1,197,742	996,660	(28,155)	699,353	—	(5,783)	680,980	23,955	3,564,752	2,220,399	5,785,151
Exchange realignment	—	—	—	—	—	(1,052)	—	—	(1,052)	(697)	(1,749)
Total income and expense recognised directly in equity	—	—	—	—	—	(1,052)	—	—	(1,052)	(697)	(1,749)
Net loss for the period	—	—	—	—	—	—	(293,137)	—	(293,137)	103,923	(189,214)

Total income and expense for the period	—	—	—	—	—	(1,052)	(293,137)	—	(294,189)	103,226	(190,963)
Disposal of partial interest in subsidiaries to minority shareholders	—	—	—	—	—	—	—	—	—	426,636	426,636
Dividends paid to minority shareholder	—	—	—	—	—	—	—	—	—	(127,248)	(127,248)
Final 2005 dividend declared	—	—	—	—	—	—	—	(23,955)	(23,955)	—	(23,955)
Transferred from retained profits	—	—	—	67,840	—	—	(67,840)	—	—	—	—

At 30 June 2006	1,197,742	996,660	(28,155)	767,193	—	(6,835)	320,003	—	3,246,608	2,623,013	5,869,621

At 1 January 2007	1,197,742	997,498	(28,155)	820,767	148,919	(14,325)	437,370	—	3,559,816	2,955,910	6,515,726
Exchange realignment	—	—	—	—	—	(6,977)	—	—	(6,977)	(3,101)	(10,078)
Disposal of available-for-sale investments	—	—	—	—	(113,488)	—	—	—	(113,488)	(115,596)	(229,084)
Total income and expense recognised directly in equity	—	—	—	—	(113,488)	(6,977)	—	—	(120,465)	(118,697)	(239,162)
Net profit for the period	—	—	—	—	—	—	263,861	—	263,861	300,851	564,712

Total income and expense for the period	—	—	—	—	(113,488)	(6,977)	263,861	—	143,396	182,154	325,550
Share of reserves from associates	—	—	—	—	—	(1,639)	—	—	(1,639)	(1,787)	(3,426)
Dividends attributable to minority shareholders	—	—	—	—	—	—	—	—	—	(199,002)	(199,002)
Transferred from retained profits	—	—	—	6,045	—	—	(6,045)	—	—	—	—

At 30 June 2007	1,197,742	997,498	(28,155)	826,812	35,431	(22,941)	695,186	—	3,701,573	2,937,275	6,638,848

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

CONDENSED CONSOLIDATED CASH FLOW STATEMENT

For the six months ended 30 June 2007

	For the six months ended 30 June
	2007	2006
	(Unaudited)	(Unaudited)
	RMB’000	RMB’000
NET CASH INFLOW FROM OPERATING ACTIVITIES	149,946	850,600
NET CASH OUTFLOW FROM INVESTING ACTIVITIES	(968,316)	(296,238)
NET CASH INFLOW/(OUTFLOW) FROM FINANCING ACTIVITIES	429,463	(227,340)

NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS	(388,907)	327,022
Cash and cash equivalents at beginning of period	2,980,882	2,321,961
Effects of foreign exchange rate changes, net	(6,473)	(1,517)

CASH AND CASH EQUIVALENTS AT END OF PERIOD	2,585,502	2,647,466

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
Cash and bank balances	2,585,502	2,647,466

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PREPARATION AND ACCOUNTING POLICIES

The unaudited condensed consolidated financial statements have been prepared in accordance with Hong Kong Accounting Standard (“HKAS”) No.34 “Interim Financial Reporting” issued by the Hong Kong Institute of Certified Public Accountants.

These condensed consolidated financial statements should be read in conjunction with the annual financial statements for the year ended 31 December 2006.

2.	IMPACT OF NEW AND REVISED HONG KONG FINANCIAL REPORTING STANDARDS

The accounting policies adopted in the preparation of the unaudited condensed consolidated financial statements are consistent with those followed in the preparation of the Group’s annual financial statements for the year ended 31 December 2006, except for the adoption of the following new and revised Hong Kong Financial Reporting Standards (“HKFRSs”), which also included HKASs and Interpretations, that affect the Group and are adopted for the first time for the current period’s financial statements.

HKAS 1 Amendment	Capital Disclosures
HKFRS 7	Financial Instruments: Disclosures
HK(IFRIC) – Int 7	Applying the Restatement Approach under HKAS 29 Financial Reporting in Hyperinflationary Economies
HK(IFRIC) – Int 8	Scope of HKFRS 2
HK(IFRIC) – Int 9	Reassessment of Embedded Derivatives
HK(IFRIC) – Int 10	Interim Financial Reporting and Impairment

The revised HKAS 1 affects the disclosures of qualitative information about the Group’s objectives, policies and processes for managing capital, quantitative data about what the Company regards as capital, and compliance with any capital requirements and the consequences of any non-compliance.

The HKFRS 7 requires disclosures that enable users of the financial statements to evaluate the significance of the Group’s financial instruments and the nature and extent of risks arising from those financial instruments and also incorporates major disclosure requirements of HKAS 32.

The HK(IFRIC)-Int 7 addresses requirements of HKAS 29 in a reporting period in which an entity identifies the existence of hyperinflation in the economy of its functional currency, when that economy was not hyperinflationary in the prior period, and requires an entity to restate its financial statements in accordance with HKAS 29.

The HK(IFRIC)-Int 8 addresses the application of HKFRS 2 to particular transactions in which the entity cannot identify specifically some or all of the goods or services received.

The HK(IFRIC)-Int 9 addresses the application of HKAS 39 that an entity shall assess whether an embedded derivative is required to be separated from the host contract and accounted for as a derivative when the entity first becomes a party to the contract, and prohibits subsequent reassessment throughout the life of the contract except for exceptional circumstances.

The HK(IFRIC)-Int 10 addresses the interaction between the requirements of HKAS 34 and the recognition of impairment losses on goodwill in HKAS 36 and certain financial assets in HKAS 39 and that an entity shall not reverse an impairment loss recognised in a previous interim period in respect of goodwill or an investment in either an equity instrument or a financial asset carried at cost.

There was no material impact on the basis of preparation of the unaudited condensed consolidated balance sheet and condensed income statement arising from the above-mentioned accounting standards.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

3.	IMPACT OF ISSUED BUT NOT YET EFFECTIVE HONG KONG FINANCIAL REPORTING STANDARDS The Group has not applied the following new and revised HKFRSs relevant to the condensed consolidated financial statements, that have been issued but are not yet effective.

HKFRS 8	Operating Segments
HK (IFRIC) – Int 11	Group and Treasury Share Transactions
HK (IFRIC) – Int 12	Service Concession Arrangements HKAS
23 (revised)	Borrowing costs

HKFRS 8 replacing HKAS 14 “Segmental Reporting” and will become effective for accounting periods beginning on or after 1 January 2009. The standard requires the disclosure of information about the operating segments of the Company, the products and services provided by the segments, the geographical areas which the Company operates, and revenues from the Company’s major customers.

HK (IFRIC) – Int 11, HK (IFRIC) – Int 12 and HKAS 23 (revised) shall be applied for annual periods beginning on or after 1 March 2007, 1 January 2008 and 1 January 2009, respectively.

4.	FINANCIAL RISK MANAGEMENT

The Group’s activities are exposed to the following risks:

Foreign currency risk

The Group has transactional currency exposures. Such exposures arise from sales or purchases by operating units in currencies other than the units’ functional currency. Approximately 82% (2006: 83%) of the Group’s sales are denominated in currencies other than the functional currency of the operating units making the sale, whilst almost 84% (2006: 80%) of costs are denominated in the unit’s functional currency.

Credit risk

The Group trades only with recognised and creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. In addition, receivable balances are monitored on an ongoing basis and the Group’s exposure to bad debts is not significant. For transactions that are not denominated in the functional currency of the relevant operating unit, the Group does not offer credit terms without the specific approval of the Head of Credit Control.

The credit risk of the Group’s other financial assets, which comprise cash and cash equivalents arises from default of the counterparty, with a maximum exposure equal to the carrying amount of these instruments.

Since the Group trades only with recognised and creditworthy third parties, there is no requirement for collateral.

Liquidity risk

The Group’s objective is to maintain a balance between continuity of funding and flexibility through the use of short and long term bank loans.

Cash flow interest rate risk

The Group’s exposure to the risk of changes in market interest rates relates primarily to the Group’s long term debt obligations with a floating interest rate.

The Group’s policy is to manage its interest cost using a mix of fixed and variable rate debts. All of the Group’s interest-bearing borrowings bore interest at fixed rates. (2006: 63.75%)

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

5.	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

In the process of applying the Group’s accounting policies, management has made the following judgments, apart from those involving estimations, which have the most significant effect on the amounts recognised in the financial statements:

Operating lease commitments – Group as lessor

The Group has entered into commercial property leases on its investment property portfolio. The Group has determined that it retains all the significant risks and rewards of ownership of these properties which are leased out on operating leases.

Classification between investment properties and owner-occupied properties

The Group determines whether a property qualifies as an investment property, and has developed criteria in making that judgment. Investment property is a property held to earn rentals or for capital appreciation or both. Therefore, the Group considers whether a property generates cash flows largely independently of the other assets held by the Group.

Some properties comprise a portion that is held to earn rentals or for capital appreciation and another portion that is held for use in the production or supply of goods or services or for administrative purposes. If these portions could be sold separately (or leased out separately under a finance lease), the Group accounts for the portions separately. If the portions could not be sold separately, the property is an investment property only if an insignificant portion is held for use in the production or supply of goods or services or for administrative purposes.

Judgement is made on an individual property basis to determine whether ancillary services are so significant that a property does not qualify as investment property.

6.	SEGMENT INFORMATION

Business segments

The following tables present revenue, profit and expenditure information for the Group’s business segments for the six months ended 30 June 2007 and 2006.

For the six months ended 30 June 2007	Electronic parts and components	Computer	Property investment	Others	Eliminations	Consolidated
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Segment revenue:
Sales to external customers	9,618,623	600,559	46,802	305,300	—	10,571,284
Other income and gains	37,597	3,630	—	3,624	—	44,851
Intersegment sales	153,060	14,487	15,912	—	(183,459)	—

Total	9,809,280	618,676	62,714	308,924	(183,459)	10,616,135

Segment results	159,750	2,603	46,921	(17,014)	(11,687)	180,573

Interest and dividend income and unallocated gains						105,390
Corporate and other unallocated expenses						(54,944)
Finance costs						(20,030)
Share of profits and losses of associates	5,634	1,528	—	(649)	(13,690)	(7,177)
Loss on share reforms of subsidiaries	—	—	—	—	—	—
Gain on disposal of available-for-sale investments	434,365	—	—	—	—	434,365

Profit before tax						638,177
Tax						(73,465)

Profit for the period						564,712

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

For the six months ended 30 June 2006	Electronic parts and components	Computer	Property investment	Others	Eliminations	Consolidated
	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000
Segment revenue:
Sales to external customers	7,534,378	637,732	38,714	451,568	—	8,662,392
Other income and gains	6,247	6,226	—	3,331	—	15,804
Intersegment sales	174,832	—	17,386	—	(192,218)	—

Total	7,715,457	643,958	56,100	454,899	(192,218)	8,678,196

Segment results	236,590	(16,548)	36,178	(1,564)	353	255,009

Interest and dividend income and unallocated gains						47,108
Corporate and other unallocated expenses						(5,088)
Finance costs						(7,431)
Share of profits and losses of associates	1,318	(8,986)	—	(17,994)	—	(25,662)
Loss on share reforms of subsidiaries	(194,209)	(232,427)	—	—	—	(426,636)
Gain on disposal of available-for-sale investments	—	—	—	—	—	—

Loss before tax						(162,700)
Tax						(26,514)

Loss for the period						(189,214)

7.	OTHER INCOME AND GAINS

	For the six months ended 30 June
	2007	2006
	(Unaudited)	(Unaudited)
	RMB’000	RMB’000
Royalty income	8,570	—
Interest income	47,869	22,976
Dividend income from unlisted investments	57,521	24,126
Government grants	5,209	2,360
Sale of scrap materials	23,666	6,072
Others	7,406	7,378

	150,241	62,912

8.	FINANCE COSTS

	For the six months ended 30 June
	2007	2006
	(Unaudited)	(Unaudited)
	RMB’000	RMB’000
Interest on bank loans, wholly repayable within five years	20,030	7,431

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

9.	PROFIT/(LOSS) BEFORE TAX

Profit/(loss) before tax was determined after charging/(crediting) the following:

		For the six months ended 30 June
		2007	2006
		(Unaudited)	(Unaudited)
	Note	RMB’000	RMB’000
Depreciation		163,717	149,657
Amortisation of intangible assets		1,140	563
Amortisation of prepaid land lease payments		1,248	1,134
Impairment of property, plant and equipment		3,004	26,008

Impairment of trade receivables		22,096	2,339
Impairment of loans to an associate		50,000	—
Write-down of inventories to net realisable value		7,019	1,530
Reversal of inventories provision		(6,711)	(10,241)
Interest income	7	(47,869)	(22,976)
Dividend income from unlisted investments	7	(57,521)	(24,126)
Gain on disposal of property, plant and equipment		(403)	614
Gain on disposal of available-for-sale investments	17	(434,365)	—
Loss on share reform of subsidiaries		—	426,636

10.	TAX

	For the six months ended 30 June
	2007	2006
	(Unaudited)	(Unaudited)
	RMB’000	RMB’000
Current – Hong Kong profits tax	3,358	4,906
Current – PRC corporate income tax	66,643	21,608
Deferred	3,464	—

Total tax charge for the period	73,465	26,514

Taxation in the Mainland China is calculated at the rate prevailing in the Mainland China. Some of the subsidiaries of the Group were approved to be high technology enterprises and income tax is calculated at a rate of 15% (six months ended 30 June 2006: 15%) of the estimated assessable profit for the period.

Certain subsidiaries operating in the Mainland China are entitled to exemptions from Mainland China income tax for the two years commencing from its first profit-making year of operation and thereafter, entitled to a 50% relief from Mainland China income tax for the next three years.

Hong Kong profits tax is calculated at a rate of 17.5% (six months ended 30 June 2006: 17.5%) of the estimated assessable profit for the period.

11.	EARNINGS/(LOSSES) PER SHARE

The calculation of basic earnings per share for the period is based on the profit attributable to equity holders of the parent of RMB263,861,000 (six months ended 30 June 2006: losses of RMB 293,137,000), and the weighted average number of 1,197,742,000 (six months ended 30 June 2006: 1,197,742,000) ordinary shares in issue during the period.

No diluted earnings/(losses) per share have been presented because there was no dilutive potential ordinary share in existence during the six months ended 30 June 2007 and 2006.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

12.	DIVIDEND

The Board does not recommend the payment of an interim dividend to shareholders in respect of the six months ended 30 June 2007 (six months ended 30 June 2006: Nil).

13.	PROPERTY, PLANT AND EQUIPMENT

During the period, the Group spent an aggregate amount of RMB315,411,000(six months ended 30 June 2006: RMB273,076,000 ) on additions to property, plant and equipment.

At 30 June 2007, the directors considered the carrying amount of the Group’s leasehold buildings carried at revalued amounts and estimated that the carrying amounts do not differ significantly from that which would be determined using fair values at the balance sheet date. Consequently, no revaluation surplus or deficit has been recognised in the current period.

14.	INVESTMENT PROPERTIES

At 30 June 2007, the directors considered the carrying amount of the Group’s investment properties and estimated that the carrying amounts do not differ significantly from that which would be determined using fair value at the balance sheet date. Consequently, no revaluation surplus or deficit has been recognised in the current period.

15.	TRADE AND BILLS RECEIVABLES

The Group’s trading terms with its customers are mainly on credit, except for new customers, where payment in advance is normally required. The credit period is generally for a period of three months, extending up six months for major customers. Each customer has a maximum credit limit. The Group seeks to maintain strict control over its outstanding receivables and has a credit control department to minimize credit risk. Overdue balances are reviewed regularly by senior management. In view of the aforementioned and the fact that the Group’s trade receivables relate to a large number of diversified customers, there is no significant concentration of credit risk. Trade receivables are non-interest-bearing.

An aged analysis of the trade and bills receivables as at the balance sheet date, based on the invoice date, is as follows:

	30 June 2007	31 December 2006
	(Unaudited)	(Audited)
	RMB’000	RMB’000
Current to 90 days	1,994,698	1,815,949
91 – 180 days	134,665	77,521
181 to 365 days	18,172	59,702
Over 365 days	42,387	24,500

	2,189,922	1,977,672

The carrying amount of trade and bills receivables approximates to their fair value.

16.	TRADE AND BILLS PAYABLES

	30 June 2007	31 December 2006
	(Unaudited)	(Audited)
	RMB’000	RMB’000
Within 90 days	2,025,673	2,046,712
91 to 180 days	196,103	143,340
181 to 365 days	133,319	7,114
Over 365 days	31,506	37,128

	2,386,601	2,234,294

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

The trade and bills payables are non-interest-bearing and are normally settled on terms of 30 to 90 days. The carrying amount of trade and bills payables approximates to their fair value.

17.	GAIN ON DISPOSAL OF AVAILABLE-FOR-SALE INVESTMENTS

Shenzhen Kaifa Technology Co., Ltd. (“Great Wall Kaifa”), a subsidiary of the Company, has disposed 12,133,614 tradable shares of CITIC Securities Co., Ltd (“CITIC”) (a company whose shares are listed and traded on the Shanghai Stock Exchange in the PRC) on the Shanghai Stock Exchange for the six months ended 30 June 2007. The gain on disposal of shares in CITIC is RMB432,560,000. Great Wall Kaifa has also disposed tradable shares of other PRC listed companies with gain of RMB1,805,000 for the period.

18.	RELATED PARTY TRANSACTIONS

(a)	In addition to the transactions detailed elsewhere in these financial statements, the Group had the following material transactions with related parties during the period:

			For the six months ended 30 June
			2007	2006
			(Unaudited)	(Unaudited)
	Notes		RMB’000	RMB’000
Intermediate holding company:
License fees	(i	)	1,372	—
Associates:
Sale of products	(ii	)	102,025	2,003,520
Purchase of components and parts	(iii	)	307,569	294,176
Rental income	(iv	)	27,566	28,915
Royalty income	(v	)	2,794	—
Management fee			5,776	—
Processing fee income			7,750	—
Interest income	(vi	)	13,994	—

Fellow subsidiaries:
Sale of products	(ii	)	7,513	12,526
Purchases of components and parts	(iii	)	291,526	165,339
Rental income	(iv	)	8,053	—

Notes:

(i)	The license fee paid to the intermediate holding company was based on a rate of 1.5% of the revenue from the products under the brand of “Great Wall”.

(ii)	The sales to the associates and the fellow subsidiaries were made accordingly to the published prices and conditions offered to the major customers of the Group.

(iii)	The purchases from the associates and the fellow subsidiaries were made according to the published prices and conditions offered by the associates and the fellow subsidiaries to their major customers.

(iv)	The rental income from the property leased to the associates and the fellow subsidiaries were made according to the market rate offered to the third parties.

(v)	The royalty income from the associates arose from the sales of Pathfinder Hard Disk Unit in a rate of US$1.01 per unit from 1 January 2007 to 30 June 2007 .

(vi)	The interest income from the associates was based on interest rates of 5.58% to 6.12% per annum on the loans to the associates.

APPENDIX I	FINANCIAL INFORMATION OF THE GROUP

(b)	Outstanding balances with related parties:

(i)	As disclosed in the condensed consolidated balance sheet, the Group had outstanding other payables to its intermediate holding company of RMB3,149,000 (2006: RMB1,364,000), as at the balance sheet date. The amount was unsecured, interest-free and have no fixed terms of repayment.

(ii)	As disclosed in the condensed consolidated balance sheet, the Group had outstanding trade receivables from and trade payables to the associates of RMB33,540,000 (2006: RMB60,915,000) and RMB41,160,000 (2006: RMB69,422,000), respectively, as at the balance sheet date. They are repayable on similar credit term to those offered to the major customers of the Group and those offered by associates to their major customers.

(iii)	As disclosed in the condensed consolidated balance sheet, the Group had outstanding receivables and other payables to the fellow subsidiaries of RMB3,569,000 (2006: RMB1,675,000) and RMB30,411,000 (2006: RMB2,294,000), respectively, as at the balance sheet date. The other payables are unsecured, interest-free and have no fixed terms of repayment.

19.	CAPITAL COMMITMENTS

At the balance sheet date, the Group had the following capital commitments:

	30 June 2007	31 December 2006
	(Unaudited)	(Audited)
	RMB’000	RMB’000
Contracted, but not provided for:
Land and buildings	77,521	—
Plant and machinery	33,106	20,989

	110,627	20,989

20.	CONTINGENT LIABILITIES

At the balance sheet date, contingent liabilities not provided for in the condensed interim financial statements were as follows:

	30 June 2007	31 December 2006
	(Unaudited)	(Audited)
	RMB’000	RMB’000
Guarantees given to banks in connection with facilities granted to:
Associates	450,000	470,000
Third parties	93,191	153,098

	543,191	623,098

21.	PLEDGE OF ASSETS

None of the Group’s bank loans outstanding as at 30 June 2007 were secured by any of the Group’s assets (31

December 2006: RMB12,751,000).

22.	COMPARATIVE AMOUNTS

Certain comparative amounts have been reclassified to conform with the current period’s presentation and accounting treatment.

23.	APPROVAL OF THE INTERIM FINANCIAL REPORT

These condensed interim financial statements were approved and authorised for issue by the Board on 21 August

2007.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

AUDITED FINANCIAL INFORMATION (reproduced from Iomega Group’s audited consolidated financial statements for the three years ended 31 December 2006, 2005 and 2004)

Set out below are the audited consolidated profit and loss accounts, consolidated company balance sheets, consolidated company statements of changes in equity and consolidated statement of cash flows which in each case contain the relevant figures for the three years ended 31 December 2006, 2005 and 2004. The financial statements have been prepared in accordance with IFRS. As at the Latest Practicable Date, the Company has insufficient information to assess the accuracy of the financial statements and compliance thereof with IFRS and accordingly, the Company takes no responsibility for their contents, other than in respect of their being correctly and fairly reproduced and presented.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

INDEPENDENT AUDITORS’ REPORT

We have audited the accompanying consolidated balance sheets of Iomega Corporation and subsidiaries as of December 31, 2006, 2005 and 2004 and related consolidated income statements, statements of changes in shareholders’ equity and cash flow statements for each of the three years in the period ended December 31, 2006, prepared on the basis of International Financial Reporting Standards. These consolidated financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with international standards of auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Iomega Corporation and subsidiaries at December 31, 2006, 2005 and 2004 and the results of their operations and their cash flows for the years then ended in conformity with International Financial Reporting Standards.

Costa Mesa, California

November 4, 2007

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

		Year ended 31 December
		2006	2005	2004
	Notes	US$’000	US$’000	US$’000
Revenue		224,736	261,415	327,712

Net impairment charges		—	—	(4,402)

Cost of sales		(180,950)	(207,525)	(251,162)

Gross profit		43,786	53,890	72,148

Selling, general and administrative		(41,391)	(60,535)	(89,804)

Research and development		(7,678)	(6,498)	(12,049)

Goodwill impairment charges		(8,728)	—	—

Restructuring reversals/(charges)		(3,525)	(6,940)	(4,722)

Total operating expenses		(61,322)	(73,973)	(106,575)

Loss from operations	4	(17,536)	(20,083)	(34,427)

Finance income	5	2,848	2,375	1,564
Finance cost	6	(35)	(327)	(385)
Other income/(expense)		1,052	(1,644)	2,575
Licence fee and patent fee income		1 ,085	1,301	10,599

Profit/(loss) from continuing operations before income taxes		(12,586)	(18,378)	(20,074)

(Provision)/benefit for income taxes	8	1,842	1,206	(4,716)

Loss from continuing operations		(10,744)		(17,172)

(24,790) Gain on sale of ByteTaxi Inc, net of taxes		272	1,158	—
Losses from discontinued operations, net of taxes	9	—	(228)	—

Total discontinued operations		272	930	—

Net loss		(10,472)	(16,242)	(24,790)

Net loss per basic and diluted common share	11
Continuing		(0.20)	(0.33)	(0.48)
Discontinued		0.01	0.02	—

All recognized gains and losses are included in the consolidated income statement.

The notes on pages 112 to 132 form part of these consolidated financial statements.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

		Year ended 31 December
		2006	2005	2004
	Notes	US$’000	US$’000	US$’000
ASSETS

Current assets
Inventories	15	42,593	27,532	31,345

Trade and other receivables	16	33,819	33,851	37,809
Short-term investments	17	11,443	24,800	17,406
Cash and cash equivalents		56,705	71,199	103,403

Total current assets		144,560	157,382	189,963

Non current assets
Intangible assets	12	35,274	32,338	26,534
Property, plant & equipment	13	6,553	8,311	13,563
Other assets	14	60	66	127
Deferred tax asset	8	14,079	23,673	39,281

Total non current assets		55,966	64,388	79,505

Total assets		200,526	221,770	269,468

LIABILITIES AND EQUITY

Current liabilities
Trade and other payables	18	64,771	70,483	84,960
Income taxes payable		454	310	664

Total current liabilities		65,225	70,793	85,624

Non-current liabilities
Deferred income taxes	8	21,339	35,302	52,108
Other liabilities		—	—	721

Total non current liabilities		21,339	35,302	52,829

Total liabilities		86,564	106,095	138,453

Total net assets		113,962	115,675	131,015

Shareholders’ equity
Share capital	19	1,846	1,839	1,837
Additional paid-in-capital		60,236	79,613	78,713
Retained earnings		57,542	68,014	84,256
Treasury shares		(5,662)	(33,791)	(33,791)

Total shareholders’ equity		113,962	115,675	131,015

The notes on pages 112 to 132 form part of these consolidated financial statements.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

	Common shares	Additional paid in capital	Treasury shares	Retained earnings	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
Balance as at 1 January 2004	1,834	77,120	(33,791)	100,018	145,181

Shares issued	3	471	—	—	474

Share compensation expense	—	1,122	—	—	1,122

Prior year adjustment – reversal of tax contingency	—	—	—	9,028	9,028

Loss for the year ended 31 December 2004	—	—	—	(24,790)	(24,790)

Balance as at 31 December 2004	1,837	78,713	(33,791)	84,256	131,015

Shares issued	2	132	—	—	134

Share compensation expense	—	768	—	—	768

Loss for the year ended 31 December 2005	—	—	—	(16,242)	(16,242)

Balance as at 31 December 2005	1,839	79,613	(33,791)	68,014	115,675

Shares issued	7	444	—	—	451

CSCI share issue	—	(20,528)	28,129	—	7,601

Share compensation expense	—	707	—	—	707

Loss for the year ended 31 December 2006	—	—	—	(10,472)	(10,472)

Balance as at 31 December 2006	1,846	60,236	(5,662)	57,542	113,962

The notes on pages 112 to 132 form part of these consolidated financial statements.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

		Year ended 31 December
		2006	2005	2004
	Note	US$’000	US$’000	US$’000
Operating activities
Cash generated from operations	20	(16,479)	(16,515)	(24,508)
Corporation tax paid		(2,558)	(1,165)	1,426
Finance income		2,848	2,375	1,564
Finance costs		(35)	(327)	(385)

		(16,224)	(15,632)	(21,903)

Investing activities
Purchase of property, plant and equipment		(1,906)	(1,421)	(10,695)
Sale of property, plant and equipment		272	1,708	2,589
Purchase of CSCI		(4,339)	—	—
Purchase of Byte Taxi Inc		—	(44)	—
Sale of Byte Taxi Inc		446	2,290	—
Purchase of investments		(17,080)	(41,266)	(221,544)
Sale of investments		30,856	33,914	250,238
Purchase of intangible assets		(6,970)	(11,822)	(18,424)

		1,279	(16,641)	2,164

Financing activities
Issue of common shares		451	69	351

		451	69	351

Net increase/(decrease) in cash and cash equivalents		(14,494)	(32,204)	(19,388)

Reconciliation of net cash flow to movement in net funds
		Year ended 31 December
		2006	2005	2004
	Note	US$’000	US$’000	US$’000
Net increase/(decrease) in cash and cash equivalents		(14,494)	(32,204)	(19,388)
Net funds at the beginning of the financial year		71,199	103,403	122,791

Net funds at the end of the financial period	21	56,705	71,199	103,403

The notes on pages 112 to 132 form part of these consolidated financial statements.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Accounting Policies

1.	Nature of business

The principal activity of the Iomega Corporation and subsidiaries (“Iomega Corporation” or “Company”) is the design and marketing of products that help customers protect, secure, capture and share their valuable digital information. Principal products include magnetic drives and disks marketed under the REV® and Zip® trademarks, portable, desktop, minimax and network hard disk drives (“HDD”) and Networked Attached Storage (NAS) servers. OfficeScreen® services, Iomega’s managed security services for small and medium business (“SMBs”), features industry-leading firewall/VPN (virtual private network), SSL (secure socket layer) VPN and IPSec bundles that create secure wide area networks that connect remote offices and workers to applications and data at their company’s headquarters, while countering security threats from hackers, worms and viruses across a company’s entire network. The Company also sells optical drives marketed under the Iomega CD-RW and Iomega DVD rewritable trademarks and Iomega Micro MiniTM USB flash drives, Iomega Floppy USB drives and various software titles.

2.	Basis of presentation

The financial information is based on the published audited consolidated financial statements of Iomega Corporation for the years ended 31 December 2004, 2005 and 2006 adjusted to comply with International Financial Reporting Standards (‘IFRS’).

The consolidated financial statements are presented in US dollars since this is considered the functional currency of the Company.

At the date of authorization of the financial information there were Standards and Interpretations, which have not been applied in the financial information, that were in issue but not yet effective. The Directors anticipate that the adoption of these Standards and Interpretations in future periods will have no material impact on the consolidated financial statements of the Company, except for additional disclosures when the relevant Standards and Interpretations come into effect.

3.	Summary of significant accounting policies

Basis of accounting and consolidation

The financial information has been prepared under the historical cost convention and in accordance with IFRS.

The consolidated financial statements include the accounts of Iomega Corporation and its wholly owned subsidiaries after elimination of all material intercompany accounts and transactions. All entities have been consolidated.

Pervasiveness of estimates

The preparation of financial statements in conformity with accounting principles generally accepted under IFRS requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting periods. Areas where significant judgments occur include, but are not limited to, revenue recognition, price protection and rebate reserves, inventory valuation reserves, accrued excess purchase commitments, tax contingencies, and impairment of goodwill. Actual results could differ materially from these estimates. Approximate amounts included in the consolidated balance sheets are shown in the consolidated financial statements and as follows:

	2006	2005	2004
	US$000	US$000	US$ 000
Price protection/rebate reserve	9,200	11,400	16,000
Inventory valuation reserve	1,200	6,200	7,300
Excess purchase commitments	4,000	3,400	2,800
Tax contingencies	4,300	4,200	4,600

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Revenue recognition

Sales of goods, less reserves for estimated returns, are generally recognized upon shipment and passage of title to the customer.

The Company bundles various extended service plans with selected NAS servers and sells additional NAS and REV extended service plans on a stand-alone basis. The service periods of the extended service plans are up to five years, with the vast majority of the plans being for three years. Sales are deferred on extended service plans and revenue recognised rateably over the respective life of the service plan at the earlier of the extended service plan being registered with the Company by the end-user or three months after the service plan was sold into the channel. The bundled extended service plans are deferred based on the stand-alone sales price. The related costs of servicing these plans are expensed as incurred as the Company is charged per service call, thus there is no deferral of cost associated with the extended service plans.

The Company also sells software that is embedded or bundled with some other drive products, as well as some software titles that are downloaded from the Company’s website. Sales from the software embedded or bundled with drive products, less reserves for estimated returns, are recognized upon shipment to the customer. Sales from software that is downloaded from the Company’s website are recognized at the time of the download. Software sales are immaterial.

With the acquisition of CSCI, Inc. (“CSCI”), multiple year service contracts are sold to customers for managed services. The majority of the contracts are billed monthly so it is not necessary to defer sales. To the extent that revenue is billed in advance of the service, revenue is deferred and recognized ratably over the service period of the contract.

License and patent fee income

License and patent fee income is recognized in accordance with the substance of the agreement. If no further obligations are identified the sale is recognized immediately. If future obligations are identified revenue is recognized over the relevant period. Royalties are recognized when they become due under the terms of the agreement.

Foreign currency translation

For purposes of consolidating non-U.S. operations, the Company’s functional currency for non-U.S. operations is the U.S. dollar. Therefore, translation gains and losses are included in the determination of income.

Financial instruments

Financial assets and liabilities are recognized in the Company’s consolidated balance sheet when the Company has become a party to the contractual provisions of the instrument.

Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into. An equity instrument is any contract that creates a residual interest in the assets of the Company.

Equity instruments issued by the Company are recorded at the value of the proceeds received for the instruments, less direct issue costs.

The book value of all financial instruments approximates fair value. The Company considers cash equivalents, temporary investments and foreign exchange contracts to be financial instruments and the estimated fair values for these instruments have been determined using appropriate market information. The Company also considers accounts payable and trade receivables to be financial instruments and the carrying value of these instruments approximates their fair values because of the short-term maturities of these items.

Forward exchange contracts

The Company is exposed to various foreign currency exchange rate risks that arise in the normal course of business. The Company’s functional currency is the U.S. dollar. The Company has international operations resulting in receipts and payments in currencies that differ from the functional currency. The Company attempts to reduce foreign currency exchange rate risks by utilizing financial instruments, including derivative transactions pursuant to its policies.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Forward contracts are used to hedge those net assets and liabilities that impact the consolidated income statements. All forward contracts entered into are components of hedging programs and are entered into for the sole purpose of hedging an existing exposure or anticipated currency exposure, not for speculation or trading purposes. The forward contracts are in European currencies. Contracts are entered into throughout the month as necessary. These contracts normally have maturities that do not exceed 40 days.

When hedging balance sheet exposures, all gains and losses on forward contracts are recognized in “other income (expense), net” in the Company’s consolidated income statements in the same period that the gains and losses on remeasurement of the foreign currency denominated assets and liabilities occur. All gains and losses related to foreign exchange contracts are included in cash flows from operating activities in the Company’s consolidated statements of cash flows.

Cash and cash equivalents

For the purposes of the Company’s consolidated statements of cash flows, cash and cash equivalents include all marketable securities with maturities of three or fewer months when purchased.

Temporary investments

Investments purchased with maturities in excess of three months are classified as temporary investments. None of the Company’s temporary investments have an effective maturity greater than 24 months and at 31 December 2006, 2005 and 2004, the average duration of temporary investments was less than 18 months. The Company seeks to minimize credit risk associated with temporary investments by purchasing investment grade, liquid securities. All temporary investments are classified as available-for-sale securities.

Inventories

Inventories include material costs and inventory related overhead costs and are recorded at the lower of cost (first-in, first-out) or market value.

The carrying value of inventory is evaluated on a quarterly basis to determine if it is recoverable at estimated selling prices (including known future price decreases). Product costs and direct selling expenses are included in the analysis of inventory realization. To the extent that estimated selling prices do not exceed such costs and expenses, valuation reserves are established against inventories through a charge to cost of sales. In addition, inventory which is not expected to be sold within established timelines, as forecasted by material requirements planning system, is considered as excess and thus appropriate inventory reserves are established through a charge to cost of sales.

Property, plant and equipment

Property, plant and equipment are recorded at cost and major improvements are capitalized. When property is retired or otherwise disposed of, the book value of the property is removed from the fixed assets as well as the related accumulated depreciation and amortization accounts; and the net resulting gain or loss is included in “net impairment charges”, “cost of sales”, “research and development” or “selling, general and administrative” in the consolidated income statements depending on the nature of the asset. Depreciation is included in cost of goods sold, research and development or selling, general and administrative expenses depending on the nature of the asset and is expensed based on the straight-line method over the following estimated useful lives of the property.

Plant and Machinery	2 – 5 years
Leasehold improvements	5 years
Fixtures, fittings and equipment	10 years

Fixed asset reserves are established for those assets that are considered impaired or if a commitment has been made for the removal of a fixed asset. These reserves are included with “accumulated depreciation and amortization” in the consolidated balance sheets.

The carrying amounts of fixed assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment is recognized when estimated expected future cash flows (undiscounted and without interest charges) are less than the carrying amount of the asset.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Business combinations and goodwill

Business combinations are accounted for under the acquisition method and any goodwill recognized is capitalized. Goodwill is not amortized but is considered for impairment at least every year at the cash generating unit level. A cash generating unit is the smallest group of assets for which cash inflows are generated. These are identified as the product lines in the case of goodwill recognized by the Company.

Any contingent consideration applicable on acquisitions is recognized when it falls due.

Other intangible assets

Intangible assets are amortized using the straight-line method, the best estimate of the pattern of economic benefit, over the estimated useful life of the assets and are subject to periodic review for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Amortization of intangible assets is shown in selling, general and administrative expenses in the consolidated income statements.

As of 31 December 2006, the Company had other intangible assets of approximately $1.0 million, which include the OfficeScreen Trade name and technology, and customer and vendor relationships obtained through the CSCI acquisition. The remaining estimated useful lives for our other intangible assets are approximately 4.6 years for the OfficeScreen technology and customer and vendor relationships and approximately 9.6 years for the OfficeScreen Trade name.

Internally generated intangible assets – research and development expenditure

Research costs are expensed as incurred.

Development costs are capitalized only if all of the conditions under IAS38 are satisfied. Only expenditures which are directly attributable to the development of the intangible asset have been capitalized.

Internally generated intangible assets are amortized on a straight line basis over their useful lives from the point the asset is available for use. This is considered to be 5 years.

Where no internally generated asset can be recognized, development expenditure is recognized as an expense in the period in which it is incurred.

In accordance with paragraph 57 (f) of IAS38, development costs prior to 2004 have not been capitalized as sufficient reliable evidence is not available.

Share compensation expense

The fair value of employee services received in exchange for the grant of options or shares is recognised as an expense.

Valuation and Amortization. The Company use the Black-Scholes option-pricing model to estimate the fair value of each option grant on the date of grant or modification. The total amounts to be expensed rateably over the vesting period is determined by reference to the fair value of the options or shares determined at the grant date.

Expected Term. The expected term is the period of time that granted options are expected to be outstanding. The Company estimates the expected term based on historical patterns of option exercises, which it believes reflect future exercise behavior.

Expected Volatility. The Company calculates volatility by using the historical share prices going back over the estimated life of the option.

Risk-Free Interest Rate. The Company bases the risk-free interest rate used in the Black-Scholes option-valuation model on the market yield in effect at the time of option grant provided from the Federal Reserve Board’s Statistical Releases and Historical Publications from the Treasury constant maturities rates for the equivalent remaining terms.

Dividends. The Company has no plans to pay cash dividends in the future. Therefore, an expected dividend yield of zero is used in the Black-Scholes option-valuation model.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Forfeitures. The Company is required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. Historical data is used to estimate pre-vesting option forfeitures and record share-based compensation expense only for those awards that are expected to vest. In calculating the forfeiture rates,the Company has excluded options that were significantly out of the money, primarily because they relate to older, fully vested awards.

The following assumptions have been used to estimate the fair value of options granted in the respective periods:

	Year ended 31 December
	2006	2005	2004
Average expected term (years)	3.90	3.40	3.40
Expected volatility (%)	42	44	48
Risk free interest rate (%)	4.60	3.99	3.23
Dividend yield	0	0	0
Forfeiture rate (%)	27	18	18

Income taxes

Liabilities or assets are recognised for the deferred tax consequences of temporary differences between the tax bases of assets or liabilities and their reported amounts in the consolidated financial statements. These temporary differences will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. A deferred tax asset is only recognized if it is probable it will be realized.

Trade payables

Trade payables are stated at their nominal value less any discount or rebate received.

Trade receivables

Trade receivables are stated at their nominal value less any provision for doubtful debts, trade rebates and other provisions.

Provisions

Provisions are recognized when the Company has a present obligation as a result of a past event from which it is likely that an outflow of economic benefit will occur which can be reasonably quantified.

Operating leases

Rentals payable under operating leases are charged to the income statement, as incurred, over the lease term.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Notes to consolidated financial statements

4. Loss from operations is stated after charging/(crediting):
	2006	2005	2004
	US$’000	US$’000	US$’000
Exchange losses/(gains)	(513)	1,180	1,126
Depreciation on property, plant and equipment	3,762	5,262	6,657
Amortization	6,522	5,733	3,454
Impairment	8,728	—	8,960
Operating lease rentals	2,300	3,200	4,100
Auditor’s remuneration	832	788	792

5. Finance income

	2006	2005	2004
	US$’000	US$’000	US$’000
Interest	2,848	2,375	1,564

6. Finance cost

	2006	2005	2004
	US$’000	US$’000	US$’000
Bank and other interest	35	327	385

7. Directors and employees

	2006	2005	2004
	US$’000	US$’000	US$’000
Staff costs for the financial year:

Wages and salaries	31,909	40,608	59,586
Social security costs	1,644	2,315	3,132
Pension costs	600	1,000	1,400

	34,153	43,923	64,118

The average number of persons (on a full-time equivalent basis) employed by the Company during the following periods were:

	2006	2005	2004
	Number	Number	Number
	253	291	462

	2006	2005	2004
	US$’000	US$’000	US$’000
Directors’ emoluments	3,510	1,387	2,332

The directors have identified an average of 3 (2006 – 4, 2005 – 3, 2004 – 3) key management personnel whose compensation was as follows:

	2006	2005	2004
	US$’000	US$’000	US$’000
Salaries and benefits	3,052	971	1,949

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

8.	Taxation

The benefit (provision) for income taxes consisted of the following:

	Years Ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Current income taxes:
U. S. State	59	—	(878)
Non-U.S.	(2,727)	(933)	(1,546)

	(2,668)	(933)	(2,424)

Deferred income taxes:
U. S. Federal	3,792	—	—
U. S. State	(155)	842	1,326
Non-U.S.	(5,401)	1,297	(3,618)
Benefit of previously unrecognized tax attributes	6,274	—	—

	4,510	2,139	(2,292)

Benefit (provision) for income taxes	1,842	1,206	(4,716)

The differences between the benefit (provision) for income taxes from continuing operations at the U.S. statutory rate and the actual benefit (provision) recorded by us are summarized as follows:

	2006	2005	2004
	US$’000	US$’000	US$’000
Benefit at U.S. statutory rate	3,986	8,620	11,100
Permanent book to tax adjustment items	(26)	(47)	(139)
State income taxes, net of federal effect	(205)	1,042	1,269
Foreign income taxes	1,006	863	(9,273)
Reversal of permanently invested earnings	(1,595)	(660)	—
Foreign tax credits	1,657	(255)	9,273
Research credits	36	108	646
True-up to deferred tax assets	(434)	(472)	—
True-up to taxes payable	11	—	—
(Increase)/release of foreign tax accruals	(492)	327	3,014
Increase in state NOL deferred tax assets resulting from completion of IRS audit	—	—	1,009
Expired foreign NOLs	(8,406)	—	(446)
Other	30	(13)	62
Benefit of previously unrecognized tax attributes	6,274	—	—
Deferred tax assets where realizability is not probable	—	(8,307)	(21,231)

Benefit/(provision) for income taxes	1,842	1,206	(4,716)

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

NOL(s) = Net operating loss carryforward

In 2006 we recorded a $6.3 million net benefit from previously unrecognized tax attributes. There was a $15.9 million benefit related to realization of NOLS, credit carryforwards, and other deferred assets, netted against a $9.6 million provision related to unrepatriated foreign earnings.

In 2004 and 2005 we generated $21.1 million and $8.4 million respectively of net tax attributes that were not recognized because realizability was not probable. These primarily related to tax loss and credit carryforwards.

We have recorded tax contingencies related to items in various countries, which are included in “tax contingency reserves” and in “deferred income taxes” in our consolidated balance sheets. These reserve balances will be adjusted to the extent that these items are settled for amounts different than the amounts recorded. The amount included in “tax contingency reserves” at December 31, 2006, 2005 and 2004 related to such tax contingencies was $4.3 million, $4.2 million and $4.6 million, respectively. We reversed tax contingencies of $9.0 million in 2004 to retained earnings related to foreign tax contingencies. We recorded tax contingencies of $0.2 million in 2006 to the “benefit (provision) for income taxes” to accrue interest on foreign contingencies. We reversed tax contingencies of $0.2 million in 2005 to the “benefit (provision) for income taxes”, due to the completion of a tax authority exam without adjustment.

Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities. They are measured by applying the enacted tax rates and laws in effect for the years in which such differences are expected to reverse. We do not represent that foreign earnings are permanently reinvested and accordingly have provided U.S. taxes on these earnings. The significant components of our deferred tax assets and liabilities are as follows:

	31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Deferred tax assets (liabilities):
Deferred tax assets:
Trade receivable reserves	942	1,393	2,415
Inventory reserves	98	817	1,519
Accrued expense reserves	1,697	3,298	5,739
Fixed asset reserves	110	253	2,273
Tax credit carryforwards	—	—	1,562
Accelerated depreciation and amortization	4,268	4,739	4,034
U.S. and foreign loss carryforwards	5,189	11,669	20,504
Other	1,775	1,504	1,235

Total deferred tax assets	14,079	23,673	39,281

Deferred tax liabilities:
Tax on unremitted foreign earnings	(20,088)	(30,742)	(47,451)
Purchased goodwill	(1,251)	(4,560)	(4,657)

Total deferred tax liabilities	(21,339)	(35,302)	(52,108)

Net deferred tax liabilities	(7,260)	(11,629)	(12,827)

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

The following are the tax effected tax attributes for which no deferred tax assets are recognized at the balance sheet date (because realizability is not deemed to be probable):

	31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Temporary differences (primarily trade receivables and accrued expenses)	7,267	8,345	7,098
US. tax credit carryforwards (primarily foreign tax and research credits)	35,140	37,587	37,902
US and foreign loss carryforwards	4,989	7,737	—

Total	47,396	53,669	45,000

The expiration dates vary between 2007 and 2026

9.	Discontinued operations

The Byte Taxi losses from discontinued operations during 2005 and related taxes are as follows:

US$’000
Revenue	79

Sales and marketing costs	(44)
Research and development costs	(397)

Loss from operations	(362)
Other expenses	(6)

Loss before taxation	(368)
Tax benefit	140

Net loss	(228)

10.	Acquisition of CSCI Inc.

On 11 August 2006, the Company acquired all of the outstanding shares of CSCI in exchange for $4.5 million in cash (less certain closing costs paid by CSCI) and a total of 2,857,722 shares of Iomega Common shares (treasury shares) equivalent to $7.6 million.

The acquisition was recorded by allocating the cost of the assets acquired, including intangible assets and liabilities assumed, based on their fair values at the acquisition date. The excess of the cost of the acquisition over the net amounts assigned to the fair value of the assets acquired and the liabilities assumed was recorded as goodwill. Goodwill of $10.1 million was recorded, of which $8.8 million is deductible for tax purposes. The valuation of assets and liabilities has been determined and the purchase price was allocated as follows:

US$’000
Trade receivables	964
Other receivables	589
Inventories	86
Other current assets	7
Property, plant and equipment	81
Intangible assets	1,127
Goodwill	10,089
Accounts payable	(198)
Other liabilities	(805)

Total purchase price (net of cash acquired)	11,940

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Pro forma results

The following unaudited pro forma financial information presents the combined results of operations of the Company and CSCI, Inc. as if the acquisition had occurred at 1 January 2006 and 1 January 2005. The Company’s results for the year ended 31 December 2006 include the results of CSCI, Inc. from the acquisition date. The pro forma results presented below for the years ended 31 December 2006 and 31 December 2005 include the Company’s historical results and the historical results of CSCI, Inc. for the comparable periods prior to the acquisition on 11 August 2006. The unaudited pro forma financial information below is not intended to represent or be indicative of the consolidated results of operations or financial condition that would have been reported had the acquisition been completed as of the beginning of the periods presented and should not be taken as indicative of the future consolidated results of operations or financial condition. Pro forma adjustments are tax-effected at the statutory tax rate.

	Years ended 31 December
	2006	2005
	(unaudited)	(unaudited)
	US$’000	US$’000
Revenue	230,242	268,980

Net loss from continuing operations, (net of tax)	(12,671)	(18,378)

Net loss	(10,795)	(17,079)

Net loss per basic share	(0.20)	(0.33)

Net loss per diluted share	(0.20)	(0.33)

11.	Loss per share

	2006	2005	2004
	US$’000	US$’000	US$’000
Loss for period	(10,472)	(16,242)	(24,790)

Weighted average common shares	52,855	51,623	51,553

12.	Intangible assets

2006

	Development		Other	Total
	Goodwill	costs
	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2006	11,691	25,228	8,791	45,710
Additions	10,089	6,970	1,127	18,186
Impairment	(8,728)	—	—	(8,728)
Disposals	—	—	(8,791)	(8,791)

At 31 December 2006	13,052	32,198	1,127	46,377

Amortization
At 1 January 2006	—	5,277	8,095	13,372
Charge for the year	—	5,742	780	6,522
Disposals	—		(8,791)	(8,791)

At 31 December 2006	—	11,019	84	11,103

Net book value
As at 31 December 2006	13,052	21,179	1,043	35,274

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

During the year the Company impaired the goodwill relating to the Zip product line due to declining revenue and estimated future cash flows. Additions to goodwill are as a result of the CSCI acquisition detailed in note 10.

At the year ended 31 December 2006 goodwill associated with the Zip product line and CSCI acquisition were $2,963,000 and $10,089,000 respectively.

2005		Development
	Goodwill	costs	Other	Total
	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2005	11,691	13,772	11,791	37,254
Additions	—	11,456	366	11,822
Disposals	—	—	(3,366)	(3,366)

At 31 December 2005	11,691	25,228	8,791	45,710

Amortization
At 1 January 2005	—	1,377	9,343	10,720
Charge for the year	—	3,900	1,833	5,733
Disposals	—	—	(3,081)	(3,081)

At 31 December 2005	—	5,277	8,095	13,372

Net book value
As at 31 December 2005	11,691	19,951	696	32,338

At the year ended 31 December 2005 and 2004 goodwill associated with the Zip product line was $11,691,000

2004		Development
	Goodwill	costs	Other	Total
	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2004	11,691	—	11,791	23,482
Additions	—	18,424	—	18,424
Impairment	—	(4,652)	—	(4,652)

At 31 December 2004	11,691	13,772	11,791	37,254

Amortization
At 1 January 2004	—	—	7,266	7,266
Charge for the year	—	1,377	2,077	3,454

At 31 December 2004-	—	1,377	9,343	10,720

Net book value
As at 31 December 2004	11,691	12,395	2,448	26,534

As at 31 December 2003	11,691	—	4,525	16,216

Goodwill has been recognized on the Company’s Zip product line arising from the acquisition of Nomai during 1998. The goodwill is related to the enhancement of the product. During the year the Company disposed of its DCT project resulting in the associated development costs being impaired.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

13.	Property, plant and equipment

2006

	Leasehold improvements	Plant and machinery	Fixtures, fittings and equipment	Assets under construction	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2006	7,808	72,387	7,283	151	87,629
Additions	102	1,905	6	(48)	1,965
Disposals	(622)	(3,974)	(494)	—	(5,090)

At 31 December 2006	7,288	70,318	6,795	103	84,504

Depreciation
At 1 January 2006	6,807	65,962	6,549	—	79,318
Charge for the year	464	2,914	384	—	3,762
Disposals	(588)	(3,962)	(579)	—	(5,129)

At 31 December 2006	6,683	64,914	6,354	—	77,951

Net book value
As at 31 December 2006	605	5,404	441	103	6,553

2005

	Leasehold improvements	Plant and machinery	Fixtures, fittings and equipment	Assets under construction	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2005	11,094	102,093	10,245	4,964	128,396
Additions	276	1,122	28	(5)	1,421
Disposals	(3,562)	(30,828)	(2,990)	(4,808)	(42,188)

At 31 December 2005	7,808	72,387	7,283	151	87,629

Depreciation
At 1 January 2005	9,725	92,438	8,362	4,308	114,833
Charge for the year	595	4,098	569		5,262
Disposals	(3,513)	(30,574)	(2,382)	(4,308)	(40,777)

At 31 December 2005	6,807	65,962	6,549	—	79,318

Net book value
As at 31 December 2005	1 ,001	6,425	734	151	8,311

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

2004

	Leasehold improvements	Plant and machinery	Fixtures, fittings and equipment	Assets under construction	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
Cost
At 1 January 2004	11,015	107,865	12,634	4,691	136,205
Additions	152	10,270	—	273	10,695
Disposals	(73)	(16,042)	(2,389)	—	(18,504)

At 31 December 2004	11,094	102,093	10,245	4,964	128,396

Depreciation
At 1 January 2004	8,877	103,128	8,147	—	120,152
Charge for the year	833	4,818	1,006		6,657
Other – impairment	—	—	—	4,308	4,308
Disposals	15	(15,508)	(791)	—	(16,284)

At 31 December 2004	9,725	92,438	8,362	4,308	114,833

Net book value
As at 31 December 2004	1,369	9,655	1,883	656	13,563

As at 31 December 2003	2,138	4,737	4,487	4,691	16,053

14.	Other assets

	2006	2005	2004
	US$’000	US$’000	US$’000
Security deposits	60	66	127

15.	Inventories

	2006	2005	2004
	US$’000	US$’000	US$’000
Raw materials and consumables	1,891	1,942	461
Finished goods	40,702	25,590	30,884

	42,593	27,532	31,345

16.	Trade and other receivables

	2006	2005	2004
	US$’000	US$’000	US$’000
Trade receivables (net)	30,418	28,853	30,764
Prepayments and other receivables	3,401	4,998	7,045

	33,819	33,851	37,809

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

17.	Short term investments

	2006	2005	2004
	US$’000	US$’000	US$’000
U.S treasuries	7,739	17,099	7,471
U.S. agencies	—	1,002	4,200
Certificates of deposit	—	1,000	2,995
Corporate obligations	3,704	5,699	2,740

	11,443	24,800	17,406

18.	Trade and other payables

	2006	2005	2004
	US$’000	US$’000	US$’000
Trade payables	35,105	35,500	35,166
Accruals	29,666	34,983	49,794

	64,771	70,483	84,960

Included in accruals the Company currently has restructuring reserves under five different restructuring actions: the 2006 restructuring actions, the 2005 restructuring actions, the 2004 restructuring actions, the 2003 restructuring actions and the 2001 restructuring actions. The following table summarizes the reserve balances related to each of these restructuring actions.

	Year ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Other current liabilities:
2001 restructuring actions	1,366	1,434	2,205
2003 restructuring actions	6	887	742
2004 restructuring actions	77	346	2,134
2005 restructuring actions	219	1,742	—
2006 restructuring actions	205	—	—

Fixed asset reserves:
2001 restructuring actions	—	74	168
2003 restructuring actions	114	117	192
2004 restructuring actions	—	145	346
2005 restructuring actions	131	259	—

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

The detail of the 2001, 2003, 2004, 2005 and 2006 restructuring actions and an update of the current status of each of these actions follow below.

As of 31 December 2006, activity in restructuring reserves is summarized as follows:

	Utilised
	Balance at 01.01.06	Cash	Non-cash	Additions/ reversals	Balance at 31.12.06
2001 restructuring
Lease termination costs	1,434	(947)	—	879	1,366
Other	74	—	(72)	(2)	—

	1,508	(947)	(72)	877	1,366

2003 restructuring
Severance and benefits	2	—	—	(2)	—
Lease termination costs	885	(879)	—	—	6
Other	117	—	(3)	—	114

	1,004	(879)	(3)	(2)	120

2004 restructuring
Severance and benefits	—	(14)	—	14	—
Lease termination costs	346	(194)	—	(75)	77
Other	145	—	—	(145)	—

	491	(208)	—	(206)	77

2005 restructuring
Severance and benefits	1,395	(1,066)	—	(289)	40
Lease termination costs	347	(318)	—	150	179
Other	259	—	(130)	2	131

	2,001	(1,384)	(130)	(137)	350

2006 restructuring
Severance and benefits	2,969	(2,568)	—	(268)	133
Lease termination costs	119	(58)	—	(3)	58
Other	163	(14)	(135)	—	14

	3,251	(2,640)	(135)	(271)	205

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

As of 31 December 2005, activity in restructuring reserves is summarized as follows:

	Utilised
	Balance at 1.1.05	Cash	Non-cash	Additions/ reversals	Balance at 31.12.05
2001 restructuring
Lease termination costs	2,205	(1,030)	—	259	1,434
Other	168	—	(94)	—	74

	2,373	(1,030)	(94)	259	1,508

2003 restructuring
Severance and benefits	2	—	—	—	2
Lease termination costs	740	(945)	—	1,090	885
Other	192	—	(75)	—	117

	934	(945)	(75)	1,090	1,004

2004 restructuring
Severance and benefits	1,141	(1,036)	—	(105)	—
Lease termination costs	993	(647)	—	—	346
Other	346	—	(201)	—	145

	2,480	(1,683)	(201)	(105)	491

2005 restructuring
Severance and benefits	4,749	(3,356)	—	2	1,395
Lease termination costs	500	(153)	—	—	347
Other	438	—	(179)	—	259

	5,687	(3,509)	(179)	2	2,001

As of 31 December 2004, activity in restructuring reserves is summarised as follows:

	Utilised
	Balance at 01.01.04	Cash	Non-cash	Additions/ reversals	Balance at 31.12.04
2001 restructuring
Lease termination costs	4,598	(3,066)	—	673	2,205
Other	299	—	(131)	—	168

	4,897	(3,066)	(131)	673	2,373

2003 restructuring
Severance and benefits	2,275	(1,965)	—	(308)	2
Lease termination costs	1,741	(1,001)	—	—	740
Other	597	—	(405)	—	192

	4,613	(2,966)	(405)	(308)	934

2004 restructuring
Severance and benefits	2,559	(1,815)	—	397	1,141
Lease termination costs	725	—	—	268	993
Other	427	—	(81)	—	346

	3,711	(1,815)	(81)	665	2,480

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

19.	Common shares

	2006	2005	2004
	’000	’000	’000
Authorized
$0.0333 ordinary shares	400,000	400,000	400,000

Allotted, issued and fully paid
$0.0333 ordinary shares	55,307	55,081	55,029

During the year ended 31 December 2005 the Company made sales of Common Shares pursuant to exercises of share options at an average price of $1.75 per share resulting in an additional 39,300 shares in issue. The Company also issued Common Shares relating to the Management Incentive Plan restricted stock resulting in an additional 12,900 shares in issue.

During the year ended 31 December 2006 the Company made sales of Common Shares pursuant to exercises of share options at an average price of $1.89 per share resulting in an additional 226,150 shares in issue.

During the year ended 31 December 2006 the Company issued treasury shares as part of the acquisition of CSCI (note 10). As a result, treasury shares in issue at 31 December, 2006, 2005 and 2004 were 575,200, 3,432,922, and 3,432,922 respectively, with an aggregate value of $5,662,000, $33,791,000 and $33,791,000 respectively.

20.	Reconciliation of profit from operations to net cash inflow/(outflow) from operating activities

	Year ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Loss from operations	(15,127)	(19,496)	(21,253)
Depreciation charge	3,762	5,262	6,657
Amortization charge	6,522	5,733	3,454
Impairment
	8,728	—	8,960
Gain on sale of Byte Taxi	(272)	(1,158)	—
Profit from sale of property, plant and equipment and temporary investment amortization	(706)	(269)	(329)
Decrease/(increase) in inventories	(14,975)	3,813	(7,600)
Decrease in receivables	1,598	4,019	6,922
(Increase)/decrease in payables	(6,716)	(15,252)	(22,564)
Share compensation expense	707	772	1,122
Tax benefit from disposition of employee shares	—	61	123

Net cash inflow/(outflow) from operating activities	(16,479)	(16,515)	(24,508)

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

21.	Analysis of net funds

	At 1 January 2006	Cash flow	At 31 December 2006
	US$’000	US$’000	US$’000
Cash and cash equivalents	71,199	(14,494)	56,705

Net funds	71,199	(14,494)	56,705

	At 1 January 2005	Cash flow	At 31 December 2005
	US$’000	US$’000	US$’000
Cash and cash equivalents	103,403	(32,204)	71,199

Net funds	103,403	(32,204)	71,199

	At 1 January 2004	Cash flow	At 31 December 2004
	US$’000	US$’000	US$’000
Cash and cash equivalents	122,791	(19,388)	103,403

Net funds	122,791	(19,388)	103,403

22.	Share based payments

On 17 July 2003, the Board of Directors declared a one-time cash dividend of $5.00 per share to shareholders of record at the close of business on 15 September 2003. As required by the 1997 Share Incentive Plan (“1997 Plan”), a modification to reflect the one-time cash dividend of $5.00 per share was made on 2 October 2003 to the approximately 1.7 million share options outstanding at that time under this plan. The outstanding options were adjusted by reducing their exercise prices by an amount equal to the dividend (but in no event below $0.03 1/3 per share), effective as of 2 October 2003. $0.4 million was recorded in 2004 and $0.1 million in 2005 for the fair value of modifying options related to the 1997 Plan modification.

The 1995 Director Share Option Plan (the “1995 Director Plan”) and 1987 Share Option Plan (the “1987 Plan”) prohibited any modifications without shareholder approval. However, since no modifications could initially be done for the outstanding share options under these two plans, the values of the options for these two plans were decreased as a result of the declared dividend and this was determined to be a “deemed” modification of the share options on 2 October 2003. Since these options were considered modified, they have also been accounted for under the fair value method since 2 October 2003.

On 25 May 2004, the shareholders approved amendments to the 1995 Director Plan and 1987 Plan permitting a similar $5.00 adjustment to be made to options outstanding under those plans. Thus, a modification to reflect the one-time cash dividend of $5.00 per share was made on 26 May 2004 to the approximately 0.3 million share options outstanding at that time under these two plans. The outstanding options were adjusted by reducing their exercise prices by an amount equal to the dividend (but in no event below $0.03 1/3 per share), effective as of 26 May 2004 and an additional charge of $0.1 million for the fair value of modifying the vested options was recorded in the second quarter of 2004. Less than $0.1 million was recorded in 2005 for the fair value of modifying options related to the modification of these plans.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Share Incentive Plans

The Company has two share incentive plans: the 1987 Plan and the 1997 Plan. The 1987 Plan has expired and no further grants may be made under this plan. At 31 December 2006, there are no outstanding options under the 1987 Plan, as any unexercised options were forfeited during 2006. The 1997 Plan provides for the grant of incentive share options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory share options (“NSOs”) and restricted share awards. Under the 1997 Plan, the Company were authorized to grant options for up to 4,100,000 Common Shares to the Company’s officers, key employees, directors, consultants and advisors. The exercise price of ISOs granted under the 1997 Plan may not be less than 100% of the fair market value at the date of grant; NSOs may be granted with exercise prices below the fair market value of Common Shares as of the date of grant, subject to certain limitations. The duration of options awarded under these plans may not exceed ten years from the date of grant, except for those options granted in non-U.S. jurisdictions, which can be granted with a term of up to 11 years. At 31 December 2006, the Company had reserved 3,660,526 Common Shares pursuant to awards granted or to be granted under these two plans. However the 1997 Plan expired in January of 2007 and no other options may be granted under the plan.

The following table presents the aggregate options and restricted share awards granted, exercised and forfeited under the 1987 and 1997 Plans for the years ended 31 December 2006, 2005 and 2004 at their respective weighted average exercise prices.

	2006		2005		2004
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
	(000’s)		(000’s)		(000’s)
Outstanding at beginning of year	2,885	4.51	2,441	6.58	1,760	10.07
Granted	1,407	2.94	1,782	2.86	1,625	4.68
Exercised	(226)	1.91	(39)	1.81	(53)	2.05
Forfeited	(1,197)	4.85	(1,299)	6.21	(891)	10.28

Outstanding at end of year (1)	2,869	3.84	2,885	4.51	2,441	6.58

Options exercisable at year-end	735	6.08	848	7.27	937	9.65

Weighted average fair value of options granted during the year		1.49		1.02		1.66

(1)	The weighted average exercise prices of all share options outstanding include the effects of the $5.00 per share adjustment to share options that were outstanding under the 1997 and 1987 Plans.

The number of shares available for future grant under the 1997 Plan totaled 791,652 at 31 December 2006, 979,300 at 31 December 2005 and 1,520,032 at 31 December 2004; however, this Plan expired in January 2007. A new plan, the 2007 Stock Option Plan, was approved by the shareholders on May 23, 2007 at the 2007 Annual Shareholders Meeting.

Director Share Option Plans

The Company operates the 1995 Director Plan (which was amended during 1997 and 1998) and a 2005 Director Share Option Plan (the “2005 Director Plan”), which was approved at the 2005 Annual Shareholders Meeting. The 1995 Director Plan expired on 25 April 2005 and no further options may be granted under this plan; however, all outstanding options under the 1995 Director Plan remain in effect. The 2005 Director Plan was approved by the shareholders to replace the 1995 Director Plan. Upon approval of the 2005 Director Plan, an adjustment grant of 10,000 options was automatically made to each individual who served as Director immediately prior to and immediately following the 2005 Annual Shareholders Meeting. Under the 2005 Director Plan, the Company may grant options for up to 500,000 shares of Common Shares. The 2005 Director Plan provides for the grant to each non-employee Director, on his or her initial election as a Director, an option to purchase 20,000 Common Shares. In addition to the initial option grant, each non-employee Director is granted an option to purchase 5,000 Common Shares on the date of each Annual Shareholder Meeting beginning with the 2006 Annual Shareholder Meeting provided such optionee has been a Director for the preceding six months. All options granted under these plans are NSOs. All options generally become exercisable in four or five equal annual installments, commencing

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

approximately one year from the date of grant, provided the holder continues to serve as a Director of the Company. Under these plans, the exercise price per share of the option is equal to the fair market value of the Common Shares on the date of grant of the option. Any options granted under these plans must be exercised no later than ten years from the date of grant. At 31 December 2006, the Company had reserved 566,005 Common Shares for issuance upon exercise of options granted or to be granted under these plans.

The following table presents the options granted, exercised and forfeited under the 1995 and 2005 Director Plans for the years ended 31 December 2006, 2005 and 2004 at their respective weighted average exercise prices.

	2006		2005		2004
	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
	(000’s)		(000’s)		(000’s)
Outstanding at beginning of year	143	7.12	81	10.69	74	17.16
Granted	65	3.21	62	2.44	34	5.60
Exercised	—	—	—	—	—	—
Forfeited	(17)	16.66	—	—	(27)	11.07

Outstanding at end of year (1)	191	4.94	143	7.12	81	10.69

Options exercisable at year-end	57	8.61	47	13.88	33	16.26

Weighted average fair value of options granted during the year		1.68		0.88		2.27

(1)	The weighted average exercise prices of all share options outstanding include the effects of the $5.00 per share adjustment to share options that were outstanding under the 1995 Director Plan.

The total number of shares available for future grant under the 2005 Director Plan was 375,000 at 31 December 2006 and 440,000 at 31 December 2005.

The following table summarizes information about awards outstanding under all share option plans at 31 December 2006.

	Outstanding			Exercisable
	Number (000’s) outstanding at 31.12.06	Weighted average remaining contractual life	Weighted average exercise price	Number (000’s) exercisable at 31.12.06	Weighted average exercise price
$0.03 to $ 2.74	407	8.4 years	$2.40	100	$2.32
$2.75 to $ 2.75	525	9.2 years	$2.75	50	$2.75
$2.80 to $ 2.92	835	9.3 years	$2.87	113	$2.92
$3.05 to $ 3.43	534	9.2 years	$3.23	72	$3.20
$3.55 to $ 4.69	514	7.7 years	$4.55	228	$4.67
$5.31 to $ 41.25	245	3.9 years	$12.53	229	$12.95

	3,060	8.4 years	3.90	792	6.26

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

The Company defined “in-the-money” options at 31 December 2006 as options that had exercise prices that were lower than the $3.47 average closing market price of the Common Shares for the year ended 31 December 2006. The aggregate intrinsic value of options outstanding at 31 December 2006 is calculated by taking the difference between the exercise price of the underlying options and the market price of the Common Shares that were in-the-money at that date. There were 2,305,002 in-the- money options exercisable at 31 December 2006. The aggregate intrinsic value of options outstanding at 31 December 2006 was $1.4 million while the aggregate intrinsic value of options exercisable at 31 December 2006 was $0.2 million. The weighted average remaining contractual term of options exercisable is 6.7 years. At 31 December 2006, options which vested during the year totaled 1,229,288 and had a total fair value of $0.3 million.

The total net share-based compensation expense for share options was $0.7 million for the year ended 31 December 2006. The total tax benefit related to this share-based compensation was immaterial for the year ended 31 December 2006. The total net share-based compensation expense for the year ended 31 December 2006 was recorded in selling, general and administrative expenses in the consolidated statement of operations.

At 31 December 2006, there was $2.4 million of total unrecognized compensation costs related to non- vested share-based compensation arrangements granted under all equity compensation plans. Total unrecognized compensation costs will be adjusted for future changes in estimated forfeitures. The Company expect to recognize those costs over a weighted average period of 3.9 years.

Cash received from option exercises under all share-based payment arrangements was approximately $0.4 million for the year ended 31 December 2006. The actual tax benefits that were realized as tax deductions for non-qualified option exercises and disqualifying dispositions under all share-based payment arrangements were immaterial for the year ended 31 December 2006.

23.	Operating lease commitments

At each balance sheet date, the Company had outstanding commitments for future minimum lease rental payments which fall due as follows:

	2006	2005	2004
	US$’000	US$’000	US$’000
Within one year	2,331	2,922	3,204
Within 2 – 5 years	1,617	3,840	6,959
After 5 years	28	—	14

	3,976	6,762	10,177

The above lease commitments relate to the Company’s rental for office space around the world.

24.	Related party transactions

All intercompany balances are eliminated on consolidation and there are no further transactions which would require disclosure in any of the periods.

25.	Contingent liabilities

During 2006, the Company established retention bonus agreements with certain employees hired as a result of the acquisition of CSCI, Inc. These bonuses are contingent upon the employees remaining employed with the Company until specified dates set forth in the agreements. As of 31 December 2006, the Company had recognized a total of $168,000 pertaining to the aforementioned retention bonuses. The remaining contingent liabilities relating to the bonuses were $752,000 as of 31 December 2006.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

26.	Concentration of credit risk

The Company markets its products primarily through computer product distributors, DMRs, retailers and OEMs. Accordingly, as it grants credit to customers, a substantial portion of outstanding trade receivables are due from computer product distributors, certain large retailers and OEMs. If any one or a Company of these customers’ receivable balances should be deemed uncollectible, it would have a material adverse effect on the results of operations and financial condition.

The table below shows the balances of the customers with the ten highest outstanding gross trade receivables balances as well as the customer with the largest gross trade receivable balance.

	2006	2005	2004
	US$’000	US$’000	US$’000
Top 10 trade receivables	29,293	32,296	35,304
% of gross trade receivables	68	76	71
Largest trade receivable (single customer)	8,246	9,798	11,000
% of gross trade receivables	19	23	22

27.	Segmental information

The company has six reportable operating segments, which are organized into three business categories as follows:

Business Categories	Reportable Segments
Consumer Products	1. Consumer Storage Solutions
2. Zip Products

Business Products	3. REV products
4. Network Storage Systems
5. Service

Other Products	6. Other Products

Consumer Products

The Consumer Products category is comprised of the Consumer Storage Solutions (“CSS”) segment and the Zip

Products segment.

The CSS segment involves the worldwide distribution and sale of various storage devices including external hard disk drives (“HDD”), CD-RW drives, DVD rewritable drives, Micro Mini USB flash drives and external floppy disk drives. During the second half of 2005, the Company began to focus this segment primarily on HDD products.

The Zip Products segment involves the distribution and sale of Zip drives and disks to retailers, distributors, resellers and OEMs. The Company has ceased selling Zip drives to distributors or resellers in the European Union

(“EU”) as of July 1, 2006, in the wake of the Restriction of Hazardous Substances (“RoHS”) lead free initiative. Notwithstanding RoHS, the Company’s distributors and resellers are permitted and have continued to sell Zip drives from their inventories. Sales of Zip disks will continue worldwide, including the EU.

Business Products

The Business Products category is comprised of the REV Products, the Network Storage Systems (“NSS”) and the Services segments.

The REV Products segment involves the development, distribution and sale of REV products to retailers, distributors, OEMs and resellers throughout the world. The first generation REV drives, which began shipping in April of 2004, are removable hard disk storage systems with a native capacity of 35 gigabytes (“GB” – where 1 gigabyte equals 1 billion bytes) and up to 90GB of compressed capacity. The Company began shipping the next generation REV 70GB products in July of 2006. The REV 70 Backup Drive doubles the capacity of the Company’s first generation REV products, resulting in 70GB of native capacity and up to 140GB of compressed capacity.

The NSS segment consists primarily of the development, distribution and sale of Network Attached Storage servers and the Network HDD drives (which were previously reported under the CSS segment in the Consumer Products category) in the entry-level and low-end Network Attached Storage market.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

The Services segment consists of the operations of CSCI, including OfficeScreen solutions and system integration, and Iomega services such as iStorage. The Company acquired CSCI in August of 2006; CSCI’s OfficeScreen managed security services include managing firewalls, VPNs and providing remote access for small businesses. The Iomega services were previously reflected in the Other Products segment.

Other Products

The Other Products segment consists of license and patent fee income (when not assigned to specific products) and products that have been discontinued or are otherwise immaterial, including Jaz and PocketZip disks, Peerless drive systems, Iomega software products such as Iomega Automatic Backup software and other miscellaneous products. iStorage and other services that were previously reflected in this segment have been reclassified to the Services segment under the Business Products category.

Product operating income (loss)

The Company no longer measures its product segment performance based on product profit margin. Effective 1 January 2006, the Company began to evaluate such performance based on product operating income. Product operating income is defined as sales and other income related to a segment’s operations, less both fixed and variable product costs, and direct and allocated operating expenses. Operating expenses are charged to the product segments on a direct method or as a percentage of sales. When such costs and expenses exceed sales and other income, this is referred to as a product operating loss. The accounting policies of the product segments are the same as those described in the Company accounting policies. Intersegment sales, eliminated in consolidation, are not material. Non-allocated operating expenses include restructuring charges and certain extraordinary costs.

The information in the following table was derived directly from the internal segments’ financial information used for corporate management purposes. All prior period amounts have been reclassified to match the 2006 Product Operating Income presentation and to reflect the Network HDD drives and Services classification changes.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Reportable operating segment information:

	Years ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Revenue:
Consumer Products:
Consumer Storage Solutions Products	132,374	133,019	145,380
Zip Products	29,090	61,342	129,800

Total consumer Products	161,464	194,361	275,180

Business Products:
REV Products	41,952	45,804	33,354
Network Storage Systems Products	17,723	19,722	15,764
Services	3,051	605	555

Total Business Products	62,726	66,131	49,673
Other Products	546	923	2,859

Total Revenue	224,736	261,415	327,712

Product Operating Loss:

Consumer Products:
Consumer Storage Solutions	(10,313)	(22,888)	(27,692)
Zip Products	1,347	17,244	29,089

Total Consumer Products	(8,966)	(5,644)	1,397

Business Products:
REV Products	(5,291)	(6,641)	(17,111)
Network Storage Systems Products	1,838	(1,153)	(2,512)
Services	(290)	227	161

Total Business Products	(3,743)	(7,567)	(19,462)
Other Products	778	1,369	(1,041)

Non-restructuring charge	(995)	—	—

Restructuring reversals/(charges)	(3,525)	(6,940)	(4,722)

Total Operating Loss	(16,451)	(18,782)	(23,828)

	Years ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Net Impairment and Other Charges: (1)
Zip Products	(8,728)	—	—

Other Products	—	—	(4,402)

License and Patent Fee Income: (1)
Zip Products	246	—	—

Other Products	839	1,301	10,599

(1)	Included in segment product operating loss above.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

Segment assets consist of inventory, net fixed assets, goodwill and intangibles as these are the only assets allocated to the product segments. Capital expenditures are specifically identified to each product segment. The following tables show capital expenditures and total assets by segment.

	Years ended 31 December
	2006	2005	2004
	US$’000	US$’000	US$’000
Capital Expenditures:

Consumer Products:
Consumer Storage Solutions Products	849	2,632	3,946
Zip Products	29	390	2,564

Total Consumer Products	878	3,022	6,510

Business Products:
REV Products	6,965	8,615	14,607
Network Storage Systems Products	459	459	810
Services	11,504	—	—

Total Business Products	18,928	9,074	15,417

Other Products	15	57	4,318
Non-allocated	352	724	2,874

Total capital expenditures	20,173	12,877	29,119

Assets:

Consumer Products:
Consumer Storage Solutions Products	34,154	17,697	14,308
Zip Products	9,817	21,742	23,938

Total Consumer Products	43,971	39,439	38,246

Business Products:
REV Products	25,473	23,159	22,554
Network Storage Systems Products	2,008	1,396	3,664
Services	1,156	—	—

Total Business Products	28,637	24,555	26,218

Other Products	120	453	1,056
Non-allocated	11,692	3,734	5,922

Total segment assets	84,420	68,181	71,442

Geographic information

The majority of revenue is generated outside of the United States. The Company has its International headquarters in Geneva, Switzerland and its Corporate Headquarters in San Diego, California. In addition, there are sales offices located in several locations in North America and a sales office in Geneva, Switzerland. There are marketing and market development organizations in several locations in Western Europe and Asia. The Company’s operations, facilities and other administrative functions are located in Roy, Utah. Research and development functions are located in North America.

Research and development costs are allocated from the United States operations to the Switzerland subsidiary based on a cost sharing agreement as determined by an independent economic study.

Following is a summary of the Company’s United States and significant non-United States country revenue and the United States and significant non-United States country long-lived assets. Many of the United States assets are located at vendors outside of the United States, but are managed by and assigned to operations within the United States. Revenue is attributed to individual countries based on the location of sales to unaffiliated customers based on shipping location.

APPENDIX II	AUDITED FINANCIAL INFORMATION OF IOMEGA

	Years ended 31 December
	2006	2005	2004
	US$ millions	US$ millions	US$ millions
Sales:
United States	82.2	116.5	162.4
The Netherlands	31.0	35.7	34.7
France	30.6	25.9	31.6
Other countries	80.9	83.3	99.0

Total	224.7	261.4	327.7

	Years ended 31 December
	2006	2005	2004
	US$ millions	US$ millions	US$ millions
Long-Lived Assets: (1)
United States	41.8	40.5	39.9
Other countries	0.1	0.2	0.3

Total	41.9	40.7	40.2

(1)	Long-lived assets consist of all long-term assets other than deferred tax assets.

The United States, the Netherlands and France were the only countries that accounted for more than 10% of total sales during the reported years.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

UNAUDITED FINANCIAL INFORMATION (reproduced from Iomega Group’s unaudited consolidated financial statements for the nine months ended 1 October 2006 and 30 September 2007)

Set out below are the unaudited consolidated company balance sheets, unaudited consolidated profit and loss accounts, consolidated company balance sheets, consolidated company statements of changes in equity and consolidated statement of cash flows of the Iomega Group for the nine months ended 1 October 2006 and 30 September 2007.

The notes to the financial statements are included. The financial statements have been prepared in accordance with US GAAP. As at the Latest Practicable Date, the Company has insufficient information to assess the accuracy of the financial statements and compliance thereof with US GAAP accordingly, the Company takes no responsibility for their contents, other than in respect of their being correctly and fairly reproduced and presented.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

1.	QUARTERLY REPORT FOR THE PERIOD ENDED 1 OCTOBER 2006

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report on Form 10-Q contains a number of forward-looking statements, including, without limitation, any statements referring to:

•	The ongoing or carrying value of inventory;

•	All references to expected challenges associated with the CSCI acquisition or entry into the managed services market;

•	All references to expectations and estimates, such as the estimated value of options or expected stock volatility;

•	All references to plans to develop new products or data protection services;

•	Anticipated or predicted future warranty costs;

•	All accruals and reserves and all references to bad debt, foreign tax contingencies, or allowances for doubtful accounts;

•	The future impact of accounting changes including the impacts of SFAS 156, SFAS 155, SFAS 157, and FIN 48;

•	Predictions about our cost structure being aligned with future revenue levels;

•	Anticipated asset disposition including furniture disposition and future lease terminations;

•	The useful life of assets;

•

Statements that we may grant up to 4,100,000 shares of Common Stock to our officers, key employees, directors, consultants and advisors, and that our options generally become exercisable in four or five equal annual installments;

•

All references to goals, including goals for the hard drive business, goals concerning profitability, future growth in REV® sales, and predicted annual savings as a result of our restructuring (discussed, for example, in the Overview within Item 2 below), and our specific statements that we anticipate that (a) the 2006 restructuring actions will result in annual cost savings of approximately $20 million to $25 million as compared to first quarter 2006 run rates, when fully implemented by the end of the third quarter 2006; (b) all references to goals to: (1) complete further REV products; (2) improve HDD product gross margins through sourcing changes, new products and other cost reductions; (3) focus on

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

growing our REV product sales through system integrator programs to generate awareness, server OEM transactions and adoption in targeted vertical markets such as the professional audio/video market and (4) evaluate other strategic opportunities in the small business market segment to facilitate long term growth;

•

Statements that our goals are to reverse negative cash flows from operations through implementation of the 2006 restructuring and other cost reductions, improving the financial results of the CSS business, in particular HDD, improving REV product sales and margins and managing the Zip Products business for cash flow;

•	Predictions of future volatility in Zip drive sales, and predictions that sales of Zip disks will continue in the future, worldwide, including the European Union;

•

References to the fourth quarter normally being a seasonally strong quarter for our Consumer Storage Solutions business and our European sales are typically weaker during the summer months due to holidays;

•

Expected declines in Zip product sales, and statements concerning future impairment of Zip goodwill including the prediction that goodwill associated with the Zip product segment will become impaired, and the impact of such impairment;

•	The estimates concerning repatriation of foreign earnings;

•	The adequacy of our internal controls to allow proper functioning of the business or timely disclosure;

•	All references to consideration of potential future business opportunities or strategic acquisition opportunities;

•	References that no litigation or claims are expected to have a material impact on our results of operations, business or financial condition;

•

References to the value of options, their expected term, expected volatility, expected dividend value, total unrecognized compensation costs of ours that will be adjusted for future changes in estimated forfeitures, and all expectations that we will recognize certain compensation costs over a weighted average period of 3.2 years and

•

Our belief that our balance of total unrestricted cash, cash equivalents, and temporary investments will be sufficient to fund anticipated working capital requirements for at least one year, as well as statements that should we be unable to meet our cash needs from our current balance of total unrestricted cash, cash equivalents and temporary investments and future cash flows from operations, we would most likely incur additional restructuring charges to adjust our expenditures to a level that our cash flows could support and/or seek financing from other sources.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Any other statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “goal,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.

Numerous factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth under the captions “Application of Critical Accounting Policies,” “Liquidity and Capital Resources,” and “Quantitative and Qualitative Disclosures About Market Risk” included in Items 2 and 3 of Part I and “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q. Any forward-looking statements represent our estimates only as of the date of this report and we specifically disclaim any obligation to update forward-looking statements, even if our estimates change.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	Oct. 1, 2006	Dec. 31, 2005
	$	$
	(Unaudited)
Current Assets:
Cash and cash equivalents	55,315	70,943
Restricted cash	87	256
Temporary investments	14,414	24,800
Trade receivables, less allowance for doubtful accounts of 1,396 at October 1, 2006 and $2,165 at December 31, 2005	29,881	28,853
Inventories	34,803	27,532
Deferred income taxes	5,523	5,523
Other current assets	3,881	4,998

Total Current Assets	143,904	162,905

Property and Equipment, at Cost	84,648	87,629
Accumulated Depreciation	(77,489)	(79,318)

Net Property and Equipment	7,159	8,311

Goodwill	13,244	11,691
Other Intangibles, Net	1,093	696
Other Assets	60	66

Total Assets	165,460	183,669

Current Liabilities:
Accounts payable	31,579	35,500
Other current liabilities	44,715	49,751
Income taxes payable	832	310

Total Current Liabilities	77,126	85,561

Deferred Income Taxes	13,174	17,152

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	Oct. 1, 2006	Dec. 31, 2005
	$	$
	(Unaudited)
Commitments and Contingencies (Notes 5 and 6)

Stockholders’ Equity:
Common Stock, $0.03 1/3 par value
– authorized 400,000,000 shares, issued 55,301,395 shares at October 1, 2006 and 55,081,120 shares at December 31, 2005	1,846	1,839
Additional paid-in capital	59,396	79,613
Less: 575,200 Common Stock treasury shares, at cost, at October 1, 2006 and 3,432,922 at December 31, 2005	(5,662)	(33,791)
Retained earnings	19,580	33,295

Total Stockholders’ Equity	75,160	80,956

Total Liabilities and Stockholders’ Equity	165,460	183,669

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005
	$	$
	(Unaudited)
Sales	53,595	55,852
Cost of sales	41,379	44,890

Gross Margin	12,216	10,962

Operating Expenses:
Selling, general and administrative	8,216	14,173
Research and development	1,904	3,195
Restructuring charges (reversals)	(211)	6,579
Goodwill impairment charge	2,513	—
License and patent fee income	—	(889)
Bad debt expense	441	356

Total Operating Expenses	12,863	23,414

Operating loss	(647)	(12,452)
Interest income	722	692
Interest expense and other income (expense), net	987	(93)

Income (loss) from continuing operations before income taxes	1,062	(11,853)
Benefit (provision) for income taxes	(209)	(399)

Net income (loss) from continuing operations	853	(12,252)
Discontinued Operations:
Loss from discontinued operations, net of taxes	—	(73)

Total discontinued operations	—	(73)
Net Income (Loss)	853	(12,325)

Discontinued Operations Per Basic and Diluted Share	—	—

Net Income (Loss) Per Basic Share	0.02	(0.24)

Net Income (Loss) Per Diluted Common Share	0.02	(0.24)

Weighted Average Common Shares Outstanding	53,382	51,627

Weighted Average Common Shares Outstanding Assuming Dilution	53,389	51,627

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005
	$	$
	(Unaudited)
Sales	153,328	194,476
Cost of sales	122,518	153,484

Gross Margin	30,810	40,992

Operating Expenses:
Selling, general and administrative	31,308	48,784
Research and development	6,946	11,153
Restructuring charges	4,358	6,773
Goodwill impairment charges	7,935	—
License and patent fee income	(1,085)	(1,301)
Bad debt expense	166	64

Total Operating Expenses	49,628	65,473

Operating loss	(18,818)	(24,481)
Interest income	2,261	1,659
Interest expense and other income (expense), net	852	(1,816)

Loss from continuing operations before income taxes	(15,705)	(24,638)
Benefit for income taxes	1,990	216

Loss from continuing operations	(13,715)	(24,422)
Discontinued Operations:
Loss from discontinued operations, net of taxes	—	(228)

Total discontinued operations	—	(228)

Net Loss	(13,715)	(24,650)

Discontinued Operations Per Basic and Diluted Share	—	—

Net Loss Per Basic and Diluted Common Share	(0.26)	(0.48)

Weighted Average Common Shares Outstanding	52,230	51,617

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005
	$	$
	(Unaudited)
Cash Flows from Operating Activities:
Net Loss	(13,715)	(24,650)
Adjustments to Reconcile Net Loss to
Net Cash Used In Operations:
Depreciation and amortization	3,538	5,681
Deferred income tax provision	(3,978)	(1,280)
Loss on disposal and impairment of fixed assets	—	169
Stock-related compensation expense	503	559
Goodwill impairment charges	7,935	—
Non-cash inventory write-offs (reversals)	(780)	530
Non-cash restructuring charges	—	438
Bad debt expense	166	64
Other	(541)	36
Changes in Assets and Liabilities
(net of effects of acquisition):
Restricted cash	169	(261)
Trade receivables	359	3,960
Inventories	(6,405)	6,673
Other current assets	1,124	1,768
Accounts payable	(4,119)	(3,376)
Other current liabilities	(4,967)	(13,599)
Accrued restructuring	(874)	742
Income taxes	522	852

Net cash used in operating activities	(21,063)	(21,694)

Cash Flows from Investing Activities:
Purchases of property and equipment	(1,558)	(970)
Proceeds from sales of assets	173	745
Purchases of temporary investments	(13,425)	(35,571)
Sales of temporary investments	24,161	27,464
Initial investment in ByteTaxi (net of $171 of cash)	—	(44)
Purchase of CSCI, Inc. (net of $183 of cash)	(4,339)	—
Net change in other assets and other liabilities	7	(678)

Net cash provided by (used in) investing activities	5,019	(9,054)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005
	$	$
	(Unaudited)
Cash Flows from Financing Activities:
Payments on long-term debt	—	(139)
Proceeds from sales of Common Stock	416	56

Net cash provided by (used in) financing activities	416	(83)

Net Decrease in Total Cash and Cash Equivalents	(15,628)	(30,831)
Total Cash and Cash Equivalents at Beginning of Period	70,943	103,403

Total Cash and Cash Equivalents at End of Period	55,315	72,572

Non-Cash Investing and Financing Activities:
Issuance of treasury stock in CSCI, Inc. acquisition	7,000	—

The accompanying notes to condensed consolidated financial statements are an integral part of these statements

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(1)	Significant Accounting Policies

In management’s opinion, the accompanying condensed consolidated financial statements reflect all adjustments of a normal recurring nature which are necessary to present fairly our financial position as of October 1, 2006 and December 31, 2005, the results of operations for the quarter and nine months ended October 1, 2006 and October 2, 2005 and cash flows for the nine months ended October 1, 2006 and October 2, 2005.

The results of operations for the quarter and nine months ended October 1, 2006 are not necessarily indicative of the results to be expected for the entire year or for any future period.

The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes included in our latest Annual Report on Form 10-K.

Reclassifications

Certain reclassifications have been made to the prior period’s condensed consolidated financial statements and notes to condensed consolidated financial statements to conform to the current period’s presentation. All prior period business segment information has been restated to be consistent with the current period’s presentation.

Inventories

Inventories include material costs and inventory related overhead costs and are recorded at the lower of cost (first-in, first-out) or market and consist of the following:

	Oct. 1, 2006	Dec. 31, 2005
	$	$
	(In thousands)
Raw materials	2,263	1,942
Finished goods	32,540	25,590

	34,803	27,532

We evaluate the carrying value of inventory on a quarterly basis to determine if the carrying value is recoverable at estimated selling prices (including known future price decreases). We include product costs and direct selling expenses in our analysis of inventory realization. To the extent that estimated selling prices do not exceed such costs and expenses, valuation reserves are established against inventories through a charge to cost of sales. In addition, we generally consider inventory that is not expected to be sold within established timelines, as forecasted by our material requirements planning system, as excess and thus appropriate inventory reserves are established through a charge to cost of sales.

Net Income (Loss) Per Common Share

Basic net income (loss) per common share (“Basic EPS”) excludes dilution and is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income per common share (“Diluted EPS”) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock. The computation of Diluted EPS assumes no exercise or conversion of securities that would have an anti-dilutive effect on net income per common share. In periods where losses are recorded, common stock equivalents would decrease the loss per share and therefore are not added to the weighted average shares outstanding. Losses have been recorded for the quarter ended October 2, 2005 and nine month periods ending October 1, 2006 and October 2, 2005, thus there was no dilution as all outstanding options were considered anti-dilutive.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The table below shows the number of outstanding options that had an exercise price greater than the average market price of the common shares (out of the money options) for the respective period. The average market price of our Common Stock was $2.67 for the quarter ended October 1, 2006 and $3.05 for the quarter ended October 2, 2005. The average market price of our Common Stock was $2.88 for the nine months ended October 1, 2006 and $3.59 for the nine months ended October 2, 2005.

	For the Quarter Ended		For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Oct. 1, 2006	Oct. 2, 2005
	$	$	$	$
(In thousands)
Out of the money options	2,675	1,783	1,765	1,680

Stock Compensation Expense

Prior to January 1, 2006, we accounted for our share-based employee compensation plans under the measurement and recognition provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). We selected the prospective method, which was one of the three transition methods allowed by SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure”, to transition to the fair value method of measuring stock-based compensation expense. Under the prospective method, only those employee stock options that were granted or modified after January 1, 2003 were expensed as compensation.

Effective January 1, 2006, we adopted SFAS No. 123r, “Share-Based Payment”, (“SFAS 123r”) using the modified prospective transition method. Because we elected to use the modified prospective transition method, results for prior periods have not been restated.

Our condensed consolidated statements of operations included $0.3 million of compensation expense related to stock-based compensation plans for the quarter ended October 1, 2006 and $0.2 million for the quarter ended October 2, 2005.

Our condensed consolidated statements of operations included $0.5 million of compensation expense related to stock-based compensation plans for the nine months ended October 1, 2006 and $0.6 million for the nine months ended October 2, 2005.

Under the modified prospective method, compensation expense that we recognized for the quarter and nine months ended October 1, 2006 included: (a) compensation expense for all share-based payments granted prior to, but not yet vested, as of January 1, 2006 based on the grant date fair value in accordance with the original provisions of SFAS 123 and (b) compensation expense for all share-based payments granted on or after January 1, 2006 based on the grant date fair value in accordance with the provisions of SFAS 123r. In March 2005, the Securities and Exchange Commission issued Staff Accounting Bulletin (“SAB”) No. 107 (“SAB 107”), which provides supplemental implementation guidance for SFAS 123r. We applied the provisions of SAB 107 in our adoption of SFAS 123r. See Note 7 for information about our various stock-based compensation plans, the impact of our adoption of SFAS 123r and the assumptions we use to calculate the fair value of share-based employee compensation.

Accrued Warranty

We accrue for warranty costs based on estimated warranty return rates and estimated costs to repair. We use a statistical-based model to estimate warranty accrual requirements. The statistical model, used to project future returns, is based upon a rolling monthly calculation that computes the number of units required in the warranty reserve and is based upon monthly sales, actual returns and projected return rates. Actual warranty costs are charged against the warranty reserve. Factors that affect our warranty liability include the number of units sold, historical and anticipated rates of warranty returns and repair cost. We review the adequacy of our recorded warranty liability on a quarterly basis and record the necessary adjustments to the warranty liability.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Changes in our warranty liability during all periods presented were as follows:

	For the Quarter Ended		For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Oct. 1, 2006	Oct. 2, 2005
	$	$	$	$
	(In thousands)
Balance at beginning of period	4,077	5,126	4,973	5,537
Accruals/additions	1,372	1,703	3,009	5,073
Claims	(1,261)	(1,723)	(3,794)	(5,504)

Balance at end of period	4,188	5,106	4,188	5,106

Recent Accounting Pronouncements

On February 16, 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS 155, “Accounting for Certain Hybrid Instruments”, which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

On March 17, 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of SFAS 140” (“SFAS 156”). This statement was issued to simplify the accounting for servicing assets and liabilities, such as those common with mortgage securitization activities. This statement addresses the recognition and measurement of separately recognized servicing assets and liabilities and provides an approach to simplify hedge-like (offset) accounting. SFAS 156 clarifies when an obligation to service financial assets should be separately recognized (as a servicing asset or liability), requires initial measurement at fair value and permits an entity to select either the Amortization Method or the Fair Value Method. This statement is effective for fiscal years beginning after September 15, 2006. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

In June 2006, the FASB issued Financial Interpretation (“FIN”) 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with Financial Accounting Statement No. 109, “Accounting for Income Taxes”. The interpretation is effective for fiscal years beginning after December 15, 2006. We are still evaluating the impact of FIN 48 on our financial statements.

On September 13, 2006, the SEC staff published SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”) . SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. This statement is effective for fiscal years ending after November 15, 2006. We are still evaluating the potential impact on our financial position, results of operations or cash flows from adoption of this statement.

On September 15, 2006, the FASB issued, SFAS No. 157 “Fair Value Measurements” (“SFAS 157”). This statement provides enhanced guidance for using fair value to measure assets and liabilities. This statement also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 does not expand the use of fair value in any new circumstances. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(2)	Acquisition

On August 11, 2006, we acquired all of the outstanding shares of CSCI, Inc. in exchange for $4.5 million in cash (less certain closing costs paid by CSCI, Inc.) and a total of 2,857,722 shares of Iomega Common Stock (treasury stock) equivalent to $7.0 million. The fair value of our shares was based upon the actual number of shares issued using the average closing trading price of our Common Stock on the New York Stock Exchange during the proceeding 20 days prior to the closing date.

The acquisition was recorded by allocating the cost of the assets acquired, including intangible assets and liabilities assumed, based on their fair values at the acquisition date. The excess of the cost of the acquisition over the net amounts assigned to the fair value of the assets acquired and the liabilities assumed was recorded as goodwill. The valuation of assets and liabilities has been determined and the purchase price was allocated as follows:

(In thousands)
Trade receivables	964
Other receivables	589
Inventory	86
Other current assets	7
Property and equipment	81
Amortizable intangible assets	1,127
Goodwill	9,488
Accounts payable	(198)
Other liabilities	(805)

Total purchase price – net of cash acquired	11,339

Pro Forma Results

The following unaudited pro forma financial information presents the combined results of operations of the Company and CSCI, Inc. as if the acquisition had occurred at January 1, 2006 and January 1, 2005. Our results for the third quarter of 2006 include the results of CSCI, Inc. from the acquisition date. Our pro forma results presented below for the quarters and nine months ended October 1, 2006 and October 2, 2005 include our historical results and the historical results of CSCI, Inc. for the comparable periods prior to the acquisition on August 11, 2006. The unaudited pro forma financial information below is not intended to represent or be indicative of our consolidated results of operations or financial condition that would have been reported had the acquisition been completed as of the beginning of the periods presented and should not be taken as indicative of our future consolidated results of operations or financial condition. Pro forma adjustments are tax-effected at our statutory tax rate.

	For the Quarter Ended		For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Oct. 1, 2006	Oct. 2, 2005
	$	$	$	$
	(In thousands)
Sales	53,938	57,734	158,836	199,722

Net income (loss) from continuing operations, net of tax	1,083	(11,788)	(15,791)	(24,559)

Net income (loss)	866	(12,285)	(13,767)	(24,602)

Net income (loss) per basic share	0.02	(0.24)	(0.26)	(0.48)

Net income (loss) per diluted share	0.02	(0.24)	(0.26)	(0.48)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(3)	Income Taxes

For the quarter ended October 1, 2006, we recorded a net income tax provision of $0.2 million on pre-tax income of $1.1 million. This tax provision is primarily comprised of taxes provided on foreign earnings and foreign capital taxes, partially offset by a release of the deferred tax liability resulting from the goodwill impairment charge recognized.

For the quarter ended October 2, 2005, we recorded an income tax benefit of $0.4 million on a pre-tax loss from continuing operations of $11.9 million. The statutory tax benefit of $4.2 million, resulting from operating losses, was entirely offset by a tax charge to increase the valuation allowance. The net tax provision of $0.4 million was comprised primarily of foreign taxes.

For the nine months ended October 1, 2006, we recorded an income tax benefit of $2.0 million on a pre-tax loss of $15.7 million. This tax benefit is primarily comprised of a release of the deferred tax liability resulting from the goodwill impairment charges recognized and minor adjustments to the estimated foreign income taxes due to the filing of actual tax returns, offset by the accrual of taxes on foreign income and capital taxes.

For the nine months ended October 2, 2005, we recorded an income tax benefit of $0.2 million on a pre-tax loss from continuing operations of $24.6 million. The statutory tax benefit of $8.6 million, resulting from operating losses, was entirely offset by tax charges to increase the valuation allowance. The net tax benefit of $0.2 million was comprised of a $0.8 million provision of foreign taxes, primarily Swiss withholding taxes, and more than offset by a $1.0 million benefit of various adjustments related to deferred taxes.

We have recorded foreign tax contingencies related to items in various countries, which are included in “other accrued liabilities” and in “deferred income taxes” in the accompanying condensed consolidated balance sheets. These reserve balances will be adjusted to the extent that these items are settled for amounts different from the amounts recorded. The amount included in “other accrued liabilities” at October 1, 2006 related to such foreign tax contingencies and related interest accruals was $13.7 million.

(4)	Business Segment Information

We have six reportable segments, which are organized into three business categories as follows:

Business Categories	Reportable Segments

Consumer Products	1. Consumer Storage Solutions
2. Zip® Products

Business Products	3. REV® Products
4. Network Storage Systems
5. Services

Other Products	6. Other Products

Consumer Products

Our Consumer Products category is comprised of the Consumer Storage Solutions segment and the Zip Products segment.

Our Consumer Storage Solutions (“CSS”) segment involves the worldwide distribution and sale of various storage devices including external hard disk drives (“HDD”), CD-RW drives, DVD rewritable drives, Mini USB flash drives and external floppy disk drives. During the second half of 2005, we began to focus this segment primarily on HDD products.

Our Zip Products segment involves the distribution and sale of Zip drives and disks to retailers, distributors, resellers and OEMs. We have ceased selling Zip drives to distributors or resellers in the European Union (“EU”) as of July 1, 2006, in the wake of the Restriction of Hazardous Substances (“RoHS”) initiative. Notwithstanding RoHS, our distributors and resellers are permitted and expected to continue to sell Zip products from their inventories. Sales of Zip disks will continue worldwide, including the European Union.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Business Products

Our Business Products category is comprised of our REV Products, Network Storage Systems and Services segments.

Our REV Products segment involves the development, distribution and sale of REV products to retailers, distributors, OEMs and resellers throughout the world. The first generation REV drives, which began shipping in April 2004, are removable hard disk storage systems with a native capacity of 35 gigabytes (“GB” — where 1 gigabyte equals 1 billion bytes) and up to 90GB of compressed capacity. We began shipping the next generation REV 70 products in July of 2006. The REV 70 Backup Drive doubles the capacity of our first generation REV products, resulting in 70GB of native capacity and up to 140GB of compressed capacity.

Our Network Storage Systems (“NSS”) segment consists primarily of the development, distribution and sale of Network Attached Storage servers and the Network HDD drives (which were previously reported under the CSS segment in the Consumer Products category) in the entry-level and low-end Network Attached Storage market.

Our Services segment consists of the operations of CSCI, Inc., including OfficeScreen® solutions, system integration and Iomega services such as iStorage™. We acquired CSCI, Inc. in August of 2006; CSCI’s OfficeScreen managed security services include managing firewalls, VPNs and providing remote access for small businesses. The Iomega services were previously reflected in the Other Products segment.

Other Products

Our Other Products segment consists of license and patent fee income (when not assigned to specific products) and products that have been discontinued or are otherwise immaterial, including Jaz disks and Iomega software products such as Iomega Automatic Backup software and other miscellaneous products. iStorage and other services that were previously reflected in this segment have been reclassified to the Services segment under the Business Products category.

Product Operating Income (Loss)

We no longer measure our product segment performance based on product profit margin. Effective January 1, 2006, we evaluate such performance based on product operating income. Product operating income is defined as sales and other income related to a segment’s operations, less both fixed and variable product costs, and direct and allocated operating expenses. Operating expenses are charged to the product segments on a direct method or as a percentage of sales. When such costs and expenses exceed sales and other income, this is referred to as a product operating loss. The accounting policies of the product segments are the same as those described in Note 1. Intersegment sales, eliminated in consolidation, are not material. Non-allocated operating expenses include restructuring charges and certain extraordinary costs.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The information in the following table was derived directly from our internal segments’ financial information used for corporate management purposes. All prior period amounts have been reclassified to match the 2006 Product Operating Income presentation and to reflect the Network HDD drives and Services classification changes.

Reportable Operating Segment Information:

	For the Quarter Ended		For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Oct. 1, 2006	Oct. 2, 2005
	$	$	$	$
	(In thousands)
Sales:
Consumer Products:
Consumer Storage Solutions	30,317	26,049	81,999	93,213
Zip Products	6,245	14,868	25,681	51,791

Total Consumer Products	36,562	40,917	107,680	145,004

Business Products:
REV Products	11,201	10,255	30,869	33,489
Network Storage Systems	4,473	4,336	12,724	14,665
Services	1,254	124	1,515	456

Total Business Products	16,928	14,715	45,108	48,610

Other Products	105	220	540	862

Total Sales	53,595	55,852	153,328	194,476

Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(1,744)	(6,173)	(11,666)	(21,449)
Zip Products	767	3,320	1,874	14,750

Total Consumer Products	(977)	(2,853)	(9,792)	(6,699)

Business Products:
REV Products	(367)	(3,165)	(5,742)	(10,556)
Network Storage Systems	464	(889)	884	(1,977)
Services	(53)	33	174	96

Total Business Products	44	(4,021)	(4,684)	(12,437)

Other Products	75	1,001	1,011	1,428

Non-Restructuring charge	—	—	(995)	—

Restructuring (charges) reversals	211	(6,579)	(4,358)	(6,773)

Total Operating Loss	(647)	(12,452)	(18,818)	(24,481)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(5)	Restructuring Charges

We currently have restructuring reserves under five different restructuring actions: the 2006 restructuring actions, the 2005 restructuring actions, the 2004 restructuring actions, the 2003 restructuring actions and the third quarter 2001 restructuring actions. The following table summarizes the reserve balances related to each of these restructuring actions:

	Oct. 1, 2006	Dec. 31, 2005
	$	$
	(In thousands)
Other Current Liabilities:
Third Quarter 2001 restructuring actions	2,224	1,434
2003 restructuring actions	224	887
2004 restructuring actions	108	346
2005 restructuring actions	265	1,738
2006 restructuring actions	710	—

Total	3,531	4,405

Fixed Asset Reserves:
Third Quarter 2001 restructuring actions	2	74
2003 restructuring actions	115	117
2004 restructuring actions	—	145
2005 restructuring actions	161	259

Total	278	595

During the first quarter of 2006, we recorded restructuring charges of $0.3 million related to the 2006 restructuring actions.

During the second quarter of 2006, we recorded net restructuring charges of $4.3 million of which $1.5 million related to the 2001 restructuring actions; a $0.1 million release related to the 2004 restructuring actions and $2.9 million related to the 2006 restructuring actions.

During the third quarter of 2006, we recorded a restructuring benefit of $0.2 million primarily related to the 2006 and 2005 restructuring actions.

These charges are described below under their respective caption.

2006 Restructuring Actions

During the first quarter of 2006, we recorded restructuring charges of $0.3 million for severance and benefits associated with the termination of management employees as we began reorganizing our Company from a focus on autonomous geographic regions and products to a simplified functional organization. This organization resulted in the elimination of some management positions and material changes in responsibilities in other management positions.

During the second quarter of 2006, we recorded additional restructuring charges of $2.9 million as follows: a cash charge of $2.7 million for severance and benefits for approximately 90 personnel worldwide who were notified during the second quarter of 2006 that their positions were being eliminated; $0.1 million for miscellaneous IT contracts and licenses and $0.1 million for excess building assets associated with the shutdown of the Toronto, Canada facility.

The worldwide workforce reduction was across all business functions and levels within Iomega. Of the 90 impacted personnel worldwide, approximately 20 employees were on transition into the third quarter of 2006, primarily in Europe due to legal notice requirements.

The total $3.3 million was shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of our business segments.

During the third quarter of 2006, we recorded a restructuring benefit of $0.1 million related to severance and benefits because of a combination of lower than expected benefits for certain transitional employees and re-hiring an individual who was on transition and had previously been notified that his position was eliminated.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

As of October 1, 2006, we have made $2.3 million in cumulative cash payments related to the 2006 restructuring charges.

Remaining restructuring reserves of $0.7 million are included in our accrued restructuring charges at October 1, 2006. Utilization of and other activity related to the 2006 restructuring reserves during the quarter ended October 1, 2006 are summarized below:

	Balance 7/2/06	Reversals	Utilization		Foreign Currency Changes	Balance 10/1/06
			Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2006 Restructuring Actions:
Severance and benefits (a)	1,954	(116)	(1,209)	—	3	632
Miscellaneous items (a) (b)	28	—	(14)	—	—	14
Lease termination costs (a)	110	—	(45)	—	(1)	64
Lease related assets (b)	77	—	—	(77)	—	—

	2,169	(116)	(1,268)	(77)	2	710

Balance Sheet Breakout:
Accrued restructuring charges (a)	2,092	(116)	(1,268)	—	2	710
Fixed asset reserves (b)	77	—	—	(77)	—	—

	2,169	(116)	(1,268)	(77)	2	710

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Utilization of and other activity related to the 2006 restructuring reserves during the nine months ended October 1, 2006 are summarized below:

	Balance 12/31/05	Additions	Reversals	Utilization		Foreign Currency Changes	Balance 10/1/06
				Cash	Non-Cash
	$	$	$	$	$	$	$
	(In thousands)
2006 Restructuring Actions:
Severance and benefits (a)	—	2,969	(116)	(2,209)	—	(12)	632
Miscellaneous items (a) (b)	—	83	—	(14)	(55)	—	14
Lease termination costs (a)	—	119	—	(54)	—	(1)	64
Lease related assets (b)	—	80	—	—	(80)	—	—

	—	3,251	(116)	(2,277)	(135)	(13)	710

Balance Sheet Breakout:
Accrued restructuring charges (a)	—	3,116	(116)	(2,277)	—	(13)	710
Fixed asset and other asset reserves (b)	—	135	—	—	(135)	—	—

	—	3,251	(116)	(2,277)	(135)	(13)	710

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

The majority of the remaining severance and benefits reserved at October 1, 2006 relates to the Vice President level employees for which severance is generally paid on a continuous payroll basis.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2005 Restructuring Actions

During 2005, we recorded $5.7 million of restructuring charges for the 2005 restructuring actions. These charges included $4.0 million of cash charges for severance and benefits for approximately 120 personnel worldwide who were notified during the third quarter of 2005 that their positions were being eliminated, $0.7 million of cash charges for miscellaneous contract cancellations, $0.5 million of cash charges for lease termination costs and $0.4 million of non-cash charges related to excess furniture, leasehold improvements and other miscellaneous assets. The $5.7 million was shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of our business segments. The restructuring actions were part of an effort to align our cost structure with our expected future revenue levels.

The worldwide workforce reduction was across all business functions and levels within Iomega. Of the 120 impacted personnel worldwide, approximately 20 employees worked on a transition basis into the fourth quarter of 2005 and January of 2006.

During the second quarter of 2006, we recorded an additional charge of $0.2 million for a change in sublease estimates on a building vacated last fall. This charge was basically offset by a release of excess reserves associated with negotiating lower certain contract cancellation payments.

During the third quarter of 2006, we recorded a restructuring benefit of $0.1 million due to negotiating lower cancellations than we were contractually obligated to pay on certain contracts.

We have made $4.8 million in cumulative cash payments in 2005 and 2006 related to the 2005 restructuring actions, of which $0.8 million was disbursed during the first quarter of 2006 and $0.5 million was disbursed in the second quarter of 2006. There were less than $0.1 million of disbursements made in the third quarter of 2006. The only remaining payments are for leases, which are made on a monthly basis.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Remaining restructuring reserves of $0.3 million are included in our accrued restructuring charges and approximately $0.1 million are included in our fixed asset reserves at October 1, 2006. Utilization of and other activity related to the 2005 restructuring reserves during the quarter ended October 1, 2006 are summarized below:

	Balance 7/2/06			Utilized		Balance 10/1/06
		Additions	Reversals	Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2005 Restructuring Actions:
Severance and benefits (a)	13	—	—	(13)	—	—
Contract termination costs (b)	83	—	(83)	—	—	—
Lease termination costs (a)	291	—	—	(26)	—	265
Lease related assets (b)	193	—	—	—	(32)	161

	580	—	(83)	(39)	(32)	426

Balance Sheet Breakout:
Accrued restructuring charges (a)	387	—	(83)	(39)	—	265
Fixed asset reserves (b)	193	—	—	—	(32)	161

	580	—	(83)	(39)	(32)	426

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Utilization of and other activity related to the 2005 restructuring reserves during the nine months ended October 1, 2006 are summarized below:

	Balance 12/31/05			Utilized		Balance 10/1/06
		Additions	Reversals	Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2005 Restructuring Actions:
Severance and benefits (a)	681	4	(69)	(616)	—	—
Contract termination costs (b)	670	—	(220)	(450)	—	—
Lease termination costs (a)	387	150	—	(272)	—	265
Lease related assets (b)	259	—	—	—	(98)	161

	1,997	154	(289)	(1,338)	(98)	426

Balance Sheet Breakout:
Accrued restructuring charges (a)	1,738	154	(289)	(1,338)	—	265
Fixed asset reserves (b)	259	—	—	—	(98)	161

	1,997	154	(289)	(1,338)	(98)	426

(c)	Amounts represent primarily cash charges.
(d)	Amounts represent primarily non-cash charges.

Lease payments are being made on a continuous monthly basis, and of these facilities, the last lease expires in July of 2008. We have entered into a sublease agreement on the leased facility that expires in 2008. The majority of the lease-related assets are being utilized by the tenant who is subleasing the facility.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2004 Restructuring Actions

During 2004, we recorded $3.7 million of restructuring charges for the 2004 restructuring actions, including $2.6 million of cash charges for severance and benefits for 108 regular and temporary personnel worldwide (approximately 19% of our worldwide workforce) who were notified by September 26, 2004 that their positions were being eliminated, $0.7 million of cash charges for lease termination costs and $0.4 million of non-cash charges related to excess furniture. All of the $3.7 million of restructuring charges recorded during 2004 were shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of the business segments.

In conjunction with the DCT license agreement signed during the fourth quarter of 2004, we notified an additional 9 employees that their positions were being eliminated. Severance and benefits charges for these 9 employees were included in the $2.6 million above. Another 24 employees were hired by the licensee of the DCT technology. This additional reduction in force of 33 employees brought the total reduction of employees to 141 positions or approximately 25% of our worldwide workforce as of September 26, 2004.

Of the $2.6 million in severance and benefits charges for the 117 regular and temporary personnel, $1.9 million was for 103 employees located in North America, $0.4 million was for 9 employees located in Asia and $0.3 million was for 5 employees located in Europe. The worldwide workforce reduction was across all business functions and across all levels of the Company. Of the 117 individuals worldwide, 14 employees worked on a transition basis into the first quarter of 2005 and one additional employee worked into the second quarter of 2005. Transition pay was not a part of the restructuring charges but rather was reported in normal operations as incurred. Separation pay was based on years of service and job level and included health insurance continuance payments. Separation payments, for most employees, were made after the last day of employment and after separation agreements had been signed by the employees except for those where continuous payments were legally required and for two other employees. The $2.6 million in severance and benefits costs recognized during 2004 included the costs associated with those employees whose positions were eliminated during 2004 and the ratable recognition of the severance and benefits costs paid to those employees who were on transition beyond the minimum retention period (60 days) as defined by SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”).

As part of the 2004 restructuring actions, we recorded a $0.4 million non-cash charge related to excess furniture that was no longer being utilized because of our downsizing. None of these charges was allocated to any of the business product segments. All but the $0.4 million of excess furniture charges was paid in cash.

During the second quarter of 2006, we released an excess reserve for $0.1 million associated with higher than expected proceeds from the sales of furniture.

During the third quarter of 2006, we released a minimal reserve, less than $0.1 million, due to adjustments of reserves for leases that have expired.

As of October 1, 2006, we have made $3.7million in cumulative cash payments related to the 2004 restructuring actions, of which $0.2 million was disbursed during 2006.

Remaining restructuring reserves of $0.1 million are included in our accrued restructuring charges as of October 1, 2006. Utilization of and other activity related to the 2004 restructuring reserves during the quarter ended October 1, 2006 are summarized below:

	Balance 7/2/06	Reversals	Utilized		Foreign Currency Changes	Balance 10/1/06
			Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2004 Restructuring Actions:
Lease termination costs (a)	179	(10)	(61)	—	—	108

Balance Sheet Breakout:
Accrued restructuring charges (a)	179	(10)	(61)	—	—	108

(a)	Amounts represent cash charges.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Utilization of and other activity relating to the 2004 restructuring charges during the nine months ended October 1, 2006 are summarized below:

	Balance 12/31/05			Utilized		Balance 10/1/06
		Addition	Reversals	Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2004 Restructuring Actions:
Severance and benefits (a)	—	14	—	(14)	—	—
Lease termination costs (a)	346	—	(10)	(228)	—	108
Furniture (b)	145	—	(145)	—	—	—

	491	14	(155)	(242)	—	108

Balance Sheet Breakout:
Accrued restructuring charges (a)	346	14	(10)	(242)	—	108
Fixed asset reserves (b)	145	—	(145)	—	—	—

	491	14	(155)	(242)	—	108

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Lease payments are being made on a continuous monthly basis; and of these facilities, the last sublease expires in 2008. We have subleased the facility for which our lease expires in 2008.

Lease

2003 Restructuring Actions

The $14.5 million of charges for the 2003 restructuring actions included $6.5 million for severance and benefits for 198 regular and temporary personnel worldwide, or approximately 25% of our worldwide workforce, $3.0 million to exit contractual obligations, $2.6 million to reimburse a strategic supplier for its restructuring expenses, $1.8 million for lease termination costs and $0.6 million related to excess furniture.

Of the $14.5 million recorded for the 2003 restructuring actions, $5.0 million was charged to cost of sales with the remaining $9.5 million being shown as restructuring expenses as a component of operating expenses. The $5.0 million charged to cost of sales included $2.6 million to reimburse a strategic supplier for its restructuring expenses and $2.4 million to exit a third-party Zip disk manufacturing agreement. This $5.0 million was charged to the Zip Products segment and the remaining $9.5 million was not allocated to any of the business segments.

Of the 198 individuals worldwide whose positions were identified for elimination in the third quarter of 2003, 42 employees worked on a transition basis into the fourth quarter of 2003, 7 employees worked on a transition basis into the first quarter of 2004, 4 employees worked on a transition basis into the second quarter of 2004 and 3 employees worked on a transition basis into the third quarter of 2004. The total amount of separation payments or liability for the 198 employees notified during 2003 was $6.7 million.

During 2004, we recorded $0.5 million of restructuring charges related to the ratable recognition of the severance and benefits costs to be paid to the employees who remained in transition into 2004. However, during the first quarter of 2004, we also released $0.3 million of estimated outplacement liabilities as employee usage of outplacement resources was less than originally estimated.

During 2005, we recorded an additional $1.1 million in restructuring charges related to the 2003 restructuring actions due to our inability to sublease a facility because of market conditions in Roy, Utah.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Remaining restructuring reserves of $0.2 million are included in our accrued restructuring charges and $0.1 million are included in our fixed asset reserves at October 1, 2006. Utilization of and other activity relating to the 2003 restructuring reserves during the quarter ended October 1, 2006 are summarized below:

	Balance 7/2/06		Utilized		Balance 10/1/06
		Reversals	Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2003 Restructuring Actions:
Severance and benefits (a)	2	(2)	—	—	—
Lease termination costs (a)	446	—	(222)	—	224
Furniture (b)	116	—	—	(1)	115

	564	(2)	(222)	(1)	339

Balance Sheet Breakout:
Accrued restructuring charges (a)	448	(2)	(222)	—	224
Fixed asset reserves (b)	116	—	—	(1)	115

	564	(2)	(222)	(1)	339

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Utilization of and other activity relating to the 2003 restructuring reserves during the nine months ended October l, 2006 are summarized below:

	Balance 12/31/05		Utilized		Balance 10/1/06
		Reversals	Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2003 Restructuring Actions:
Severance and benefits (a)	2	(2)	—	—	—
Lease termination costs (a)	885	—	(661)	—	224
Furniture (b)	117	—	—	(2)	115

	1,004	(2)	(661)	(2)	339

Balance Sheet Breakout:
Accrued restructuring charges (a)	887	(2)	(661)	—	224
Fixed asset reserves (b)	117	—	—	(2)	115

	1,004	(2)	(661)	(2)	339

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Lease payments are being made on a continuous monthly basis, and of these facilities, the last lease expires at the end of 2006.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2001 Restructuring Actions

During the third quarter of 2001, we recorded restructuring charges of $33.3 million. In the fourth quarter of 2001, we recorded a net reversal of $0.2 million with respect to the third quarter 2001 restructuring actions. The $33.3 million of restructuring charges recorded in the third quarter of 2001 included $17.4 million associated with exiting lease facilities – of which $9.8 million related to leasehold improvements, furniture and information technology asset write-downs and $7.6 million was associated with lease termination costs – and $15.9 million related to the reduction of 1,234 regular and temporary personnel worldwide, or approximately 37% of our worldwide workforce.

During 2004, we recorded an additional $0.7 million in restructuring charges for our Ireland facility due to continuing depressed real estate market conditions in Ireland. We were able to sublease this facility in the fourth quarter of 2004.

During 2005, we recorded an additional $0.3 million for U.S. lease termination costs because of us not being able to locate a subtenant as originally anticipated.

During the second quarter of 2006, we recorded an additional charge of $1.5 million for a change in sublease estimates due to poor market conditions in the Roy, Utah area for this type of facility.

Remaining restructuring reserves of $2.2 million are included in our accrued restructuring charges as of October 1, 2006. Utilization of the 2001 restructuring reserves during the quarter ended October 1, 2006 is summarized below:

	Balance 7/2/06	Additions	Utilized		Balance 10/1/06
			Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2001 Restructuring Actions:
Lease cancellations (a)	2,455	—	(231)	—	2,224
Leasehold improvements and furniture (b)	2	—	—	—	2

	2,457	—	(231)	—	2,226

Balance Sheet Breakout:
Accrued restructuring charges (a)	2,455	—	(231)	—	2,224
Fixed asset reserves (b)	2	—	—	—	2

	2,457	—	(231)	—	2,226

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Utilization of and other activity related to the 2001 restructuring reserves during the nine months ended October l, 2006 are summarized below:

	Balance 12/31/05	Additions	Utilized		Balance 10/1/06
			Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2001 Restructuring Actions:
Lease cancellations (a)	1,434	1,500	(710)	—	2,224
Leasehold improvements and furniture (b)	74	—	—	(72)	2

	1,508	1,500	(710)	(72)	2,226

Balance Sheet Breakout:
Accrued restructuring charges (a)	1,434	1,500	(710)	—	2,224
Fixed asset reserves (b)	74	—	—	(72)	2

	1,508	1,500	(710)	(72)	2,226

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Lease payments are being made on a continuous monthly basis, which our lease expires in 2009.

(6)	Commitments and Contingencies

Litigation

There are no material legal proceedings to which we are a party. We are involved in lawsuits and claims generally incidental to our business, none of which are expected to have a material impact on our results of operations, business or financial condition.

(7)	Stockholders’ Equity

Share-Based Compensation Plans

Stock Incentive Plan

Our 1997 Stock Incentive Plan (the “1997 Plan”) provides for the grant of incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory stock options (“NSOs”) and restricted stock awards. Under the 1997 Plan, we may grant options for up to 4,100,000 shares of Common Stock to our officers, key employees, directors, consultants and advisors. The exercise price of ISOs granted under the 1997 Plan may not be less than 100% of the fair market value at the date of grant; NSOs may be granted with exercise prices below the fair market value of our Common Stock as of the date of grant, subject to certain limitations. Options generally become exercisable in four or five equal annual installments, commencing approximately one year from the date of grant. The duration of options awarded under these plans may not exceed ten years from the date of grant, except for those options granted in non-U.S. jurisdictions, which can be granted with a term of up to eleven years.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Director Stock Option Plans

We have a 1995 Director Stock Option Plan (the “1995 Director Plan”) and a 2005 Director Stock Option Plan (the “2005 Director Plan”). The 1995 Director Plan expired on April 25, 2005 and no further options may be granted under this plan; however, all outstanding options under the 1995 Director Plan remain in effect. The 2005 Director Plan was approved by our shareholders to replace the 1995 Director Plan. Under the 2005 Director Plan, we may grant options for up to 500,000 shares of Common Stock. The 2005 Director Plan provides for the grant to each non-employee Director of our Company, upon his or her initial election as a Director, an option to purchase 20,000 shares of Common Stock. In addition to the initial option grant, each non-employee Director is granted an option to purchase 5,000 shares of Common Stock on the date of each Annual Meeting beginning with the 2006 Annual Meeting provided such optionee has been a Director for the preceding six months. All options granted under these plans are NSOs. All options generally become exercisable in four or five equal annual installments, commencing approximately one year from the date of grant, provided the holder continues to serve as a Director of our Company. Under these plans, the exercise price per share of the option is equal to the fair market value of our Common Stock on the date of grant of the option. Any options granted under these plans must be exercised no later than ten years from the date of grant.

All plans are described more fully in our 2005 Annual Report on Form 10-K.

Impact of the Adoption of SFAS 123r

See Note 1 for a description of our adoption of SFAS 123r on January 1, 2006. During the first quarter of 2006, we reduced our stock-based compensation by $0.1 million due to a change in the estimated forfeiture rate as required by SFAS 123r. The $0.1 million reduction of the stock-based compensation cost did not have a material impact upon the basic and diluted earnings per share calculation.

Determining Fair Value

Valuation and Amortization Method. We use the Black-Scholes option-pricing model to estimate the fair value of each option grant on the date of grant or modification. We amortize the fair value on an accelerated method for recognizing stock compensation expense over the vesting period of the option.

Expected Term. The expected term is the period of time that granted options are expected to be outstanding. We estimate the expected term based on historical patterns of option exercises, which we believe reflect future exercise behavior. We examined patterns in our historical data in order to ascertain if there were any discernable patterns of exercises for demographic characteristics (such as geographic, job level, plan and significantly out of the money exercise prices). Due to the current level of stock prices, we have excluded historical data that was significantly out of the money in determining our expected term.

Expected Volatility. We calculate volatility by using the historical stock prices going back over the estimated life of the option.

Risk-Free Interest Rate. We base the risk-free interest rate used in the Black-Scholes option-valuation model on the market yield in effect at the time of option grant provided from the Federal Reserve Board’s Statistical Releases and Historical Publications from the Treasury constant maturities rates for the equivalent remaining terms.

Dividends. We do not have plans to pay cash dividends in the future. Therefore, we use an expected dividend yield of zero in the Black-Scholes option-valuation model.

Forfeitures. SFAS 123r requires us to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. We use historical data to estimate pre-vesting option forfeitures and record share-based compensation expense only for those awards that are expected to vest. In calculating the forfeiture rates used in the Black-Scholes option-valuation model, we have excluded options that were significantly out of the money, primarily because they relate to older, fully vested awards.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

We used the following assumptions to estimate the fair value of options granted for the quarter and nine months ended October 1, 2006 and October 2, 2005:

	For the Quarter Ended		For the Nine Months Ended
Assumption	Oct. 1, 2006	Oct. 2, 2005	Oct. 1, 2006	Oct. 2, 2005
Average expected term (in years)	3.9	3.4	3.9	3.4
Expected stock price volatility	47%	44%	56%	45%
Risk-free interest rate (range)	4.6-4.9%	3.7-4.0%	4.3-5.1%	3.6-4.0%
Expected dividends	Zero	Zero	Zero	Zero
Forfeiture rate	27%	18%	27%	18%

Stock Option Activity and Share-Based Compensation Expense

The following table presents the aggregate options granted, exercised and forfeited under all stock option plans at October 1, 2006 and their respective weighted average exercise prices and certain weighted average fair values:

	Shares	Weighted Average Exercise Price
	000’s	$
Outstanding at beginning of year	3,028	4.63
Granted(1)	1,455	2.94
Exercised	(220)	1.89
Forfeited/Cancelled/Expired(2)	(1,178)	4.95

Outstanding at end of quarter(3)	3,085	3.91

Options exercisable at quarter-end	697	6.79

(1)	The weighted average fair value of options granted was $1.16 for the quarter ended October 1, 2006 and $1.40 for the nine months ended October 1, 2006.
(2)	The weighted average fair value of options forfeited / cancelled / expired during the nine months ended October 1, 2006 was $1.55.
(3)	The weighted average exercise prices of all stock options outstanding include the effects of the $5.00 per share adjustment to stock options that were outstanding under the 1997 Plan and the 1995 Director Plan in fiscal 2003.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The following table summarizes information about awards outstanding under all stock option plans October 1, 2006:

	Outstanding				Exercisable
Range of Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Prices	Aggregate Intrinsic Value	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Prices	Aggregate Intrinsic Value
	000’s			000’s	000’s			000’s
$0.03 to $ 2.48	394	8.6 years	2.38	$113	100	8.2 years	2.31	$36
$2.62 to $ 3.87	1,985	9.4 years	2.95	1	141	7.3 years	3.08	—
$4.42 to $ 6.00	458	7.7 years	4.67	—	223	7.7 years	4.68	—
$6.26 to $ 9.30	99	5.4 years	8.46	—	85	5.1 years	8.80	—
$9.50 to $ 14.22	85	3.8 years	13.74	—	84	3.8 years	13.74	—
$14.38 to $ 41.25	64	2.5 years	17.47	—	64	2.5 years	17.47	—
	3,085	8.6 years	3.91	114	697	6.4 years	6.79	36

We defined “in-the-money” options at October 1, 2006 as options that had exercise prices that were lower than the $2.67 average closing market price of our Common Stock for the nine months ended October 1, 2006. The aggregate intrinsic value of options outstanding at October 1, 2006 is calculated by taking the difference between the exercise price of the underlying options and the market price of our Common Stock for the 410,168 shares that were in-the-money at that date. There were 151,668 in-the-money options exercisable at October 1, 2006. The total intrinsic value of options exercised during the quarter and the nine months ended October 1, 2006 was immaterial.

At October 1, 2006, our non-vested stock awards totaled 2,387,450 and had a weighted average grant date fair value of $1.30. At December 31, 2005, our non-vested stock awards totaled 2,133,677 and had a weighted average grant date fair value of $1.01. At October 1, 2006, options that vested during the last nine months totaled 296,102 and had a weighted average fair value of $1.45.

Our total net share-based compensation expense for stock options was $0.3 million and $0.5 million for the quarter and the nine months ended October 1, 2006, respectively. The total tax benefit related to this share-based compensation was immaterial for the quarter and nine months ended October 1, 2006. The total net share-based compensation expense for the quarter and nine months ended October 1, 2006 was recorded in selling, general and administrative expenses in the condensed consolidated statement of operations.

As of October 1, 2006, there was $2.0 million of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under all equity compensation plans. Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures. We expect to recognize that cost over a weighted average period of 3.2 years.

Cash received from option exercises under all share-based payment arrangements was approximately $0.4 million for the quarter and nine months ended October 1, 2006. The actual tax benefits that we realized related to tax deductions for non-qualified option exercises and disqualifying dispositions under all share-based payment arrangements were immaterial for the quarter and nine months ended October 1, 2006.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(8)	Other Matters

Other Intangible Assets

At October 1, 2006, we had $1.1 million in net intangible assets, all of which are subject to amortization. Our intangible assets include the OfficeScreen Trade name and technology, and customer and vendor relationships obtained through the CSCI, Inc. acquisition. Intangible assets are amortized using the straight-line method over the estimated useful life of the asset, subject to periodic review for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Amortization expense was less than $0.1 million for quarter ended October 1, 2006 and $0.5 million for the quarter ended October 2, 2005. Amortization expense was $0.7 million for the nine months ended October 1, 2006 and $1.6 million for the nine months ended October 2, 2005. Amortization expense for each of the next five fiscal years is anticipated to be less than $0.1 million for the remainder of 2006, approximately $0.2 million each year from 2007 through 2010, $0.1 million in 2011 and $0.1 million thereafter. As of October 1, 2006, the weighted average useful life of our intangible assets is approximately 5.9 years.

The following table presents the other intangible assets and associated accumulated amortization for all periods presented:

	Oct. 1, 2006	Dec. 31, 2005
	$	$
	(In thousands)
Other Intangible Assets:
Gross value(1)	1,127	8,791
Accumulated amortization(1)	(34)	(8,095)

Net intangible assets	1,093	696

(1)	During the second quarter of 2006, a technology license expired and was retired.

Goodwill Impairment

We have performed the interim impairment test due to indications of impairment as required under FASB Statement No. 142, “Goodwill and Other Intangible Assets” and have determined that our goodwill associated with the Zip product line, was impaired at October 1, 2006. This test compares our Zip specific assets to the estimated future, discounted cash flows to determine if these cash flows will cover the assets. The estimated discounted, future cash flows were not adequate to cover the carrying value of Zip goodwill as of October 1, 2006. As a result, impairment charges of $2.5 million and $7.9 million were recorded as a separate component of operating expenses for the quarter and nine months ended October 1, 2006, respectively. We also anticipate additional non-cash, goodwill impairment charges as the expected future Zip cash flows continue to decline.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS:

Overview

We design and market products and provide services that help our customers store and protect their valuable digital information. Our reportable segments are based primarily on the nature of our products and include Consumer Storage Solutions (“CSS”) Products, Zip® Products, REV® Products, Network Storage Systems (“NSS”) Products, Services and Other Products.

The CSS Products segment involves the worldwide distribution and sale of various storage devices including external hard drives (“HDD”), CD-RW drives, DVD rewritable drives, Mini USB flash drives and external floppy disk drives. The Zip Products segment involves the distribution and sale of Zip drives and disks to retailers, distributors, resellers and OEMs. We have ceased selling Zip drives to distributors or resellers in the European Union (“EU”) as of July 1, 2006, in the wake of the Restriction of Hazardous Substances (“RoHS”) initiative. Notwithstanding RoHS, our distributors and resellers are permitted and expected to continue to sell Zip products from their inventories. Sales of Zip disks will continue worldwide, including the European Union. The REV Products segment involves the development, distribution and sale of REV products to retailers, distributors, OEMs and resellers throughout the world. The NSS Products segment consists primarily of the development, distribution and sale of network attached storage servers and Network HDD drives in the entry-level and low-end network attached storage market. The Services segment consists of the operations of CSCI, Inc., including OfficeScreen solutions, systems integration and Iomega services such as iStorage. We acquired CSCI, Inc. in August of 2006. CSCI’s OfficeScreen managed security services include managing firewalls, VPNs and providing remote access for small businesses. The Other Products segment consists of license and patent fee income (not assigned to specific products) and products that have been discontinued or are otherwise immaterial, including Jaz disks and Iomega software products such as Iomega Automatic Backup software and other miscellaneous products.

Since 1996, the Zip Products segment has been the largest contributor to our product operating income. As the Zip business has approached the end of its product life cycle, we have been trying to find other profitable sources of revenue to replace the declining high gross margin Zip revenue. In recent years, we have invested significant efforts and dollars on the development of the first and second generation REV products, which were launched in the second quarter of 2004 and July of 2006, respectively. In the second and third quarters of 2006, sales of REV products exceeded Zip product sales, however, REV products have continued to lose money. However, the REV products only lost $0.4 million in the third quarter of 2006. The REV 70 Backup Drive doubles the capacity of our first generation REV products, resulting in 70GB of native capacity and up to 140GB of compressed capacity.

In other efforts to replace the declining Zip business, we have launched and attempted to expand our CSS and NSS businesses. Sales of the CSS business segment exceeds Zip product sales. However, our CSS business segment has not been profitable at the product operating income level. The NSS segment was only slightly profitable for the quarters ended July 2, 2006 and October 1, 2006.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

As part of an ongoing effort to return to profitability, we announced a restructuring plan on April 27, 2006, which was implemented in the second and third quarters of 2006. The restructuring plan was part of an effort to reduce costs and simplify our organizational structure. We anticipate $20 million to $25 million in annual savings from these restructuring actions compared to the first quarter 2006 run rates. In addition, we released new HDD products and made changes to our HDD product supply chain to reduce the cost of these products to allow us to be more competitive in the market place. Although we still lost money on our CSS segment, we experienced significant improvements to our CSS product operating losses due to the new products, supply chain changes and other cost reductions.

During the first quarter of 2006, we established certain business goals to: (1) complete development of and launch the higher capacity, next generation REV products; (2) improve HDD product gross margins through sourcing changes, new products and other cost reductions; (3) focus on growing our REV product sales through system integrator programs to generate awareness, server OEM transactions and adoption in targeted vertical markets such as the professional audio/video market and (4) evaluate other strategic opportunities in the small business market segment to facilitate long term growth.

During 2006, we have made steady progress toward these goals with the cost reductions associated with the April restructuring actions, the launch of our new REV 70 Backup Drive in July, the launch of newly designed lower cost external HDD products in August and the acquisition of CSCI, Inc., a provider of managed services to small businesses, in August. Notwithstanding these accomplishments, there can be no assurance that we will achieve or be able to sustain these results.

Application of Critical Accounting Policies

Areas where significant judgments occur include, but are not limited to: revenue recognition, price protection and rebate reserves, inventory valuation reserves, tax valuation allowances and impairment of goodwill. Actual results could differ materially from these estimates. For a more detailed explanation of the judgments included in these areas, refer to our Annual Report on Form 10-K for the year ended December 31, 2005. Our critical accounting policies have not changed materially since December 31, 2005.

Seasonality

Our CSS business is typically strongest during the fourth quarter. Our European sales are typically weakest during the summer months due to holidays. There can be no assurance that any historic sales patterns will continue and, as a result, sales for any prior quarter are not necessarily indicative of the sales to be expected in any future periods.

Results of Operations

Our net income for the quarter ended October 1, 2006 was $0.9 million, or $0.02 per diluted share, compared with a net loss of $12.3 million, or ($0.24) per share, for the quarter ended October 2, 2005.

Our net loss for the nine months ended October 1, 2006 was $13.7 million, or ($0.26) per share, compared with a net loss of $24.6 million, or ($0.48) per share, for the nine months ended October 2, 2005.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Sales

As shown in the table below, total sales for the quarter ended October 1, 2006 declined over the prior year due to lower Zip product sales, partially offset by higher CSS and Business Products sales. All prior period amounts have been reclassified to reflect the Network HDD drives classification change from the CSS segment in the Consumer Products category to NSS segment and the classification change of Iomega services from Other Products to the Services segment under the Business Products category.

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales:
Consumer Products:
Consumer Storage Solutions	30,317	26,049	4,268	16
Zip Products	6,245	14,868	(8,623)	(58)

Total Consumer Products	36,562	40,917	(4,355)	(11)

Business Products:
REV Products	11,201	10,255	946	9
Network Storage Systems	4,473	4,336	137	3
Services	1,254	124	1,130	911

Total Business Products	16,928	14,715	2,213	15

Other Products	105	220	(115)	(52)

Total Sales	53,595	55,852	(2,257)	(4)

Zip product sales continued their expected decline for the quarter ended October 1, 2006, both in terms of units and sales dollars. The $4.3 million higher CSS sales resulted from $10.3 million of higher HDD drives partially offset by $2.8 million of lower Optical products, $2.7 million of lower Mini USB flash drive and $0.5 million of lower floppy external drive sales. The sales decreases for Optical, Mini USB flash and floppy external drives were primarily as a result of our third quarter 2005 decision to discontinue certain unprofitable SKUs in these product lines and to focus our efforts on HDD products.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our sales by region for the quarters ended October 1, 2006 and October 2, 2005 are shown in the table below:

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales Dollars:
Americas
(includes Latin America)	24,282	30,094	(5,812)	(19)
Europe	26,697	21,247	5,450	26
Asia Pacific	2,616	4,511	(1,895)	(42)

Total	53,595	55,852	(2,257)	(4)

Percent of Total Sales:
Americas
(includes Latin America)	45%	54%
Europe	50%	38%
Asia Pacific	5%	8%

Total	100%	100%

The decrease in sales dollars in the Americas was primarily due to lower Zip and CSS (Optical and Mini USB flash drive) product sales partially offset by an increase in NSS product sales. The increase in sales dollars in Europe was primarily due to higher CSS (HDD) and REV product sales, partially offset by lower Zip product sales. The decrease in sales dollars in the Asia Pacific region was primarily due to lower CSS, NSS and Zip product sales.

As shown in the table below, total sales for the nine months ended October 1, 2006 declined primarily due to lower Zip and CSS product sales, and to a lesser extent, Business Products sales. All prior period amounts have been reclassified to reflect the Network HDD drives classification change from the CSS segment in the Consumer Products category to the NSS segment and the classification change of Iomega services from Other Products to the Services segment under the Business Products category.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales:
Consumer Products:
Consumer Storage Solutions	81,999	93,213	(11,214)	(12)
Zip Products	25,681	51,791	(26,110)	(50)

Total Consumer Products	107,680	145,004	(37,324)	(26)

Business Products:
REV Products	30,869	33,489	(2,620)	(8)
Network Storage Systems	12,724	14,665	(1,941)	(13)
Services	1,515	456	1,059	232

Total Business Products	45,108	48,610	(3,502)	(7)

Other Products	540	862	(322)	(37)

Total Sales	153,328	194,476	(41,148)	(21)

Zip product sales continued their expected decline for the nine months ended October 1, 2006, in terms of both units and sales dollars. The $11.2 million lower CSS product sales resulted from $13.9 million of lower Optical product, $11.6 million of lower Mini USB flash drive and $2.4 million of lower floppy external drive sales, partially offset by $16.7 million of higher HDD product sales. The sales decreases for Optical, Mini USB flash and floppy external drives were primarily a result of our third quarter 2005 decision to discontinue certain unprofitable SKUs in these product lines and to focus our efforts on HDD products.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our sales by region for the nine months ended October 1, 2006 and October 2, 2005 are shown in the table below:

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales Dollars:
Americas
(includes Latin America)	68,329	96,744	(28,415)	(29)
Europe	75,713	83,550	(7,837)	(9)
Asia Pacific	9,286	14,182	(4,896)	(35)

Total	153,328	194,476	(41,148)	(21)

Percent of Total Sales:
Americas
(includes Latin America)	45%	50%
Europe	49%	43%
Asia Pacific	6%	7%

Total	100%	100%

The decrease in sales dollars in the Americas was primarily due to lower Zip, CSS and REV product sales. The decrease in sales dollars in Europe was primarily from lower Zip, Optical, Mini USB flash drive and Floppy drive product sales, offset by higher HDD and REV product sales. The decrease in sales dollars in the Asia Pacific region was primarily due to lower Zip, Optical, Mini USB flash drive, Floppy drive and REV product sales.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Gross Margin

Our gross margin details for the quarters ended October 1, 2006 and October 2, 2005 are shown in the table below:

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Total Gross Margin (dollars)	12,216	10,962	1,254	11

Total Gross Margin (%)	22.8%	19.6%

Total gross margin dollars for the quarter ended October 1, 2006 increased due to higher CSS, REV product and NSS gross margin dollars. These improvements more than offset the reduction in Zip revenue and that product’s higher gross margin.

The CSS product gross margins increased slightly in terms of dollars and percentage during the quarter ended October 1, 2006, primarily due to the release of new HDD products and improvements in material costs and lower variable overhead costs, resulting from the supply chain improvement.

The Zip product gross margin percentage increased slightly during the quarter ended October 1, 2006 due to a higher mix of Zip disks, which have a higher gross margin percentage and cost reductions. Total Zip product gross margin dollars decreased due to lower Zip product sales.

The REV product gross margins increased in terms of dollars and percentage for the quarter ended October 1, 2006. The improvement was a result of the release of the REV 70 Backup Drive and lower variable spending in the third quarter of 2006 and inventory charges recorded in the third quarter of 2005.

The NSS product gross margins improved in terms of dollars and percentage due to a better product mix and lower material costs for the quarter ended October 1, 2006.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our gross margin details for the nine months ended October 1, 2006 and October 2, 2005 are shown in the table below:

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Total Gross Margin (dollars)	30,810	40,992	(10,182)	(25)

Total Gross Margin (%)	20.1%	21.1%

Total gross margin dollars for the nine months ended October 1, 2006 decreased primarily due to lower overall sales and a lower proportion of Zip product sales. The gross margin percentage declined slightly due to a lower proportion of Zip product sales, partially offset by higher NSS and CSS margin percentages.

CSS product gross margins dollars improved for the nine months ended October 1, 2006 due to higher overall sales, lower inventory adjustments and lower overhead costs related to the restructuring actions taken to reduce costs. The CSS product gross margin percentage for the nine months ended October 1, 2006 due to lower inventory adjustments and lower overhead costs related to the restructuring actions taken to reduce costs.

Zip product gross margin dollars decreased for the nine months ended October 1, 2006 when compared to the nine months ended October 2, 2005, primarily as a result of lower Zip product sales. The Zip product gross margin percentage increased from 50% for the nine months ended October 2, 2005 to 56% for the nine months ended October 1, 2006.

The REV product gross margins declined slightly in terms of dollars for the nine months ended October 1, 2006, primarily due to a higher inventory charges and slightly lower product sales in 2006. The gross margin percentage remained unchanged.

The NSS gross margin dollars increased slightly during the nine months ended October 1, 2006 primarily due to higher NSS product sales. The NSS gross margin percentage improved during the nine months ended October 1, 2006 primarily from lower overhead expenses and higher margin product mix.

Future gross margin percentages will depend on a wide variety of factors, including those discussed in the section entitled, “Risk Factors” in Item 1A of Part II in this Form 10-Q filing. We can provide no assurance that we will be able to improve or maintain gross margins in any subsequent quarter or year.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Product Segment Operating Income (Loss)

We no longer measure our product segment performance based on product profit margin. Effective January 1, 2006, we evaluate such performance based on product operating income. Product operating income is defined as sales and other income related to a segment’s operations, less both fixed and variable product costs, and direct and allocated operating expenses. Operating expenses are charged to the product segments on a direct basis or as a percentage of sales. When such costs and expenses exceed sales and other income, this is referred to as a product operating loss. The accounting policies of the product segments are the same as those described in Note 1. Intersegment sales, eliminated in consolidation, are not material. Non-allocated operating expenses include restructuring charges and certain extraordinary costs.

The information in the following table was derived directly from our internal segments’ financial information used for corporate management purposes. All prior period amounts have been reclassified to match the 2006 Product Operating Income presentation and to reflect the Network HDD drives and Services classification changes.

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(1,744)	(6,173)	4,429	72
Zip Products	767	3,320	(2,553)	(77)

Total Consumer Products	(977)	(2,853)	1,876	66

Business Products:
REV Products	(367)	(3,165)	2,798	88
Network Storage Systems	464	(889)	1,353	152
Services	(53)	33	(86)	(261)

Total Business Products	44	(4,021)	4,065	101

Other Products	75	1,001	(926)	(93)

Restructuring (charges) reversals	211	(6,579)	6,790	103

Total Operating Loss	(647)	(12,452)	11,805	95

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The CSS product operating loss as a percentage of CSS product sales decreased to a negative 6% for the quarter ended October 1, 2006 from a negative 24% for the quarter ended October 2, 2005. The lower CSS product segment operating loss was primarily a result of the release of new HDD products, supply chain changes made in the third quarter of 2006 and other cost reductions.

The decrease in Zip product operating income resulted primarily from the $2.5 million non-cash, goodwill impairment charge. Zip product operating income as a percentage of Zip product sales decreased to 12% for the quarter ended October 1, 2006 from 22% for the quarter ended October 2, 2005 due to the goodwill impairment charge. We anticipate future volatility in Zip product operating income as the segment reaches the end of its life cycle. We also anticipate additional non-cash, goodwill impairment charges as the expected future Zip cash flows continue to decline. There is $3.8 million of goodwill related to the Zip product line remaining on the balance sheet at October 1, 2006.

The REV product operating loss as a percentage of REV product sales was a negative 3% for the quarter ended October 1, 2006 compared to a negative 31% for the quarter ended October 2, 2005. The lower REV product operating loss for the quarter ended October 1, 2006 resulted primarily from improved gross margins and a reduction in research and development and other operating expenses as a result of restructuring actions.

The NSS product operating income as a percentage of NSS product sales improved to a positive 10% for the quarter ended October 1, 2006 compared with a negative 21% of product sales for the quarter ended October 2, 2005. The NSS product operating income for the quarter ended October 1, 2006 resulted primarily from a better mix of higher margin products, lower selling and marketing expenses, and lower general and administrative expenses.

Other Products product operating income decreased for the quarter ended October 1, 2006 compared to the quarter ended October 2, 2005, primarily from the sale of certain patents in the third quarter of 2005.

Our product operating income (loss) details for the nine months ended October 1, 2006 and October 2, 2005 are shown in the table below. All prior period amounts have been reclassified to match the 2006 Product Operating Income presentation and to reflect the Network HDD drives and Services classification changes.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(11,666)	(21,449)	9,783	46
Zip Products	1,874	14,750	(12,876)	(87)

Total Consumer Products	(9,792)	(6,699)	(3,093)	(46)

Business Products:
REV Products	(5,742)	(10,556)	4,814	46
Network Storage Systems	884	(1,977)	2,861	145
Services	174	96	78	81

Total Business Products	(4,684)	(12,437)	7,753	62

Other Products	1,011	1,428	(417)	(29)

Non-Restructuring charge	(995)	—	(995)	(100)

Restructuring charges	(4,358)	(6,773)	2,415	36

Total Operating Loss	(18,818)	(24,481)	5,663	23

CSS product operating loss as a percentage of CSS product sales improved to a negative 14% for the nine months ended October 1, 2006 from a negative product operating loss of 23% of product sales for the nine months ended October 2, 2005. The lower CSS product operating loss percentage resulted primarily from improved gross margins, lower selling and marketing expenses, lower general and administrative expenses and benefited from $0.7 million of releases of certain accruals, based on changes in estimates, relating to freight accruals and marketing program utilizations. The nine months ended October 2, 2005 included a $1.5 million benefit from a change in estimated copyright royalty accruals in Europe.

The decrease in Zip product operating income resulted primarily from lower Zip product sales and the $7.9 million of non-cash, goodwill impairment charges recorded in 2006. Zip product operating income as a percentage of Zip product sales decreased to 7% for the nine months ended October 1, 2006 from 28% for the nine months ended October 2, 2005 primarily due to the goodwill impairment charges, partially offset by improved gross margin percentage and lower costs related to the restructuring and other cost reductions.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The REV product operating loss as a percentage of REV product sales improved to a negative 19% for the nine months ended October 1, 2006 compared to a negative 32% for the nine months ended October 2, 2005. The lower REV product operating loss for the nine months ended October 1, 2006 resulted primarily from lower research and development expenses and selling and marketing expenses.

The NSS product operating income as a percentage of NSS product sales improved to a positive 7% for the nine months ended October 1, 2006, compared to a negative 13% of product sales for the nine months ended October 2, 2005. The NSS product operating income for the nine months ended October 1, 2006 resulted primarily from lower selling and marketing expenses and a higher gross margin percentage. Other Products product operating income decreased for the nine months ended October 1, 2006 compared to the nine months ended October 2, 2005, primarily related to the benefit from the sale of certain patents recorded in the prior year.

The non-restructuring charge, primarily related to severance costs associated with our former Chief Executive Officer, was not allocated to the product lines.

Operating Expenses

The table below shows the details of and the changes in operating expenses for the quarters ended October 1, 2006 and October 2, 2005.

	For the Quarter Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Operating Expenses:
Selling, general and administrative	8,216	14,173	(5,957)	(42)
Research and development	1,904	3,195	(1,291)	(40)
Restructuring charges (reversals)	(211)	6,579	(6,790)	(103)
Goodwill impairment charge	2,513	—	2,513	100
License and patent fee income	—	(889)	889	100
Bad debt expense	441	356	85	24

Total Operating Expenses	12,863	23,414	(10,551)	(45)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The table below shows the details of and changes in operating expenses for the nine months ended October 1, 2006 and October 2, 2005.

	For the Nine Months Ended
	Oct. 1, 2006	Oct. 2, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Operating Expenses:
Selling, general and administrative	31,308	48,784	(17,476)	(36)
Research and development	6,946	11,153	(4,207)	(38)
Restructuring charges	4,358	6,773	(2,415)	(36)
Goodwill impairment charges	7,935	—	7,935	100
License and patent fee income	(1,085)	(1,301)	216	(17)
Bad debt expense	166	64	102	159

Total Operating Expenses	49,628	65,473	(15,845)	(24)

Selling, General and Administrative Expenses

The decrease in selling, general and administrative expenses for the quarter ended October 1, 2006 compared to the quarter ended October 2, 2005 reflected lower costs resulting primarily from the 2006 restructuring actions and other cost reductions. Selling, general and administrative expenses decreased as a percentage of sales to 15% for the quarter ended October 1, 2006, compared to 25% for the quarter ended October 2, 2005 due to the above cost savings actions.

The decrease in selling, general and administrative expenses for the nine months ended October 1, 2006 compared to the nine months ended October 2, 2005 reflected lower costs resulting primarily from the 2006 and 2005 restructuring actions and other cost reductions. The nine months ended October 1, 2006 also included $1.0 million for severance-related costs associated with our former Chief Executive Officer. Selling, general and administrative expenses also decreased as a percentage of sales to 20% for the nine months ended October 1, 2006, compared to 25% for the nine months ended October 2, 2005 due to the 2006 and 2005 restructuring actions and other cost reductions.

Research and Development Expenses

Lower research and development expenses for the quarter and nine months ended October 1, 2006 compared to October 2, 2005 reflected lower development expenses on REV products. Research and development expenses decreased as a percentage of sales to 4% for the quarter ended October 1, 2006 compared to 6% for the quarter ended October 2, 2005 and decreased to 5% for the nine months ended October 1, 2006, compared to 6% for the nine months ended October 2, 2005.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Goodwill Impairment Charges

For the quarter ended October 1, 2006, operating expenses included a non-cash impairment charge for $2.5 million relating to Zip goodwill.

For the nine months ended October 1, 2006, operating expenses included non-cash impairment charges totaling $7.9 million relating to Zip goodwill.

These charges were recorded as a result of quarterly impairment tests due to declining Zip sales, profits and estimated future cash flows as Zip products reach the end of their lifecycles. We also anticipate additional non-cash, goodwill impairment charges as the expected future Zip cash flows continue to decline. There is $3.8 million of goodwill related to Zip remaining on the balance sheet at October 1, 2006.

License and Patent Fee Income

There was no license and patent fee income in the third quarter of 2006. For the quarter ended October 2, 2005, license and patent fee income of $0.9 million was recognized from an intellectual property license agreement entered into in the second quarter of 2004.

For the nine months ended October 1, 2006, license and patent fee income of $1.1 million was recognized from the sale of certain patents. For the nine months ended October 2, 2005, license and patent fee income totaling $1.3 million was recognized for two intellectual property license agreement entered into in the second quarter of 2004 and the other entered into in the second quarter of 2005.

Bad Debt Expense

For the quarter ended October 1, 2006, the bad debt expense of $0.4 million remained relatively flat when compared to the bad debt expense for the quarter ended October 2, 2005.

For the nine months ended October 1, 2006, the bad debt expense of $0.2 million increased by $0.1 million compared to a bad debt expense of $0.1 million for the nine months ended October 2, 2005.

Restructuring Charges

During the first quarter of 2006, we recorded restructuring charges of $0.3 million for severance and benefits associated with the termination of management employees as we began reorganizing our Company from a focus on autonomous geographic regions and products to a simplified functional organization. This reorganization resulted in the elimination of some management positions and material changes in responsibilities in other management positions.

During the second quarter of 2006, we recorded net restructuring charges of $4.3 million of which $1.5 million related to the 2001 restructuring actions; a $0.1 million release related to the 2004 restructuring actions and $2.9 million related to the 2006 restructuring actions.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The $1.5 million restructuring charge related to the 2001 actions was for a change in sublease estimates due to poor market conditions in the Roy, Utah area for this type of facility.

The $0.1 million release associated with the 2004 restructuring actions was related to an excess reserve associated with higher than expected proceeds from the sales of furniture.

Of the $2.9 million of 2006 restructuring charges, $2.7 million was cash charges for severance and benefits for approximately 90 personnel worldwide who were notified during the second quarter of 2006 that their positions were being eliminated, $0.1 million for miscellaneous IT contracts and licenses and $0.1 million for excess building assets associated with the shutdown of the Toronto, Canada facility.

During the third quarter of 2006, we recorded a restructuring benefit of $0.2 million primarily related to the 2006 and 2005 restructuring actions.

During the first quarter of 2005, we recorded restructuring charges of $0.2 million related to the ratable recognition of severance and benefits for those employees that remained on transition under the 2004 restructuring actions.

During the second quarter of 2005, we had a net release of less than $0.1 million related to excess severance and benefits from the 2004 restructuring actions.

During the third quarter of 2005, we recorded total restructuring charges of $6.6 million of which $4.9 millions related to the 2005 restructuring actions, $0.3 million related to the 2004 restructuring actions, $1.1 million related to the 2003 restructuring actions and $0.3 million related to the 2001 restructuring actions.

Interest Income

Interest income of $0.7 million for the quarter ended October 1, 2006 was relatively flat with the third quarter ended October 2, 2005. Higher interest rates were offset by lower cash balances.

Interest income of $2.3 million for the nine months ended October 1, 2006 increased by $0.6 million from the nine months ended October 2, 2005. The increase for the nine months ended October 1, 2006 resulted from higher interest rates, partially offset by lower cash balances.

Interest Expense and Other Income (Expense), Net

Interest expense and other income (expense), net was a net other income of $1.0 million for the quarter ended October 1, 2006 compared to a net other expense of $0.1 million for the quarter ended October 2, 2005. The net other income resulted primarily from a $1.1 million gain recorded from releasing liabilities associated with the dissolution of a European subsidiary, which ceased operations in 1999.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Interest expense and other income (expense), net was a net other income of $0.9 million for the nine months ended October 1, 2006 compared to a net other expense of $1.8 million for the nine months ended October 2, 2005. The improvement resulted primarily from a $1.1 million gain recorded from releasing liabilities associated with the dissolution of a European subsidiary which ceased operations in 1999, foreign currency gains for the nine months ended October 1, 2006 compared to foreign currency losses in the nine months ended October 2, 2005 and lower bank charges, partially offset by a $0.5 million charge recorded for an uncollectible VAT receivable from a former customer in Europe in the second quarter of 2006.

Income Taxes

For the quarter ended October 1, 2006, we recorded a net income tax provision of $0.2 million on pre-tax income of $1.1 million. This tax provision is primarily comprised of taxes provided on foreign earnings and foreign capital taxes, partially offset by a release of the deferred tax liability resulting from the goodwill impairment charge recognized.

For the quarter ended October 2, 2005, we recorded an income tax benefit of $0.4 million on a pre- tax loss from continuing operations of $11.9 million. The statutory tax benefit of $4.2 million, resulting from operating losses, was entirely offset by a tax charge to increase the valuation allowance. The net tax provision of $0.4 million was comprised primarily of foreign taxes.

For the nine months ended October 1, 2006, we recorded an income tax benefit of $2.0 million on a pre-tax loss of $15.7 million. This tax benefit is primarily comprised of a release of the deferred tax liability resulting from the goodwill impairment charges recognized and minor adjustments to the estimated foreign income taxes due to the filing of actual tax returns, offset by the accrual of taxes on foreign income and capital taxes.

For the nine months ended October 2, 2005, we recorded an income tax benefit of $0.2 million on a pre-tax loss from continuing operations of $24.6 million. The statutory tax benefit of $8.6 million, resulting from operating losses, was entirely offset by tax charges to increase the valuation allowance. The net tax benefit of $0.2 million was comprised of $0.8 million in provision for foreign taxes, primarily Swiss withholding taxes, and a $1.0 million benefit of various adjustments related to deferred taxes.

We have recorded foreign tax contingencies related to items in various countries, which are included in “other accrued liabilities” and in “deferred income taxes” in the condensed consolidated balance sheets. These reserve balances will be adjusted to the extent that these items are settled for amounts different than the amounts recorded. The amount included in “other accrued liabilities” at October 1, 2006 related to such foreign tax contingencies and related interest accruals was $13.7 million.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Liquidity and Capital Resources

Details of our total cash, cash equivalents and temporary investments are shown in the table below:

	Oct. 1, 2006	Dec. 31, 2005	Change	Change
	$	$	$	%
	(In thousands, except %)
Total cash, cash equivalents and temporary investments for the U.S. entity(1)	13,199	7,199	6,000	83
Total cash, cash equivalents and temporary investments for non-U.S. entities(2)	56,617	88,800	(32,183)	(36)
Total consolidated cash, cash equivalents and temporary investments	69,816	95,999	(26,183)	(27)

Working capital	66,778	77,344	(10,566)	(14)

(1)	During the second quarter, we declared an intercompany dividend of $16.5 million to move money to the U.S.
(2)	Of the $56.6 million in total cash, cash equivalents and temporary investments for non-U.S. entities, $0.1 million was restricted at October 1, 2006. At December 31, 2005, $0.3 million of the non-U.S. entity cash was restricted.

On average, we anticipate incurring taxes of approximately 5% or less on cash balances repatriated to the U.S.

For the nine months ended October 1, 2006, cash used by operations amounted to $21.1 million. The primary uses of cash from operations for the nine months ended October 1, 2006 were operating losses, $5.3 million for restructuring disbursements, $4.3 million for the acquisition of CSCI, Inc., and changes in other current assets and current liabilities as described below.

Trade receivables decreased in the nine months ended October 1, 2006, due to lower overall sales. Days sales outstanding (“DSO”) in receivables increased from 37 days at December 31, 2005 to 50 days at October 1, 2006. DSO increased primarily due to the timing of sales. Inventories increased during the nine months ended October 1, 2006 primarily in the HDD product line due to the new lower cost supply chain whereby the majority of HDD products are fully assembled in Asia, partially offset by lower Zip inventory.

Accounts payable decreased due to lower purchases reflecting the lower sales volumes and an increased effort to reduce operating costs.

Additional paid in capital decreased primarily due to the issuance of treasury shares related to the acquisition of CSCI, Inc.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our goal is to reverse the negative cash flows from operations through the implementation of the 2006 restructuring actions and other cost reductions, improving the financial results of the CSS business, in particular HDD, improving REV product sales and margins and managing the Zip Products business for cash flow. Although we have made significant progress on all these initiatives, we can give no assurance that this progress is sustainable long term.

We believe that our balance of total unrestricted cash, cash equivalents and temporary investments will be sufficient to fund anticipated working capital requirements, funding of restructuring actions, capital expenditures and cash required for other activities for at least one year. However, cash flow from future operations, investing activities and the precise amount and timing of our future financing needs cannot be determined. Future cash flow will depend on a number of factors, including management’s ability to achieve the goals set forth in the preceding paragraph and those factors set forth in the section labeled “Risk Factors” in Item 1A of Part II in this Form 10-Q. Should we be unable to meet our cash needs from our current balance of total unrestricted cash, cash equivalents and temporary investments and future cash flows from operations, we would most likely incur additional restructuring charges to adjust our expenditures to a level that our cash flows could support and/or seek financing from other sources.

Our current balance of total unrestricted cash, cash equivalents and temporary investments is our sole source of liquidity. Given our history of sales declines and losses, there is no assurance that, if needed, we would be able to obtain financing from external sources or obtain a competitive interest rate.

Other Matters

Recent Accounting Pronouncements

On February 16, 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS 155, “Accounting for Certain Hybrid Instruments”, which amends SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

On March 17, 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets-an amendment of SFAS 140” (“SFAS 156”). This statement was issued to simplify the accounting for servicing assets and liabilities, such as those common with mortgage securitization activities. This statement addresses the recognition and measurement of separately recognized servicing assets and liabilities and provides an approach to simplify hedge-like (offset) accounting. SFAS 156 clarifies when an obligation to service financial assets should be separately recognized (as a servicing asset or liability), requires initial measurement at fair value and permits an entity to select either the Amortization Method or the Fair Value Method. This statement is effective for fiscal years beginning after September 15, 2006. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

In June 2006, the FASB issued Financial Interpretation (“FIN”) 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements in accordance with Financial Accounting Statement No. 109, “Accounting for Income Taxes”. The interpretation is effective for fiscal years beginning after December 15, 2006. We are still evaluating the impact of FIN 48 on our financial statements.

On September 13, 2006, the SEC staff published Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”) . SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. This statement is effective for fiscal years ending after November 15, 2006. We are still evaluating the potential impact on our financial position, results of operations or cash flows from adoption of this statement.

On September 15, 2006, the FASB issued, SFAS No. 157 “Fair Value Measurements” (“SFAS 157”). This statement provides enhanced guidance for using fair value to measure assets and liabilities. This statement also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 does not expand the use of fair value in any new circumstances. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK:

For quantitative and qualitative disclosures about market risk affecting Iomega, see Item 7A, “Quantitative and Qualitative Disclosures about Market Risk”, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, which is incorporated herein by reference. Our exposure to market risk has not changed materially since December 31, 2005.

ITEM 4.	CONTROLS AND PROCEDURES:

Our management, with the participation of our chief executive officer and chief financial officer, evaluated the effectiveness of our disclosure controls and procedures as of October 1, 2006. The term “disclosure controls and procedures”, as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, include its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the evaluation of the Company’s disclosure controls and procedures as of October 1, 2006, our chief executive officer and chief financial officer concluded that, as of such date, our disclosure controls and procedures were effective at the reasonable assurance level.

No change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the third quarter ended October 1, 2006 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

The certifications of our chief executive officer and chief financial officer attached as Exhibits 31.7 and 31.8 to this Quarterly Report on Form 10-Q include, in paragraph 4 of such certifications, information concerning our disclosure controls and procedures and internal control over financial reporting. Such certifications should be read in conjunction with the information contained in this Item 4 for a more complete understanding of the matters covered by such certifications.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

PART II— OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

There are no material legal proceedings to which we or any of our subsidiaries are a party or to which any of our property is subject. We are involved in lawsuits and claims generally incidental to our business, none of which are expected to have a material adverse effect on our business, financial condition or results of operations.

ITEM 1A.	RISK FACTORS

Demand for Our Products and Services and Operating Efficiencies

Our future operating results will depend upon our ability to develop or acquire new products or services and to operate profitably in an industry characterized by intense competition, rapid technological advances and low margins. This, in turn, will depend on a number of factors, including:

•	Worldwide market conditions and demand for digital storage products;

•	Our ability to replace declining Zip revenues and profits with revenues and profits from other products, particularly our REV products and our expected new IT managed services offerings;

•	Our ability to generate significant sales and profit margin from REV products and OfficeScreen;

•	Our ability to significantly improve HDD gross margins;

•	OEM adoption of REV products;

•	Our success in meeting targeted availability dates for new and enhanced products;

•	Our ability to develop and commercialize new intellectual property and to protect existing intellectual property;

•	Our ability to maintain profitable relationships with our distributors, retailers and other resellers;

•	Our ability to maintain an appropriate cost structure;

•	Our ability to attract and retain competent, motivated employees;

•	Our ability to comply with applicable legal requirements throughout the world;

•	Our ability to integrate and manage the new CSCI, Inc. subsidiary;

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

•	Any disruption caused by Iomega’s active evaluation of strategic investments for Iomega, including evaluation of new opportunities related to services for small- and medium-sized businesses and

•	Our ability to successfully manage litigation, including enforcing our rights, protecting our interests and defending claims made against us.

These factors are difficult to manage, satisfy and influence. In spite of considerable efforts, we have been unable to operate profitably on an annual basis since 2002 and we cannot provide any assurance that we will be able to operate profitably in the future.

Zip Drives and Disks

Zip products have accounted for the vast majority of product operating income since 1997 and have provided our only meaningful source of product operating income for the past several years. However, Zip product sales have declined consistently and significantly on a year-over-year basis since peaking in 1999. These declines are expected to continue through the end of the Zip product life cycle, due to the general obsolescence of Zip technology and the emergence of alternate storage solutions. Given this continuing decline, we can offer no assurance that we will be able to maintain profitable operations on our Zip business in any subsequent quarter or year. Further, we will not be viable unless we generate significant product operating income from products other than Zip products. We have been unable to do this for several years and can provide no assurance that we will be able to do so in the future.

Additionally, we have ceased selling Zip drives to distributors or resellers in the European Union (“EU”) as of July 1, 2006, in the wake of the RoHS initiative. Notwithstanding RoHS, our distributors and resellers are permitted and expected to continue to sell Zip products from their existing inventories. Sales of Zip disks will continue worldwide, including the European Union.

REV Products

Future results of our REV products entail numerous risks relating to factors such as:

•	Inability to create product awareness or lack of market acceptance;

•	Failure to maintain acceptable arrangements with product suppliers, particularly in light of lower than anticipated volumes;

•	Failure to achieve significant OEM adoption of the products;

•	Manufacturing, technical, supplier, or quality-related delays, issues or concerns, including the loss of any key supplier or failure of any key supplier to deliver high quality products on time;

•	Intense competition;

•	The potential for our OEM partner in the broadcast industry, Thomson N.A., to miss deadlines or fail to introduce expected products utilizing REV drives and disks;

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

•	Any delays, disruption or lack of success in ramping up our new REV 70 products;

•	Potential declines in demand or excess inventory for REV 35 products because of the launch of REV 70 products and

•	Risks that third parties may assert intellectual property claims against REV products.

Consumer Storage Solutions Products

Virtually all of our CSS products are commodity-type products, which are functionally equivalent to many other widely available products. These competing products are marketed by both name-brand manufacturers and generic competitors, and we source hard drives from the same companies we compete with. Moreover, besides our trademarks, we own limited intellectual property relating to our CSS products. Consequently, this segment is characterized by intense competition, the frequent introduction of new products and upgrades for existing products, supply fluctuations, and frequent end user price reductions. In order to compete successfully, we must accurately forecast demand, closely monitor inventory levels, secure quality products, meet aggressive product price and performance targets, create market demand for our brand and hold sufficient, but not excess, inventory. Historically, we have failed to accomplish these objectives and this business has never achieved full year profitability. In light of these challenges, we can offer no assurance that we will achieve sustainable profitability on this segment.

Further, in their own effort to seek the highest margin possible, large retail customers seek levels of promotional funds or other consideration and benefits that may not be consistent with our profit goals; depending upon positions taken by large retailers, our ability to sell products through those retailers may suffer, leaving us with a choice between undesirable retail sale agreements or lost sales opportunities. The result could be lower retail sales.

Network Storage Systems

We focus on the entry-level and low-end Network Attached Storage markets, where we attempt to leverage our small- to medium-sized business customer base and channel customers, including existing resellers already focused on these customers. Notwithstanding, the existing channels, this business has never achieved full year profitability and we can offer no assurance that we will achieve sustainable profitability on this segment.

Development and Introduction of New Products and Services and New Revenue Streams

We believe that we must continually either develop or acquire the right to profitably sell new products or services in order to remain viable in the data storage industry. However, our efforts in this regard have frequently been unsuccessful. Since 1999, we have developed and/or acquired the right to market a variety of new products, but we have been unable to maintain consistent materially profitable operations on any of them.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

We are spending significant resources attempting to develop new products, including next- generation REV products and data protection services for small- and medium-sized businesses. We may spend additional resources attempting to acquire the rights to new technologies or services, to fund development of such technologies or to otherwise differentiate existing products. We can provide no assurance that any of these expenditures will yield profits.

Our acquisition of CSCI introduces management and various personnel to new challenges. Over time, we must incorporate a private company into our public company processes and controls; we need to focus energy integrating the new personnel and new products or services and we will attempt to offer OfficeScreen services through our channels to a variety of new customers, creating a need for us to simultaneously launch additional sales of this newly acquired service while hiring and scaling up support for offering OfficeScreen to more and more customers. Selling security and/or firewall services will require new Iomega contracts and the wide distribution of a service that is a new offering from Iomega and potentially a new service for future customers. These efforts all involve execution and market risk and competition; and there is no assurance that we will be successful in this new endeavor.

Restructuring, Other Cost Reduction Activities and Retention of Key Personnel

As discussed in Note 5 of the notes to condensed consolidated financial statements, on April 27, 2006, we announced a restructuring plan in conjunction with our ongoing goals to reduce costs, simplify our organization and return to profitability. Other restructuring actions may be necessary in the future. As a result, we face risks of losing key institutional knowledge and internal controls as a result of workforce reductions and changes within the management team. In addition, our ability to retain key employees may be adversely affected because of restructuring activities, financial losses, increased workloads resulting from the restructuring and improvements in the U.S. and European economies.

Internal Control Reporting Compliance Efforts

Under Section 404 of the Sarbanes-Oxley Act of 2002, we are required to include in each Annual Report a report on internal control over financial reporting.

We are always at risk that any future failure of our own internal controls or the internal control at any of our outsourcing partners could result in additional reported material weaknesses. The 2006 restructuring actions and reduced headcount (see Note 5 of the notes to condensed consolidated financial statements) increases the risk of a process breakdown and possible internal control deficiencies. Responsibility for the finance function for Europe has changed hands internally as we have restructured over the past year. We have many employees performing tasks they have not performed in the past, which could result in errors or lost knowledge. In addition, our new managed security services subsidiary will require development of new process controls, associated with integrating a small private company into our Company. Although we continue to invest resources in Section 404 compliance activities, we can provide no assurance that we will be successful in these efforts to avoid reporting a future material weakness of internal control. Any such reported material weakness could have a material impact on our market capitalization, financial statements or have other adverse consequences.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Product Manufacturing and Procurement

We have fully outsourced all manufacturing and have no direct control over the manufacturing processes of our products. This lack of control may increase quality or reliability risks and could limit our ability to quickly increase or decrease production rates.

Zip and REV products are each manufactured by single manufacturers, which creates risks of disruption in the event of labor, quality or other problems at Zip or REV product manufacturers. In addition, product manufacturing costs may increase if we fail to achieve anticipated volumes. There can be no assurance that we will be able to successfully manage these risks.

Outsourced Distribution and Logistics

Because we have outsourced our distribution and logistics centers, we rely upon the computer systems, business processes and internal controls of our distribution and logistics services providers. These systems may develop communication, compatibility, control or reliability problems. In addition, we face risks of operational interruptions, missed or delayed shipment, unexpected price increases and inventory management risks. We have periodically experienced operational disruptions and have reported a material weakness (subsequently remediated) in internal control over financial reporting due to some of these factors.

Reporting of Channel Inventory and Product Sales by Channel Partners

We defer recognition of sales on estimated excess inventory in the distribution, retail and catalog channels. For this purpose, excess inventory is the amount of inventory that exceeds the channels’ four- week requirements as estimated by management. We rely on reports from our distributors and resellers to make these estimations. Although we have processes and systems checks in place to help reasonably ensure the accuracy of the reports, we cannot guarantee that the third-party data, as reported, will be accurate.

Concentration of Credit Risk

We market our products primarily through computer product distributors, retailers and OEMs. Accordingly, as we grant credit to our customers, a substantial portion of outstanding trade receivables are due from computer product distributors, certain large retailers and OEMs. If any one or a group of these customers’ receivable balances should be deemed uncollectible, it would have a material adverse effect on our results of operations and financial condition. As we sell fewer products through the retail channel, we have less leverage with such retailers and increased exposure to payment delays or other collection issues with retailers.

Company Operations, Component Supplies and Inventory

In light of our declining revenues, it is difficult to negotiate or maintain favorable pricing, supply, business or credit terms with our vendors, suppliers and service providers. In some cases existing vendors, suppliers and service providers have begun imposing more stringent terms or even eliminating credit altogether. We anticipate continued challenges in this area for the foreseeable future.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Although we have fully outsourced our manufacturing, we have retained responsibility for the supply of certain key components. It can be difficult to obtain a sufficient supply of key components on a timely and cost effective basis. Many components that we use are available only from “single source” or from a limited number of suppliers and are purchased without guaranteed supply arrangements. Should REV product volumes fail to ramp significantly, we may experience component cost increases and other component availability challenges.

As suppliers upgrade their components, they regularly “end of life” older components. As we become aware of an end of life situation, we attempt to make purchases to cover all future requirements or find a suitable substitute component. In such cases, we may not be successful in obtaining sufficient numbers of components or in finding a substitute. In summary, we can offer no assurance that we will be able to obtain a sufficient supply of components on a timely and cost effective basis. Our failure to do so would lead to a material adverse impact on our business.

Purchase orders for components or finished products are based on forecasted future sales requirements. It is difficult to estimate future product demand for new products or products with declining sales. Further, our customers frequently adjust their ordering patterns in response to factors such as inventory on hand, new product introductions; seasonal fluctuations; promotions; market demand; and other factors. As a result, our estimates, when inaccurate, can result in excess purchase commitments. We have recorded significant charges in the past relating to excess purchase commitments and inventory reserves and these charges can adversely affect our financial results. We may be required to take similar charges attributable to forecasting inaccuracies in the future.

Intellectual Property Risks

Patent, copyright, trademark or other intellectual property infringement claims have been and may continue to be asserted against us at any time. Such claims could have a number of adverse consequences, including an injunction against current or future product shipments, liability for damages and royalties, indemnification obligations and significant legal expenses. We try to protect our intellectual property rights through a variety of means, including seeking and obtaining patents, trademarks and copyrights, and through license, nondisclosure and other agreements. Any failure or inability to adequately protect our intellectual property rights could have material adverse consequences.

Legal Risks

We have entered into multiple agreements, including license, service, supply, resale, distribution, development and other agreements in multiple jurisdictions throughout the world. We are also subject to an array of regulatory and compliance requirements, including foreign legal requirements and a complex worldwide tax structure.

In addition, we employ people throughout the world. Although we attempt to fulfill all of our obligations, enforce all of our rights and comply with all applicable laws and regulations under these agreements and relationships, our organization is complex and errors may occur. We have been sued and may be sued, under numerous legal theories, including breach of contract, tort, product liability, intellectual property infringement and other theories. Such litigation, regardless of outcome, may have an adverse effect upon our profitability or public perception.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Other Risk Factors

We are subject to risks associated with general economic conditions and consumer confidence. Any disruption in consumer confidence or general economic conditions including those caused by acts of war, natural disasters affecting key suppliers or key facilities, terrorism or other factors could affect our operating results. Significant portions of our sales are generated in Europe and, to a lesser extent, Asia. We invoice the majority of our European customers in Euros and invoice our remaining customers in U.S. dollars. Fluctuations in the value of foreign currencies relative to the U.S. dollar that are not sufficiently hedged by international customers invoiced in U.S. dollars could result in lower sales and have an adverse effect on future operating results. Iomega management is giving serious attention to possible strategic opportunities to build the business and find synergistic products or services. Potential strategic transactions always involve a heightened risk of legal claims, disruption and unexpected costs. Further, although we seek to manage the credit granted to our customers, certain trade receivable balances from one or more customers could become uncollectible; this could adversely affect our financial results.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS:

On August 11, 2006, we issued a total of 2,857,722 shares of our common stock to certain shareholders and employees of CSCI, Inc. as partial consideration of our acquisition of CSCI pursuant to a merger. There were no underwriters involved in this issuance of shares of our common stock. Pursuant to a permit issued by the California Department of Corporations on August 8, 2006, we issued such shares of common stock in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, under section 3(a)(10) thereof.

During the quarter ended October 1, 2006, we did not repurchase any shares of our Common Stock. As of October 1, 2006, approximately $122.3 million remained available for future repurchases under the $150 million stock repurchase plan authorized by our Board of Directors on September 28, 2000. The repurchase plan does not have a fixed termination date.

ITEM 6.	EXHIBITS:

The exhibits listed on the Exhibit Index filed as a part of this Quarterly Report on Form 10-Q are incorporated herein by reference.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IOMEGA CORPORATION

(Registrant)

(Signed)
Dated: November 9, 2006	Jonathan S. Huberman
Vice Chairman and Chief Executive Officer

(Signed)
Dated: November 9, 2006	Preston Romm
Vice President of Finance and
Chief Financial Officer
(Principal financial and accounting officer)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

EXHIBIT INDEX

The following exhibits are filed as part of this Quarterly Report on Form 10-Q:

Exhibit No.	Description

31.7	Section 302 certification letter from Jonathan S. Huberman, Vice Chairman and Chief Executive Officer.

31.8	Section 302 certification letter from Preston Romm, Vice President of Finance and Chief Financial Officer.

32.7	Section 906 certification letter from Jonathan S. Huberman, Vice Chairman and Chief Executive Officer.

32.8	Section 906 certification letter from Preston Romm, Vice President of Finance and Chief Financial Officer.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Exhibit 31.7

CERTIFICATIONS

I, Jonathan S. Huberman, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Iomega Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

(Signed)
Date: November 9, 2006	Jonathan S. Huberman
Vice Chairman and Chief Executive Officer

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Exhibit 31.8

CERTIFICATIONS

I, Preston Romm, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Iomega Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 9, 2006	(Signed)
Preston Romm Vice President of Finance and Chief Financial Officer

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

EXHIBIT 32.7

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended October 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan S. Huberman, Vice Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2006	(Signed)
Jonathan S. Huberman Vice Chairman and Chief Executive Officer

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Iomega Corporation specifically incorporates it by reference.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

EXHIBIT 32.8

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended October 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Preston Romm, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2006	(Signed)
Preston Romm Vice President of Finance and Chief Financial Officer

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Iomega Corporation specifically incorporates it by reference.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2.	QUARTERLY REPORT FOR THE PERIOD ENDED 30 SEPTEMBER 2007

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “contingency(ies),” “plans,” “forecasts,” “reserves,” “goals,” “objectives” and other similar expressions, or the use of future tense. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions. These forward-looking statements include, but are not limited to, statements concerning:

•

Our goals for 2007, which are: (1) to continue to grow and deliver sustained profitability; (2) to further increase the size of our HDD business; (3) to continue to penetrate the high-growth NAS market; (4) to ramp REV® 70GB products and push for broad market adoption; (5) to grow our managed services business domestically and abroad; and (6) to continue to evaluate new opportunities where we can leverage our brand and channel assets;

•	Our goal of increasing cash flow from operations;

•

Our goal to achieve 2007 full year profitability and positive cash flow from operations through containing operating expense spending, growing HDD sales, maintaining or improving the gross margins of HDD and growing REV product sales;

•	References to the ongoing efforts to complete our transition to a new distribution and logistics supplier;

•	References to our fourth quarter being seasonally strong, or our summer months being seasonally slow in Europe due to holidays;

•	Expected future taxes including taxes on repatriation of cash from Europe to the U.S.;

•	References to expected volatility, expected term and value of stock options;

•

The Section below entitled “Risk Factors”, including all discussions therein concerning things that could happen to Iomega® , its products, employees, profits or other aspects of the business in the future;

•	All references to our focus or intended focus for our sales efforts and

•

The belief that our balance of cash, cash equivalents and temporary investments, together with cash flows from future operations, will be sufficient to fund anticipated working capital requirements, funding of restructuring actions, capital expenditures and cash required for other activities for at least one year.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

There are numerous factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements. These factors include, without limitation, those set forth under the captions “Application of Critical Accounting Policies,” “Liquidity and Capital Resources” and “Quantitative and Qualitative Disclosures About Market Risk” included in Items 2 and 3 of Part I and “Risk Factors” included in Item 1A of Part II of this Quarterly Report on Form 10-Q. In addition, any forward-looking statements represent our estimates only as of the day this Quarterly Report was first filed with the SEC and undue reliance should not be placed on these statements. Our forward looking statements do not include the potential impact of any mergers, acquisitions or divestitures that may be announced after the date hereof. We specifically disclaim any obligation to update forward-looking statements, even if our estimates change.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	Sept. 30, 2007	Dec. 31, 2006
	$	$
	(Unaudited)
Current Assets:
Cash and cash equivalents	53,356	56,617
Restricted cash	92	88
Temporary investments	15,919	11,443
Trade receivables, less allowance for doubtful accounts of $1,627 at Sept. 30, 2007 and $1,535 at Dec. 31, 2006	48,016	30,418
Inventories	68,183	42,593
Deferred income taxes	1,997	2,747
Other current assets	2,729	3,401

Total Current Assets	190,292	147,307

Property and Equipment, at Cost	70,705	84,845
Accumulated Depreciation	(66,247)	(78,292)

Net Property and Equipment	4,458	6,553

Goodwill	9,818	12,451
Other Intangibles, Net	891	1,043
Other Assets	10	60

Total Assets	205,469	167,414

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	Sept. 30, 2007	Dec. 31, 2006
	$	$
	(Unaudited)
Current Liabilities:
Accounts payable	72,145	35,105
Other current liabilities	26,182	32,475
Income taxes payable	1,830	454

Total Current Liabilities	100,157	68,034

Deferred Income Taxes	7,829	9,573
Other Liabilities	3,064	—
Commitments and Contingencies (Notes 4 and 5)

Stockholders’ Equity:
Common Stock, $0.03 1/3 par value – authorized 400,000,000 shares, issued 55,337,770 shares at September 30, 2007 and 55,307,270 shares at December 31, 2006	1,847	1,846
Additional paid-in capital	60,713	59,635
Less: 575,200 Common Stock treasury shares, at cost, at September 30, 2007 and December 31, 2006	(5,662)	(5,662)
Retained earnings	37,521	33,988

Total Stockholders’ Equity	94,419	89,807

Total Liabilities and Stockholders’ Equity	205,469	167,414

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006
	$	$
	(Unaudited)
Sales	80,667	53,595
Cost of sales	67,714	41,379

Gross Margin	12,953	12,216

Operating Expenses:
Selling, general and administrative	9,452	8,216
Research and development	1,872	1,904
Restructuring reversals	(153)	(211)
Goodwill impairment charge	—	2,513
Bad debt expense	668	441

Total Operating Expenses	11,839	12,863

Operating income (loss)	1,114	(647)
Interest income	792	722
Interest expense and other income (expense), net	(64)	987

Income before income taxes	1,842	1,062
Provision for income taxes	(549)	(209)

Net Income	1,293	853

Net Income Per Basic Share	0.02	0.02

Net Income Per Diluted Common Share	0.02	0.02

Weighted Average Common Shares Outstanding	54,754	53,382

Weighted Average Common Shares Outstanding – Assuming Dilution	55,518	53,389

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006
	$	$
	(Unaudited)
Sales	215,970	153,328
Cost of sales	176,575	122,518

Gross Margin	39,395	30,810

Operating Expenses:
Selling, general and administrative	30,233	31,308
Research and development	5,395	6,946
Restructuring charges (reversals)	(235)	4,358
Goodwill impairment charges	2,963	7,935
License and patent fee income	(452)	(1,085)
Bad debt expense	302	166

Total Operating Expenses	38,206	49,628

Operating income (loss)	1,189	(18,818)
Interest income	2,066	2,261
Interest expense and other income (expense), net	(171)	852

Income (loss) before income taxes	3,084	(15,705)
Benefit for income taxes	449	1,990

Net Income (Loss)	3,533	(13,715)

Net Income (Loss) Per Basic Share	0.06	(0.26)

Net Income (Loss) Per Diluted Common Share	0.06	(0.26)

Weighted Average Common Shares Outstanding	54,741	52,230

Weighted Average Common Shares Outstanding – Assuming Dilution	55,093	52,230

The accompanying notes to condensed consolidated financial statements are an integral part of these statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006
	$	$
	(Unaudited)
Cash Flows from Operating Activities:
Net income (loss)	3,533	(13,715)
Adjustments to Reconcile Net Income (Loss) to Cash Flows from Operations:
Depreciation and amortization	2,445	3,538
Deferred income tax benefit	(994)	(3,978)
Tax contingency releases	(1,259)	—
Stock-related compensation expense	770	503
Goodwill impairment charges	2,963	7,935
Non-cash inventory write-offs (reversals)	691	(780)
Bad debt expense	302	166
Other	(197)	(541)
Changes in Assets and Liabilities (net of effects of 2006 acquisition):
Restricted cash	(4)	169
Trade receivables	(17,900)	359
Inventories	(26,281)	(6,405)
Other current assets	672	1,124
Accounts payable	37,040	(4,119)
Other current liabilities	(207)	(4,967)
Accrued restructuring	(1,763)	(874)
Income taxes	1,376	522

Net cash provided by (used in) operating activities	1,187	(21,063)

Cash Flows from Investing Activities:
Purchases of property and equipment	(301)	(1,558)
Proceeds from sales of assets	136	173
Purchases of temporary investments	(20,206)	(13,425)
Sales of temporary investments	15,894	24,161
Payments associated with CSCI, Inc. acquisition	(120)	(4,339)
Net change in other assets and other liabilities	50	7

Net cash provided by (used in) investing activities	(4,547)	5,019

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006
	$	$
	(Unaudited)
Cash Flows from Financing Activities:
Proceeds from sales of Common Stock	99	416

Net cash provided by financing activities	99	416

Net Decrease in Total Cash and Cash Equivalents	(3,261)	(15,628)
Total Cash and Cash Equivalents at Beginning of Period	56,617	70,943

Total Cash and Cash Equivalents at End of Period	53,356	55,315

Non-Cash Investing and Financing Activities:
Issuance of treasury stock in CSCI, Inc. acquisition	—	7,000

Adjustment of CSCI, Inc. acquisition	210	—

The accompanying notes to condensed consolidated financial statements are an integral part of these statements

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(1)	Operations and Significant Accounting Policies

In management’s opinion, the accompanying condensed consolidated financial statements reflect all adjustments of a normal recurring nature which are necessary to present fairly our financial position as of September 30, 2007 and December 31, 2006, the results of operations for the quarter and nine months ended September 30, 2007 and October 1, 2006 and cash flows for the nine months ended September 30, 2007 and October 1, 2006.

The results of operations for the quarter and nine months ended September 30, 2007 are not necessarily indicative of the results to be expected for the entire year or for any future period.

The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes included in our latest Annual Report on Form 10-K.

Reclassifications

Certain reclassifications have been made to the prior period’s notes to the condensed consolidated financial statements to conform to the current period’s presentation.

Inventories

Inventories include material costs and inventory related overhead costs and are recorded at the lower of cost (first-in, first-out) or market and consist of the following:

	Sept. 30, 2007	Dec. 31, 2006
	$	$
	(In thousands)
Raw materials	32,247	16,475
Finished goods	35,936	26,118

	68,183	42,593

We evaluate the carrying value of inventory on a quarterly basis to determine if the carrying value is recoverable at estimated selling prices (including known future price decreases). We include product costs and direct selling expenses in our analysis of inventory realization. To the extent that estimated selling prices do not exceed such costs and expenses, valuation reserves are established against inventories through a charge to cost of sales. In addition, we generally consider inventory that is not expected to be sold within established timelines, as forecasted by our material requirements planning system, as excess and thus appropriate inventory reserves are established through a charge to cost of sales.

Net Income (Loss) Per Common Share

Basic net income (loss) per common share (“Basic EPS”) excludes dilution and is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per common share (“Diluted EPS”) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into Common Stock. The computation of Diluted EPS assumes no exercise or conversion of securities that would have an anti-dilutive effect on net income per common share. In periods where losses are recorded, common stock equivalents would decrease the loss per share and therefore are not added to the weighted average shares outstanding. Losses have been recorded for the nine months ended October 1, 2006, thus there was no dilution, as all outstanding options were considered anti-dilutive for this period.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The following is a reconciliation of the numerator and denominator of Basic EPS to the numerator and denominator of Diluted EPS for all periods presented.

	Net Income (Loss) (Numerator)	Shares (Denominator)	Per Share Amount
	$	$	$
	(In thousands, except per share data)
For the Three Months Ended:
September 30, 2007:
Basic EPS	1,293	54,754	0.02
Effect of options	—	764	—

Diluted EPS	1,293	55,518	0.02

October 1, 2006:
Basic EPS	853	53,382	0.02
Effect of options	—	7	—

Diluted EPS	853	53,389	0.02

For the Nine Months Ended:
September 30, 2007:
Basic EPS	3,533	54,741	0.06
Effect of options	—	352	—

Diluted EPS	3,533	55,093	0.06

October 1, 2006:
Basic EPS	(13,715)	52,230	(0.26)
Effect of options	—	—	—

Diluted EPS	(13,715)	52,230	(0.26)

The table below shows the number of outstanding options that had an exercise price greater than the average market price of the common shares (out of the money options) for the respective period and are excluded from the calculation, as they are antidilutive. The average market price of our Common Stock was $5.28 for the three months ended September 30, 2007 and $2.67 for the three months ended October 1, 2006. The average market price of our Common Stock was $4.37 for the nine months ended September 30, 2007 and $2.88 for the nine months ended October 1, 2006.

	For the Three Months Ended		For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Sept. 30, 2007	Oct. 1, 2006
Out of the money options	231,492	2,674,578	677,392	1,764,578

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Stock Compensation Expense

Effective January 1, 2006, we adopted SFAS No. 123r, “Share-Based Payment”, (“SFAS 123r”) using the modified prospective transition method. Because we elected to use the modified prospective transition method, results for prior periods have not been restated.

Our condensed consolidated statements of operations included $0.2 million of compensation expense related to stock-based compensation plans for the three months ended September 30, 2007 and $0.3 million for the three months ended October 1, 2006.

Our condensed consolidated statements of operations included $0.8 million of compensation expense related to stock-based compensation plans for the nine months ended September 30, 2007 and $0.5 million for the nine months ended October 1, 2006.

During the first quarter of 2006, we reduced our stock based compensation by $0.1 million due to a change in the estimated forfeiture rate as required by SFAS 123r.

Valuation and Amortization. We use the Black-Scholes option-pricing model to estimate the fair value of each option grant on the date of grant or modification. We amortize the fair value on an accelerated method for recognizing stock compensation expense over the vesting period of the option.

Expected Term. The expected term is the period of time that granted options are expected to be outstanding. We estimate the expected term based on historical patterns of option exercises, which we believe reflect future exercise behavior. We examined patterns in our historical data in order to ascertain if there were any discernable patterns of exercises for demographic characteristics (such as geographic, job level, plan and significantly out of the money exercise prices).

Expected Volatility. We calculate volatility by using the historical stock prices going back over the estimated life of the option.

Risk-Free Interest Rate. We base the risk-free interest rate used in the Black-Scholes option-valuation model on the market yield in effect at the time of option grant provided from the Federal Reserve Board’s Statistical Releases and Historical Publications from the Treasury constant maturities rates for the equivalent remaining terms.

Dividends. We have no plans to pay cash dividends in the future. Therefore, we use an expected dividend yield of zero in the Black-Scholes option-valuation model.

Forfeitures. SFAS 123r requires us to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. We use historical data to estimate pre-vesting option forfeitures and record share-based compensation expense only for those awards that are expected to vest. In calculating the forfeiture rates we have excluded options that were significantly out of the money, primarily because they relate to older, fully vested awards.

We used the following assumptions to estimate the fair value of options granted for the three and nine months ended September 30, 2007 and October 1, 2006:

	For the Three Months Ended		For the Nine Months Ended
Assumption	Sept. 30, 2007	Oct. 1, 2006	Sept. 30, 2007	Oct. 1, 2006
	(In thousands)
Average expected term (in years)	5.2	3.9	5.2	3.9
Expected stock price volatility	39%	47%	39%	56%
Risk-free interest rate (range)	4.1–5.0%	4.6–4.9%	4.1–5.1%	4.3–5.1%
Expected dividends	Zero	Zero	Zero	Zero

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Accrued Warranty

We accrue for warranty costs based on estimated warranty return rates and estimated costs to repair. We use a statistical-based model to estimate warranty accrual requirements. The statistical model, used to project future returns, is based upon a rolling monthly calculation that computes the number of units required in the warranty reserve and is based upon monthly sales, actual returns and projected return rates. Actual warranty costs are charged against the warranty reserve. Factors that affect our warranty liability include the number of units sold, historical and anticipated rates of warranty returns and repair cost. We review the adequacy of our recorded warranty liability on a quarterly basis and record the necessary adjustments to the warranty liability.

Changes in our warranty liability during all periods presented were as follows:

	For the Three Months Ended		For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Sept. 30, 2007	Oct. 1, 2006
	(In thousands)
Balance at beginning of period	4,989	4,077	4,576	4,973
Accruals/additions	1,341	1,372	4,612	3,009
Claims	(1,163)	(1,261)	(4,021)	(3,794)

Balance at end of period	5,167	4,188	5,167	4,188

Recent Accounting Pronouncements

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS Statement No. 157, “Fair Value Measurements” (“SFAS 157”). This statement provides enhanced guidance for using fair value to measure assets and liabilities. This statement also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 does not expand the use of fair value in any new circumstances. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

In February of 2007, the FASB issued SFAS Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. We are currently assessing the impact of SFAS 159 on our financial results.

(2)	Income Taxes

We adopted the provisions of FASB Interpretation Number 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. As a result of the implementation of FIN 48, we recognized no material adjustment in the liability for unrecognized income tax benefits. At the adoption date of January 1, 2007, we had $8.2 million of unrecognized tax benefits, $4.0 million of which would affect our effective tax rate if recognized. Consistent with the provisions of FIN 48, we reclassified $4.0 million of income tax liabilities from current to non-current liabilities because payment of cash is not anticipated within one year of the balance sheet date.

As a result of the expiration of the statute of limitations on certain foreign income tax returns without notification of review by the taxing authorities during the second quarter of 2007, as described below, the total amount of unrecognized tax benefits was reduced by $1.4 million. During the third quarter of 2007, the total amount of unrecognized tax benefits was increased by $0.2 million as a result of preliminary findings of the Italian tax authorities. At September 30, 2007, we have $4.6 million of unrecognized tax benefits, $2.8 million of which would affect our effective tax rate if recognized.

We recognize interest and penalties related to uncertain tax positions in income tax expense. As of the date of adoption of FIN 48, we had accrued $0.3 million for the payment of interest and penalties relating to unrecognized tax benefits. This amount was increased during the first quarter of 2007 by $0.1 million for additional accruals of interest and penalties, reduced during the second quarter of 2007 by $0.2 million for the release of accruals related to the expiration of the statute of limitations on certain foreign income tax returns without notification of review by the taxing authorities and was increased during the third quarter of 2007 by $0.1 million for the accrual of interest and penalties. As of September 30, 2007, we have approximately $0.3 million of accrued interest related to uncertain tax positions, which was also reclassified from current to non-current liabilities upon adoption of FIN 48.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The tax years 2002-2006 remain open to examination by the Internal Revenue Service (“IRS”). We are no longer subject to examination by the IRS for periods prior to 2002, although carryforward attributes that were generated prior to 2002 may still be adjusted upon examination by the IRS if they either have been or will be used in a future period. Various state and foreign income tax returns are under examination by taxing authorities. We do not believe that the outcome of any examination will have a material impact on our financial statements.

For the quarter ended September 30, 2007, we recorded a net income tax provision of $0.5 million on pre-tax income of $1.8 million. This tax provision was primarily comprised of taxes provided on foreign earnings, foreign and domestic capital taxes and an increase in the deferred tax liability related to tax amortization of CSCI goodwill.

For the quarter ended October 1, 2006, we recorded a net income tax provision of $0.2 million on pre-tax income of $1.1 million. This tax provision was primarily comprised of taxes provided on foreign earnings and foreign capital taxes, partially offset by a release of the deferred tax liability resulting from the goodwill impairment charge recognized.

For the nine months ended September 30, 2007, we recorded a net income tax benefit of $0.4 million on pre-tax income of $3.1 million. This net tax benefit was primarily comprised of a $1.6 million release of a contingency reserve related to a foreign tax exposure for which the statute of limitations expired in the second quarter of 2007 and releases of $1.2 million of deferred tax liabilities resulting from the goodwill impairment charges recognized, partially offset by taxes provided on foreign earnings, foreign and domestic capital taxes and an increase in deferred tax liabilities related to tax amortization on CSCI goodwill.

For the nine months ended October 1, 2006, we recorded an income tax benefit of $2.0 million on a pre-tax loss of $15.7 million. This tax benefit was primarily comprised of a release of a deferred tax liability resulting from the goodwill impairment charges recognized and minor adjustments to the estimated foreign income taxes due to the filing of actual tax returns, partially offset by the accrual of foreign income and capital taxes.

(3)	Business Segment Information

We have six reportable segments, which are organized into three business categories as follows:

Business Categories	Reportable Segments
Consumer Products	1. Consumer Storage Solutions
2. Zip® Products

Business Products	3. REV® Products
4. Network Storage Systems
5. Services

Other Products	6. Other Products

Consumer Products

Our Consumer Products category is comprised of the Consumer Storage Solutions (“CSS”) segment and the Zip Products segment.

Our CSS segment involves the worldwide distribution and sale of various storage devices including external hard disk drives (“HDD”), CD-RW drives, DVD rewritable drives and external floppy disk drives. HDD products account for the majority of this segment.

The Zip Products segment involves the distribution and sale of Zip drives and disks to retailers, distributors, resellers and OEMs. We have ceased selling Zip drives to distributors or resellers in the European Union (“EU”) as of July 1, 2006, in the wake of the Restriction of Hazardous Substances (“RoHS”) lead free initiative. Sales of Zip disks continue worldwide, including the European Union.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Business Products

Our Business Products category is comprised of the REV Products, the Network Storage Systems (“NSS”) and the Services segments.

Our REV Products segment involves the development, distribution and sale of REV drives and disks to retailers, distributors, OEMs and resellers throughout the world.

Our NSS segment involves the development, distribution and sale of Network Attached Storage servers and Network HDD drives (which were previously reported under the CSS segment in the Consumer Products category) in the entry-level and low-end Network Attached Storage market.

Our Services segment consists of the operations of CSCI, Inc. (“CSCI”), including OfficeScreen® solutions and system integration, resale of email security from a third party and Iomega services such as iStorageTM . We acquired CSCI in August of 2006; CSCI’s OfficeScreen managed security services include managing firewalls, VPNs and providing remote access for small businesses. The Iomega services were previously reflected in the Other Products segment.

Other Products

Our Other Products segment consists of license and patent fee income (when not assigned to specific products) and products that have been discontinued or are otherwise immaterial, including Jaz, Iomega software products such as Iomega Automatic Backup software and other miscellaneous products. iStorage and other services that were previously reflected in this segment have been reclassified to the Services segment under the Business Products category.

Product Operating Income (Loss)

Product operating income is defined as sales and other income related to a segment’s operations, less both fixed and variable product costs, and direct and allocated operating expenses. Operating expenses are charged to the product segments primarily as a percentage of sales and on a direct method to a lesser extent. When such costs and expenses exceed sales and other income, this is referred to as a product operating loss. The accounting policies of the product segments are the same as those described in Note 1. Intersegment sales, eliminated in consolidation, are not material. Non-allocated operating expenses include restructuring charges and certain extraordinary expenses.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The information in the following table was derived directly from our internal segments’ financial information used for corporate management purposes.

Reportable Operating Segment Information:

	For the Quarter Ended		For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Sept. 30, 2007	Oct. 1, 2006
	$	$	$	$
	(In thousands)
Sales:
Consumer Products:
Consumer Storage Solutions	60,685	30,317	153,262	81,999
Zip Products	3,816	6,245	13,097	25,681

Total Consumer Products	64,501	36,562	166,359	107,680

Business Products:
REV Products	8,981	11,201	29,388	30,869
Network Storage Systems	5,523	4,473	15,077	12,724
Services	1,653	1,254	4,898	1,515

Total Business Products	16,157	16,928	49,363	45,108

Other Products	9	105	248	540

Total Sales	80,667	53,595	215,970	153,328

Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(545)	(1,744)	(141)	(11,666)
Zip Products	1,224	767	1,804	1,874

Total Consumer Products	679	(977)	1,663	(9,792)

Business Products:
REV Products	204	(367)	234	(5,742)
Network Storage Systems	566	464	211	884
Services	(349)	(53)	(1,404)	174

Total Business Products	421	44	(959)	(4,684)

Other Products	(139)	75	250	1,011

Non-restructuring charge	—	—	—	(995)

Restructuring (charges) reversals	153	211	235	(4,358)

Total Operating Income (Loss)	1,114	(647)	1,189	(18,818)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(4)	Restructuring Charges/Reversals

We currently have restructuring reserves under two different restructuring actions: the 2005 restructuring actions and the 2004 restructuring actions. The following table summarizes the reserve balances related to each of these restructuring actions:

	Sept. 30, 2007	Dec. 31, 2006
	$	$
	(In thousands)
Other Current Liabilities:
Third Quarter 2001 restructuring actions	—	1,366
2003 restructuring actions	—	6
2004 restructuring actions	45	77
2005 restructuring actions	65	219
2006 restructuring actions	—	205

Total	110	1,873

Fixed Asset Reserves:
2003 restructuring actions	—	114
2005 restructuring actions	38	131

Total	38	245

During each of the first, second and third quarters of 2007, we recorded a net restructuring release of approximately $0.1 million.

During the first quarter of 2006, we recorded restructuring charges of $0.3 million related to the 2006 restructuring actions.

During the second quarter of 2006, we recorded net restructuring charges of $4.3 million of which $1.5 million related to the 2001 restructuring actions; a $0.1 million release related to the 2004 restructuring actions and $2.9 million related to the 2006 restructuring actions.

During the third quarter of 2006, we recorded a restructuring benefit of $0.2 million related to the 2006 and 2005 restructuring actions.

These charges are described below under their respective caption.

2006 Restructuring Actions

During 2006, we recorded $3.0 million of net restructuring charges for the 2006 restructuring actions. These charges included $2.7 million of cash charges for severance and benefits for approximately 90 personnel worldwide who were notified during the first and second quarters of 2006 that their positions were being eliminated, $0.2 million of cash charges for miscellaneous contract and lease cancellations and $0.1 million of non-cash charges related to excess furniture, leasehold improvements and other miscellaneous assets. The $3.0 million was shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of our business segments. The restructuring actions were part of an effort to align our cost structure with our expected future revenue levels and to reorganize our Company from a focus on autonomous geographic regions and products to a simplified functional organization.

During the first quarter of 2007, we recorded a restructuring benefit of less than $0.1 million related to severance and benefits because of lower than expected benefits.

During the second quarter of 2007, we recorded a restructuring benefit of less than $0.1 million related to international facilities. Due to recent organization changes, we began utilizing a portion of the floor space that we had subleased to another company. During the third quarter of 2007, we recorded a restructuring benefit of approximately $0.1 million related to US facilities due to higher than expected sublease income. As of September 30, 2007, we have made $2.7 million in cumulative cash payments related to the 2006 restructuring charges.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

There are no remaining restructuring reserves at September 30, 2007. Utilization of and other activity related to the 2006 restructuring reserves during the quarter ended September 30, 2007 are summarized below:

	Balance 7/2/07	Reversals	Utilized		Foreign Currency Changes	Balance 9/30/07
			Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2006 Restructuring Actions:
Lease termination costs (a)	6	—	(6)	—	—	—
Miscellaneous liabilities (a)	12	(12)	—	—	—	—

	18	(12)	(6)	—	—	—

Balance Sheet Breakout:
Accrued restructuring charges (a)	18	(12)	(6)	—	—	—

(a)	Amounts represent primarily cash charges.

Utilization of and other activity related to the 2006 restructuring reserves during the nine months ended September 30, 2007 are summarized below:

	Balance 12/31/06	Reversals	Utilized		Foreign Currency Changes	Balance 9/30/07
			Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2006 Restructuring Actions:
Severance and benefits (a)	133	(39)	(95)	—	1	—
Lease termination costs (a)	58	(19)	(39)	—	—	—
Miscellaneous liabilities (a)	14	(13)	(1)	—	—	—

	205	(71)	(135)	—	1	—

Balance Sheet Breakout:
Accrued restructuring charges (a)	205	(71)	(135)	—	1	—

(a)	Amounts represent primarily cash charges.

2005 Restructuring Actions

During 2005, we recorded $5.7 million of restructuring charges for the 2005 restructuring actions. These charges included $4.0 million of cash charges for severance and benefits for approximately 120 personnel worldwide who were notified during the third quarter of 2005 that their positions were being eliminated, $0.7 million of cash charges for miscellaneous contract cancellations, $0.5 million of cash charges for lease termination costs and $0.4 million of non-cash charges related to excess furniture, leasehold improvements and other miscellaneous assets. The $5.7 million was shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of our business segments. The restructuring actions were part of an effort to align our cost structure with our expected future revenue levels.

During 2006, we recorded $0.2 million of restructuring charges for the 2005 restructuring actions for lease cancellation due to our inability to sublease a facility in Texas. This was more than offset by a $0.3 million release of restructuring reserves associated with miscellaneous contract obligations due to negotiating lower settlement amounts and excess severance and benefits.

During both the first and third quarters of 2007, we recorded a restructuring benefit of $0.1 million due to higher than expected sublease income.

We have made $5.0 million in cumulative cash payments related to the 2005 restructuring actions, of which less than $0.2 million was disbursed during 2007.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Remaining restructuring reserves of less than $0.1 million are included in our accrued restructuring charges and less than $0.1 million are included in our fixed asset reserves at September 30, 2007. Utilization of and other activity related to the 2005 restructuring reserves during the three months ended September 30, 2007 are summarized below:

	Balance 7/2/07	Reversals	Net Utilized		Balance 9/30/07
			Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2005 Restructuring Actions:
Lease termination costs (a)	84	(66)	47	—	65
Lease related assets (b)	64	—	—	(26)	38

	148	(66)	47	(26)	103

Balance Sheet Breakout:
Accrued restructuring charges (a)	84	(66)	47	—	65
Fixed asset reserves (b)	64	—	—	(26)	38

	148	(66)	47	(26)	103

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

Utilization of and other activity related to the 2005 restructuring reserves during the nine months ended September 30, 2007 are summarized below:

	Balance 12/31/06	Reversals	Utilized		Balance 9/30/07
			Cash	Non-Cash
	$	$	$	$	$
	(In thousands)
2005 Restructuring Actions:
Lease termination costs (a)	219	(147)	(7)	—	65
Lease related assets (b)	131	—	—	(93)	38

	350	(147)	(7)	(93)	103

Balance Sheet Breakout:
Accrued restructuring charges (a)	219	(147)	(7)	—	65
Fixed asset reserves (b)	131	—	—	(93)	38

	350	(147)	(7)	(93)	103

(a)	Amounts represent primarily cash charges.
(b)	Amounts represent primarily non-cash charges.

At September 30, 2007, lease payments are being made on a continuous monthly basis and this lease expires in July of 2008. We have entered into a sublease agreement on the leased facility and the lease related assets are being utilized by the tenant who is subleasing the facility.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2004 Restructuring Actions

During 2004, we recorded $3.7 million of restructuring charges for the 2004 restructuring actions, including $2.6 million of cash charges for severance and benefits for 108 regular and temporary personnel worldwide (approximately 19% of our worldwide workforce) who were notified by September 26, 2004 that their positions were being eliminated, $0.7 million of cash charges for lease termination costs and $0.4 million of non-cash charges related to excess furniture. All of the $3.7 million of restructuring charges recorded during 2004 were shown as restructuring expenses as a component of operating expenses. None of these restructuring charges was allocated to any of the business segments.

During 2006, we recorded $0.2 million of restructuring releases for the 2004 restructuring actions, including $0.1 million for lease termination costs and $0.1 million for furniture due to higher than estimated sales proceeds. During the first quarter of 2007, we recorded an additional $0.1 million for lease termination costs related to increases in landlord maintenance costs.

During the second quarter of 2007, we released less than $0.1 million associated with lease termination costs for a building which lease expired and the facility was turned back to the landlord.

During the third quarter of 2007, we released less than $0.1 million due to a subtenant reimbursing us for the landlord maintenance cost increases.

As of September 30, 2007, we have made $3.7 million in cumulative cash payments related to the 2004 restructuring actions, of which less than $0.1 million was disbursed during 2007.

Remaining restructuring reserves of less than $0.1 million are included in our accrued restructuring charges as of September 30, 2007. Utilization of and other activity related to the 2004 restructuring reserves during the three months ended September 30, 2007 are summarized below:

	Balance 7/2/07	Additions	Reversals	Net Utilized		Balance 9/30/07
				Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2004 Restructuring Actions:
Lease termination costs (a)	111	—	(75)	9	—	45

Balance Sheet Breakout:
Accrued restructuring charges (a)	111	—	(75)	9	—	45

(a)	Amounts represent cash charges.

Utilization of and other activity relating to the 2004 restructuring charges during the nine months ended September 30, 2007 are summarized below:

	Balance 12/31/07	Additions	Reversals	Utilized		Balance 9/30/07
				Cash	Non-Cash
	$	$	$	$	$	$
	(In thousands)
2004 Restructuring Actions:
Lease termination costs (a)	77	81	(81)	(32)	—	45

Balance Sheet Breakout:
Accrued restructuring charges (a)	77	81	(81)	(32)	—	45

(a)	Amounts represent cash charges.

Lease payments are being made on a continuous monthly basis, and the lease expires in 2008. The facility has been subleased.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

2003 Restructuring Actions

During the second quarter of 2007, we released less than $0.1 million associated with lease termination costs for a building lease which expired and the facility was turned back to the landlord.

Third Quarter 2001 Restructuring Actions

During 2006, we recorded an additional net $0.9 million for U.S. lease termination costs since we were not able to locate a subtenant in the timeframe originally anticipated. In January of 2007, we finalized an agreement to assist a company to purchase the building we were leasing and we have been released from our remaining lease obligations. This resulted in an overall $0.6 million cash savings.

(5)	Commitments and Contingencies

Litigation

There are no material legal proceedings to which we are a party. We are involved in lawsuits and claims generally incidental to our business, none of which are expected to have a material impact on our results of operations, business or financial condition.

(6)	Stockholders’ Equity

Share-Based Compensation Plans

Stock Option Plans

We had a 1997 Stock Incentive Plan (the “1997 Plan”). Our 1997 Plan provided for the grant of incentive stock options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code, nonstatutory stock options (“NSOs”) and restricted stock awards. The 1997 Plan expired in January of 2007 and no other options have been granted under this plan after its expiration date; however, all outstanding, un-expired options under the 1997 Plan remain in effect.

We had a 1995 Director Stock Option Plan (the “1995 Director Plan”), and a 2005 Director Stock Option Plan (the “2005 Director Plan”). The 1995 Director Plan expired on July 25, 2005 and no further options have been granted under this plan after its expiration date; however, all outstanding, un-expired options under the 1995 Director Plan remain in effect. The 2005 Director Plan was terminated on May 23, 2007, as a result of the shareholder approval of the new 2007 Stock Incentive Plan, described below, and no further options have been granted under this plan after its termination date; however, all outstanding, un-expired options under the 2005 Director Plan remain in effect.

We have a 2007 Stock Incentive Plan (the “2007 Plan”). Our 2007 Plan was approved by the Shareholders on May 23, 2007, following an earlier Board vote to recommend this Plan. The 2007 Plan provides for the grant of various awards including incentive stock options (as defined in Section 422 of the Internal Revenue Code), nonqualified options, restricted shares, performance awards, and other stock based awards, as determined at the time of grant. Under the 2007 Plan, we can grant options or awards for up to 5,500,000 shares of Common Stock to our employees, officers, directors, consultants and advisors. The exercise price for all options granted under the plan will be the closing price of our Common Stock on the date of grant. Each option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. The duration of options awarded under this plan cannot exceed ten years from the date of grant, except as may be required under laws of other countries. The Board may award restricted shares of our Common Stock, which shares may be subject to risk of forfeiture or restrictions as may be imposed by the Board. The total of all shares subject to awards other than stock options may not exceed 33% of the authorized shares under the 2007 Plan.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Stock Option Activity and Weighted Average Prices

The following table presents the aggregate options granted, exercised and forfeited under all stock option plans at September 30, 2007 and their respective weighted average exercise prices:

	Shares	Weighted Average Exercise Price
	(000’s)	$
Outstanding at beginning of year	3,060	3.90
Granted	166	4.18
Exercised	(31)	3.28
Forfeited/Cancelled/Expired	(124)	4.50

Outstanding at September 30, 2007	3,071	3.90

Options exercisable at September 30, 2007	1,305	4.96

(7)	Other Matters

Other Intangible Assets

At September 30, 2007, we had $0.9 million in net intangible assets, all of which are subject to amortization. Our intangible assets include the OfficeScreen trade name and technology, and customer and vendor relationships obtained through the CSCI acquisition. Intangible assets are amortized using the straight-line method, our best estimate of the pattern of economic benefit, over the estimated useful life of the asset, subject to periodic review for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Amortization expense was less than $0.1 million for quarter ended September 30, 2007 and $0.2 million for the nine months ended September 30, 2007. Amortization expense for each of the next five fiscal years is anticipated to be $0.1 million for the remainder of 2007, approximately $0.2 million each year from 2008 through 2010, $0.1 million in 2011 and $0.1 million thereafter. At September 30, 2007, the weighted average useful life of our intangible assets was approximately 5 years.

The following table presents the other intangible assets and associated accumulated amortization for all periods presented:

	Sept. 30, 2007	Dec. 31, 2006
	$	$
	(In thousands)
Other Intangible Assets:
Gross value	1,127	1,127
Accumulated amortization	(236)	(84)

Net intangible assets	891	1,043

Goodwill Impairment

There is no remaining goodwill related to Zip specific products as of July 1, 2007, as it has now been fully written off. The goodwill related to the CSCI acquisition is not subject to impairment testing yet under FASB Statement No. 142, “Goodwill and Other Intangible Assets”. The goodwill related to the CSCI acquisition will be tested for impairment in the fourth quarter of 2007, as part of our annual impairment testing.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

ITEM 2.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS:

Overview

We design and market products and provide services that help our customers store and protect their valuable digital information. Our six reportable segments are based primarily on the nature of our products and include Consumer Storage Solutions (“CSS”) Products, Zip® Products, REV® Products, Network Storage Systems (“NSS”) Products, Services and Other Products.

The CSS Products segment involves the worldwide distribution and sale of various storage devices including external hard disk drives (“HDD”), CD-RW drives, DVD rewritable drives and external floppy disk drives. The Zip Products segment involves the distribution and sale of Zip drives and disks to retailers, distributors and resellers. The REV Products segment involves the development, distribution and sale of REV drives and disks to retailers, distributors, OEMs and resellers throughout the world. The NSS Products segment consists primarily of the development, distribution and sale of network attached storage servers and Network HDD drives (previously included in the CSS Products segment) in the entry-level and low-end network attached storage market. The Services segment consists of the operations of CSCI, Inc. (“CSCI”), including OfficeScreen® solutions, systems integration, resale of email security from a third party and Iomega services such as iStorageTM (previously included in the Other Products segment). We acquired CSCI in August of 2006. CSCI’s OfficeScreen managed security services include managing firewalls, virtual private networks (“VPNs”) and providing remote access for small businesses. The Other Products segment consists of license and patent fee income (not assigned to specific products) and products that have been discontinued or are otherwise immaterial.

From 1996 through 2006 and also in the third quarter of 2007, the Zip Products segment was the largest contributor to our product operating income. As the Zip business has approached the end of its product lifecycle, we have been trying to find other profitable sources of revenue to replace the declining high gross margin Zip revenue. In recent years, we have invested significant efforts and dollars on the development of the first and second generation REV products. Sales of REV products have exceeded Zip product sales for the past several quarters. However, REV products have been unprofitable every quarter until 2007 from which point the product line has been slightly profitable.

In other efforts to replace the declining Zip business, we have launched and attempted to expand our CSS and NSS businesses. CSS business segment product sales (primarily HDD) significantly exceed Zip product sales. Our CSS business segment achieved operating profitability in the fourth quarter of 2006 and is near breakeven for the nine months ended September 30, 2007. The NSS segment product sales have also been steadily increasing with moderate profits in most periods. We are continuing to develop our NAS product line, targeting the home office and small and mid-size business segments.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

We also acquired CSCI, Inc. (“CSCI”) and have signed a reseller agreement with a provider or email security to expand our brand name into the services segment for small- to mid-sized companies. Although this segment has lost money due to marketing and other start-up costs, we continue to look for opportunities to grow this segment. Additionally, this business is an annuity business whereby income is earned on a monthly basis over the term of the contract and therefore, the impact on the results of operations in not fully reflected immediately.

During the past 15 months, we have taken several steps to return our Company to profitability such as a restructuring plan to reduce costs and simplify our organizational structure, the release of new HDD products and changes to our HDD product supply chain to reduce the cost of these products to allow us to be more competitive in the market place. Primarily as a result of the above actions, at September 30, 2007, we have recorded our fifth consecutive quarter of net income and fourth consecutive quarter of year-over-year revenue growth. The revenue growth is primarily a result of the HDD business, which remains extremely competitive.

Our goals for 2007 remain: (1) to continue to grow and deliver sustained profitability; (2) to further increase the size of our HDD business; (3) to continue to penetrate the high-growth NAS market; (4) to ramp REV 70GB products and push for broad market adoption; (5) to grow our managed services business domestically and abroad and (6) to continue to evaluate new opportunities where we can leverage our brand and channel assets. Notwithstanding our recent accomplishments, there can be no assurance that we will achieve these goals.

Application of Critical Accounting Policies

Areas where significant judgments occur include, but are not limited to: revenue recognition, price protection and rebate reserves, inventory valuation reserves and tax valuation allowances. Actual results could differ materially from these estimates. For a more detailed explanation of the judgments included in these areas, refer to our Annual Report on Form 10-K for the year ended December 31, 2006. Our critical accounting policies have not changed materially since December 31, 2006.

Seasonality

Our CSS business is typically strongest during the fourth quarter. Our European sales, which comprise approximately two-thirds of our total sales, are typically weakest during the summer months due to holidays. There can be no assurance that any historic sales patterns will continue and, as a result, sales for any prior quarter are not necessarily indicative of the sales to be expected in any future periods.

Results of Operations

Our net income for the quarter ended September 30, 2007 was $1.3 million, or $0.02 per diluted share, compared with net income of $0.9 million, or $0.02 per share, for the quarter ended October 1, 2006.

Our net income for the nine months ended September 30, 2007 was $3.5 million, or $0.06 per diluted share, compared with a net loss of $13.7 million, or $(0.26) per share, for the nine months ended October 1, 2006.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Sales

As shown in the table below, total sales for the quarter ended September 30, 2007 increased 51% over the same period in the prior year primarily due to the market acceptance of our new HDD products.

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales:
Consumer Products:
Consumer Storage Solutions	60,685	30,317	30,368	100
Zip Products	3,816	6,245	(2,429)	(39)

Total Consumer Products	64,501	36,562	27,939	76

Business Products:
REV Products	8,981	11,201	(2,220)	(20)
Network Storage Systems	5,523	4,473	1,050	23
Services	1,653	1,254	399	32

Total Business Products	16,157	16,928	(771)	(5)

Other Products	9	105	(96)	(91)

Total Sales	80,667	53,595	27,072	51

The $30.4 million higher CSS sales resulted from $31.4 million of higher HDD drives, partially offset by $0.6 million of lower Optical product, $0.2 million of lower Mini USB flash drive and $0.2 million of lower floppy external drive sales. The sales decreases for Optical, Mini USB flash and floppy external drives were primarily as a result of our prior decision to discontinue certain unprofitable SKUs in these product lines and to focus our efforts on HDD products. Zip product sales continued their expected decline for the quarter ended September 30, 2007, in terms of both units and sales dollars.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our sales by region for the three months ended September 30, 2007 and October 1, 2006 are shown in the table below:

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales Dollars:
Europe	53,072	26,697	26,375	99
Americas (includes Latin America)	25,500	24,282	1,218	5
Asia Pacific	2,095	2,616	(521)	(20)

Total	80,667	53,595	27,072	51

Percent of Total Sales:
Europe	66%	50%
Americas (includes Latin America)	32%	45%
Asia Pacific	2%	5%

Total	100%	100%

The increase in sales dollars in Europe was primarily due to higher CSS product sales of HDD. Sales dollars in the Americas and Asia Pacific region remained relatively flat period over period.

The sales growth in Europe has been primarily due to the introduction of lower cost, competitive HDD products in mid-2006 and strong retail distribution throughout Europe. The Americas retail environment is more challenging than the environment we face in Europe and is generally promotional and discount driven. We currently focus on gross margin generation and other sales channels where we believe we can profitably sell our products and intend to continue this focus in the future. As a result of our focus on profitable sales, we have purposely reduced our Americas retail sales.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

As shown in the table below, total sales for the nine months ended September 30, 2007 increased over the prior year primarily due to the introduction and market acceptance of our new HDD products, partially offset by the expected decrease in Zip product sales.

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales:
Consumer Products:
Consumer Storage Solutions	153,262	81,999	71,263	87
Zip Products	13,097	25,681	(12,584)	(49)

Total Consumer Products	166,359	107,680	58,679	54

Business Products:
REV Products	29,388	30,869	(1,481)	(5)
Network Storage Systems	15,077	12,724	2,353	18
Services	4,898	1,515	3,383	223

Total Business Products	49,363	45,108	4,255	9

Other Products	248	540	(292)	(54)

Total Sales	215,970	153,328	62,642	41

The $71.3 million higher CSS sales resulted from $77.0 million of higher HDD drives, partially offset by $2.5 million of lower Mini USB flash drive sales, $2.6 million of lower Optical product sales, and $0.6 million of lower floppy external drive sales. The sales decreases for Mini USB flash, Optical and floppy external drives were primarily as a result of our prior decision to discontinue certain unprofitable SKUs in these product lines and to focus our efforts on HDD products. Zip product sales continued their expected decline for the nine months ended September 30, 2007, in terms of both units and sales dollars.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our sales by region for the nine months ended September 30, 2007 and October 1, 2006 are shown in the table below:

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Sales Dollars:
Europe	142,874	75,713	67,161	89
Americas (includes Latin America)	65,609	68,329	(2,720)	(4)
Asia Pacific	7,487	9,286	(1,799)	(19)

Total	215,970	153,328	62,642	41

Percent of Total Sales:
Europe	66%	49%
Americas (includes Latin America)	30%	45%
Asia Pacific	4%	6%

Total	100%	100%

The increase in sales dollars in Europe was primarily due to higher CSS product sales of HDD. The decrease in sales dollars in the Americas was primarily due to lower Zip and CSS (Optical and Mini USB flash drive) product sales, partially offset by an increase in Services as a result of the CSCI acquisition. The decrease in sales dollars in the Asia Pacific region was primarily due to lower NSS, CSS (Optical) and Zip product sales, partially offset by higher HDD product sales. The sales growth in Europe has been primarily due to the introduction of lower cost, competitive HDD products and strong retail distribution throughout Europe. The Americas retail environment is more challenging than the environment we face in Europe and is generally promotional and discount driven. We currently focus on gross margin generation and other sales channels where we believe we can profitably sell our products and intend to continue this focus in the future. As a result of our focus on profitable sales, we have purposely reduced our Americas retail sales.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Gross Margin

Our gross margin details for the three months ended September 30, 2007 and October 1, 2006 are shown in the table below:

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Total Gross Margin (dollars)	12,953	12,216	737	6

Total Gross Margin (%)	16.1%	22.8%

The increase in the gross margin dollars and decrease in gross margin percentage was primarily a result of growth in Consumer Storage Solution products, which generally carry a lower gross margin percentage than other product lines, and an expected ongoing decrease in Zip revenue of 39%, which carries a higher gross margin percentage.

The CSS product gross margins increased in terms of dollars for the quarter ended September 30,

2007 as compared to the quarter ended October 1, 2006, primarily due to the higher sales volumes. The CSS product gross margin percentage decreased slightly due to a mix of lower gross margin HDD products, partially offset by freight and other supply chain improvements.

The Zip product gross margin decreased in terms of dollars and percentage for the quarter ended September 30, 2007 as compared to the quarter ended October 1, 2006 due to the expected ongoing decline in revenue.

The REV product gross margins increased in terms of percentage for the quarter ended September

30, 2007, compared to the quarter ended October 1, 2006 due to a mix of higher margin products. The REV product gross margin decreased slightly in terms of dollars due to lower revenue, partially offset by better margin percentage.

The NSS product gross margins increased in terms of dollars and percentage for the quarter ended September 30, 2007, compared to the quarter ended October 1, 2006. The improvement was a result of the release of new, more competitive network HDD and NAS products.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Our gross margin details for the nine months ended September 30, 2007 and October 1, 2006 are shown in the table below:

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Total Gross Margin (dollars)	39,395	30,810	8,585	28

Total Gross Margin (%)	18.2%	20.1%

The increase in the gross margin dollars and decrease in gross margin percentage was primarily a result of growth in Consumer Storage Solution products, which generally carry a lower gross margin percentage than other product lines, and an expected decrease in Zip revenue of 49%, which carries a higher gross margin percentage.

The CSS product gross margins increased in terms of dollars and percentage for the nine months ended September 30, 2007 as compared to the nine months ended October 1, 2006, primarily due to the release of new HDD products, the supply chain cost improvements and higher sales volumes.

The Zip product gross margin decreased in terms of dollars and percentage for the nine months ended September 30, 2007 as compared to the nine months ended October 1, 2006 due to the expected decline in revenue as well as charges associated with the end of life.

The REV product gross margins increased in terms of dollars and percentage for the nine months ended September 30, 2007, compared to the nine months ended October 1, 2006. The improvement was a result of the release of the REV 70GB Backup Drive in the summer of 2006 and lower fixed overhead spending in 2007.

The NSS product gross margins decreased in terms of dollars and percentage for the nine months ended September 30, 2007, compared to the nine months ended October 1, 2006 due to start up charges associated with the launch of the StorCenter Pro NAS 150d product, combined with a higher mix of product sales with lower gross margins.

Future gross margin percentages will depend on a wide variety of factors, including those discussed in the section entitled, “Risk Factors” in Item 1A of Part II in this Form 10-Q filing. We can provide no assurance that we will be able to improve or maintain gross margins in any subsequent quarter or year.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Product Segment Operating Income (Loss)

Product operating income is defined as sales and other income related to a segment’s operations, less both fixed and variable product costs, and direct and allocated operating expenses. Operating expenses are charged to the product segments primarily as a percentage of sales and on a direct method to a lesser extent. When such costs and expenses exceed sales and other income, this is referred to as a product operating loss. The accounting policies of the product segments are the same as those described in Note 1. Intersegment sales, eliminated in consolidation, are not material. Non-allocated operating expenses include restructuring charges and certain extraordinary costs.

The information in the following table was derived directly from our internal segments’ financial information used for corporate management purposes.

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(545)	(1,744)	1,199	69
Zip Products	1,224	767	457	60

Total Consumer Products	679	(977)	1,656	169

Business Products:
REV Products	204	(367)	571	156
Network Storage Systems	566	464	102	22
Services	(349)	(53)	(296)	(558)

Total Business Products	421	44	377	857

Other Products	(139)	75	(214)	(285)

Restructuring reversals	153	211	(58)	(27)

Total Operating Income (Loss)	1,114	(647)	1,761	272

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The CSS product operating loss as a percentage of CSS product sales improved to a negative 0.1% for the quarter ended September 30, 2007 from a negative 6% product operating loss for the quarter ended October 1, 2006. The lower CSS product segment operating loss resulted primarily from improved gross margins from the HDD supply chain improvements, lower operating expenses and other cost reductions.

Zip product operating income as a percentage of Zip product sales increased to 32% for the quarter ended September 30, 2007 from 12% for the quarter ended October 1, 2006 due to lower operating expenses in 2007 and a goodwill impairment charge taken in the third quarter of 2006. We anticipate future volatility in Zip product operating income as the segment reaches the end of its life cycle. There is no remaining goodwill related to the Zip product line on the balance sheet at September 30, 2007, as the last impairment charges were taken in the second quarter of 2007.

The REV product operating income as a percentage of REV product sales improved to 2% for the quarter ended September 30, 2007 compared to a negative 3% for the quarter ended October 1, 2006. The REV product operating income for the quarter ended September 30, 2007 resulted primarily from lower research and development expenses, lower selling and marketing expenses and improved gross margins.

The NSS product operating income as a percentage of NSS product sales remained consistent at 10% for the quarter ended September 30, 2007, compared to the quarter ended October 1, 2006.

The Services operating loss was primarily a result of continued start-up and marketing costs associated with our new managed Services business.

The information in the following table was derived directly from our internal segments’ financial information used for corporate management purposes.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Product Operating Income (Loss):
Consumer Products:
Consumer Storage Solutions	(141)	(11,666)	11,525	99
Zip Products	1,804	1,874	(70)	(4)

Total Consumer Products	1,663	(9,792)	11,455	117

Business Products:
REV Products	234	(5,742)	5,976	104
Network Storage Systems	211	884	(673)	(76)
Services	(1,404)	174	(1,578)	(907)

Total Business Products	(959)	(4,684)	3,725	80

Other Products	250	1,011	(761)	(75)

Non-Restructuring Charges	—	(995)	995	100

Restructuring (charges) reversals	235	(4,358)	4,593	105

Total Operating Income (Loss)	1,189	(18,818)	20,007	106

The CSS product operating loss as a percentage of CSS product sales improved to negative 0.1% for the nine months ended September 30, 2007 from a negative 14% product operating loss for the nine months ended October 1, 2006. The CSS product segment operating loss improvement resulted primarily from improved gross margins from higher sales volumes and the HDD supply chain improvements, and lower operating expenses.

Zip product operating income as a percentage of Zip product sales increased to 14% for the nine months ended September 30, 2007 from 7% for the nine months ended October 1, 2006 due to lower operating expenses in 2007 and larger impairment charges taken in 2006. We anticipate future volatility in Zip product operating income as the segment reaches the end of its life cycle. There is no remaining goodwill related to the Zip product line on the balance sheet at September 30, 2007, as the last impairment charges were taken in the second quarter of 2007.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The REV product operating income as a percentage of REV product sales improved to 0.1% for the nine months ended September 30, 2007 compared to an product operating loss of negative 19% for the nine months ended October 1, 2006. The REV product operating income for the nine months ended September 30, 2007 resulted primarily from lower research and development expenses, lower selling and marketing expenses and improved gross margins.

The NSS product operating income as a percentage of NSS product sales decreased to 1% for the nine months ended September 30, 2007 as compared to a 7% for the nine months ended October 1, 2006. The lower NSS product operating income for the nine months ended September 30, 2007 resulted primarily from charges associated with the launch of the StorCenter Pro NAS 150d product, combined with a higher mix of product sales with lower gross margins.

The Services operating loss was primarily a result of continued start-up and marketing costs associated with our new managed Services business.

Other Products product operating income decreased for the nine months ended September 30, 2007 compared to the nine months ended October 1, 2006, primarily as a result of lower license fee and patent income.

Operating Expenses

The table below shows the details of and the changes in operating expenses for the three months ended September 30, 2007 and October 1, 2006.

	For the Three Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Operating Expenses:
Selling, general and administrative	9,452	8,216	1,236	15
Research and development	1,872	1,904	(32)	(2)
Restructuring reversals	(153)	(211)	58	27
Goodwill impairment charge	—	2,513	(2,513)	(100)
Bad debt expense	668	441	227	51

Total Operating Expenses	11,839	12,863	(1,024)	(8)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

The table below shows the details of and the changes in operating expenses for the nine months ended September 30, 2007 and October 1, 2006.

	For the Nine Months Ended
	Sept. 30, 2007	Oct. 1, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Operating Expenses:
Selling, general and administrative	30,233	31,308	(1,075)	(3)
Research and development	5,395	6,946	(1,551)	(22)
Restructuring charges (reversals)	(235)	4,358	(4,593)	(105)
Goodwill impairment charges	2,963	7,935	(4,972)	(63)
License and patent fee income	(452)	(1,085)	633	58
Bad debt expense	302	166	136	82

Total Operating Expenses	38,206	49,628	(11,422)	(23)

Selling, General and Administrative Expenses

Selling, general and administrative expenses increased for the quarter ended September 30, 2007 compared to the quarter ended October 1, 2006, in part due to higher than normal payments to third parties for services. Selling, general and administrative expenses decreased as a percentage of sales to 12% for the quarter ended September 30, 2007, compared to 15% for the quarter ended October 1, 2006.

The decrease in selling, general and administrative expenses for the nine months ended September 30, 2007 compared to the nine months ended October 1, 2006 reflected lower costs resulting primarily from the 2006 restructuring actions and other cost reductions. Selling, general and administrative expenses decreased as a percentage of sales to 14% for the nine months ended September 30, 2007, compared to 20% for the nine months ended October 1, 2006.

Research and Development Expenses

Lower research and development expenses for the quarter ended September 30, 2007 compared to the quarter ended October 1, 2006 reflected lower development expenses on REV and HDD products. Research and development expenses decreased as a percentage of sales to approximately 2% for the quarter ended September 30, 2007 compared to 4% for the quarter ended October 1, 2006 as a result of higher revenue and overall lower product development costs described above.

Lower research and development expenses for the nine months ended September 30, 2007 compared to the nine months ended October 1, 2006 reflected lower development expenses on HDD and REV products. Research and development expenses decreased as a percentage of sales to 2% for the nine months ended September 30, 2007 compared to 5% for the nine months ended October 1, 2006 as a result of higher revenue and the lower product development costs described above.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Goodwill Impairment Charges

For the quarter ended September 30, 2007, there was no goodwill impairment charge included in operating expenses as compared to $2.5 million for the quarter ended October 1, 2006, relating to Zip goodwill.

For the nine months ended September 30, 2007, operating expenses included a non-cash impairment charge for $3.0 million relating to Zip goodwill as compared to $7.9 million for the nine months ended October 1, 2006.

These charges were recorded as a result of quarterly impairment tests due to declining Zip sales, profits and estimated future cash flows as Zip products reach the end of their lifecycle. There was no remaining goodwill related to the Zip product line as of July 1, 2007.

License and Patent Fee Income

There was no license and patent fee income for either the quarters ended September 30, 2007 or October 1, 2006.

For the nine months ended September 30, 2007, license and patent fee income of $0.5 million was recognized for the sale of certain patents as compared to $1.1 million for the nine months ended October 1, 2006.

Bad Debt Expense

For the quarter ended September 30, 2007, we had a bad debt expense of $0.7 million compared a $0.4 million bad debt credit for the quarter ended October 1, 2006 primarily as a result of higher accounts receivables.

For the nine months ended September 30, 2007, we had a bad debt expense of $0.3 million compared a $0.2 million bad debt credit for the nine months ended October 1, 2006.

Restructuring Charges

During each of the first, second and third quarters of 2007, we recorded a net restructuring release of approximately $0.1 million.

During the first quarter of 2006, we recorded restructuring charges of $0.3 million for severance and benefits associated with the termination of management employees as we began reorganizing our Company from a focus on autonomous geographic regions and products to a simplified functional organization. This reorganization resulted in the elimination of some management positions and material changes in responsibilities in other management positions.

During the second quarter of 2006, we recorded net restructuring charges of $4.3 million of which $1.5 million related to the 2001 restructuring actions; a $0.1 million release related to the 2004 restructuring actions and $2.9 million related to the 2006 restructuring actions.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

During the third quarter of 2006, we recorded a restructuring benefit of $0.2 million, primarily related to the 2006 and 2005 restructuring actions.

For a more detailed discussion on restructuring charges, please refer to the notes to the condensed consolidated financial statements.

Interest Income

Interest income was $0.8 million for the quarter ended September 30, 2007, compared to $0.7 million for the quarter ended October 1, 2006. The increase was a result of higher interest rates.

Interest income decreased to $2.1 million for the nine months ended September 30, 2007 as compared to $2.3 million for the nine months ended October 1, 2006. The decrease was a result of lower average cash balances, partially offset by higher interest rates.

Interest Expense and Other Income (Expense), Net

Interest expense and other income (expense), was a net other expense of less than $0.1 million for the quarter ended September 30, 2007, compared to a net other income of $1.0 million the quarter ended October 1, 2006 primarily a result of a $1.1 million gain recorded in the third quarter of 2006 for the release of various liabilities for a European subsidiary for which operations ceased in 1999.

Interest expense and other income (expense), was a net other expense of $0.2 million for the nine months ended September 30, 2007 as compared to a net other income of $0.9 million for the nine months ended October 1, 2006 primarily a result of a $1.1 million gain recorded in the third quarter of 2006 for the release of various liabilities for a European subsidiary for which operations ceased in 1999, partially offset by a $0.5 million VAT write-off in 2006 associated with a bankrupt European customer.

Income Taxes

For the quarter ended September 30, 2007, we recorded a net income tax provision of $0.5 million on pre-tax income of $1.8 million. This tax provision was primarily comprised of taxes provided on foreign earnings, foreign and domestic capital taxes and an increase in the deferred tax liability related to tax amortization of CSCI goodwill.

For the quarter ended October 1, 2006, we recorded an income tax provision of $0.2 million on a pre-tax income of $1.1 million. This tax benefit was primarily comprised of a release of a deferred tax liability resulting from the goodwill impairment charge recognized.

For the nine months ended September 30, 2007, we recorded a net income tax benefit of $0.4 million on pre-tax income of $3.1 million. This tax benefit was primarily comprised of a $1.6 million release of a contingency reserve related to a foreign tax exposure for which the statute of limitations expired in the second quarter of 2007 and releases of $1.2 million of deferred tax liabilities resulting from the goodwill impairment charges recognized, partially offset by taxes provided on foreign earnings, foreign and domestic capital taxes and an increase in deferred tax liabilities related to tax amortization on CSCI goodwill.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

For the nine months ended October 1, 2006, we recorded an income tax benefit of $2.0 million on a pre-tax loss of $15.7 million. This tax benefit was primarily comprised of a release of a deferred tax liability resulting from the goodwill impairment charges recognized, minor adjustments to the estimated foreign income taxes due to the filing of actual tax returns and the accrual of foreign income and capital taxes.

We adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”) on January 1, 2007. As a result of the implementation of FIN 48, we recognized no material adjustment in the liability for unrecognized income tax benefits. At the adoption date of January 1, 2007, we had $8.2 million of unrecognized tax benefits, $4.0 million of which would affect our effective tax rate if recognized. Consistent with the provisions of FIN 48, we reclassified $4.0 million of income tax liabilities from current to non-current liabilities because payment of cash is not anticipated within one year of the balance sheet date.

As a result of the expiration of the statute of limitations on certain foreign income tax returns without notification of review by the taxing authorities during the second quarter of 2007, as described below, the total amount of unrecognized tax benefits was reduced by $1.4 million. During the third quarter of 2007, the total amount of unrecognized tax benefits was increased by $0.2 million as a result of preliminary findings of the Italian tax authorities. At September 30, 2007, we have $4.6 million of unrecognized tax benefits, $2.8 million of which would affect our effective tax rate if recognized.

We recognize interest and penalties related to uncertain tax positions in income tax expense. As of the date of adoption of FIN 48, we had accrued $0.3 million for the payment of interest and penalties relating to unrecognized tax benefits. This amount was increased during the first quarter of 2007 by $0.1 million for additional accruals of interest and penalties and reduced during the second quarter of 2007 by $0.2 million for the release of accruals related to the expiration of the statute of limitations on certain foreign income tax returns without notification of review by the taxing authorities and remained relatively the same during the third quarter of 2007. As of September 30, 2007, we have approximately $0.3 million of accrued interest related to uncertain tax positions, which was also reclassified from current to non- current liabilities upon adoption of FIN 48.

The tax years 2002-2006 remain open to examination by the Internal Revenue Service (“IRS”). We are no longer subject to examination by the IRS for periods prior to 2002, although carryforward attributes that were generated prior to 2002 may still be adjusted upon examination by the IRS if they either have been or will be used in a future period. Various state and foreign income tax returns are also under examination by taxing authorities. We do not believe that the outcome of any examination will have a material impact on our financial statements.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Liquidity and Capital Resources

Details of our total cash, cash equivalents and temporary investments are shown in the table below:

	Sept. 30, 2007	Dec. 31, 2006	Change	Change
	$	$	$	%
	(In thousands, except %)
Total cash, cash equivalents and temporary investments for the U.S. entity	4,604	2,653	1,951	74
Total cash, cash equivalents and temporary investments for non-U.S. entities	64,763	65,495	(732)	(1)

Total consolidated cash, cash equivalents and temporary investments	69,367	68,148	1,219	2

Working capital	90,135	79,273	10,689	13

(1)	Of the $64.8 million in total cash, cash equivalents and temporary investments for non-U.S. entities, $0.1 million was restricted at September 30, 2007. At December 31, 2006, $0.1 million of the non-U.S. entity cash was restricted.

On average, we anticipate incurring taxes of approximately 5% or less on cash balances repatriated to the U.S.

For the nine months ended September 30, 2007, cash provided by operations amounted to $1.2 million. The primary sources of cash from operations for the nine months ended September 30, 2007 was net income, partially offset by the seasonal build of inventory and trade receivables.

Trade receivables increased in the nine months ended September 30, 2007, due to increased sales. Days sales outstanding (“DSO”) in receivables increased from 36 days at December 31, 2006 to 54 days at September 30, 2007. DSO increased primarily due to the timing of sales within the respective periods. Inventories increased during the nine months ended September 30, 2007 primarily in the HDD product line as we ramp for the fourth quarter, which is generally a seasonally strong quarter.

Our goal is to continue to increase cash flows from operations by improving the financial results of the CSS business, in particular HDD and improving REV product sales and margins. Although we have made significant progress on most of these initiatives, we can give no assurance that this progress is sustainable in the long term.

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We believe that our current balance of total unrestricted cash, cash equivalents and temporary investments will be sufficient to fund anticipated working capital requirements, capital expenditures and cash required for other activities for at least one year. We do not believe that our cash balances would be adequate to fund a material acquisition. In that situation, we would need to borrow cash or fund the acquisition through a stock offering. Additionally, cash flow from future operations, investing activities and the precise amount and timing of our future financing needs cannot be determined. Future cash flow will depend on a number of factors, including management’s ability to achieve the goals set forth herein and those factors set forth in the section labeled “Risk Factors” in Item 1A of Part II in this Form 10-Q. Should we be unable to meet our cash needs from our current balance of total unrestricted cash, cash equivalents and temporary investments and future cash flows from operations, we would most likely incur additional restructuring charges to adjust our expenditures to a level that our cash flows could support and/or seek financing from other sources.

Our current balance of total unrestricted cash, cash equivalents and temporary investments is our sole source of liquidity. There is no assurance that, if needed, we would be able to obtain financing from external sources or obtain a competitive interest rate.

Other Matters

In September of 2006, the FASB issued SFAS Statement No. 157, “Fair Value Measurements” (“SFAS 157”). This statement provides enhanced guidance for using fair value to measure assets and liabilities. This statement also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 does not expand the use of fair value in any new circumstances. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

In February of 2007, the FASB issued SFAS Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. We are currently assessing the impact of SFAS 159 on our financial results.

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ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK:

For quantitative and qualitative disclosures about market risk affecting Iomega, see Item 7A, “Quantitative and Qualitative Disclosures about Market Risk”, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, which is incorporated herein by reference. Our exposure to market risk has not changed materially since December 31, 2006.

ITEM 4.	CONTROLS AND PROCEDURES:

Our management, with the participation of our chief executive officer and chief financial officer, evaluated the effectiveness of our disclosure controls and procedures as of September 30, 2007. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the evaluation of the Company’s disclosure controls and procedures as of September 30, 2007, our chief executive officer and chief financial officer concluded that, as of such date, our disclosure controls and procedures were effective at the reasonable assurance level.

No change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the third quarter ended September 30, 2007 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

The certifications of our chief executive officer and chief financial officer attached as Exhibits 31.7 and 31.8 to this Quarterly Report on Form 10-Q include, in paragraph 4 of such certifications, information concerning our disclosure controls and procedures and internal control over financial reporting. Such certifications should be read in conjunction with the information contained in this Item 4 for a more complete understanding of the matters covered by such certifications.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

PART II—OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

There are no material legal proceedings to which we or any of our subsidiaries are a party or to which any of our property is subject. We are involved in lawsuits and claims generally incidental to our business, none of which are expected to have a material adverse effect on our business, financial condition or results of operations.

ITEM 1A.	RISK FACTORS

Demand for Our Products and Services and Operating Efficiencies

Our future operating results will depend upon our ability to develop or acquire new products or services and to operate profitably in an industry characterized by intense competition, rapid technological advances and low margins. This, in turn, will depend on a number of factors, including:

•	Our ability to improve and/or sustain satisfactory HDD gross margins;

•	Our ability to generate significant sales and profit margins from REV® and NAS products and OfficeScreen® services;

•	Our ability to replace declining Zip® revenues and profits with revenues and profits from other products and services;

•	Worldwide market conditions and demand for digital storage products;

•	Our success in meeting targeted availability dates for new and enhanced products;

•	Our ability to develop and commercialize new intellectual property and to protect existing intellectual property;

•	Our ability to maintain profitable relationships with our distributors, retailers and other resellers;

•	Our ability to maintain an appropriate cost structure;

•	Our ability to attract and retain competent, motivated employees;

•	Our ability to comply with applicable legal requirements throughout the world;

•

Our ability to avoid disruptions to our ongoing business as we evaluate strategic investments, including the evaluation of new opportunities related to services for small- and medium- sized businesses;

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•	Our ability to obtain HDD products from suppliers at a competitive price and in sufficient quantities;

•	Our ability to utilize reliable outsource partners for certain critical functions at prices that keep us competitive and

•	Our ability to successfully manage litigation, including enforcing our rights, protecting our interests and defending claims made against us.

These factors are difficult to manage, satisfy and influence. Although we have recorded net income in the past five quarters, we have been unable to operate profitably on an annual basis since 2002 and we cannot provide any assurance that we will be able to sustain profits in the future.

Zip Drives and Disks

Zip® products have accounted for the majority of our product operating income from 1996 through 2006, and also in the third quarter of 2007, and have provided our only meaningful source of product operating income for the past several years. However, Zip product sales have declined consistently and significantly on a year-over-year basis since peaking in 1999. These declines are expected to continue through the end of the Zip product lifecycle, due to the general obsolescence of Zip technology and the emergence of alternate storage solutions. Given this continuing decline, we can offer no assurance that we will be able to maintain profitable operations on our Zip business in the future. Further, we will not be viable unless we generate significant product operating income from products other than Zip products. We can provide no assurance that we will be able to do so in the future. In addition, as a result of the end of the lifecycle for Zip, we expect to incur various claims for excess and obsolete inventory and may incur higher per-unit charges on small volumes of purchases or other costs associated with waning sales of this product line. Further, retail distributors who have featured Iomega products because of their desire to sell our proprietary Zip products may reduce or end purchases of non-Zip products as Zip sales become less important in attracting customers into their businesses.

REV Products

Future results of our REV products entail numerous risks relating to factors such as:

•	Inability to create product awareness or lack of market acceptance of the REV 70GB Backup Drive;

•	Failure to maintain acceptable arrangements with product component suppliers, particularly in light of lower than anticipated volumes;

•	Manufacturing, technical, supplier, or quality-related delays, issues or concerns, including the loss of any key supplier or failure of any key supplier to deliver high quality products on time;

•	The potential for further delays or other failures of our OEM partner in the broadcast industry, Thomson N.A., to introduce expected products utilizing REV drives and disks in 2007;

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•	Potential declines in demand for REV 35GB products because of the launch of REV 70GB products;

•	The potential for cost overruns, schedule misses or performance issues with next generation REV products as we develop additional REV products and

•	Risks that third parties may assert intellectual property claims against REV products.

Consumer Storage Solutions Products

CSS products and primarily HDD products have accounted for the majority of our revenue over the past year. Additionally, with the introduction of the new HDD products in the second half of 2006, HDD has become an even larger portion of our revenue and is absorbing a large amount of our fixed overhead and operating expenses. As a result, the impact of competition in this segment can have a larger impact on our financial results than in the past.

Virtually all of our CSS products are commodity-type products, which are similar to many other widely available products. These competing products are marketed by both name-brand manufacturers and generic competitors and we source hard drives from the same companies we compete with. Hard drive manufacturers, who are suppliers and also competitors, have an inherent cost advantage and therefore can undercut Iomega’s pricing in the market at any time. Moreover, besides our trademarks, we own limited intellectual property relating to many of our CSS products. Consequently, this segment is characterized by intense competition, the frequent introduction of new products and upgrades for existing products, supply fluctuations and frequent end user price reductions. In order to compete successfully, we must accurately forecast demand, closely monitor inventory levels, secure quality products, meet aggressive product price and performance targets, create market demand for our brand and hold sufficient, but not excess, inventory. Historically, we have failed to accomplish these objectives and this business has never achieved full year profitability. In light of these challenges, we can offer no assurance that we will achieve sustainable profitability on this segment.

Further, in their own effort to seek the highest margin possible, large retail customers seek levels of promotional funds or other consideration and benefits that may not be consistent with our profit goals; lower retail sales or higher selling expenses therefore can result from positions taken by large retailers. In the highly competitive U.S. retail channel, there could be swings in demand for our CSS products, and we could be faced with difficult decisions about whether to grant costly concessions such as product returns or stock rotation, at any time.

U.S. Sales

Selling HDD products into retail channels in the U.S. continues to be a challenge for us. During 2007, CompUSA closed a substantial number of its stores, reducing certain volume opportunities for Iomega. Further, it appears that some companies with their own manufacturing capabilities are increasing competition and lowering prices aggressively. We have generally believed that a certain volume of retail sales is beneficial to maintain brand awareness; however, our retail HDD volume in the U.S. has been

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

decreasing over the past several quarters. We can give no assurances regarding our future success in selling HDD products in retail channels in the U.S. Additionally, as Zip products approach the end of their life, there is a risk that our distribution or retail customers elect to discontinue selling Zip products earlier than anticipated due to lower volumes.

Development and Introduction of New Products and Services and New Revenue Streams

We believe that we must continually either develop or acquire the right to profitably sell new products or services in order to remain viable in the data storage industry. However, our efforts in this regard have frequently been unsuccessful. Since 1999, we have developed and/or acquired the right to market a variety of new products, but most have not delivered consistent, material profits.

We are spending significant resources attempting to develop new products. We may spend additional resources attempting to acquire the rights to new technologies or services, to fund development of such technologies or to otherwise differentiate existing products. We can provide no assurance that any of these expenditures will yield profits.

Our acquisition of CSCI, Inc. introduced management and various personnel to new challenges, including the need to incorporate a private company into our public company processes and controls; the need for us to simultaneously launch additional sales of this newly acquired service while hiring and scaling up support for offering OfficeScreen services to more and more customers. Historically, CSCI, Inc. did not have the same extent of process controls as a public company, and that company environment is in the midst of a period of change, from ownership by two founders to ownership and integration by a public company. Changing the management and tracking of information could result in disruption or loss of past checks and balances. Further, selling security and/or firewall services requires new contracts and the wide distribution of a service that is a new offering from us and potentially a new service for future customers. Another one of our goals is to expand the managed service business internationally, introducing risks related to learning new regulatory schemes and laws that may not have applied to our traditional hardware business. These efforts all involve execution, market risk and competition, as well as implementation of new business processes and systems (e.g., managing monthly billing rather than up front payments for hardware; managing ongoing services to accounts with ever-changing IT environments; adapting to deal with changing security threats or viruses over time; etc.) and there is no assurance that we will be successful in this endeavor.

Restructuring, Other Cost Reduction Activities and Retention of Key Personnel

We have initiated various restructuring actions in the past in conjunction with our desire to reduce costs, operate efficiently and maintain lean staffing levels. Other restructuring actions may be necessary in the future. Our ability to retain key employees or our success at maintaining institutional knowledge and consistent application of controls, may be adversely affected because of past or any future restructuring activities or any regrettable turnover of personnel.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Internal Control Reporting Compliance Efforts

Under Section 404 of the Sarbanes-Oxley Act of 2002, we are required to include in each Annual Report a report on internal control over financial reporting.

We are always at risk that any future failure of our own controls or the controls at any of our outsourcing partners could result in reported material weaknesses. Responsibility for the finance function for Europe has changed hands internally as we have restructured and experienced voluntary turnover over the past year. In general, we have somewhat more risk and a newer, smaller compliance team in Europe, but our greatest growth in revenue has been in Europe in recent quarters.

Although we continue to invest resources in Section 404 compliance activities, we can provide no assurance that we will be successful in these efforts to avoid reporting a future material weakness in internal control over financial reporting.

Any such reported material weakness could have a material impact on our market capitalization, financial statements or have other adverse consequences.

Product Manufacturing and Procurement

We have fully outsourced all manufacturing and have no direct control over the manufacturing processes of our products. This lack of control may increase quality or reliability risks and could limit our ability to quickly increase or decrease production rates.

Outsourced Distribution and Logistics

Because we have outsourced our distribution and logistics operations, we rely upon the computer systems, business processes and internal controls of our distribution and logistics services provider. These systems may develop communication, compatibility, control or reliability problems. In addition, we face risks of operational interruptions, missed or delayed shipments, unexpected price increases and inventory management risks. In the second quarter of 2007, in an effort to further reduce operating costs, we changed our global distribution and logistics supplier. Transitioning such a highly integrated, critical relationship has caused disruption, incremental costs during the transition, interruptions to shipments, increased manual processes, and may cause risks of accounting or information technology issues or other business risks.

Reporting of Channel Inventory and Product Sales by Channel Partners

We defer recognition of sales on estimated excess inventory in the distribution, retail and DMR (direct merchandising retailers) channels. For this purpose, excess inventory is the amount of inventory that exceeds the channel’s four-week requirement as estimated by management. We rely on reports from our distributors, resellers and DMR customers to make these estimations. Although we have processes and systems checks in place to help reasonably ensure the accuracy of the reports, we cannot guarantee that the third-party data, as reported, will be accurate.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Concentration of Credit Risk

We market our products primarily through computer product distributors, retailers and OEMs. Accordingly, as we grant credit to our customers, a substantial portion of outstanding trade receivables are due from computer product distributors, certain large retailers and OEMs. If any one or a group of these customers’ receivable balances should be deemed uncollectible, it would have a material adverse effect on our results of operations and financial condition. As we sell fewer products through the retail channel, we have less leverage with such retailers and increased exposure to payment delays or other collection issues with retailers.

Company Operations, Component Supplies and Inventory

It is difficult to negotiate or maintain favorable pricing, supply, business or credit terms with our vendors, suppliers and service providers. We anticipate continued challenges in this area for the foreseeable future. Zip and REV products, as well as certain key components, are each manufactured by single manufacturers, which creates risks of disruption in the event of labor, quality or other problems at Zip or REV product manufacturers or certain key component manufacturers. In addition, product manufacturing costs may increase if we fail to achieve anticipated volumes. There can be no assurance that we will be able to successfully manage these risks.

As suppliers upgrade their components, they regularly “end of life” older components. As we become aware of an end of life situation, we attempt to make purchases to cover all estimated future requirements or find a suitable substitute component. In such cases, we may not be successful in obtaining sufficient numbers of components or in finding a substitute. In particular, Zip products are quickly approaching the end of their lifecycle and we have experienced supplier charges and excess inventory components. Although we cannot quantify the charges, we anticipate future charges related to Zip end of life. In summary, we can offer no assurance that we will be able to obtain a sufficient supply of components on a timely and cost effective basis. Our failure to do so would lead to a material adverse impact on our business.

Purchase orders for components or finished products are based on forecasted future sales requirements. It is difficult to estimate future product demand for new products or products with declining sales. Further, our customers frequently adjust their ordering patterns in response to factors such as inventory on hand, new product introductions, seasonal fluctuations, promotions, market demand and other factors. As a result, our estimates, when inaccurate, can result in excess or insufficient purchase commitments. We have recorded significant charges in the past relating to excess purchase commitments and inventory reserves and these charges can adversely affect our financial results. We may be required to take similar charges attributable to forecasting inaccuracies in the future.

Intellectual Property Risks

Patent, copyright, trademark or other intellectual property infringement claims have been and may continue to be asserted against us at any time. As we increase our revenue, it is possible that the volume of such assertions may increase, based upon our increased visibility, range of products, or attractiveness as a potential target for licensing fees. Such intellectual property claims could have a number of adverse consequences, including an injunction against current or future product shipments, liability for damages

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

and/or royalties, indemnification obligations and significant legal expenses. We try to protect our intellectual property rights through a variety of means, including seeking and obtaining patents, trademarks and copyrights, and through license, nondisclosure and other agreements. Any failure or inability to adequately protect our intellectual property rights could have material adverse consequences.

International Operations

Our International operations are currently accounting for more than two-thirds of our revenue. Additionally, we have a relatively small administrative staff to support these operations. Much of the support is coming from Corporate in the U.S. International laws and rules can be very complicated and there is a risk that we will not meet all of the legal, tax and other requirements which could result in penalties or other actions.

Legal Risks

We have entered into multiple agreements, including license, service, supply, resale, distribution, development and other agreements in multiple jurisdictions throughout the world. We are also subject to an array of regulatory and compliance requirements, including foreign legal requirements and a complex worldwide tax structure.

In addition, we employ people throughout the world. Although we attempt to fulfill all of our obligations, enforce all of our rights appropriately and comply with all applicable laws and regulations under these agreements and relationships, our organization is complex and errors may occur. We have been sued and may be sued, under numerous legal theories, including breach of contract, tort, product liability, intellectual property infringement and other theories. Such litigation, regardless of the outcome, may have an adverse effect upon our profitability or public perception.

Uncertain Tax Positions

We adopted FIN 48 as of January 1, 2007, as required. In 2007 and subsequent periods, the income tax assets and liabilities we recognize for uncertain tax positions, if any, will be adjusted when the related income tax liabilities are paid, the income tax positions are settled with the taxing authorities, the related statutes of limitations expire or under other circumstances as provided in FIN 48. Our assessment of uncertain tax positions requires that we make estimates and judgments about the application of tax laws, the expected resolution of uncertain tax positions and other matters. In the event that uncertain tax positions are resolved for amounts different than our estimates, or the related statutes of limitations expire without our being assessed additional income taxes, we will be required to adjust the amounts of the related assets and liabilities in the period in which such events occur. Such adjustments may have a material impact on our income tax provision and our results of operations.

Other Risk Factors

We are subject to risks associated with general economic conditions and consumer confidence. Any disruption in consumer confidence or general economic conditions including those caused by acts of war, natural disasters affecting key suppliers or key facilities, terrorism or other factors could affect our operating results. Significant portions of our sales are generated in Europe and, to a lesser extent, Asia.

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We invoice the majority of our European customers in Euros and invoice most of our remaining customers in U.S. dollars. Fluctuations in the value of foreign currencies relative to the U.S. dollar that are not sufficiently hedged by international customers invoiced in U.S. dollars could result in lower sales and have an adverse effect on future operating results. Our management is giving serious attention to possible strategic opportunities to build the business and find synergistic products or services. Potential strategic transactions always involve a heightened risk of legal claims, disruption and unexpected costs, even failed explorations of transactions can result in spikes in costs for advisors, and even successful transactions can lead to unexpected costs.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS:

During the quarter ended September 30, 2007, we did not repurchase any shares of our Common Stock. As of September 30, 2007, approximately $122.3 million remained available for future repurchases under the $150 million stock repurchase plan authorized by our Board of Directors on September 28, 2000. The repurchase plan does not have a fixed termination date.

ITEM 6.	EXHIBITS:

The exhibits listed on the Exhibit Index filed as a part of this Quarterly Report on Form 10-Q are incorporated herein by reference.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IOMEGA CORPORATION

(Registrant)

(Signed)
Dated: November 8, 2007	Jonathan S. Huberman Vice Chairman and Chief Executive Officer

(Signed)
Dated: November 8, 2007	Preston Romm Vice President of Finance and Chief Financial Officer (Principal financial and accounting officer)

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

EXHIBIT INDEX

The following exhibits are filed as part of this Quarterly Report on Form 10-Q:

Exhibit No.	Description

10.27	Form of Nonstatutory Stock Option Agreement under the 2007 Stock Incentive Plan.

31.7	Section 302 certification letter from Jonathan S. Huberman, Vice Chairman and Chief Executive Officer.

31.8	Section 302 certification letter from Preston Romm, Vice President of Finance and Chief Financial Officer.

32.7	Section 906 certification letter from Jonathan S. Huberman, Vice Chairman and Chief Executive Officer.

32.8	Section 906 certification letter from Preston Romm, Vice President of Finance and Chief Financial Officer.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

10Q	Exhibit 10.27

NONSTATUTORY STOCK OPTION AGREEMENT

Granted Under 2007 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Iomega Corporation, a Delaware corporation (the “Company”), on                              (the “Grant Date”), to                             , (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2007 Stock Incentive Plan (the “Plan”), a total of                              shares of common stock, $0.03 1/3 par value per share (the “Common Stock”), of the Company (the “Shares”) at $                             per Share. Unless earlier terminated, this option shall expire on                              at 4:00 p.m. Eastern Time (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

(a)	Scheduled Vesting. This option grant will become exercisable at the rate of percent ( %) per year commencing on the first anniversary of the date of grant and continuing on each subsequent anniversary date until fully vested.

This option shall expire upon, and will not be exercisable after, the Final Exercise Date. The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Sections 3 or 4 hereof or the Plan.

(b)	Automatic Acceleration Upon a Change in Control Event.

(i)	In the event that the surviving entity resulting from a Change of Control Event does not assume this option, the entire option shall become vested immediately prior to the occurrence of a Change of Control Event.

(ii)	To the extent this option remains outstanding after a Change in Control, then, if (x) the Participant’s service is terminated by the Company or its successor without Cause (as defined in Section 4(e) or (y) the Participant resigns from service with the Company or its successor for Good Reason (as defined below), in either case prior to the second anniversary of the date of consummation of the Change in Control Event, then the vesting schedule of this option shall be accelerated so that all options which remain unvested shall automatically become vested in full effective immediately prior to the occurrence of such termination or resignation.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(ii)	For purposes of this Section, “Good Reason” shall mean a significant diminution in the Participant’s status, title, offices, authority, responsibilities, or reporting requirements from and after such Change in Control Event, or any reduction in the annual cash compensation payable to the Participant and after the Change of Control Event, or the relocation to the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Change in Control Event; provided however that in the case of members of the Board of Directors, Good Reason will not include any change in Board committee assignments or Board committee chairmanships.

3.	Non-Solicitation; Non-Disclosure.

(a)	Non-Solicitation of Employees. Participant agrees that during Participant’s service with the Company, and for one year following Participant’s termination of such service, Participant shall not, directly or indirectly, in any capacity (including but not limited to, as an individual, a sole proprietor, partner, stockholder, investor, officer or director of a corporation, an employee, agent, associate, or consultant of any person, firm or corporation, or other entity) hire any person from, attempt to hire any person from, or solicit, induce, persuade, or otherwise cause any person to terminate his or her service with the Company; provided, however, that Participant’s mere association (as a director, officer, employee, or otherwise) with an entity that hires or solicits a person employed by Company shall not violate this provision if Participant played no part in the introduction, hiring, solicitation, or determination of whether to hire such candidate. Any breach of Participant’s obligations under this paragraph shall, in addition to all other remedies available to the Company, result in the immediate termination of this option.

(b)	Non-Solicitation of Customers. Participant agrees that during Participant’s service with the Company and for one year following Participant’s termination of such service, Participant shall not, directly or indirectly, in any capacity, solicit the business of any customer of the Company except on behalf of the Company, or attempt to induce any customer of the Company to cease or reduce its business with the Company; provided that following the termination of Participant’s service with the Company, he or she may solicit a customer of the Company to purchase goods or services that do not compete directly or indirectly with those then offered by the Company, and provided further that Participant’s mere association (as a director, officer, employee, or otherwise) with an entity that solicits a customer of Company shall not violate this provision if Participant played no part in the introduction, solicitation, or determination of whether to solicit such customer. Any breach of Participant’s obligations under this paragraph shall, in addition to all other remedies available to the Company, result in the immediate termination of this option.

(c)	Non-Disclosure. Participant agrees that, except in the ordinary and proper course of performing his or her duties for the Company, Participant shall not disclose to others any proprietary, confidential or secret information, including but not limited to inventions, intellectual property, information relating to the Company’s products, research, technology, development, services, clients, customers, suppliers, employees, business, operation, activities, procedures, plans, or proposals.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

(d)	Remedies. Participant agrees and acknowledges that if Participant violates the non- solicitation or non-disclosure provisions of this Section 3, (i) Participant’s right to exercise this option and any other options granted by the Company shall terminate immediately, (ii) the Company may pursue any and all remedies available at law or in equity, including but not limited to specific performance, injunctive relief and damages, and (iii) in addition to any remedies described in (ii), the Participant shall pay to the Company an amount equal to Participant’s gain resulting from any exercise of the option computed as the difference between the option price and the market price on the date of exercise multiplied by the number of shares exercised.

4.	Exercise of Option.

(a)	Form of Exercise. Each election to exercise this option shall be by written notice of exercise signed by the Participant or by any other form of notice authorized by the Company, and received by the Company at its principal office, accompanied by payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)	Continuous Relationship with the Company Required. Except as otherwise provided in this Section 4, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)	Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in Section 3 or in paragraphs (d) and (e) of this Section 4, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d)	Exercise Upon Death or Disability. For Participants other than non-employee Directors, if the Participant dies or becomes disabled (within the meaning of Section 22 (e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable within the period of one year following the date of death or disability of the Participant by the Participant (or in the case of death, by an authorized representative), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability plus any Pro Rata Shares (as defined below), and further provided that this option shall not be exercisable after the Final Exercise Date. “Pro Rata Shares” means the number of shares that would have first become exercisable on the next anniversary of the Grant Date times a fraction, the numerator of which is the number of days elapsed from the most recent anniversary of the Grant Date until the date of death or disability and the denominator of

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

which is 365. The provisions relating to the exercise of options on death, disability or retirement of a Director shall be as set forth in an exhibit attached to each Director’s Agreement at the time of the option grant.

(e)	Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined herein), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

5.	Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

6.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed by its duly authorized officer. This option shall take effect as a sealed instrument.

IOMEGA CORPORATION

Dated:	By:

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

Exhibit A—

Exercise Upon Death, Disability or Retirement of Non-Employee Director. If the Participant is a non-employee member of the Board of Directors (“Director”) and ceases to be such by reason of (i) death, (ii) disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) or (iii) the Director’s resignation or decision not to stand for re-election at age 55 of older following five years of consecutive service as a Director, then the period during which then vested, exercisable options may be exercised shall be two years rather than three months (but in no event after the Final Exercise Date). In addition, if a Director’s service is terminated by reason of death or disability, all unvested options shall automatically vest and become immediately exercisable for said two year period following such death or disability (but not after the tenth anniversary of the grant date). In such case, this option may be exercised by the Participant or by the person to whom this option is transferred by will, by the laws of descent and distribution. Except as otherwise indicated by the context, the term “Participant,” as used in this option, shall be deemed to include the estate of the Participant or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Participant.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the option granted                              and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2007 Stock Incentive Plan and Prospectus.

PARTICIPANT:

Signature

Print Name:

Address:

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

10Q	Exhibit 31.7

CERTIFICATIONS

I, Jonathan S. Huberman, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Iomega Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

(Signed)
Date: November 8, 2007	Jonathan S. Huberman
Vice Chairman and Chief Executive Officer

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

10Q	Exhibit 31.8

CERTIFICATIONS

I, Preston Romm, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Iomega Corporation;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

(Signed)
Date: November 8, 2007	Preston Romm
Vice President of Finance and Chief Financial Officer

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

10Q	Exhibit 32.7

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan S. Huberman, Vice Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(Signed)

Jonathan S. Huberman

Vice Chairman and Chief Executive Officer

November 8, 2007

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Iomega Corporation specifically incorporates it by reference.

APPENDIX III	UNAUDITED FINANCIAL INFORMATION OF IOMEGA

10Q	Exhibit 32.8

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iomega Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Preston Romm, Vice President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(Signed)

Preston Romm

Vice President of Finance and Chief Financial Officer

November 8, 2007

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Iomega Corporation specifically incorporates it by reference.

APPENDIX IV	GENERAL INFORMATION OF IOMEGA

1.	STATEMENT OF THE ASSETS AND LIABILITIES OF IOMEGA

Please refer to the latest published unaudited consolidated financial statements of Iomega Group for the nine months ended 30 September 2007 prepared in accordance with US GAAP, as set out in Appendix III.

2.	MATERIAL LITIGATION

As at the Latest Practicable Date, there are no material legal proceedings to which Iomega or any of its subsidiaries is a party or to which any of the Iomega’s property is subject. Iomega is involved in lawsuits and claims generally incidental to Iomega’s business, none of which are expected to have a material adverse effect on Iomega’s business, financial condition or results of operations. The Company has not verified and is not in a position to verify the aforesaid information of Iomega.

3.	MATERIAL CONTRACTS

The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by Iomega within two years immediately preceding the date of this circular up to and including the Latest Practicable Date and are or may be material:

(a)	On 10 July 2006, Iomega entered into a definitive agreement with CSCI, Inc. (“CSCI”), a California corporation, and its shareholders, Rich Tear and Dan Williamson, to acquire CSCI by merging a newly formed subsidiary of Iomega with and into CSCI. As a result of the merger, CSCI became a wholly owned subsidiary of Iomega. CSCI is engaged in the managed services and IT systems integration business. Under the agreement, Iomega paid US$4,500,000 in cash, minus the amount of CSCI’s costs relating to the transaction, and issued approximately US$7,000,000 of Iomega Shares, based on the average closing price of Iomega Shares on the NYSE over the 20 business days ending on (and including) the last market trading day immediately preceding the closing date. Iomega has also promised to make certain additional incentive payments, totaling approximately US$1,000,000 in cash, primarily for the purpose of retaining CSCI’s owners. The acquisition was completed on 11 August 2006, and Iomega issued a total of 2,857,722 Iomega Shares. 336,802 of the Iomega shares were deposited into escrow as partial security for the indemnification obligations of the shareholders and certain employees of CSCI under the acquisition agreement. Iomega issued the Iomega Shares in reliance on Section 3(a)(10) of the Securities Act of 1933, as amended, following a public hearing by the California Department of Corporations on the fairness of the terms and conditions of the transaction and a determination that the transaction was fair, just and equitable to all applicable parties; and

(b)	The Agreement.

APPENDIX V	GENERAL INFORMATION OF THE GROUP

1.	RESPONSIBILITY STATEMENT

This circular includes particulars given in compliance with the Listing Rules for the purpose of giving information with regard to the Company. The Directors collectively and individually accept full responsibility for the accuracy of the information contained in this circular and confirm, having made all reasonable enquiries, that to the best of their knowledge and belief, there are no other facts not contained in this circular, the omission of which would make any statement herein misleading.

2.	SHARE CAPITAL

As at the Latest Practicable Date, the registered share capital of the Company comprised a total number of 1,197,742,000 Shares, made up of 743,870,000 state-owned legal person shares and 453,872,000 overseas listed foreign shares (H Shares).

3.	DISCLOSURE OF INTERESTS

Directors, supervisors and chief executive officers

As at the Latest Practicable Date, the interests and short positions of the Directors and chief executives of the Company in the shares, underlying shares and debentures of the Company and its associated corporations (within the meaning of Part XV of the Securities and Futures Ordinance (the “SFO”)) which were notified to the Company and the Stock Exchange pursuant to Divisions 7 and 8 of Part XV of the SFO (including interests and short positions which the Directors and the chief executives of the Company were deemed or taken to have under such provisions of the SFO) or which were required to be and were recorded in the register required to be kept pursuant to Section 352 of the SFO or as otherwise notified to the Company and the Stock Exchange pursuant to the Model Code for Securities Transactions by Directors of Listed issuers adopted by the Company (the “Model Code”) were as follows:

Personal Interests

Name of Director	Number of shares held	Approximate percentage of total registered share capital of the relevant entity
Mr. Lu Ming	83,952 shares of CGC	0.0183%
Mr. Tam Man Chi	1,113,878 shares of Shenzhen Kaifa	0.12%

APPENDIX V	GENERAL INFORMATION OF THE GROUP

Corporate Interests

Name of Director	Number of shares held	Approximate percentage of total registered share capital of the relevant entity
Mr. Tam Man Chi	73,389,587 shares of Shenzhen Kaifa (Note 1)	8.34%

Note 1:	Broadata (HK) Limited (“Broadata”) held approximately 8.34% of these shares. Flash Bright Investment Limited held 67.96% shares in Broadata. Mr. Tam Man Chi and his spouse held in aggregate 100% equity shares in Flash Investment Limited.

Save as disclosed above, as at the Latest Practicable Date, none of the Directors and chief executive of the Company and their respective associates had any interest or short position in the shares, underlying shares and debentures of the Company or any of its associated corporation (within the meaning of Part XV of the SFO) which had to be notified to the Company and the Stock Exchange pursuant to Divisions 7 and 8 of Part XV of the SFO (including interests and short positions which he/she was taken or deemed to have under such provisions of the SFO) or which were required, pursuant to Section 352 of the SFO, to be entered in the register referred to therein or which were required, pursuant to the Model Code contained in the Listing Rules, to be notified to the Company and the Stock Exchange.

4.	SUBSTANTIAL SHAREHOLDERS

As at the Latest Practicable Date, so far as is known to the Directors, the following persons had interests or short positions in the shares and underlying shares of the Company which are required to be disclosed to the Company and the Stock Exchange under the provisions of Divisions 2 and 3 of Part XV of the SFO or, were directly or indirectly, interested in 10% or more of the nominal value of any class of share capital carrying rights to vote in all circumstances at general meetings of any member of the Group, were as follows:

Long position in the shares and underlying shares of the Company

Name of Shareholder	Class of Shares	Number of Shares held	Shareholding percentage of issued state-owned legal person shares	Shareholding percentage of issued H shares
Great Wall Group	State-owned legal person shares	743,870,000	100%	—
HKSCC Nominees Limited	H shares	449,177,900	—	98.97%

APPENDIX V	GENERAL INFORMATION OF THE GROUP

Since 18 August 2006, Great Wall Group has been wholly owned by China Electronics Corporation, which in turn, has become the ultimate controlling shareholder of the Company by holding 62.11% of the Company’s total issued share capital.

As at the Latest Practicable Date, Mr. Lu Ming, Mr. Yang Jun and Mr. Wu Kai Ming hold the following positions in the Company and Great Wall Group:

	Position(s) in the Company	Position(s) in Great Wall Group

Lu Ming	chairman, president and director	president and director

Yang Jun	director	director and vice-president

Wu Kai Ming	vice-president	director

Save as disclosed above, as at the Latest Practicable Date, none of the Directors or senior managers had any interest or position in the substantial shareholders of the Company, namely Great Wall Group and HKSCC Nominees Limited.

Save as disclosed above, so far as is known to the Directors, chief executive officers and supervisors of the Company, as at the Latest Practicable Date, no other person, had an interest or short position in the shares or underlying shares of the Company which would fall to be disclosed to the Company under the provisions of Divisions 2 and 3 Part XV of the SFO, and/or, who was, directly or indirectly, to be interested in 10% or more of the nominal value of any class of share capital carrying rights to vote in all circumstances at general meetings of any member of the Group.

5.	COMPETING INTERESTS

Each of the Directors has confirmed that he/she and their respective associates (as defined under the Listing Rules) do not have any interests in a business apart from the Group’s business, which competes or is likely to compete, either directly or indirectly with the Group’s business.

6.	OTHER ARRANGEMENTS INVOLVING DIRECTORS

As at the Latest Practicable Date:

(a)	none of the Directors was materially interested in any contract or arrangement subsisting at the date of this circular which is significant in relation to the business of the Group; and

(b)	none of the Directors had any direct or indirect interest in any assets which had been, since 31 December 2006 (the date to which the latest published audited financial statements of the Company were made up), acquired, disposed of by, or leased to any member of the Group, or were proposed to be acquired, disposed of by, or leased to any member of the Group.

APPENDIX V	GENERAL INFORMATION OF THE GROUP

7.	MATERIAL ADVERSE CHANGE

The Directors are not aware of any material adverse change in the financial or trading position or outlook of the Group subsequent to 31 December 2006, the date to which the latest audited consolidated financial statements of the Group were made.

8.	MATERIAL LITIGATION

Note dispute and loan dispute between CGC and Sichuan Yintong Computer System Co. Ltd.

(a)	CGC was involved in a note dispute and loan dispute with Sichuan Yintong Computer System Co. Ltd. (abbreviated as “Yintong”) and Chengdu Commercial Bank (abbreviated as “Chengdu Bank”). By its civil case judgment (2000) Chuan Jing Chu Zi 17, the Sichuan Higher People’s Court has ruled in favour of CGC, However, since Chengdu Bank, which had a joint guarantee liability related to the subject matter of the case, has raised objections in relation to the proceedings and other matters and made an application for re-trial, the Sichuan Higher People’s Court has suspended the enforcement of the said judgment by its verdict (2001) Chuan Jing Jian Zi 53 on 3 February 2001, On 17 December 2003, the Sichuan Higher People’s Court issued the Urgent Notice Regarding the Trial and Enforcement of Cases in Relation to the Rectification of Investment and Trust Companies by the Provincial Government (Chuan Gao Fa [2003] 486). The notice stipulated that prior to 30 June 2004, there would be no acceptance, trial or enforcement regarding cases in which any of five financial institutions, including Chengdu Bank, was/were the debtors.

(b)	By the civil case judgment (2005) Min Er Zhong 181 dated 17 March 2006, the Supreme Court of the People’s Republic of China reserved Sichuan Higher People’s Court’s civil case judgment (2000) Chuan Jing Chu Zi 17 and made the decision final.

(c)	In accordance with the final judgment rendered by the Supreme Court of the PRC on a dispute on bills and debts between CGC, Sichuan Yintong Computer System Co. Ltd. and Chengdu Commercial Bank (civil case judgment (2005) Min Er Zhong Zi No. 181), on 21 June 2006, CGC received from Chengdu Commercial Bank a total payment of RMB34,199,781.03, which was broken down into RMB33,630,650 and RMB569,131.03, being payment of the principal and the costs of the case respectively. In June 2007, Chengdu Commercial Bank made a payment to CGC of RMB17,086,558.57 as interest in relation to the case. CGC received such payment on 11 June 2007.

9.	SERVICE CONTRACTS

As at the Latest Practicable Date, none of the Directors, proposed Directors or supervisors of the Company had any existing or proposed service contracts with the Company (excluding contracts expiring or determinable by the employer within one year without payment of compensation (other than statutory compensation)).

APPENDIX V	GENERAL INFORMATION OF THE GROUP

10.	MATERIAL CONTRACTS

The following contracts (not being contracts entered into in the ordinary course of business) have been entered into by the Group within two years immediately preceding the date of this circular up to and including the Latest Practicable Date and are or may be material:

(a)	An equity transfer agreement dated 21 June 2005 between Shenzhen Kaifa, Sun Shenzhen LLC and Tu Shenzhen LLC in respect of, inter alia, Shenzhen Kaifa’s disposal of 20% equity interest in Shenzhen Payton Technology Co., Ltd for a consideration of US$20,172,531 in accordance with the terms and conditions set out therein;

(b)	A revised Shenzhen Kaifa share reform proposal dated 21 June 2006 in respect of, inter alia, the Company, Broadata, Merrywide Limited and Jiangsu Ruihua Investment Development Limited, offered 3 shares of Shenzhen Kaifa to each A shareholder for every 10 A shares held by such A shareholder in exchange for such A shareholder to agree that all unlisted shares of Shenzhen Kaifa be changed to listed A shares. The number of shares to be transferred is 47,076,057 shares, representing 6.42% of the total number of shares of Shenzhen Kaifa;

(c)	A revised CGC share reform proposal dated 21 June 2006 in respect of, inter alia, the Company, offered 3.2 shares of CGC to each A shareholder for every 10 A shares held by such A shareholders. The number of shares to be transferred is 58,003,200 shares, representing 12.65% of the total number of shares of CGC;

(d)	A lease dated 3 July 2006 between the Company and Shenzhen Kaifa as landlords and Shenzhen Sang Fei Consumer Communications Co., Ltd. as tenant in respect of, inter alia, the lease of the property located at 4th floor, Factory Building No. l, Great Wall Technology Building, No.3 Kefa Road, Technology and Industrial Park, Nanshan District, Shenzhen, the PRC to Shenzhen Sang Fei Consumer Communications Co., Ltd. for a monthly rental of RMB204,296.75 and a monthly management fee of RMB32,103.77 in accordance with the terms and conditions set out therein;

(e)	A framework agreement between CGC and Chang Sha Jian Bo for the sale of computers and PC peripheral products for the three months ending 31 March 2007 for a consideration not exceeding RMB6,000,000 in accordance with the terms and conditions set out therein;

(f)	A share transfer agreement dated 14 May 2007 between CGC and BOE Technology Group Company Limited in respect of, inter alia, the transfer of 200,000,000 shares in TPV Technology Limited at a cash consideration of HK$1,140,000,000 (on the basis of HK$5.70 per share);

(g)	The purchase agreements dated 18 May 2007 between CGC and China Great Wall Computer (H.K.) Holding Limited, Amoi Electronics Co. Ltd., Shenzhen Huaming and Shenzhen Sandberry respectively in respect of, inter alia, the purchase of computer components for a total consideration not exceeding RMB731,800,000 in accordance with the terms and conditions set out therein;

APPENDIX V	GENERAL INFORMATION OF THE GROUP

(h)	The sale agreements dated 18 May 2007 between CGC and Hunan Communications and Wuhan Systems respectively in respect of, inter alia, the sale of computers, computer casings and other products for a total consideration not exceeding RMB35,000,000 in accordance with the terms and conditions set out therein; and

(i)	The Agreement.

11.	QUALIFICATIONS

The following are the qualifications of the experts who have given opinions or advice which are contained in this circular:

Name	Qualification
Ernst & Young	Certified Public Accountants

Somerley Limited	a licensed corporation to carry on type 1 (dealing in securities), type 4 (advising on securities), type 6 (advising on corporate finance) and type 9 (asset management) regulated activities under the Securities and Futures Ordinance of Hong Kong

As at the Latest Practicable Date, Ernst & Young and Somerley Limited have no beneficial interest in the share capital of any member of the Group nor have any right, whether legally enforceable or not, to subscribe for or to nominate persons to subscribe for securities in any member of the Group, nor any interest, either directly or indirectly, in any assets which have been, since 31 December 2006 (the date to which the latest published audited financial statements of the Company were made up), acquired or disposed of by or leased to or are proposed to be acquired or disposed of by or leased to any member of the Group.

12.	CONSENT

Ernst & Young and Somerley Limited have each given and have not withdrawn their respective written consent to the issue of this circular with the inclusion of their respective letters and the references to their names in the form and context in which they appear herein.

13.	PROCEDURES FOR DEMANDING A POLL BY SHAREHOLDERS

Your right to demand a poll on the resolutions proposed at the AGM is set out below. The chairman of the AGM will exercise his power under Article 77 of the Articles of Association to put each of the resolutions proposed at the AGM to the vote by way of a poll. Article 77 of the Articles of Association sets out the procedure by which shareholders of the Company may demand a poll:–

According to Article 77 of the Articles of Association, at a general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless (before or after the voting by a show of hands) a poll is demanded by:

APPENDIX V	GENERAL INFORMATION OF THE GROUP

(a)	the chairman of the meeting; or

(b)	at least two members present in person or by proxy and entitled to vote; or

(c)	any member or members present (including by proxy) representing alone or in aggregate not less than one-tenth of the total voting rights at the meeting.

Unless a poll is demanded, a declaration by the chairman of the meeting that a resolution has on a show of hands been carried, and an entry to that effect in the minutes of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against the resolutions carried at the meeting.

The demand for a poll may be withdrawn by the person who made the demand.

14.	DOCUMENTS AVAILABLE FOR INSPECTION

Copies of the following documents are available for inspection at the office of Jones Day, being the Hong Kong legal advisers to the Company, at 29/F, Edinburgh Tower, The Landmark, 15 Queen’s Road Central, Hong Kong during normal business hours on any weekday (except public holidays) from the date of this circular up to and including 25 February 2008:

(a)	the articles of association of the Company;

(b)	the annual reports of the Company for each of the two financial years immediately preceding the issue of this circular;

(c)	the financial information of the Group, the text of which is set out in Appendix I to this circular;

(d)	the letter from the Independent Board Committee, the text of which is set out on page 20 of this circular;

(e)	the letter from Somerley Limited, the text of which is set out on pages 21 to 33 of this circular;

(f)	the written consents referred to in the paragraph headed “Consent” and qualifications in paragraph 12 of this Appendix V;

(g)	the contracts referred to in the section headed “Material Contracts” in paragraph 10 of this Appendix V;

APPENDIX V	GENERAL INFORMATION OF THE GROUP

(h)	the contracts referred to in the section headed “Material Contracts” in paragraph 3 of Appendix IV;

(i)	the Agreement; and

(j)	this circular.

15.	GENERAL

(a)	So far as is known to the Directors, as at the Latest Practicable Date, there was (i) no voting trust or other agreement or arrangement or understanding entered into by or binding upon any Shareholders; and (ii) no obligation or entitlement of any Shareholders, whereby he/ she/it has or may have temporarily or permanently passed control over the exercise of the voting rights in respect of his/her/its Shares to a third party, either generally or on a case-by- case basis.

(b)	So far as is known to the Directors, as at the Latest Practicable Date, there was no discrepancy between any Shareholder’s beneficial shareholding interest in the Company as disclosed in this circular and the number of Shares in respect of which it will control or will be entitled to exercise control over the voting rights at a general meeting (if it were held).

(c)	The company secretary and qualified accountant of the Company is Mr. Siu Yuchun, a fellow of the Hong Kong Institute of Certified Public Accountants and the Association of Certified Chartered Accountants in the United Kingdom. Mr. Siu also holds a Bachelor’s degree in economics from Acadia University, Canada and a Master’s degree in business administration from Dalhousie University, Canada.

(d)	The Company’s H shares registrar and transfer office is Hong Kong Registrars Limited, Rooms 1712-1716, 17th Floor, Hopewell Centre, 183 Queen’s Road East, Hong Kong.

(e)	The registered address of the Company is No. 2, Keyuan Road, Technology & Industry Park, Nanshan District, Shenzhen, the PRC.

(f)	The English text of this circular shall prevail over the Chinese text in the case of any inconsistency.

Important Additional Information for Investors and Stockholders

In connection with the transaction, the Company intends to file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by the Company at the SEC’s website at http://www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from the Company, by calling Investor Relations at (801) 332-3585 or by writing to Iomega Corporation, Attn: Investor Relations, 10955 Vista Sorrento Parkway, San Diego, CA 91230.

The Company, EGWTL, SETL, the Selling Shareholders and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the transaction. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2007 Annual Meeting of Stockholders filed with the SEC on April 13, 2007 and the Company’s Current Reports on Form 8-K filed with the SEC on September 27, 2007, November 8, 2007, December 12, 2007, December 20, 2007, and January 23, 2008. Certain directors and executive officers of the Company may have direct or indirect interests in the transaction due to securities holdings, pre-existing or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the transaction. Additional information regarding the Company, EGWTL, SETL, the Selling Shareholders and the interests of each of their respective executive officers and directors in the transaction will be contained in the proxy statement regarding the transaction that will be filed by the Company with the SEC.